As filed with the Securities and Exchange Commission on April 28, 2025
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	[]
Post-Effective Amendment No. 18 (File No. 333-227506)	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[]
Amendment No. 153 (File No. 811-04298)	[X]
(Check appropriate box or boxes)

(Exact Name of Registrant)
RiverSource Variable Life Separate Account

Name of Depositor:
RIVERSOURCE LIFE INSURANCE COMPANY
Address of Depositor’s Principal Executive Offices, Zip Code
Depositor’s Telephone Number, including Area Code:

70100 Ameriprise Financial Center Minneapolis, MN 55474
 (800) 862-7919
Name and Address of Agent for Service:
Nicole D. Wood, Esq.
5229 Ameriprise Financial Center
Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2025 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus
May 1, 2025
RiverSource®
Variable Universal Life 6 Insurance v3
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance v3.
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. You may direct your Net Premiums or transfers to:
•
A Fixed Account to which we credit interest.
  •  Indexed Accounts to which we credit interest.
•
Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations. All material state variations are disclosed in the prospectus.
Please note that your investments in a policy and its underlying Funds:
•
Are NOT deposits or obligations of a bank or financial institution;
•
Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•
Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the policy, you may cancel your policy within 10 days of receiving it without paying penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 1

2 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 3

Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: The Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Eligible Accounts: The following Indexed Accounts are the Eligible Accounts:
•
S&P 500 1-Year Point-to-Point
•
S&P 500 1-Year Point-to-Point Spread/No Cap
Policy Value in the Eligible Accounts is used to determine if, upon any Segment Maturity Date, changes to Segment maturity reallocations are needed due to outstanding indexed loan Indebtedness.
Fixed Account: The portion of the Policy Value held in our general investment account, not including the Loan Collateral Account, that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that has the ability to earn interest on a segment maturity date based on a change in the value of one or more designated indexes. Each Indexed Account includes a corresponding Interim Account and one or more Segments.
Indexed Loan Base Account: The Indexed Loan Base Account will be the S&P 500 1 Year Point-to-Point Indexed Account. Policy value is transferred/reallocated from the Fixed Account, Subaccounts and/or other Indexed Accounts to the Indexed Loan Base Account to ensure that the value in the Indexed Accounts is greater than Indebtedness when an indexed loan is in effect. As a result, this account receives any applicable transfer amounts due to the following when an indexed loan is in effect:
•
Indexed loan reallocation of Segment maturity values.
•
Indexed loan transfer of Policy Value at Policy Anniversary.
Policy value transfer/reallocated for this reason will first be applied to the corresponding Interim Account, moved into Segments on the next Segment Start Date and will receive indexed interest on the Segment Maturity Date as any other transfer to the Indexed Account.
Ineligible Accounts: The Subaccounts, the Fixed Account and/or Indexed Accounts that are not designated as Eligible Accounts.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 5

Lapse: The policy ends without value and no death benefit is paid.
Loan Collateral Account: The portion of the Policy Value held in our general investment account that reflects amounts transferred from the Subaccounts, the Fixed Account and/or the Indexed Accounts as collateral when a fixed loan is taken, or any interest accrued and not paid when it is due on such loan.
Minimum Initial Premium: The premium amount used to determine if the Minimum Initial Premium Guarantee is in effect. The Minimum Initial Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified amount and death benefit option.
Minimum Initial Premium Period: The maximum duration the Minimum Initial Premium Guarantee can be in effect if all requirements are met. The Minimum Initial Premium Period is shown under Policy Data.
Minimum Initial Premium Guarantee(MIPG): A feature of the policy guaranteeing that the policy will remain in force over the Minimum Initial Premium Guarantee Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit equal to the current death benefit divided by the guaranteed interest rate factor shown under Policy Data minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.
No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee Period: The maximum duration the NLG can be in effect if the premium payment requirements are met. The No-Lapse Guarantee Period for the NLG is shown under Policy Data and depends on the Insured’s Insurance Age.
No-Lapse Guarantee Premium: The premium amount used to determine if the NLG is in effect. The NLG Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified Amount and death benefit option.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Partial Surrender: The withdrawal of an amount of the Policy Value that is less than the full Cash Surrender Value. Sometimes we refer to a Partial Surrender as a withdrawal.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insured.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value plus the values of the Indexed Account(s), including the value in each Indexed Account’s corresponding Interim Account, plus the value of the Loan Collateral Account.
Proceeds: The amount payable under the policy as follows:
•
Upon death of the Insured prior to the date the Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit option in effect as of the date of the Insured’s death, minus any Indebtedness.
•
Upon death of the Insured on or after the Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—
the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
—
the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary.
•
On Full Surrender of the policy, the Proceeds will be the Cash Surrender Value.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value that the Fixed Account (not including the Fixed Account Value that is part of a Special Dollar Cost Average (SDCA) arrangement) and each of the Subaccounts bear to the total Policy Value minus any value in the Loan Collateral Account, the sum of the values of the Indexed Accounts, and the value of the Fixed Account that is part of an SDCA arrangement.
Risk Classification: A group of insureds that RiverSource Life expects will have similar mortality experience.

6 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120 Policy Anniversary. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of a Full Surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage. A processing fee is also assessed at the time of a Partial Surrender. This is referred to as a partial Surrender Charge.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00
PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 7

Key Information Table
Important Information You Should Consider About the Policy
FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals
If you surrender your policy for its full Cash Surrender Value, or the policy
Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount, you will incur a Surrender Charge. The
Surrender Charges are set based on various factors such as the
Insured’sInsurance Age(or Attained Insurance Age at the time of a requested increase in the Specified Amount),Risk Classification, and the
number of years the policy has been in force (or for the number of years from the effective date of an increase in the Specified Amount).
The maximum initial Surrender Charge rate that would be charged on any policy would be $57.00 per $1,000 of Initial Specified Amount. Therefore,
if a Full Surrender occurs on a policy that was issued with a $1,000,000
Initial Specified Amount, the maximum initial Surrender Charge would be
$57,000 which is $ 57.00 times $1,000,000 divided by 1,000.
The Surrender Charges are shown under the Policy Data page of your policy.
Fee Tables Transaction Fees Base Policy Charges
Transaction Charges
In addition to Surrender Charges, you may also incur charges on other transactions, such as a premium expense charge, partial surrender charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Accelerated Benefit Rider for
Terminal Illness and the Overloan Protection Benefit.
Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to Surrender Charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the following riders if they are elected as optional benefits available under the policy: Accidental Death Benefit Rider, Children’s Insurance
Rider, Waiver of Monthly Deduction Rider, Waiver of Premium Rider,
Accounting Value Increase Rider, AdvanceSource Accelerated Benefit Rider
- CI and AdvanceSource Accelerated Benefit Rider - LTC. Such fees and expenses are set based on various factors such as the Insured’sRisk
Classification,Insurance Age, sex and the number of years the policy is in force. You should review the rates, fees and charges under the Policy Data page of your policy.
You will also bear expenses on the Policy Value in Indexed Accounts at an annual rate of 0.60% applied monthly.
If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.
You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:
				Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.25	1.32
	(1) As a percentage of Fund assets.
RISKS
Risk of Loss
You can lose money by investing in this policy including loss of principal.
Even though Policy Value in an Indexed Account is subject to a guaranteed minimum interest rate greater than or equal to zero, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums and/or transfers of Policy Value you’ve paid or allocated into the Indexed Account(s).
Principal Risks of Investing in the Policy

8 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

RISKS	Location in Statutory Prospectus
Not a Short-Term Investment
The policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years.
During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy.
Each investment option (including the Fixed Account and the Indexed
Accounts) has its own unique risks.
You should review the investment options before making an investment decision.
If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.
Principal Risks of Investing in the Policy The Variable Account and the Funds
Insurance Company Risks
An investment in the policy is subject to the risks related to RiverSource
Life Insurance Company. Any obligations (including under the Fixed
Accountand the Indexed Accounts) or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource
Life’s claims-paying ability. If RiverSource Life experiences financial distress, RiverSource Life may not be able to meet their obligations to you.
More information about RiverSource Life, including their financial strength ratings, is available by contacting RiverSource Life at 1-800-862-7919.
Additional information regarding the financial strength of RiverSource Life can be accessed at: strengthandsoundness.com.
Principal Risks of Investing in the Policy The General Account
Policy Lapse
Insufficient premium payments, fees and expenses, poor investment performance, full and partial surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed.
Your policy may not Lapse if the No Lapse Guarantee or the Minimum Initial
Premium Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.
Keeping the Policy in Force

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 9

	RESTRICTIONS	Location in Statutory Prospectus
Investments
•We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
• The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
• On the Insured’sAttained Insurance Age 120 anniversary, any Policy
Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
• You may only transfer into and out of the Fixed Account on a Policy
Anniversary, unless you automate such transfers.
• Restrictions into and out of the Indexed Accounts apply.
• We reserve the right to close, merge or substitute Funds as investment options.
• We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the Securities and
Exchange Commission.
• We generally limit purchase payments in excess of $1,000,000.
• We reserve the right to add, remove or change one or more of the
Indexed Account options. If an Indexed Account is removed, Policy Value in a Segment of that Indexed Account will remain there until the end of the Segment Term unless the Policy Value is removed to satisfy monthly deduction requirements or as required to make a loan or surrender.
• We reserve the right to substitute an index at any time if an index is discontinued, we no longer have the right to use the index, there is a substantial change in the calculation of an index, or costs associated with using the index become excessive.
• Certain deductions from an Indexed Account segment prior to the segment maturity date will trigger a transfer restriction period that restricts Policy Value transfers to Indexed Accounts for a 12-month period. See “Transfer Restriction Period – Indexed Accounts.”
• Policy holders may only transfer Policy Value in an Indexed Account
Segment to another investment option at the end of a Segment Term.
See “Indexed Accounts.”

Transfers Among
the Fixed
Account, Indexed
Accounts and
Subaccounts
Substitution of
Investments
Optional
Benefits —
Investment
Allocation
Restrictions for
Certain Benefit
RidersTransfer
Restriction
Period — Indexed
AccountsIndexed
Accounts

10 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Optional Benefits
•Accelerated Benefit Rider for Terminal Illness (ABRTI): The Insured
must be diagnosed as terminally ill as defined in the rider to exercise the benefit of this rider.
• Accidental Death Benefit Rider (ADB): The ADB is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The ADB has termination dates prior to the termination date of the base policy. The ADB will only pay the additional accidental death benefit if the Insured's death is caused by accidental injury prior to the
Insured's Attained Insurance Age 70 Policy Anniversary and the death must occur within 90 days of the accidental injury to be considered for the accidental death benefit.
• Automatic Increase Benefit Rider (AIBR): The AIBR is only available at policy issuance. The AIBR is not available for all Insurance Ages or Risk
Classifications that would be Insured under the base policy. The AIBR has termination dates prior to the termination date of the base policy.
• Children's Insurance Rider (CIR): The CIR is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The CIR has a termination date prior to the termination date of the base policy. The CIR provides death benefit Proceeds on someone other than the Insured of the base policy.
• Waiver of Monthly Deduction Rider (WMD): The WMD is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WMD has termination dates prior to the termination date of the base policy. The Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Waiver of Premium Rider (WP): The WP is not available for all Insurance
Ages or Risk Classifications that would be Insured under the base policy. The WP has termination dates prior to the termination date of the base policy. The Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age65Policy Anniversary to
claim benefits.
• AdvanceSource Accelerated Benefit Rider - for Chronic
Illiness (ASR-CI): The ASR-CI is only available at policy issuance. The
ASR-CI is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. Benefits under the rider will only be paid if the Insured is classified as Chronically Ill, as defined in the rider, for at least 90 days. Benefits will not be provided under this rider during the first six months for qualified long-term care services received by the Insured due to a pre-existing condition.
• AdvanceSource Accelerated Benefit Rider for Long Term Care
(ASR-LTC): The ASR-LTC is only available at policy issuance. The ASR-LTC is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. Benefits under the rider will only be paid if the Insured is classified as Chronically Ill, as defined in the rider, for at least 90 days. Benefits will not be provided under this rider during the first six months for qualified long-term care services received by the
Insured due to a pre-existing condition.
• Overloan Protection Benefit ("OPB"): The benefit can only be exercised if the death benefit option 1 is in effect and the policy has been in force at least 15 years and is not in the grace period.
Additional Information About Optional Benefits

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 11

	RESTRICTIONS	Location in Statutory Prospectus
Optional Benefits continued
•Policy Loans: Loans provide access to the Policy Value without possible taxes (non-MEC policies only) and charges associated with a withdrawal.
Outstanding Indebtedness reduces the policy Cash Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will
Lapse. The Proceeds payable upon death of the Insured are reduced by
Indebtedness. A loan may also cause the NLG or Minimum Initial
Guarantee to terminate. The following two loan types are available. Only one loan type can be in effect at any time.
 • Fixed Loans: When a fixed loan is taken or a fixed loan interest is payable, an amount equal to the loan or loan interest will be transferred from the Subaccounts,Fixed Account and/or Indexed
Account(s) to the Loan Collateral Account where it earns a fixed interest rate. The minimum loan amount is $500. The maximum loan amount is up to 90% of the Policy Value less Surrender Charges.
 • Indexed Loans: When an indexed loan is taken there is no transfer of
Policy Value from the Subaccounts,Fixed Account and/or Indexed
Account(s) to the Loan Collateral Account. Instead,Policy Value in the
Indexed Accounts is used as collateral for the loan and earns the applicable indexed interest. However, to ensure there continues to be enough Policy Value in the Indexed Accounts to serve as loan collateral, there will be transfers of Policy Value or changes to
Segment maturity reallocations to Indexed Loan Base Account for the following situations:
   • If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
   • If, on any Indexed Account Segment Maturity Date, the amount of
Indebtedness exceeds the Policy Value in the Eligible Accounts, we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base
Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the
Eligible Account(s).
Any transfers due to loans are not subject to the policy’s minimum transfer amounts and do not count towards the maximum number of transfers per year from the Subaccounts. The minimum loan amount is $500. The maximum amount is the lesser of: 90% of the policy value less surrender charges or the sum of the value of the Indexed Account(s).

TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If you purchased the policy through a tax-qualified plan, there is no additional tax deferral benefit under the policy.
• Earnings under your policy are taxed at ordinary income tax rates when withdrawn.
• If your policy is a modified endowment contract, you may have to pay a
10% tax penalty if you take a withdrawal of earnings before age 59½.
Taxes

12 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

	CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
In general, we pay selling firms and their sales representatives’
compensation for selling the policy.
In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.
Distribution of the Policy
Exchanges
If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
For additional information, see 1035 exchanges under Other Tax Considerations

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 13

Overview of the Policy
Purpose
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. This policy may be appropriate for you if you have a long investment time horizon and the policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the policy’s variable investment options.
We pay death benefit Proceeds to the chosen Beneficiary when the Insured person under the policy dies. You tell us how much life insurance coverage you want. We call this the “Specified Amount” of insurance. Death benefit Proceeds may be increased by any additional death benefit you have elected, and will be decreased by any outstanding policy loans and loan interest.
Premiums
In applying for your policy, you decide how much you intend to pay and how often you will make any additional payments.
The policy also includes No-Lapse Guarantee benefits, which, subject to certain requirements being met, guarantees the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction.
You will choose a Scheduled Premium at the time of application. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the No-Lapse Guarantee rider in effect.
You may also make unscheduled premium payments at any time and in any amount of at least $25.
We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured’s Attained Insurance Age 120.
Grace Period – If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the No-Lapse Guarantee nor the Minimum Initial Premium Guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Your policy will Lapse if you do not pay the premiums needed to maintain coverage. In that case, we will not pay a death benefit. See “No Lapse Guarantee” under “Keeping the Policy in Force” section below.
Allocation of Premiums
Until the Policy Date, we hold premiums, if any, in the Fixed Account and we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
You may direct your Net Premiums or transfers to:
•
A Fixed Account,
•
Indexed Accounts, or
•
Subaccounts that invest in underlying Funds.
A complete list of underlying Funds available under the policy can be found in Appendix A:Funds Available Under the Policy. A complete list of the Indexed Accounts available under the policy can be found in the statutory prospectus - Appendix E:Indexed Accounts Available Under the Policy.
Policy Features
•
Flexibility. The policy is designed to be flexible. While the Insured is living, you, as the Owner of the policy, may exercise all of the rights and options described in the policy. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your Policy Value or premium will be added to the Specified Amount when determining Proceeds payable to the Beneficiary upon the Insured’s death, (5) add or delete certain other optional benefits that we make available by rider to your policy, as permitted, and (6) transfer of Policy Value among investment options (Policy holders may only transfer Policy Value in an Indexed Account Segment to another investment option at the end of a Segment Term. See “Indexed Accounts.”).
•
Accessing Your Money. At any time while the policy is in force, you may fully surrender your policy in return for its Cash Surrender Value. A Full Surrender will terminate your policy and it cannot be reinstated. At any time after the first policy year, you may partially surrender your policy’s Cash Surrender Value. A Partial Surrender must be at least

14 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

$500.Partial Surrenders will also reduce your Policy Value and death benefit and will increase your risk of Lapse.Full Surrenders may be subject to Surrender Charges and Partial Surrenders are subject to surrender processing fees. Since indexed interest is only credited on Segment Maturity Date, upon Full Surrender any Policy Value in the Segment of an Indexed Account will not receive any indexed interest. Upon a Partial Surrender, a Segment will be credited indexed interest on a Segment Maturity Date on any Policy Value that is removed from the Segment due to the Partial Surrender but only for the number of full months that Policy Value was in the Segment.
•
Death Benefit Options. You must choose between death benefit Option 1, Option 2 or Option 3 at the time of your application. After choosing a death benefit option, you may change it at any time prior to the Insured's Attained Insurance Age 120 Policy Anniversary.
•
Death Benefit Option 1: Provides for a death benefit that is equal to the greater of (a) the Specified Amount and (b) a percentage of Policy Value. The percentage is equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
•
Death Benefit Option 2: Provides for a death benefit that is equal to the greater of (a) the Specified Amount plus the Policy Value and (b) a percentage of Policy Value. The percentage is equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
•
Death Benefit Option 3: Provides for a death benefit that is equal to the greater of (a) the lesser of (i) the Specified Amount plus premiums paid, less partial surrenders and any Partial Surrender fees, or (ii) the Death Benefit Option 3 Limit shown in your Policy Data pages; and (b) a percentage of Policy Value. The percentage is equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
•
Loans. There are two types of policy loans available to you: fixed loans and indexed loans. Only one loan type can be in effect at any time. The minimum loan you may take is $500 or the maximum loan amount, if less. Generally, policy loans allow you to access Policy Value without the possible taxes (non-MEC policies only) and surrender charges associated with a withdrawal. Taking a loan may have adverse tax consequences, will reduce the Proceeds payable upon death of the Insured, will increase your risk of Lapse and you may need to make additional premium payments or loan repayments to maintain the no-lapse feature. You may repay all or part of a loan at any time. See “Federal Taxes” for more information.
Fixed loans
You may take a fixed loan from your policy at any time. The maximum fixed loan amount you may take is equal to 90% of the Cash Surrender Value. We charge loan interest on a fixed loan at a rate not to exceed 3% in policy years 1-10 and 1.25% in policy years 11+. When you take a fixed loan, we transfer Policy Value from your investment options in an amount equal to your loan and hold that part of your Policy Value in the Loan Collateral Account as loan collateral. As a result, loan collateral backing a fixed loan does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. It does, however, receive daily interest credited at a 1% annual rate.
Indexed loans
You may take an indexed loan any time after the date shown under the Policy Data page of your Policy. The maximum indexed loan amount you may take is the lesser of 90% of the Cash Surrender Value or the total account value in the Indexed Accounts (including Interim Accounts). We charge loan interest on an indexed loan at a rate not to exceed 8% in all policy years.
When you take an indexed loan, no Policy Value is transferred to the Loan Collateral Account. As a result, loan collateral backing an indexed loan remains in the Indexed Accounts and continues to be credited any applicable indexed interest. There is no guarantee that this rate will be greater than the loan interest charged and could be zero.
•
Tax Treatment. The policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the Beneficiary. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. The tax treatment of policy loans and distributions may vary depending on whether the policy is a modified endowment contract. Neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.
•
Optional Benefit Riders: The policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the policy at an additional cost. These riders include:
•
Riders that increase the amount payable upon your death or the death of a family member (i.e., Accidental Death Benefit rider, Children’s Insurance Rider and the Automatic Increase Benefit rider).
•
Riders that help prevent your policy from lapsing (i.e., Overloan Protection Benefit, Waiver of Premium rider and Waiver of Monthly Deduction rider).
•
Riders that provide for payment of all or part of the death benefit in installment payments prior to the death of the insured(i.e AdvanceSource Accelerated Benefit Rider for Chronic Illness and AdvanceSource Accelerated Benefit Rider for Long-Term Care).

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 15

•
Riders that provide for payment of part of the death benefit prior to the death of the insured(i.e. Accelerated Benefit Rider for Terminal Illness. Charges will be incurred upon exercise of this benefit.)
•
Rider that provides a partial waiver of the Surrender Charge upon a Full Surrender(i.e., Accounting Value Increase rider).
•
Additional “Standard” Riders, Features and Services. Additional riders, features and services under the policy are summarized below. There are no additional charges associated with these features and services.
•
Automated Transfers. This feature allows you to automatically transfer Policy Value from either a Subaccount or the Fixed Account to one or more Subaccounts and the Indexed Accounts on a regular basis. Via automated transfers you can take advantage of a dollar cost averaging strategy where you invest in one or more Subaccounts on a regular basis, for example monthly, instead of investing a large amount at one point in time. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by the fluctuations in the value of the underlying Fund.
•
Asset Rebalancing. The automatic rebalancing feature automatically rebalances your Policy Value in the Subaccounts to correspond to your premium allocation designation. Asset rebalancing does not count towards the number of free transfers per Policy year.
•
No-Lapse Guarantee. Guarantees the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect so long as certain premium payment requirements are met.
•
Policy Value Credit. We may periodically apply a credit to your Policy Value.

16 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your Policy Data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy or transfer cash value between investment options.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)(a)	When you pay premium.	4% of each premium payment.

Premium Taxes	When you pay premium as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Maximum Deferred Sales Charge (Load)(b)
When you surrender your
policy for its full Cash
Surrender Value, or the policy
Lapses, during the first ten
years and for ten years after
requesting an increase in the
Specified Amount. These
rates grade down over
10 years to zero.
Initial Rate per $1,000 of initial Specified Amount:
Minimum: $11.13 — Female, Standard Nontobacco, Insurance Age 0.
Maximum: $57.00 — Male, Standard Tobacco, Insurance Age 63.
Representative Insured: $12.03 — Female, Preferred Nontobacco, Insurance Age 45.

Other Surrender Fees(c)	When you surrender part of the value of your policy.	The lesser of:
•$25; or
•2% of the amount surrendered.

Transfer Fees	N/A	N/A

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and Proceeds are sent by express mail or electronic fund transfer.	•$30 — United States.
•$35 — International.

Interest Rate on Loans (d)	Charged daily and due at the end of the policy year.	Fixed Loans •3% for policy years 1-10;1% for policy years 11+.
Indexed Loans •Maximum of 8% for all policy years.

(a)
We call this the premium expense charge in other places in this prospectus.
(b)
We call this a Surrender Charge in other places in this prospectus, and it decreases monthly until it reaches $0 at the end of year 10. This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(c)
We call this the partial Surrender Charge in other places in this prospectus.
(d)
The fixed loan interest rate charged is offset by the minimum guaranteed rate of interest rate of 1% earned on the Loan Collateral Account. The indexed loan interest rate charged is offset by any indexed interest credited to the Policy Value in the Indexed Accounts backing the loan, which could be as low as 0%.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 17

Transaction Fees (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.
•For that part of the accelerated benefit which does not
exceed Policy Value available for a fixed loan when an
accelerated benefit is requested, we will charge the
policy’s Guaranteed Fixed Loan Interest Rate shown
under Policy Data which is currently 3% for policy years
1-10 and 1.25% for policy years 11+.

•For that part of the accelerated benefit which exceeds Policy Value available for a fixed loan when the accelerated benefit is requested, the greatest of:
•the current yield on 90-day Treasury bills, or
•the current maximum statutory adjustable policy loan interest rate, or
•the policy’s Guaranteed Fixed Loan Interest Rate shown under Policy Data which is currently 3% for policy years 1-10 and 1.25% for policy years 11+.

Overloan Protection Benefit (OPB)	Upon exercise of the benefit.	3% of the Policy Value

18 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Annual Fund Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charge (also referred to as policy fee)	Monthly.	$10.00 per month for initial Specified Amounts below $1,000,000; and
$0 per month for initial Specified Amounts of $1,000,000 and above.

Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.005 — Female, Standard Nontobacco, Insurance Age 0,Duration5.
Maximum: $57.6325 — Male, Standard Tobacco, Insurance Age 85,Duration28.

Representative Insured: $0.0275 -- Female, $500,000 Specified Amount, Preferred Nontobacco, Insurance Age 45,Duration1.

Administrative Charge(a)	Monthly.	Monthly Rate per $1,000 of initial Specified Amount:
Minimum: $0.088 — Female, Standard Nontobacco, Insurance Age 4,Durations 1-10.
Maximum: $2.605 — Male, Standard Tobacco, Insurance Age 85, Durations 1-10.

Representative Insured: $0.185 Female, Preferred Nontobacco, Insurance Age 45,Durations 1-10.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Mortality and Expense Risk Charge	Monthly.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Optional Benefit Charges:

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial ADB Specified Amount:
Minimum: $0.04 — Female, Standard Nontobacco,Attained Insurance Age5.
Maximum: $0.16 — Male, Standard Tobacco,Attained Insurance Age69.

Representative Insured: $0.04 — Female, Preferred Nontobacco,Attained Insurance Age45.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $0.58.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment values corresponding to that Indexed Account as of the Monthly Date.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 19

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00692 — Female, Nontobacco,Attained Insurance Age20.
Maximum: $0.34212 — Male, Standard Tobacco,Attained Insurance Age59.

Representative Insured: $0.0401 — Female, Preferred Nontobacco,Attained Insurance Age45.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $0.03206 — Male, Nontobacco,Attained Insurance Age20.
Maximum: $0.40219 — Female, Standard Tobacco,Attained Insurance Age59.

Representative Insured: $0.09087 — Female, Preferred Nontobacco,Attained Insurance Age45.

AdvanceSource® Accelerated Benefit Rider for Long-Term Care (ASR-LTC)(a)(b)(c)	Monthly.	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025, Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 2% Monthly Benefit Percent.
Maximum: $19.2425, Female, Standard Tobacco, Insurance Age 20, Duration 100, 4% Monthly Benefit Percent.

Representative Insured: $0.0050, Female, Preferred Nontobacco, Insurance Age 45, Duration 1, 2% Monthly Benefit Percent.

AdvanceSource® Accelerated Benefit Rider for Chronic Illness (ASR-CI)(a)(b)(d)	Monthly.	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025 – Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 1% Monthly Benefit Percent.
Maximum: $33.8875 – Female, Standard Tobacco, Insurance Age 20, Duration 100, 3% Monthly Benefit Percent.

Representative Insured: $0.0050, Female, Preferred Nontobacco, Insurance Age 45, Duration 1, 2% Monthly Benefit Percent.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex. Risk Classification, issue age, Duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(c)
This rider is only available for polices purchased under the Option 1 or Option 2 death benefits.
(d)
This rider is only available for polices purchased under the Option 1 death benefit.

20 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.0325 — Male, Nontobacco, Insurance Age 85.
Maximum: $0.0629 — Female, Tobacco, Insurance Ages 35-55.

Representative Insured: $0.0538 — Female, Nontobacco, Insurance Age 45.

Accelerated Benefit Rider for Terminal Illness Charge (ABRTI)	Upon payment of Accelerated Benefit.
In AL, if the Accelerated Benefit payment is $25,000 or
greater, the fee will be $250. For Accelerated Benefit
payments less than $25,000, the fee will be 1% of the
Accelerated Benefit payment. In FL, the fee is $100 per
Accelerated Benefit payment. For all other states, the fee
will be $250. The maximum aggregate charge for all
Accelerated Benefits advanced is $500.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 21

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds(1) that you may pay periodically during the time that you own the policy. A complete list of Funds available under the policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.25	1.32
(1)
Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contractowner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and SAI.

22 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Principal Risks of Investing in the Policy
Policy Risk and What It Means
Risks of Poor Investment Performance. If you direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value:
•
You can lose cash value due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
•
If the death benefit option is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience (but at no time will it be less than the Specified Amount).
•
Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
Risk of Poor or Negative Index Return. If the change in value of the underlying index is not positive, you may never receive indexed interest. Also, if the return of the underlying index is positive but insignificant, the indexed interest credited may not be enough to cover your policy fees and charges. In both cases, with policy fees and charges, you could lose more than your investment in the Indexed Accounts.
Risk of Withdrawals from an Indexed Account Segment Prior to the Segment Maturity Date. Any Policy Value withdrawn from the Segment of an Indexed Account due to a Partial Surrender, transfer due to a fixed loan taken or interest payable on a fixed loan, or monthly deduction will receive indexed interest for the number of full months the Policy Value withdrawn was in the Segment. However, the indexed interest on the withdrawn amount will not be credited until the Segment Maturity Date of the Segment it was removed from and only if the policy is in-force on that Segment Maturity Date. Additionally, some of these withdrawals will trigger a transfer restriction period that restricts Policy Value transfers to Indexed Accounts for a 12-month period. See “Transfer Restriction Period – Indexed Accounts.”
Risk of Transfer Restrictions Between Investment Options. Restrictions apply to transfers involving the Fixed Account and the Indexed Accounts. You must make transfers from the Fixed Account to any subaccount during a 30-day period starting on a Policy Anniversary, except for automated transfers. You may only transfer Policy Value in an Indexed Account Segment to another investment option at the end of a Segment Term. See “Indexed Accounts.” There is a risk that other investment options will perform more favorably while your Policy Value remains in the Indexed Account Segment.
The Policy is Unsuitable as a Short-term Savings Vehicle. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death.
The policy is not suitable as a short-term investment. Your policy has little or no Cash Surrender Value in the early policy years. Surrender Charges apply to this policy for the first ten years (and ten years after an increase in the Specified Amount). Surrender Charges can significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take Partial Surrenders is limited. You cannot take Partial Surrenders during the first policy year.
Risks of Policy Lapse. If you do not pay the premiums needed to maintain coverage:
•
We will not pay a death benefit if your policy Lapses.
•
Also, the Lapse may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
Your policy may Lapse due to Surrender Charges.
•
Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Possibility of Adverse Tax Consequences”). A partial surrender will reduce the Policy Value and the death benefit and may terminate the NLG.
If you take a loan against your policy.
•
Taking a loan increases the risk of:
—
policy Lapse (which may have adverse tax consequences, see “Possibility of Adverse Tax Consequences”);
—
a permanent reduction of Policy Value;
—
reducing the Proceeds payable at the Insured’s death.
•
Taking a loan may also terminate the Minimum Initial Premium Guarantee and/or the NLG.
Your policy can Lapse due to poor investment performance.
•
Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
•
The Lapse may have adverse tax consequences (See “Possibility of Adverse Tax Consequences”).

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 23

Policy Risk and What It Means (continued)
Certain changes to your Policy could require additional premiums to prevent your Policy from lapsing.
•
A change in the Specified Amount, a change in the death benefit option, the addition, deletion, or change of any rider, and/or a change in the Insured’s Risk Classification may impact the NLG feature and may require the payment of additional premium to maintain the NLG.
Exchange/Replacement Risk. You exchange or replace another policy to buy this one.
•
You may pay Surrender Charges on the old policy.
•
The new policy has Surrender Charges, which may extend beyond those in the old policy.
•
You may be subject to new incontestability and suicide periods on the new policy.
•
The new policy’s Surrender Charges may be higher than the Surrender Charges in the old policy.
•
You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
•
If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
•
The exchange may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.
•
If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
•
If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
Limitations on Access to Cash Value Through Withdrawals. Your ability to take Partial Surrenders is limited.
You cannot take Partial Surrenders during the first policy year.
Possibility of Adverse Tax Consequences. A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, excess funding or certain changes you make to the policy may cause it to become a MEC.
•
Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.
If you exchange or replace another policy to buy this one.
•
If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
•
If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
•
The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.
•
The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.
•
Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

24 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Policy Risk and What It Means (continued)
The company may offer this policy as an option to fund a qualified tax-deferred retirement plan.
•
The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.
If the investments in the Subaccount are not adequately diversified.
•
If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).
Congress may change how a life insurance policy is taxed at any time.
The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.
•
You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
•
For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
•
Typically, changes of this type are prospective only, but some or all of the attributes could be affected.
The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.
•
You may be taxed on the income of each Subaccount to the extent of your interest in the Subaccount.
Fund Risks. A comprehensive discussion of the risks of each Fund in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.
Market Risk. Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.
•
You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.
Loan Risk. Regardless of loan type, outstanding Indebtedness could reduce your Policy Value and/or impact the no-lapse guarantee feature and increase the risk of Lapse. Proceeds payable upon death of the Insured will be reduced by the amount of any outstanding Indebtedness. If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience the significant tax costs. See “Possibility of Adverse Tax Consequences” in this prospectus.
Each loan type also has unique risks:
Fixed Loan Risk. Since the Policy Value used as collateral for a fixed loan is transferred to the Loan Collateral Account, a fixed loan could reduce the growth of your Policy Value since the Policy Value backing a fixed loan is not participating in the investment experience of other investment options. Additionally, any Policy Value removed from an Indexed Account segment prior to the segment maturity date due to a fixed loan will trigger a transfer restriction period that restricts Policy Value transfers to Indexed Accounts for a 12-month period. This does not include removal of Policy Value due solely to an increase in fixed loan indebtedness as a result of accrued interest not being paid when due. Sue “Transfer Restriction Period – Indexed Accounts.”
Indexed Loan Risk. Although the Policy Value backing an indexed loan remains in the Indexed Accounts, there is no guarantee the indexed interest credited on that Policy Value will be greater than the indexed loan interest charged and could be less, thus reducing the growth in your Policy Value. Likewise, there is no guarantee that the segment growth cap offered will be greater than the indexed loan interest charged.
Financial Strength and Claims Paying Ability Risk. All insurance benefits, including the death benefit, and all guarantees, including those related to the Fixed Account, Indexed Accounts, and Loan Collateral Account are general account obligations that are subject to the financial strength and claims paying ability of RiverSource.
Cyber Security and Systems Integrity. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners. This dependence makes us susceptible to operational and information security risks from cyber-attacks.
These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 25

Policy Risk and What It Means (continued)
The risk of cyber-attacks may be higher during periods of geopolitical turmoil. These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Conflict of Interest Risks Related to Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
Managed Volatility Funds’ Risks. Managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts. Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.

26 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Loads, Fees and Charges
Policy charges primarily compensate us for:
•
providing the insurance benefits of the policy;
•
issuing the policy;
•
administering the policy;
•
assuming certain risks in connection with the policy; and
•
distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account, Indexed Accounts and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Transaction Fees
Surrender Charge
If you surrender your policy or the policy Lapses during the first ten policy years or in the ten years following an increase in Specified Amount, we will reduce your Policy Value, minus Indebtedness, by the applicable Surrender Charge.
The Surrender Charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification and initial Specified Amount. The maximum Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of ten policy years. If you increase the Specified Amount, an additional maximum Surrender Charge will apply to the additional Specified Amount added to the policy. The additional maximum Surrender Charge will be based on the Insured’s Attained Insurance Age, sex (unless unisex rates are required by law), Risk Classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.
The following table illustrates the maximum Surrender Charge. We assume a female, insurance Age 40 qualifying for super preferred nontobacco rates. We assume the Specified Amount to be $500,000 along with an increase of $100,000 in the Specified Amount at the beginning of the eighth policy year.
Example:
Lapse or Surrender at beginning of year	Maximum Surrender Charge on the Initial Specified Amount	Maximum Surrender Charge on the Increase in Specified Amount	Total Maximum Surrender Charge on the Policy
1	$9,329.00	$0.00	$9,329.00
2	9,257.00	0.00	9,257.00
3	9,185.00	0.00	9,185.00
4	9,113.00	0.00	9,113.00
5	9,041.00	0.00	9,041.00
6	8,825.42	0.00	8,825.42
7	7,030.42	0.00	7,030.42
8	5,235.42	2,217.00	7,452.42
9	3,440.42	2,193.00	5,633.42
10	1,645.42	2,169.00	3,814.42
11	0.00	2,145.00	2,145.00
12	0.00	2,121.00	2,121,00
13	0.00	2,064.00	2,064.02
14	0.00	1,644.22	1,644.22
15	0.00	1,224.42	1,224.42
16	0.00	804.62	804.62
17	0.00	384.82	384.82

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 27

Lapse or Surrender at beginning of year	Maximum Surrender Charge on the Initial Specified Amount	Maximum Surrender Charge on the Increase in Specified Amount	Total Maximum Surrender Charge on the Policy
18	0.00	0.00	0.00
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge” and the administrative charge, discussed under “Administrative charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.
Overloan Protection Benefit
If you exercise this benefit, we will charge you 3% of your Policy Value.
Base Policy Charges
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account, Indexed Accounts and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the Indexed Account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account (not including any value that is part of an SDCA arrangement) and the Subaccounts on a Pro Rata Basis if:
•
you do not specify the accounts from which you want us to take the monthly deduction; or
•
the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the Fixed Account (minus any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement.  When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining amount will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If the Cash Surrender Value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the NLG is in effect or the Minimum Initial Premium Guarantee is in effect. (See the “No-Lapse Guarantee,” “Minimum Initial Premium Guarantee,” “Grace Period” and “Reinstatement” sections of this prospectus.)

28 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

The following are charged each month prior to the Insured’s Attained Insurance Age 120:
1.
Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•
the amount of the death benefit;
•
the Policy Value; and
•
the cost of insurance rate.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”
is the monthly cost of insurance rate based on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law) and Risk Classification. Generally, the cost of insurance rate will increase as the Insured's Attained Insurance Age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the guaranteed maximum monthly cost of insurance rates shown in your policy. The guaranteed maximum insurance rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”
is the death benefit on the Monthly Date divided by 1.0008295381 (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 1%).
“c”
is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the administrative charge, the Indexed Account charge, the mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.
“d”
is any flat extra insurance charges we assess as a result of special underwriting considerations.
2. Policy fee: $10.00 per month for initial Specified Amounts below $1,000,000 and $0.00 per month for initial Specified Amounts of $1,000,000 and above. This charge primarily reimburses us for expenses of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $15.00 per month.
3. Administrative charge: This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency , expenses and/or federal and state tax assumptions. However, it will never exceed the guaranteed administrative charge shown in the Policy Data section of the policy.
4. Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. We reserve the right to change the charge in the future, but guarantee that it will never exceed the annual rate of 0.60% applied monthly to the Variable Account Value.
The mortality and expense risk charge for a policy month is calculated as:
(a) × (b)	where:
12
“a” is the Variable Account Value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•
Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•
Expense risk — the risk that the policy fee, administrative charge and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, reinsurance costs, future investment earnings, persistency , expenses and/or federal and state tax assumptions.
5. Indexed Account charge: compensates us for certain administrative, investment and other expenses we assume in making available the Indexed Account options. The charge is assessed as an asset-based charge and is based on the value of the Segments of an Indexed Account on the Monthly Date.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 29

6. Optional Insurance Benefit Charges: Charges for any optional benefits you add to the policy by rider.
Optional Insurance Benefits
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial ADB Specified Amount:
Minimum: $0.04 — Female, Standard Nontobacco, Attained Insurance Age 5.
Maximum: $0.16 — Male, Standard Tobacco, Attained Insurance Age 69.

Representative Insured: $0.04 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $.58.

Overloan Protection Benefit (OPB)	Upon exercise of benefit.	3% of the Policy Value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk
Minimum: $0.00692 — Female, Nontobacco, Attained Insurance Age 20.
Maximum: $0.34212 — Male, Tobacco, Attained Insurance Age 59.

Representative Insured: $0.0266 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

Waiver of Premium Rider (WP)(a)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $0.03206 — Male, Nontobacco, Attained Insurance Age 20.
Maximum: $0.40219 — Female, Tobacco, Attained Insurance Age 59.

Representative Insured: $0.07486 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.

30 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
AdvanceSource® Accelerated Benefit Rider for Chronic Illness (ASR-CI)(a)(b)(c)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Net Amount at risk:
Minimum: $0.0025 — Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 1% Monthly Benefit Percent.
Maximum: $33.8875 – Female, Standard Tobacco, Insurance Age 20, Duration 100, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Insurance Age 40, Duration 1, 2% Monthly Benefit Percent.

AdvanceSource® Accelerated Benefit Rider for Long-Term Care (ASR-LTC)(a)(b)(c)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025, Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 2% Monthly Benefit Percent.
Maximum: $19.2425, Female, Standard Tobacco, Insurance Age 20, Duration 100, 4% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Insurance Age 40, Duration 1, 2% Monthly Benefit Percent.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of Specified Amount:
Minimum: $0.0325 — Male, Nontobacco, Insurance Age 85.
Maximum: $0.0629 — Female, Tobacco, Insurance Ages 35-55.

Representative Insureds: $0.0538 — Female, Nontobacco, Insurance Age 40.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex, risk class, issue age, duration and the Monthly Benefit Percent shown in the “policy data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(c)
In Colorado, Florida, Hawaii, North Carolina, Ohio, Tennessee and Vermont, the minimum, maximum and representative Insured rates for the rider are 0.025 for Male, Age 25, Super Preferred Non-Tobacco, 1% Monthly Benefit; 4.3575, Female, Age 79, Standard Tobacco, 3% Monthly Benefit Percent; and 0.0510, Female, Age 40, Super Preferred Non-Tobacco, 2% Monthly Benefit, respectively.
Payments to the Selling Firms
We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium in the first policy year, plus up to 2.50% of all premiums in excess of the target premium during the first policy year and 2% on renewal premiums after the first policy year prior to eleventh Duration. We determine the target premium, which varies by age, sex, and Risk Classification of the Insured at the time of issue as well as by the Specified Amount of the policy. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the Subaccounts.
Total Annual Operating Expenses of the Funds
Any applicable management fees, and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 31

Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•
cost of insurance charges
•
Surrender Charges;
•
policy fees;
•
administrative charges;
•
mortality and expense risk charges;
•
Indexed Account charges;
•
cost of optional insurance benefits; and
•
annual operating expenses of the Funds, including management fees, and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
Policy Rights
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. The Insured is the person whose life is insured by the policy. The Owner is the entity or entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account or Indexed Accounts. Certain restrictions apply to transfers involving the Fixed Account and the Indexed Accounts. We will process your transfer on the Valuation Date we receive your request, subject to the following limitations. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
If you have an AdvanceSource rider(1) on your policy, once benefit payments begin, any value in the Subaccounts will be transferred to the Fixed Account. Transfers from the Fixed Account to the Subaccounts or the Indexed Accounts will not be allowed. At the end of the period of coverage, which is the period of time during which an insured receives long-term care services that are covered under the rider, the portion of the Policy Value will remain in the Fixed Account until written request is made to transfer to any Subaccounts or Indexed Accounts. The request must be made within 30 days after the end of the period of coverage.
Market Timing and Disruptive Trading Practices
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
(1) This rider has a different name in some jurisdictions. (See Appendix B.)

32 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying Fund in which a Subaccount invests;
•
increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
•
preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 33

your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
•
Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.
•
Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
•
Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Transfer of Policy Value between the Fixed Account and Subaccounts
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You must make transfers from the Fixed Account to any Subaccounts during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred at any time.
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If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.
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If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
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We will not accept requests for transfers from the Fixed Account at any other time.
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If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
Minimum Transfer Amounts
From a Subaccount to another Subaccount, the Fixed Account or an Indexed Account:
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For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
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For automated transfers — $50.
From the Fixed Account to a Subaccount:
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For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
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For automated transfers — $50.
Maximum Transfer Amounts
The maximum amount that may be transferred from the Fixed Account to one or more of the Indexed Accounts is the Fixed Account Value minus the value of a transfer to one or more of the Subaccounts occurring on the same day. The amount of any such transfer to an Indexed Account will be allocated to the corresponding Interim Account on the date it is received.

34 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Maximum Number of Transfers Per Year From the Subaccounts
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year. We may suspend or modify this transfer privilege at any time with any necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Transfers Due to Loans
If you take a fixed loan, an amount equal to the loan will be transferred from the Subaccounts, Fixed Account, and/or Indexed Accounts to the Loan Collateral Account as loan collateral. Additional amounts will be transferred to the Loan Collateral Account if you do not pay accrued interest when it is due.
Unlike when you take a fixed loan, if you take an indexed loan, we do not transfer any Policy Value between accounts at the time the loan is taken and we do not transfer any Policy Value if you do not pay accrued interest when it is due. However, the following transfers of Policy Value or change to Segment maturity reallocations could occur:
1.
If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
2.
If, on any Indexed Account Segment Maturity Date, the amount of Indebtedness exceeds the Policy Value in the Eligible Account(s), we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the Eligible Account(s).
Any transfers due to loans are not subject to the policy’s minimum transfer amounts and do not count towards the maximum number of transfers per year from the Subaccounts.
Transfer Restriction Period – Indexed Accounts
A transfer restriction period is a 12-month period of time which begins on any date there is a deduction from any Segment of the Indexed Accounts due to a fixed loan taken or a withdrawal that is not part of a systematic distribution program. This includes a change from an indexed loan to a fixed loan that results in Policy Value being deducted from the Segment of any Indexed Account and transferred to the Loan Collateral Account. Any deduction from a Segment of the Indexed Accounts due solely to an increase in fixed loan Indebtedness as a result of accrued interest not being paid when due will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•
no transfers from the Fixed Account or Subaccounts to any Indexed Account will be allowed;
•
no changes from a fixed loan to an indexed loan will be allowed; and
•
Indexed Account premium allocation percentages will change to allocate all premium payments and fixed loan repayments to the Fixed Account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written or phone request to transfer any amount in the Fixed Account or Subaccounts to any Indexed Account or to change the premium allocation percentage, or submit a written request to change from a fixed loan to an indexed loan.
Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
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from an Indexed Account Segment prior to Segment maturity, except transfers due to policy loans taken or interest charged on Indebtedness;
•
from the Fixed Account or any Subaccount to any Indexed Account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
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from the Fixed Account or any Subaccount to any Indexed Account, including automated transfers, when the policy is in a transfer restriction period;
•
from the Fixed Account to any Subaccount or Indexed Account outside of the 30-day period following a Policy Anniversary, except for automated transfers;
•
from the Fixed Account to any Subaccount or Indexed Account after the Insured’s Attained Insurance Age 120 anniversary.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 35

Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•
Only one automated transfer arrangement can be in effect at any time.
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You may transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account.
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You may transfer all or part of the Fixed Account Value to one or more of the Subaccounts and/or one or more of the Indexed Accounts.
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Either the Fixed Account or one or more of the Subaccounts can be used as the source of Funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of Funds for any automated transfer arrangement.
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You can start or stop this service by written or phone request. You must allow seven days for us to change any instructions that are currently in place.
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The minimum automated transfer amount is $50.
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You cannot make automated transfers from the Fixed Account to one or more Subaccounts in an amount that, if continued, would deplete the Fixed Account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
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If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated.
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If you made an automated transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
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If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
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The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions.
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Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
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You may make automated transfers by choosing a schedule we provide.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

36 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Special Dollar-Cost Averaging
The company, as part of its automated dollar-cost averaging program, also makes available a Special Dollar-Cost Averaging (“SDCA”) arrangement. Under an SDCA arrangement, you may allocate Net Premium, transfer Policy Value or reallocate Segment maturity value (“SDCA allocations”) to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer. The SDCA transfer amount on a Monthly Date will be the lesser of:
a. the greater of:
i. the sum of all SDCA allocations made in the last 12 months divided by 12, plus, if the SDCA transfer is the last transfer in the 12 months, any interest credited to the Policy Value in the SDCA portion of the Fixed Account; and
ii. the policy’s minimum transfer amount
b. the remaining value of the SDCA portion of the Fixed Account.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 37

How special dollar-cost averaging works
		Month	SDCA Allocation	SDCA Transfer Amount	Remaining SDCA Arrangement Policy Value
		Jan	$10,000.00	$833.33	$9,183.18
		Feb		$833.33	$8,365.02
		Mar		$833.33	$7,545.50
		Apr		$833.33	$6,724.63
Increase in monthly SDCA transfer amount due to an additional SDCA allocation	→	May	$20,000.00	$2,500.00	$24,268.76
		June		$2,500.00	$21,808.85
		July		$2,500.00	$19,344.87
		Aug		$2,500.00	$16,876.82
		Sept		$2,500.00	$14,404.69
		Oct		$2,500.00	$11,928.48
		Nov		$2,500.00	$9,448.18
		Dec		$2,500.00	$6,963.78
Decrease in the monthly SDCA transfer amount since the original SDCA allocation is outside the 12 month period	→	Jan		$1,666.67	$5,308.62
		Feb		$1,666.67	$3,650.72
		Mar		$1,666.67	$1,990.08
Since this is the last SDCA transfer in the 12 month period for the most recent SDCA allocation, interest earned in the SDCA account is included in the SDCA transfer amount	→	Apr		$1,666.67	$0.00
		May		$0.00	$0.00
The monthly SDCA transfer amount can change from month to month. The SDCA transfer amount could increase due to additional SDCA allocations contributed to the SDCA arrangement since the last Monthly Date. The transfer amount could decrease when past SDCA allocations contributed to the SDCA arrangement are no longer included in the transfer amount since they were originally allocated to the SDCA arrangement beyond the past 12 months. In addition, the SDCA transfer amount could be reduced as a result of any of the following being deducted from the SDCA portion of the Fixed Account:
•
Monthly deductions, partial surrenders, transfers, loans, or loan interest; and
•
Payments under an accelerations of benefit rider.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
Similar to the automated dollar-cost averaging program described above, an SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value nor will it protect against a decline in Policy Value if market prices fall.
Asset Rebalancing
Subject to availability, you can contact us in writing or by phone to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly,

38 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing or by phone. We will restart the rebalancing period you selected as of the date you specify. You may discontinue auto rebalancing at any time by sending us a written request or by other methods agreed to by us. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.
RiverSource Life
We are a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The Funds: The policy currently offers Subaccounts investing in shares of the Funds see “Appendix A: Funds Available Under the Policy”.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•
Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•
Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 39

and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing expenses incurred with respect to the Fund.
•
Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
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Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
•
Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the “Appendix A: Funds Available Under the Policy”.
•
Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.

40 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
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Training and educating sales representatives who sell the policies.
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Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
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Providing sub-transfer agency and shareholder servicing to policy Owners.
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Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
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Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
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laws or regulations change;
•
the existing Funds become unavailable; or
•
in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 41

We may also:
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add new Subaccounts;
•
combine any two or more Subaccounts;
•
transfer assets to and from the Subaccounts or the Variable Account; and
•
eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Company (“we”, “us”, “our” and “RiverSource Life” refer to RiverSource Life Insurance Company), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life Insurance Company. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. Unlike market and other risks that you bear directly, these risks are insurer-related risks that may indirectly affect your investment experience. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account, the Loan Collateral Account and the Indexed Accounts are the accounts supported by our general account.
Because of exemptive and exclusionary provisions we have not registered interests in the Fixed Account, the Loan Collateral Account or the Indexed Accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the Fixed Account, the Loan Collateral Account, the Indexed Accounts, nor any interests therein are subject to the provisions of these Acts. With respect to the Indexed Accounts, RiverSource Life represents that the Indexed Accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with all applicable state standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate Net Premiums to the Fixed Account, transfer Policy Value from the Subaccounts or Interim Accounts to the Fixed Account, or allocate the Segment maturity value of an Indexed Account to the Fixed Account. Amounts allocated to the Fixed Account become part of our general account. Also, if fees and charges, including loan interest charges that become payable under the policy are deducted from the Fixed Account, you could lose more than the premiums you’ve paid into the Fixed Account. For further discussion see “Order of Deductions from Policy Value.”
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 1%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued

42 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

claims-paying ability of RiverSource Life Insurance Company. We are not obligated to credit any interest in excess of the guaranteed rate of 1%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Company at the address or telephone number shown on the first page of this prospectus.
The Loan Collateral Account
The Loan Collateral Account is not an investment option to which you can allocate premium or reallocate Segment maturity value to. Policy Value will be transferred to the Loan Collateral Account when you take a fixed loan, or any fixed loan interest accrued is not paid when it becomes due on Policy Anniversaries. An amount equal to the value of the loan or loan interest will be transferred from the Fixed Account (including the value of the Fixed Account that is part of an SDCA arrangement), Subaccounts, and/or Indexed Accounts to the Loan Collateral Account as loan collateral.
Fixed loan repayments will result in a transfer from the Loan Collateral Account to the investment options and reduce the amount in the Loan Collateral Account. The amount in the Loan Collateral Account becomes part of our general account. We guarantee that the value in the Loan Collateral Account will accrue interest at an effective annual rate of 1% independent of the actual investment experience of the general account. Interest is credited daily. It is important to note that this guarantee is subject to the creditworthiness and continued claims paying ability of RiverSource Life Insurance Company. Unlike a fixed loan, when an indexed loan is taken or indexed loan interest accrued is not paid when it becomes due on Policy Anniversaries, Policy Value equal to the amount of the loan is not transferred to the Loan Collateral Account but remains in the Indexed Accounts. As such, it does not accrue interest at an effective annual rate of 1% but will earn the indexed interest credited to the Indexed Account on a Segment Maturity Date, if any.
The Indexed Accounts
Key Terms for the Indexed Accounts Section
1-Year Point-to-Point Indexed Account: An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
1-Year Point-to-Point Indexed Account Spread/No Cap: An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a Segment Spread, Segment Floor and Segment Participation Rate).
2-Year Point-to-Point Indexed Account: An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
Indexed Account: The portion of the Policy Value that earns interest based on a change in the value of one or more designated indexes.
Indexed Account Value: The sum of the values of the Segments of an Indexed Account plus the value of the Indexed Account’s corresponding Interim Account.
Index Growth Rate: The Index Growth Rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the Indexed Interest Period; and
B = the final value of the index as of the day before the end of the Indexed Interest Period.
The final value of an index used in calculating the Index Growth Rate is the value determined by that index’s provider as the index’s final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The index used to determine the Index Growth Rate does not include gains that come from dividends, and, therefore, the calculation of the performance of the Index under the Policy does not reflect the full investment performance of the underlying securities in the index.
Indexed Interest Period: The length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 43

Indexed Interest Rate: The Indexed Interest Rate reflects any growth in the value of the index, subject to the Segment Growth Cap or Segment Spread and Segment Floor.
For Indexed Accounts with a Segment Growth Cap and no Segment Spread, the Indexed Interest Rate is equal to the lesser of (a x b) or (c), but will never be less than (d), where:
(a) is the Index Growth Rate;
(b) is the Segment Participation Rate;
(c) is the Segment Growth Cap; and
(d) is the Segment Floor.
For Indexed Account with a Segment Spread and no Segment Growth Cap, the Indexed Interest Rate is equal to (a x b) -- (c), but will never be less than (d), where:
(a) is the Index Growth Rate;
(b) is the Segment Participation Rate;
(c) is the Segment Spread; and
(d) is the Segment Floor.
Interim Account: An Interim Account corresponds to an Indexed Account. The Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated or transferred to a segment of its corresponding Indexed Account.
Segment: A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date.
Segment Floor: The minimum total Interest Rate for a Segment over the Indexed Interest Period, including the Indexed Interest Rate.
Segment Growth Cap: The maximum total interest rate for a Segment over the Indexed Interest Period, including the Indexed Interest Rate.
Segment Maturity Date: The last day of a Segment Term.
Segment Participation Rate: The percentage of the Index Growth Rate that is used to calculate indexed interest.
Segment Spread: The amount subtracted from the Index Growth Rate that is used to calculate indexed interest.
Segment Start Date: The date on which amounts are transferred or reallocated to a Segment of an Indexed Account. Segment months, Segment years and Segment Terms are all measured from this date.
Segment Term: The length of time a Segment is open. Each Segment begins on its Segment Start Date and ends on its Segment Maturity Date, which is determined by the Segment Term. The Segment Term for each Indexed Account is shown in the policy under Policy Data. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Table of Available Indexed Accounts:
Indexed Account	Guaranteed Min Segment Growth Cap	Guaranteed Minimum Segment Floor	Guaranteed Minimum Participation Rate	Guaranteed Maximum Segment Spread
S&P 500 Index 1-Year Point-to-Point	3%	0%	100%	N/A
S&P 500 Index 2-Year Point-to-Point	5%	1%	100%	N/A
S&P 500 Index 1-Year Point-to-Point Spread/No Cap	N/A	0%	100%	20%
You can allocate Net Premiums to the Indexed Accounts, transfer Policy Value from the Subaccounts or the Fixed Account to the Indexed Accounts or allocate the Segment maturity value of an Indexed Account to the Indexed Accounts. Amounts allocated to the Indexed Accounts become part of the general account. Placing Policy Value in the Indexed Accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk.
Policy Value that you place in the Indexed Accounts earns interest based on a change in the value of the S&P 500 Index. Any interest credited is independent of the actual investment experience of the general account, but is subject to the creditworthiness and continued claims paying ability of RiverSource Life Insurance Company. The Indexed Interest Rate credited to the Segment of an Indexed Account over an Indexed Interest Period will always be greater than or equal to the Segment Floor which is:
•
0% for the 1-Year Point-to-Point Indexed Accounts; and
•
1% for the 2-Year Point-to-Point Indexed Account.

44 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

This means that you may never receive indexed interest on amounts invested in the 1-Year Point-to-Point Indexed Accounts and you may receive only 1% for amounts invested in the 2-Year Point-to-Point Indexed Account. Also, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums and/or transfers of Policy Value you’ve paid or allocated into the Indexed Account(s). For further discussion see “Order of Deductions from Policy Value.”
The actual Indexed Interest Rates credited to the Segments of an Indexed Account will be based on various factors, including:
1.
the Index Growth Rate which is the return of the underlying index (currently the S&P 500 Index for all indexed accounts) over the Indexed Interest Period, which is the difference between the index value on the first day of the Indexed Interest Period and the last day of the Indexed Interest Period.
2.
the Segment Participation Rate (currently 100% for all Indexed Accounts). This is the percentage of the Index Growth Rate that is used to calculate indexed interest.
3.
the Segment Growth Cap or Segment Spread in effect at the start of each Segment. The Segment Growth Cap rate is the maximum interest rate over an Indexed Interest Period (1-Year or 2-Year period). The Segment Growth Cap will never be lower than 3% for the 1-Year Point-to-Point Indexed Account and 5% for the entire two years of the 2-Year Point-to-Point Indexed Account. There is no Segment Growth Cap on the 1-Year Point-to-Point Indexed Account Spread/No Cap Indexed Account. Instead, this Indexed Account has a Segment Spread which is the amount subtracted from the Index Growth Rate in the determination the Indexed Interest Rate. The maximum Segment Spread is 20% on the 1-Year Point-to-Point Spread/No Cap Indexed Account. There is no Segment Spread on the other Indexed Accounts.
4.
the Segment Floor in effect at the start of each Segment. The Segment Floor is the minimum total Indexed Interest Rate over the Indexed Interest Period. The Segment Floor is 0% for the 1-Year Point-to-Point Indexed Accounts and 1% for the 2-Year Point-to-Point Indexed Account.
A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date.
When you apply for your policy you will receive a document with an illustration showing the current Segment Growth Cap and Segment Spread rates in effect at that time. Subsequently, your statement will include the current Segment Growth Cap and Segment Spread rates in effect that will apply to new Indexed Account Segments. In addition, we will provide notification on your statement if a Segment Growth Cap rate has decreased or a Segment Spread has increased since your last monthly or quarterly statement. You can also contact your sales representative to obtain the current Segment Growth Cap, Segment Spread, Segment Floor and Segment Participation Rate for the Indexed Accounts available under the policy.
An Indexed Account includes a corresponding Interim Account and one or more Segments. So long as the policy is not in a transfer restriction period, any money allocated to an Indexed Account will first be deposited into the corresponding Interim Account. An Interim Account temporarily holds Net Premiums, fixed loan repayments, any transfers required due to indexed loan interest that accrued and was not paid on a Policy Anniversary, and other amounts you request to be allocated to an Indexed Account. An Interim Account earns interest at a fixed rate not less than the Fixed Account guaranteed interest rate which is an effective annual rate of 1%.
On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, it will be transferred to a Segment of the corresponding Indexed Account. This will begin a new “Segment”, which is the portion of an Indexed Account created each time a transfer is made from the Interim Account to the Indexed Account. A Segment lasts for a 12- or 24-month term and is eligible for indexed interest at the Segment Maturity Date (the last day of the 12- or 24-month term). You may have Policy Value in multiple Segments at any given time. Once money is transferred to a Segment it cannot be transferred out of the Segment until the Segment Maturity Date, unless required to satisfy monthly deduction requirements or as required to make a fixed loan or Partial Surrender. Transfer of Policy Value out of a Segment prior to the Segment Maturity Date due to a Partial Surrender or a fixed loan (not including a transfer due to fixed loan interest accrued and not paid when due) will enter a transfer restriction period.
Indexed interest is credited to the Segment at the end of the Segment Term and is equal to the average Segment value multiplied by the Indexed Interest Rate. For a given Segment, the average Segment value is the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date. An Indexed Interest Period is the length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account. Since the average Segment value is calculated over the full Segment Term, any transfers from a Segment prior to the Segment Maturity Date will receive a proportional amount of indexed interest for the number of full months the transfer amount is in the Segment. These transfers would include any transfers due to monthly deductions, fixed loans or Partial Surrenders. Indexed interest credited to these amounts will be included in the indexed interest credit on the Segment Maturity Date and not when the transfer occurs. Any Policy Value in the Segment of an Indexed Account at the time of a Full Surrender will not receive any indexed interest unless the Full Surrender occurs on the Segment Maturity Date.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 45

Example of the average Segment value calculation.
The amount transferred from the Interim Account on the Segment Start Date is $6,000.
The following shows how the ending Segment value is determined and included in the average Segment value used in the calculation of indexed interest credited on the Segment Maturity Date.
Segment Month	Beginning Segment Value	Withdrawals for a Partial Surrender*	Fixed Loan Transfer*	Monthly Deductions*	Ending Segment Value
1	$6,000				$6,000
2	$6,000				$6,000
3	$6,000				$6,000
4	$6,000				$6,000
5	$6,000	$1,000			$5,000
6	$5,000				$5,000
7	$5,000				$5,000
8	$5,000				$5,000
9	$5,000		$900	$100	$4,000
10	$4,000				$4,000
11	$4,000				$4,000
12	$4,000				$4,000
*On the Segment Maturity Date, these amounts will receive a proportional amount of indexed interest for the number of full months the amounts are in the Segment.
Average Segment value = [($6,000 x 4) + ($5,000 x 4) + ($4,000 x 4)]/12 = $5,000
Examples of Final Indexed Interest Credited Calculation and Segment Maturity Value. The examples set forth below illustrate how indexed interest is calculated. These examples do not reflect any transfers out of the Segment prior to the Segment Maturity Date due to monthly deductions (which includes the Indexed Account charge), Partial Surrenders, and/or transfers due to a fixed loan taken or loan interest due on a fixed loan. These are illustrative only and are not intended to predict future performance.
Assumptions	Segment Growth Cap/No Segment Spread	Segment Spread/No Segment Growth Cap
Segment Growth Cap:	7%	N/A
Segment Spread:	N/A	9.5%
Segment Floor:	0%	0%
Segment Participation Rate:	100%	100%
Ending Segment Value prior to Indexed Interest credit:	$4,000	$4,000
Average Segment Value:	$5,000	$5,000
Example 1 – Up-market:
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The Indexed Interest Rate on an Indexed Account with a Segment Growth Cap and no Segment Spread
Assuming a Segment Growth Cap of 7%, the Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
20% (Index Growth Rate) x 100% (Segment Participation Rate) = 20%
b)
Segment Growth Cap of 7%
but not less than Segment Floor of 0%.

46 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Therefore, in this example the Indexed Interest Rate is capped at 7%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 7% = $350
The Segment Maturity Value is the indexed interest credit plus the value at the end of the Segment prior to the indexed interest credit:
$4,000 + $350 = $4,350
The Indexed Interest Rate on an Indexed Account with a Segment Spread and no Segment Growth Cap
Assuming a Segment Spread of 9.50%, the Indexed Interest Rate is equal to the Index Growth Rate multiplied by the Segment Participation Rate minus the Segment Spread of 9.50% but will not be less than the Segment Floor of 0%.
20% (Index Growth Rate) x 100% (Segment Participation Rate) – 9.50% = 10.50%
but not less than Segment Floor of 0%
Therefore, in this example the Indexed Interest Rate is 10.50%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 10.50% = $525
The Segment Maturity Value is the indexed interest credit plus the value at the end of the Segment prior to the indexed interest credit:
$4,000 + $525 = $4,525
Example 2 – Down-market:
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000
The Indexed Interest Rate on an Indexed Account with a Segment Growth Cap and no Segment Spread
Assuming a Segment Growth Cap of 7%, the Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
-10% (Index Growth Rate) x 100% (Segment Participation Rate) = -10%
b)
Segment Growth Cap of 7%
but not less than Segment Floor of 0%.
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0
The Segment Maturity Value is the indexed interest credit plus the value at the end of the Segment prior to the indexed interest credit:
$4,000 + $0 = $4,000
The Indexed Interest Rate on an Indexed Account with a Segment Spread and no Segment Growth Cap
Assuming a Segment Spread of 9.50%, the Indexed Interest Rate is equal to the Index Growth Rate multiplied by the Segment Participation Rate minus the Segment Spread of 9.50% but will not be less than the Segment Floor of 0%:
-10% (Index Growth Rate) x 100% (Segment Participation Rate) – 9.50% = -19.50%
but not less than Segment Floor of 0%.
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 47

The Segment Maturity Value is the indexed interest credit plus the value at the end of the Segment prior to the indexed interest credit:
$4,000 + $0 = $4,000
Example 3 – Semi up-market:
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,050
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1050	–1)	=	5%
1000
The Indexed Interest Rate on an Indexed Account with a Segment Growth Cap and no Segment Spread
Assuming a Segment Growth Cap of 7%, the Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
5% (Index Growth Rate) x 100% (Segment Participation Rate) = 5%
b)
Segment Growth Cap of 7%
but not less than floor of 0%.
Therefore, in this example the Indexed Interest Rate is 5%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 5% = $250
The Segment Maturity Value is the indexed interest credit plus the value at the end of the Segment prior to the indexed interest credit:
$4,000 + $250 = $4,250
The Indexed Interest Rate on an Indexed Account with a Segment Spread and no Segment Growth Cap
Assuming a Segment Spread of 9.50%, the Indexed Interest Rate is equal to the Index Growth Rate multiplied by the Segment Participation Rate minus the Segment Spread of 9.50% but will not be less than the Segment Floor of 0%.
5% (Index Growth Rate) x 100% (Segment Participation Rate) – 9.50% = -4.5%
but not less than Segment Floor of 0%
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0
The Segment Maturity Value is the indexed interest credit plus the value at the end of the Segment prior to the indexed interest credit:
$4,000 + $0 = $4,000
Segment Maturity Value
The Segment Growth Cap or Segment Spread, Segment Floor and Segment Participation Rate are declared at the beginning of each Segment. At Segment maturity, the amount reallocated to the Indexed Account(s) along with any money in the Interim Account is combined to start a new Segment, the Segment Growth Cap or Segment Spread is set and the process of crediting interest for that new Segment starts over again. The guaranteed minimum Segment Growth Cap, Segment Floor, Segment Participation Rate and guaranteed maximum Segment Spread are shown in the policy under Policy Data. Subsequent Segment Growth Caps, Segment Spreads, Segment Floors and Segment Participation Rates that we set may differ, but will never be less than the guaranteed minimum rates or greater than the guaranteed maximums. We will provide notification on your statement if a Segment Growth Cap rate has decreased or a Segment Spread has increased since your last monthly or quarterly statement. Please contact your sales representative to determine the current Segment Growth Cap, Segment Spread, Segment Floor and Segment Participation Rate for the Indexed Accounts available under the policy. Each indexed account has a different risk and return profile and a different range of potential outcomes. Any allocation you select should take into account your financial objectives, time horizon and risk tolerance. You should discuss the Indexed Account parameters with your registered representative to ensure you understand how they may affect the indexed interest credited for each Indexed Account.

48 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

The indexed interest credited plus the Segment value at the end of the Segment result in the Segment maturity value. The Segment maturity value is reallocated to the Fixed Account, Subaccounts, and/or Indexed Accounts according to the Segment maturity reallocation percentages you have selected. The amount reallocated to the Indexed Accounts along with any money in the Interim Account is then combined to start a new Segment. Each available Indexed Account has its own Segment reallocation percentages that can be selected when you apply for the policy.  You may change the Segment reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the Segment reallocation percentages will be effective for all Segments of an Indexed Account maturing after the receipt of the request.  In absence of a selection of the Segment reallocation percentages, Segment maturity value will be allocated to the same Indexed Account.
If there is an outstanding indexed loan, some or all of the Segment maturity value of any Segment of an Indexed Account may be reallocated to the Indexed Loan Base Account instead of according to the Segment reallocation percentages in effect. This will occur if Indebtedness exceeds the total Policy Value in the Eligible Accounts on the Segment Maturity Date. If the Indebtedness is less than or equal to the total account value in the Eligible Accounts, no reallocation of Segment maturity value to the Indexed Loan Base Account will occur. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the value of the Eligible Account(s).
On the Insured’s Attained Insurance Age 119 anniversary, Segment reallocation percentages will be set to allocate any Segment maturity value to the Fixed Account and may not be changed.
Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the Segment maturity reallocation percentages will be set to allocate all amounts to the Fixed Account. The Segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the Segment reallocation percentages.
The Indexed Account options available under the policy are shown in the Policy Data section of the policy, as well as listed in Appendix E and the Table of Available Indexed Accounts. We reserve the right to add, remove or change one or more of the Indexed Account options. If an Indexed Account is removed, Policy Value in a Segment of that Indexed Account will remain there until the end of the Segment Term unless the Policy Value is removed to satisfy monthly deduction requirements or as required to make a loan or surrender.
Also, we may substitute a comparable index if an index is discontinued, we no longer have the right to use the index, there is a substantial change in the calculation of the index, or costs associated with using the index become excessive. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities.
If an index is discontinued or substantially changed during a Segment Term, we will mature Segments early. If we mature a Segment early, we will notify you. We will credit indexed interest at that time. We will calculate the indexed interest by multiplying the average segment value as of that date by the indexed interest rate. The calculation of the indexed interest rate will be adjusted as follows:
1. it will use an adjusted index change rate that reflects the most recently available final value of the index before it was discontinued or substantially changed;
2. it will use an adjusted segment growth cap/segment spread and segment floor.
The adjusted amounts will be equal to: (a) x (b)/(c), where:
a. is the value of the segment growth cap/segment spread or segment floor set at the beginning of the segment term;
b. is the number of full months since the end of the last indexed interest period; and
c. is the number of months in the indexed interest period.
If we determine an index should no longer be used and we substitute a comparable index, the new index will only apply to new Segments. Any Segment that has not reached its Segment Maturity Date as of the time we substitute a comparable index will continue to use the value of the current index in the calculation of the Index Growth Rate used to determine the Indexed Interest Rate applied at the end of its Segment Term. We will notify you, and any assignee of record, before a substitute index is used. If no such comparable index is approved, we reserve the right to stop offering an Indexed Account. In this case, the value of the discontinued Indexed Account will be transferred to the Fixed Account.
It is not possible to invest directly in an index. An Indexed Account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 49

Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•
select a Specified Amount of insurance;
•
select a death benefit option;
•
designate a Beneficiary; and
•
state how premiums are to be allocated among the Fixed Account, the Indexed Accounts and the Subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed Insured is over the Insurance Age of 85. We may, however, do so at our sole discretion.
Risk Classification: The Risk Classification is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the Insured, you and the Insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the Insured’s lifetime for two years (varies by state) from the Policy Date, we cannot contest the truth of statements or representations in your application.
Choice of Tax Test
When you apply for your policy, you need to select one of two life insurance qualification tests which will be used to determine whether your policy continues to qualify as life insurance, as outlined under Section 7702 of the Internal Revenue Code of 1986, as amended (Code).
The two tests are:
(1) the guideline premium test (GPT), or
(2) the cash value accumulation test (CVAT).
The test you choose cannot be changed after your policy is issued. If you do not choose a life insurance qualification test when you apply for your policy, the GPT will be applied to your policy. For policies with large amounts of planned premium, we may limit the choice to the GPT.
As mentioned in the Proceeds Payable Upon Death section, regardless of which death benefit option is in effect on the policy, there is always a minimum death benefit amount equal to a percentage of the Policy Value. These percentages, and thus the minimum death benefit amount, are defined under Section 7702 of the Code and differ based on the test selected. In general, the percentages under the CVAT are higher than the percentages under the GPT. A policy’s specific percentages are shown in the Death Benefit Percentage table under Policy Data.
In addition to defining a minimum death benefit amount, the Code also defines a limit to the amount of premium that can be paid under the GPT.
Considerations when choosing the life insurance qualification test for your policy:

50 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Due to no premium limitations in the CVAT under the Code, the CVAT typically allows more flexibility in the amount and timing of premium that can be paid. Please note, under both tests, any premium paid which increases the Net Amount at Risk may be subject to underwriting and require an increase in the Specified Amount prior to us accepting the premium.
For the same premium, the GPT may result in a higher death benefit in early years due to the premium limitations for a given Specified Amount, while the CVAT may result in a higher death benefit long-term due to higher death benefit percentages. Monthly cost of insurance charges that are based on the Net Amount at Risk may be greater on policies using the test that has the higher death benefit at any given time.
Potential Distributions of Policy Value under the CVAT
Under the CVAT, if the death benefit less the Policy Value, ever exceeds three times the distribution threshold as defined below, we reserve the right to make a distribution from Policy Value. The distribution would be the amount needed to make the death benefit, less the Policy Value, equal to three times the distribution threshold.
The distribution threshold is equal to:
(a) + (b)
Where:
(a) is the initial Specified Amount; and
(b) is the amount of any increase in Specified Amount other than that resulting solely from a change in the death benefit option.
Right to Examine Your Policy (“Free Look”)
Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day after you receive it (20th day in North Dakota). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
•
The date we mail the policy from our Service Center.
•
The Policy Date (only if the policy is issued in force).
•
The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.
Premiums
Payment of premiums: An initial premium equal to the monthly premium required to keep the Minimum Initial Premium Guarantee in effect is required to be paid on or before the Policy Date and must be received by us before the policy can become effective. No insurance will take effect until this amount is paid. Additionally, in applying for your policy you decide how much you intend to pay and how often you will make future payments.  During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premium in effect in order to keep the policy in force. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
To determine the amount of Scheduled Premium, you may consider a number of factors including, but not limited to:
•
the Specified Amount;
•
the Insured’s sex (unless unisex rates are required by law);
•
the Insured’s issue age;
•
the Insured’s Risk Classification;
•
premium frequency; and
•
the death benefit option.
You may schedule payments annually, semiannually, quarterly or monthly. (We must approve payment at any other interval.) The Scheduled Premium you have chosen is shown under Policy Data in the policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 51

The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value,Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured's Attained Insurance Age 120.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Accountand we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive Notice of Claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the Fixed Account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the Insured’s Attained Insurance Age120 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.
Additional premiums: We credit additional premiums you make to your accounts on the Valuation Date we receive them. If we receive an additional premium at our Service Center before the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the Valuation Date we received the premium. If we receive an additional premium at our Service Center at or after the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the next Valuation Date after we received the premium.
Policy Value
The value of your policy is the sum of values in the Fixed Account, Indexed Account(s) (which includes the value in the corresponding Interim Account(s) and all Segments), each Subaccount of the Variable Account, plus the value of the Loan Collateral Account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The Fixed Account Value equals:
•
the sum of your Net Premiums, transfer amounts (including fixed loan repayment and credited fixed loan interest transfers), and any applicable policy value credit allocated to the Fixed Account; plus
•
interest credited; minus
•
the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out of the Fixed Account (including fixed loans taken and unpaid interest charged on fixed loans when due, and partial withdrawals and applicable Surrender Charges); minus
•
any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.
Loan Collateral Account
When a fixed loan is taken, the value of the Loan Collateral Account will equal the amount of the loan. When a loan is changed from an indexed loan to a fixed loan, the value of the Loan Collateral Account will equal the amount of Indebtedness on the date of the change. On any subsequent date when a fixed loan is in effect, the Loan Collateral Account Value equals:
•
the amount of any outstanding fixed loan; and the amount of any transfers from the Subaccounts, Fixed Accounts, or Indexed Accounts due to additional fixed loans taken, including any unpaid accrued interest charged on Indebtedness when due; plus
•
interest credited; minus

52 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

•
any transfers from the Loan Collateral Account to the Subaccounts, Fixed Account, or Indexed Accounts due to a fixed loan repayment, a change from a fixed loan to an indexed loan, or a transfer of interest credited on a fixed loan since the last Policy Anniversary.
Indexed Accounts
Amounts allocated to an Indexed Account will be held either in an Interim Account or the Indexed Account’s Segments. We value the amounts you allocate to an Indexed Account directly in dollars. An Indexed Account’s Value equals:
•
the sum of your Net Premiums, Segment maturity reallocations, transfer amounts (including fixed loan repayment and credited fixed loan interest transfers, a change from a fixed loan to an indexed loan, and any amounts transferred from the Fixed Account and/or Subaccounts to the Indexed Loan Base Account on a Policy Anniversary when there is an indexed loan), and any applicable Policy Value credit allocated to the Indexed Account; plus
•
indexed interest credited; minus
•
the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out (including transfers to the Loan Collateral Account due to fixed loans taken and unpaid interest charged on fixed loans when due), Segment maturity reallocations allocated to the Fixed Account, any Subaccounts, or another Indexed Account (including any required changes to the Segment maturity reallocation from an Ineligible Account that is an Indexed Account to the Indexed Loan Base Account when an indexed loan is in effect and outstanding Indebtedness is greater than the value of the Eligible Accounts. See “Indexed Loan Reallocation of Segment Maturity Values” in the Policy Loan section); minus
•
any portion of the monthly deduction for the coming month that is allocated to the Indexed Account.
Subaccounts
We convert amounts you allocate to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium, transfer amounts into one of the Subaccounts from the Fixed Account or another Subaccount, or transfer amounts from the Indexed Accounts at Segment maturity, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the Fund and on certain Fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the Fund’s current net asset value per share, plus the per share amount of any dividend or capital gain distributions, to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share.
Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•
additional Net Premiums allocated to the Subaccounts;
•
any applicable policy value credit allocated to the Subaccounts;
•
transfers into or out of the Subaccounts (including transfers to the Loan Collateral Account due to fixed loans taken and unpaid interest charged on fixed loans when due, and partial withdrawals and applicable Surrender Charges);
•
amounts transferred from Indexed Accounts at Segment maturity;
•
amounts transferred from the Loan Collateral Account upon any fixed loan repayment or fixed loan interest credited;
•
applicable amounts transferred to the Indexed Loan Base Account on any Policy Anniversary;
•
partial surrenders and partial surrender fees;
•
Surrender Charges; and
•
monthly deductions.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 53

Accumulation Unit values will fluctuate due to:
•
changes in underlying Fund net asset value;
•
Fund dividends distributed to the Subaccounts;
•
Fund capital gains or losses; and
•
Fund operating expenses.
Order of Deductions from Policy Value
Any deductions from Policy Value will be taken from the Fixed Account, minus any value that is part of an SDCA arrangement, and the Subaccounts according to the allocation percentages in effect until exhausted.
When the Fixed Account (minus any value that is part of an SDCA arrangement) and the Subaccounts have been exhausted, the remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining amount will be taken from the Indexed Accounts in the following order:
•
the Interim Accounts, proportionally, based on the Interim Account values until exhausted; then
•
the Segments of the Indexed Accounts starting with the most recently opened Segment(s); then
•
the next most recently opened Segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple Indexed Account Segments with the same start date, any deductions will be taken proportionally out of those Segments based on the values in those Segments.
Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to Policy Value as a result of exercising a policy provision or rider.
Keeping the Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the Minimum Initial Premium during the Minimum Initial Premium Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. If, on a Monthly Date, you have not paid enough premiums to keep the Minimum Initial Premium Guarantee in effect, the MIPG will terminate. Your policy will also enter the grace period if the Cash Surrender Value is less than the amount needed to pay the monthly deduction and the Minimum Initial Premium Guarantee is not in effect. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under Policy Data, if:
•
on a Monthly Date, the Policy Value minus Indebtedness equals or exceeds the monthly deduction for the policy month following such Monthly Date; and
•
the sum of all premiums paid, minus any partial surrenders, and minus any Indebtedness, equals or exceeds the Minimum Initial Premium, as shown in your policy under Policy Data, times the number of months since the Policy Date, including the current month.
The Minimum Initial Premium Guarantee Period is ten years.
No Lapse Guarantees
No-Lapse Guarantees are a feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. Each policy has the following NLG options:
No-Lapse Guarantee: This option guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 years, if later).
The NLG will remain in effect as long as:
•
the sum of premiums paid; minus
•
Partial Surrenders; minus
•
outstanding Indebtedness; equals or exceeds
•
the NLG Premiums due since the Policy Date.
The NLG Premium is shown in the policy.

54 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

A change in the Specified Amount, a change in the death benefit option, the addition, deletion, or change of any rider, and/or a change in the Insured’s Risk Classification may impact the NLG feature and may require the payment of additional premium to maintain the NLG.
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the Minimum Initial Premium Guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due during the grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have an AdvanceSource rider(1) on your policy and the AdvanceSource rider terminates at the end of the grace period while the Accelerated Benefit Insured is a Chronically Ill Individual, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Those conditions are listed in the rider. The reinstated rider will not provide Monthly Benefit Payments during the period of Lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the Accelerated Benefit Insured’s request.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•
a written request;
•
evidence satisfactory to us that the Insured remains insurable;
•
payment of the premium we specify; and
•
payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. The suicide period (see “Proceeds Payable Upon Death”) will apply from the effective date of reinstatement.Surrender Charges will return to what they would have been if the policy had not Lapsed.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Specified Amount; or
•
a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Policy Value plus the Specified Amount; or
•
a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.
the lesser of:
•
the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 55

•
the Death Benefit Option 3 Limit shown under Policy Data; or
2.
a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$5,000	$5,000	$5,000
Premiums paid	$4,000	$4,000	$4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$8,000	$8,000	$8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$3,000	$3,000	$3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the Insured’s Attained Insurance Age 120Policy Anniversary, the death benefit amount will be the greater of:
•
the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary; or
•
the Policy Value on the date of death.
If you have the AdvanceSource Rider(1) on your policy: The Proceeds payable upon death of the Insured on or after the Insured’s Attained Insurance Age 120 anniversary is reduced by each AdvanceSource Rider benefit paid.
Change in Death Benefit Option
Prior to the Insured’s Attained Insurance Age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
If you change from Option 3 to Option 1: The Specified Amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3, or from Option 3 to Option 2.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:
•
Monthly deduction because the cost of insurance charges depends upon the Specified Amount.
•
Minimum Initial Premium.
•
No-Lapse Guarantee.
•
Charges for the optional Waiver of Monthly Deduction rider and Waiver of Premium rider will increase if the death benefit option change results in an increase in the rider Specified Amount.
The Surrender Charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource Accelerated Benefit Rider(1) for Chronic Illness on your policy: Neither Option 2 nor Option 3 is available.

56 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

If you have the AdvanceSource Accelerated Benefit Rider(1) for Long-Term Care on your policy: Option 3 is not available.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the Specified Amount.
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•
Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•
Charges for the optional Waiver of Monthly Deduction rider will increase.
•
The Minimum Initial Premium and the NLG premiums will increase.
•
Charges for certain optional insurance benefits may increase.
•
The administrative charge will increase.
•
The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG or the Minimum Initial Premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount,(2),(3) subject to all the following limitations:
•
Only one decrease per policy year is allowed.
•
We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•
After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy. The minimum amounts shown in the policy are:
•
In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•
In policy years 6-10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•
In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•
In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)
(2) If you have the AdvanceSource - CI rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource - CI rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.
(3) If you have the AdvanceSource - LTC rider on your policy and request a decrease in the policy Specified Amount, you may impact the AdvanceSource - LTC rider Specified Amount and the remaining amount to be accelerated. Partial surrenders will impact the AdvanceSource - LTC rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 57

Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$75,000
Current Specified Amount before reduction:		$200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Minimum Specified Amount after reduction		$125,000
A decrease in Specified Amount will affect your costs as follows:
•
Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•
The monthly deduction for the WMD will decrease.
•
If there is a decrease in the policy Specified Amount that results in the ASR Specified Amount to be greater than the new policy Specified Amount, the ASR Specified Amount will be Automatically decreased to equal the policy Specified Amount.
•
If there is a requested decrease in the policy Specified Amount, the AIBR would terminate.
•
The Minimum Initial Premium and the NLG premiums will decrease.
•
The administrative charge will not change.
•
The Surrender Charge will not change.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•
First from the initial Specified Amount when the policy was issued, and
•
Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount. We will eliminate the Risk Classification applicable to the most recent increase in the Specified Amount first, then the Risk Classification applicable to the next most recent increase, and so on.
If you have the AdvanceSource Rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource Rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.
Misstatement of Age or Sex
If the Insured’s age or sex has been misstated, the Proceeds payable upon death will be:
•
the Policy Value on the date of death; plus
•
the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•
the amount of any outstanding Indebtedness on the date of death.
Suicide
In the event of suicide by the Insured, whether sane or insane, within two years, or any shorter period as may be required by applicable law, from the Policy Date is not covered by the policy. If suicide occurs, the only amount payable to the Beneficiary will be the premiums paid, minus any Indebtedness and partial surrenders.
In Missouri, we must prove that the Insured intended to commit suicide at the time he or she applied for coverage. If the Insured commits suicide while sane or insane within two years, or any shorter period as may be required by applicable law, from the effective date of an increase in Specified Amount, the amount payable for the additional Specified Amount will be limited to the monthly deductions for the additional Specified Amount.

58 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 59

Other Benefits Available Under the Policy
In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Accelerated Benefit Rider for Terminal Illness (ABR-TI)	The ABR-TI allows the Owner to withdraw part of the death benefit if the Insured becomes terminally ill.	Optional
Death benefit can only be accelerated if
the Insured is diagnosed as terminally ill
as defined in the rider.
• The accelerated benefit creates a lien
against the policy’s death benefit and
interest will be added to the lien as it
accrues.
• At the Insured’s death, the policy’s
Beneficiary would receive only the
death benefit remaining after the lien
has been deducted.

Accidental Death Benefit (ADB)	The ADB rider provides for an additional death benefit if the Insured’s death is caused by accidental injury prior to the Attained Insurance Age70Policy Anniversary.	Optional
ADB is available for Insureds Issue Ages
5-65.
• ADB will only pay the additional
accidental death benefit if the
Insured's death is caused by
accidental injury prior to the Insured's
Attained Insurance Age70Policy
Anniversary.
• Death must occur within 90 days of
the accidental injury to be considered
for the accidental death benefit.

Automatic Increase Benefit Rider (AIBR)
The AIBR provides for an increase in the
Specified Amount on each Policy
Anniversary without evidence of
insurability. The amount of the increase
will be based on a percentage of the
Specified Amount in effect at the time of
the increase. The percent is chosen by
you at the time of application.
Optional
AIBR is only available at issue.
• AIBR is available to Insureds Issue
Ages 0–60.
• AIBR cannot be added to policies with
an Insured that has a substandard
Risk Classification.
• The automatic increase percent
cannot be changed once the policy
has been issued.
• The lifetime maximum amount of all
automatic increases combined is
$750,000.
• The AIBR will terminate at the earlier
of:
• The Insurance Attained Insurance Age
65Policy Anniversary, or
• The date the lifetime maximum of
$750,000 is reached, or
• The date the policy owner rejects an
automatic increase, or
• The date the policy owner requests a
decrease in the Specified Amount,
(Partial Surrenders and death benefit
option changes that result in a
decrease in Specified Amount do not
cause the rider to terminate), or
• When the policy owner requests to
have the rider removed, or
• The date the policy terminates for any
reason.

60 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Children’s Insurance Rider (CIR)	The CIR provides level term coverage on each eligible child.	Optional
CIR is available for Insureds Issue Ages
16-60.
• CIR provides insurance on the
Insured's children ages 15 days to
19 years at issue and any children
born after issue and prior to the
Insured's Attained Insurance Age65
Policy Anniversary.
• Coverage on a child will expire on the
earlier of the child's 22nd birthday or
the Insured's Attained Insurance Age
65Policy Anniversary.

Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance Indebtedness exceeding the Policy Value when certain conditions are met.	Optional
OPB can only be exercised if the death
benefit option 1 is in effect.
• The policy must be in force for at
least 15 years before the OPB can be
exercised.
• The policy may not be in the grace
period to exercise the OPB.
• Upon exercise, any outstanding
indexed loan will be changed to a
fixed loan, and no additional indexed
loans will be permitted.

Waiver of Monthly Deduction (WMD)	Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled for a period of 180 consecutive days when certain requirements are met.	Optional
WMD is available for Insureds Issue
Ages 20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Monthly deductions will be waived for
a limited period of time if total
disability begins on or after the
Insured's Attained Insurance Age60
Policy Anniversary but before the
Insured's Attained Insurance Age65
Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 61

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Waiver of Premium (WP)
The WP rider provides that if the Insured
becomes totally disabled and total
disability continues for a period of 180
consecutive days,RiverSource Life will
add to the Policy Value the specified
premium as shown on the Policy Data
page, or waive the monthly deduction for
the policy, whichever is higher.
Optional
WP is available for Insureds Issue Ages
20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Benefits will be applied for a limited
period of time if total disability begins
on or after the Insured's Attained
Insurance Age60Policy Anniversary
but before the Insured's Attained
Insurance Age65Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional
AVIR is only available at issue.
• This rider is only available in limited
situations, determined at time of
underwriting.
• Surrender Charges will not be waived
if the policy is being surrendered in
exchange for a new insurance policy
or contract.

62 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI)	ASR-CI provides a rider payment to the Insured, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional
ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Upon notice of claim, any outstanding
indexed loan will be changed to a
fixed loan.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or Indexed Accounts, partial
surrenders, a change from a fixed
loan to an indexed loan and
additional policy loans.
• The ASR does not include inflation
projection coverage.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 63

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC)	ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional
ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1 or death
benefit option 2.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Upon notice of claim, any outstanding
indexed loan will be changed to a
fixed loan.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or Indexed Accounts, partial
surrenders, a change from an indexed
loan to a fixed loan, and additional
policy loans.
• The ASR does not include inflation
projection coverage.

64 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers
Automated transfer arrangements allow
you to set up periodic transfers at a set
interval (i.e. monthly, quarterly, etc.)
from one investment option to one or
more investment option(s) under the
policy.
Standard
Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• The Indexed Accounts may not be
used as the source of funds for any
automated transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 65

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Dollar-Cost Averaging (DCA)
A DCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under a DCA
arrangement, since you invest the same
amount each period, you automatically
acquire more units when market values
fall, fewer units when it rises. The
potential effect is to lower your average
cost per unit. There is no charge for
DCA.
Standard
Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

Special Dollar-Cost Averaging (SDCA)
An SDCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under an SDCA
arrangement, net Premiums and/or
Policy Value is allocated to the SDCA
portion of the Fixed Account. These
amounts are then subsequently
transferred, on a monthly basis and over
a 12-month period, to accounts
according to the premium allocation
currently in effect at the time of each
transfer. The potential effect of this
option is that it may allow you to lower
your average cost per unit. There is no
charge for SDCA.
Standard
The Fixed Account is the source of
funds.
• The minimum SDCA transfer amount
is $50.
• If an SDCA transfer amount is
allocated to one or more
Subaccounts, you may not make a
transfer from those Subaccounts
back to the Fixed Account until the
next Policy Anniversary.

Asset Rebalancing
The asset rebalancing feature
automatically transfers Policy Value
between Subaccounts at set intervals
(i.e. monthly, quarterly, etc.) to
correspond to your chosen allocation
percentages among Subaccounts.
Standard
The Policy Value reallocated must be at
least $2,000 at the time the asset
rebalancing is set up.
• Asset rebalancing does not apply to
Policy Value in the Fixed Account.
• Asset rebalancing must occur
quarterly, semiannually or annually.
• You must allow 30 days for us to
change any asset rebalancing
instructions that currently are in
place.

66 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
No-Lapse Guarantee (NLG)
The No-Lapse Guarantee provides that
during the NLG period (the later of the
Insured’s Attained Insurance Age75
Policy Anniversary or 10 years from the
Policy Date) the policy will not Lapse
even if the Cash Surrender Value is
insufficient to pay the monthly
deduction as long as required premiums
have been paid.
Standard
To maintain the NLG, the sum of
premiums paid (minus any Partial
Surrenders and Partial Surrender
charge, and minus any Indebtedness)
must be at least equal to the total
required NLG premium at all times.
• If, on a Monthly Date, sufficient
premiums have not been paid to
maintain the NLG, this provision will
no longer be in effect and the policy
will enter the grace period if the Cash
Surrender Value is insufficient to pay
the monthly deduction on the Monthly
Date.
• The NLG may be reinstated within two
years of termination if the policy is in
force, provided sufficient premiums
are paid.
• The NLG automatically terminates at
the later of the Insured’s Attained
Insurance Age75Policy Anniversary,
or 10 years from the Policy Date.
• A change in the Specified Amount, a
change in the death benefit option,
the addition, deletion, or change of
any rider, and/or a change in the
Insured’s Risk Classification may
impact the NLG feature and may
require the payment of additional
premium to maintain the NLG.

Fixed Loan
A fixed loan provides access to the
Policy Value. When a fixed loan is taken
or fixed loan interest is payable, an
amount equal to the loan or loan
interest will be transferred from the
Subaccounts,Fixed Account and/or
Indexed Account(s) to the Loan
Collateral Account where it earns a fixed
interest rate.
Standard
The minimum amount is $500. The
maximum loan amount is up to 90% of
the Policy Value less Surrender Charges.
• Only one loan type may be in effect at
any time.
• Loan repayments must be at least
$25 and identified by you as loan
repayments.
• Loan repayments will follow the
premium allocation percentages in
effect at the time of the repayment.
• Any loan that removes Policy Value
from any of the Indexed Account(s)
(including the Interim Account(s)) will
cause a transfer restriction period to
begin.
• Outstanding Indebtedness reduces
the policy Cash Surrender Value. If
the loan causes the Cash Surrender
Value to drop to zero, the policy will
Lapse. The Proceeds payable upon
death of the Insured are reduced by
Indebtedness. A loan may also cause
the NLG or Minimum Initial Guarantee
to terminate.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 67

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Indexed Loan
An indexed loan provides access to the
Policy Value. When an indexed loan is
taken there is no transfer of Policy Value
from the Subaccounts, the Fixed
Account and/or Indexed Account(s) to
the Loan Collateral Account.
Instead,Policy Value in all the Indexed
Account(s) is used as collateral for the
loan and earns the applicable indexed
interest rate.
Standard
The minimum amount is $500. The
maximum loan amount is the lesser of:
1) 90% of the Policy Value less
Surrender Charges, or
2) the sum of the value of the
Indexed Account(s).
• Only one loan type may be in effect at
any time.
• Loan repayments must be at least
$25 and identified by you as loan
repayments.
• Loan repayments will follow the
premium allocation percentages in
effect at the time of the repayment.
• Indexed loans are not allowed
beginning with the Insured’s Attained
Insurance Age120Policy Anniversary
and any indexed loan in effect at that
time will be changed to a fixed loan.
• Outstanding Indebtedness reduces
the policy Cash Surrender Value. If
the loan causes the Cash Surrender
Value to drop to zero, the policy will
Lapse. The Proceeds payable upon
death of the Insured are reduced by
Indebtedness. A loan may also cause
the NLG or Minimum Initial Guarantee
to terminate.

Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Accelerated Benefit Rider for Terminal Illness (ABRTI). If the Insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
Example:
John Doe purchases a policy with a $400,000 specified amount and the Accelerated Benefit Rider for Terminal Illness (ABR-TI). John receives a terminal illness diagnosis as defined in the policy. He elects to receive an advance of the death benefit under the ABR-TI. At that time, there are no outstanding loans on the policy and the specified amount is $400,000. He elects to receive the maximum lump sum amount available to be accelerated which is 50% x $400,000 = $200,000. A one time administrative charge equal to $500 will be paid to us using an additional accelerated benefit and increasing the total accelerated benefit. The total accelerated benefit will create a lien against the policy that will be charged interest as described in the policy. The interest charged will be paid by additional accelerated benefits and will be added to the total accelerated benefit. The policy's proceeds payable to the beneficiary at the time of John's death will be the base policy death benefit less the total accelerated death benefit.
Accidental Death Benefit Rider (ADB). ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
Example:
John Doe purchases a base policy with a $400,000 Specified Amount and includes an Accidental Death Benefit (ADB) rider with an accidental death benefit equal to $100,000. Prior to John's Attained Insurance Age 70 Policy Anniversary, he dies within 180 days of an accidental injury and his death was a direct result of the accidental injury. The total Proceeds payable to the beneficiary will be $500,000 which is equal to the base policy Proceeds of $400,000 plus the accidental death benefit of $100,000.

68 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Automatic Increase Benefit Rider (AIBR). AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
Example:
John Doe purchases a base policy with a $400,000 specified amount and the Automatic Increase Benefit Rider (AIBR) of 5%. On the first policy anniversary, the specified amount will increase to $420,000 which is the original specified amount of $400,000 times 1.05. A similar increase will automatically occur on each policy anniversary and no evidence of insurability will be required. The maximum amount of each annual increase is $25,000 and the lifetime maximum of all annual increases combined is $750,000. Automatic increases will occur until the earlier of John's Attained Insurance Age 65 Policy Anniversary or the lifetime maximum increase is reached.
Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
Example:
Jane Doe purchases a base policy and the Children's Insurance Rider with a rider benefit amount equal to $8,000. John Doe is the insured of the base policy and Jane is the owner. All of John's children, as defined in the policy, are Insured under this rider. If a child of John's dies prior to the child's 22nd birthday and John's Attained Insurance Age 65 Policy Anniversary, the $8,000 rider benefit will be paid to Jane.
Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to any Indebtedness exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•
The policy has been in force for at least 15 years; and
•
The Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•
Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•
The Cash Surrender Value is sufficient to pay the exercise charge; and
•
The death benefit option in effect is option 1; and
•
The policy has not yet entered the grace period; and
•
The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and
•
No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•
The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A onetime charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.
The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.
Monthly deductions will no longer be taken.
3.
Partial Surrenders will no longer be available.
4.
Additional indexed loans will no longer be available.
5.
Any outstanding fixed loan will remain and any existing indexed loan will be changed to a fixed loan. Changes from a fixed loan to an indexed loan will not be permitted.
6.
Interest on the fixed loan will be charged at the current loan interest rate as shown under Policy Data.
7.
The NLG will no longer be in effect and cannot be reinstated.
8.
The death benefit option cannot be changed.
9.
Changes to the Specified Amount will no longer be allowed.
10.Any riders attached to the policy will terminate.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 69

Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:
John Doe purchases a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 16th policy year:
1.
John is Attained Insurance Age 80.
2.
Premiums paid to date equal $700,000.
3.
Partial Surrenders and Partial Surrender Charges amounting to $700,000 have been taken.
4.
The current Specified Amount is $800,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
5.
The Policy Value is $850,000.
6.
There is outstanding Indebtedness equal to $820,000.
7.
The death benefit is $892,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
8.
The Proceeds payable upon death of the Insured at this point in time would be $72,500 which is the death benefit of $892,500 minus the outstanding Indebtedness of $820,000.
At this point, John decides to exercise his OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
9.
No more premium payments are required, nor will premium payments be accepted.
10.
The policy will be assessed a one-time OPB exercise charge of $25,500 resulting in an updated Policy Value of $824,500.
11.
Outstanding Indebtedness remains at $820,000. Any indexed loan will be changed to a fixed loan, and no additional indexed loans may be taken.
12.
Fixed loan repayments will still be accepted.
13.
The new death benefit immediately after the exercise will be $865,725 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.
14.
The Proceeds payable upon death of the Insured would now be $45,725 which is the new death benefit of $865,725 minus the outstanding Indebtedness of $820,000.
Waiver of Monthly Deduction Rider (WMD). Under WMD, we will waive the monthly deduction for a period of time if the Insured becomes totally disabled.
In addition:
•
If total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary, the monthly deduction will be waived for a limited period of time; and
•
WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WMD for involuntary unemployment is not available in Florida or Montana.
Example:
John Doe purchases a base policy and the Waiver of Monthly Deduction rider. At Attained Insurance Age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for waiver of the monthly deductions under the rider. We will waive the monthly deduction of the policy, this rider and all other riders attached to the policy. For any month that the monthly deduction is being waived, any Minimum Initial Premium and No-Lapse Guarantee Premium for that month will be zero. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will waive monthly deductions until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Waiver of Premium Rider (WP). Under WP, if total disability begins before Attained Insurance Age 60 Policy Anniversary, prior to Attained Insurance Age 65 Policy Anniversary we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65 Policy Anniversary, we will waive the monthly deduction.

70 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

In addition, WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WP for involuntary unemployment is not available in Florida or Montana.
Example:
•
John Doe purchases a base policy and the Waiver of Premium rider with a $150 per month specified premium. At age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for benefits under the rider. As long as John remains totally disabled, prior to John's Attained Insurance Age 65 Policy Anniversary, we will add the greater of the WP specified premium or the monthly deduction to the Policy Value each month. After John's Attained Insurance 65 Policy Anniversary, we will add the monthly deduction to the Policy Value each month. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will continue to pay the rider benefit until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Accounting Value Increase Rider (AVIR). If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs. The percentage waived is shown in the table below.
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%
9+	0%
Please note the following about AVIR:
•
The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•
The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to partial surrenders.
•
Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.
Example:
John Doe purchases a base policy with a $400,000 Specified Amount and the Accounting Value Increase Rider (AVIR). John decides to do a Full Surrender in the sixth policy year when the Policy Value is $60,000 and the Surrender Charge is $7,000. Due to the AVIR, instead of paying the Surrender Charge of $7,000, we will waive 65%, or $4,550, resulting in an actual Surrender Charge of $2,450. Therefore, the final Proceeds payable upon Surrender would be $57,550 which is the $60,000 Policy Value minus the actual Surrender Charge of $2,450.
AdvanceSource Accelerated Benefit Riders
Key terms used in the AdvanceSource Accelerated Benefit Rider sections are describe below.
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI). ASR-CI provides a rider payment to the Accelerated Benefit Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-CI:
•
This rider is only available for policies purchased under the Option 1 death benefit.
•
This rider has a different name in some jurisdictions. (See Appendix B.)
•
Rider availability varies by jurisdiction. (See Appendix C.)
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the Accelerated Benefit Insured or to any individual authorized to act on behalf of the Accelerated Benefit Insured.
•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 71

•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-CI does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-CI may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness,Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
•
John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
11.Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
12.remaining amount to be accelerated; or
13.the maximum monthly benefit Limit.
When benefit payments begin, all Policy Value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers from the Fixed Account to the Subaccounts or the Indexed Accounts can be made during a period of coverage. Upon notice of claim, any outstanding indexed loan will be changed to a fixed loan, and no additional policy loans may be taken.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-CI the monthly benefit payment will be made to the Insured.
AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC). ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-LTC:
•
This rider is only available for policies purchased under the Option 1 or Option 2 death benefits.
•
Rider availability varies by jurisdiction. (See Appendix B.)
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to you or to any individual authorized to act on your behalf.
•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider, in a form satisfactory to us.
•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-LTC does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-LTC may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness,Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
•
John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
14.Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
15.remaining amount to be accelerated; or
16.the maximum monthly benefit Limit.

72 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

When benefit payments begin, all Policy Value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers from the Fixed Account to the Subaccounts or the Indexed Accounts can be made during a period of coverage. Upon notice of claim, any outstanding indexed loan will be changed to a fixed loan and no additional policy loans may be taken.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-LTC the monthly benefit payment will be made to the Insured.
Key terms for the AdvanceSource Accelerated Benefit Riders:
The following key terms are associated with the AdvanceSource Accelerated Benefit Riders:
Accelerated Benefit Insured: This person is the Insured of the policy to which an AdvanceSource rider(1) is attached.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in an AdvanceSource rider.(1)
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under an AdvanceSource rider.(1) This amount is chosen in your application for the rider and is shown in the “policy data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in an AdvanceSource rider.(1)
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.
Elimination Period: The number of days of Qualified Long-term Care Services that are required while an AdvanceSource(1) rider is in force before any benefit is available under this rider. The Elimination Period is shown in the “policy data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while the rider is in force. Benefits will not be retroactively paid for the Elimination Period. The Elimination Period may vary by state. Please see your rider for further details.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 73

the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider(1) for further details.
Monthly Benefit Payment: The amount paid for a calendar month of Qualified Long-term Care Services.
Monthly Benefit Percent: The percentage of the specified amount used to determine the maximum Monthly Benefit Payment under the AdvanceSource Rider. The percentage (1%, 2% or 3%) is elected at issue and shown in the “policy data” section of the policy.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under an AdvanceSource rider(1) to the Accelerated Benefit Insured.
Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
No-lapse Guarantee (NLG). The no-lapse guarantee provides that during the NLG period (the later of the Insured’s Attained Insurance Age 75 Policy Anniversary or 10 years) that the policy will not lapse even if the Cash Surrender Value is insufficient to pay the monthly deduction as long as required premiums have been paid.
Example:
John Doe purchases a policy with a $300,000 Specified Amount. At the beginning of each year, John pays premium greater than or equal to the annual NLG premium. In year 5, his Cash Surrender Value is not enough to cover his monthly deductions due to unfavorable market performance. Since the sum of all premiums paid, minus any Partial Surrenders and Partial Surrender charges, and minus any Indebtedness is at least equal to the total required No-Lapse Guarantee Premium, the NLG remains in force and the policy does not Lapse.
Fixed Loan. This feature allows you to borrow up to 90% of the Policy Value less Surrender Charges. When a fixed loan is taken or fixed loan interest is payable, an amount equal to the loan or loan interest will be transferred from the Subaccounts,Fixed Account and/or Indexed Account(s) to the Loan Collateral Account where it earns a fixed interest rate.
Example:
John Doe purchases a policy with a $400,000 Specified Amount. In year 6, the Cash Surrender Value has grown to $20,000 and he elects to take a fixed loan of $10,000. The loaned amount is then transferred from the Subaccounts,Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Loan amounts in the Loan Collateral Account are credited with interest at 1%. John’s loan balance is charged 3% until policy year 10, then 1% for the remaining years (the loan interest rate charged could be up to 1.25% in years 11+). If John were to elect to repay the loan, his beneficiaries would receive the full amount of the death benefit upon his death. If John were to elect to not repay the loan, a portion of his death benefit would be used to pay off the loan, including any accrued interest, and the remainder would go to his beneficiaries.
Indexed Loan. This feature allows you to borrow up to the lesser of 90% of the Policy Value less Surrender Charges or the sum of the value in the Indexed Account(s). This loan type keeps the Policy Value backing the loan in the Indexed Account(s) allowing for the potential to earn a higher interest rate than that in the Loan Collateral Account. To ensure there continues to be enough Policy Value in the Indexed Accounts to serve as loan collateral, there will be transfers of Policy Value or changes to Segment maturity reallocations to Indexed Loan Base Account for the following situations:
•
If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

74 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

•
If, on any Indexed Account Segment Maturity Date, the amount of Indebtedness exceeds the Policy Value in the Eligible Accounts, we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the Eligible Account(s).
Example of initial Indexed Loan taken:
John Doe purchases a policy with a $400,000 Specified Amount. In year 6, the Cash Surrender Value has grown to $20,000 with $15,000 of that Policy Value in the Indexed Accounts. He elects to take an indexed loan of $10,000. There is no transfer of value from the Subaccounts, the Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Instead,Policy Value in the Indexed Account(s) is used as collateral for the loan and earns the same interest as the Indexed Account(s), while the loan balance could be charged up to 8% in all policy years. If John were to elect to repay the loan, his beneficiaries would receive the full amount of the death benefit upon his death. If John were to elect to not repay the loan, a portion of his death benefit would be used to pay off the loan, including any accrued interest, and the remainder would to go his beneficiaries.
Example of a transfer of Policy Value to the Indexed Loan Base Account on a Policy Anniversary:
On the 10th Policy Anniversary, loan interest of $1,000 becomes due on John’s loan and is not paid. As a result, the loan interest is added to the current loan and increases Indebtedness from $15,000 to $16,000. The Policy Value at this point of time is $21,000 and is in the following accounts:
Account	Value
S&P 500 Index 1-year point-to-point Indexed Account	$11,000
S&P 500 Index 2-year point-to point Indexed Account	$4,500
Subaccounts	$5,500
Since the amount of Indebtedness (including the loan interest that becomes due and not paid) of $16,000 is greater than the sum of the Policy Value in the Indexed Accounts of $15,500 (value of the S&P 500 1-year point-to-point Indexed Account plus the value of the S&P 500 2-year point-to-point Indexed Account), there will be a transfer of Policy Value from the Subaccounts to the Indexed Loan Base Account which is currently the S&P 500 Index 1-year point-to-point Indexed Account.
The amount to be transferred from the Subaccounts to the Indexed Loan Base Account is the amount of outstanding Indebtedness less the sum of the value of the Indexed Accounts:
$16,000 - $15,500 = $500
The Policy Value in the accounts after the transfer are as following:
Account	Value after Transfer of Policy Value
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,000 +$500 = $11,500
S&P 500 Index 2-year point-to point Indexed Account	$4,500 + $0 = $4,500
Subaccounts	$5,500 - $500 = $5,000
Example of a change in the reallocation of Segment maturity value to the Indexed Loan Base Account:
A Segment of the S&P 500 Index 2-year point-to point Indexed Account has reached its Segment Maturity Date with a Segment maturity value of $2,000. The Segment reallocation percentage is set to reallocate 100% of the Segment maturity value to the S&P 500 Index 2-year point-to point Indexed Account.
At this point in time, outstanding Indebtedness is $16,000 and the Policy Value of $21,000 is in the following accounts:
Account	Value
Eligible Account
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,500
Ineligible Accounts
S&P 500 Index 2-year point-to point Indexed Account	$4,500
Subaccounts	$5,000

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 75

Since the amount of Indebtedness of $16,000 exceeds the Policy Value in the Eligible Account of $11,500, instead of reallocating 100% of the Segment maturity value to the S&P 500 Index 2-year point-to point Indexed Account as per the Segment reallocation percentage, it will be reallocated to the Indexed Loan Base Account which is the S&P 500 Index 1-year point-to-point Indexed Account.
The Policy Value in the accounts after the Segment maturity reallocation are as following:
Account	Value after Segment Maturity Reallocation
Eligible Account
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,500 + $2,000 = $13,500
Ineligible Accounts
S&P 500 Index 2-year point-to point Indexed Account	$4,500 - $2,000 = $2,500
Subaccounts	$5,000 + $0 = $5,000
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value to one or more of the Subaccounts and/or one or more of the Indexed Accounts. Only one account can be used as the source of funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
The example below illustrates how an automated transfer arrangement works.
John Doe purchases a base policy. He makes a one-time premium payment at issue of $120,000 and allocates it all to the Fixed Account. He sets up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two Subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.
Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:

76 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Special Dollar-Cost Averaging (SDCA): Under an SDCA arrangement, you may allocate SDCA allocations to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
An SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value, nor will it protect against a decline in Policy Value if market prices fall. Because this strategy involves continuous investing, your success with SDCA will depend upon your willingness to continue to invest regularly through periods of low-price levels. For further information regarding SDCA, see “Special Dollar-Cost Averaging”.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.
Example:
Jane Doe purchases a base policy and requests quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Fixed Account		$50,000		$50,000

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 77

Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Indexed Account #1		$50,000		$50,000
Subaccount #1	50%	$120,000	-$20,000	$100,000
Subaccount #2	25%	$45,000	+$5,000	$50,000
Subaccount #3	25%	$35,000	+15,000	$50,000
Total Policy Value		$300,000		$300,000
Minimum Initial Premium Guarantee,No Lapse Guarantee. For additional information about these standard benefits, please see the corresponding headings under “Keeping the Policy in Force.”
Policy Value Credit. We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under the policy data section of the policy. The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made. We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.
Example:
Jane Doe purchases a base policy with a $500,000 Specified amount. The current policy value credit is an annual rate of 0.30% applied quarterly in policy years 11 and later. On the 12th Policy Anniversary the Policy Value is $60,000 and outstanding Indebtedness is $10,000. A Policy Value Credit of ($60,000 - $10,000) x 0.30% / 4 = $37.50 is applied to the policy and allocated to the Fixed Account, Indexed Account(s) and Subaccounts according to the premium allocations in effect.
Changes to the Policies
We reserve the right to do any of the following:
•
make any changes necessary to maintain the status of the policy as life insurance under the Code;
•
make other changes required under federal or state law relating to life insurance;
•
suspend or discontinue sale of the policies; and
•
comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Policy Loans
You may borrow against your policy at any time by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
There are two types of policy loans available to you: a fixed loan or an indexed loan. Only one type of loan can be in effect at any time. You must select the type of loan at the time the loan is requested. If you request an additional loan, the additional loan request must be for the same type of loan currently outstanding unless you request to change loan types. Outstanding loans can be changed from a fixed loan to an indexed loan, or an indexed loan to a fixed loan, but such a change can only occur at least 12 months after the later of the initial loan transaction or a prior change of loan type. (See “Changing Loan Types” below for more information.)
Minimum Loan Amounts
Generally, the minimum you can borrow from your policy is $500 or the maximum loan amount, if less. Please see your policy for further details.

78 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Maximum Loan Amounts
•
For Fixed Loans, the maximum loan amount available is 90% of the Cash Surrender Value.
•
For indexed loans, the maximum loan amount available is the lesser of:
90% of the Cash Surrender Value, or
the Policy Value in the Indexed Accounts, including Interim Accounts less any existing Indebtedness.
•
For phone requests, loan Proceeds may only be sent to your address of record and the maximum loan amount is $100,000.
We calculate the Policy Value as of the date of the loan. When we compute the amount available, we deduct from the loan value interest for the next three months and monthly deductions that we will take for the next three months.
Fixed Loans
Fixed loans are available at any time. When you take a fixed loan, Policy Value equal to the amount of the loan will be transferred from the Subaccounts, Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Unless you specify otherwise, we will first transfer this amount from the Fixed Account, not including the value that is part of an SDCA arrangement, and the Subaccounts on a Pro Rata Basis. We redeem Accumulation Units to make loan amounts from the Subaccounts.
When the Fixed Account (minus any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining loan amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining loan amount will be taken from the Indexed Accounts, which will begin a transfer restriction period. (See “Order of Deductions from Policy Value” for further discussion.)
The fixed loan interest rate will not be greater than that shown in your Policy under Policy Data and is 3% for policy years 1-10 and 1.25% for policy years 11+. Interest is charged daily and is payable each Policy Anniversary. If interest is not paid when it is due, it will be an additional loan and added to the Indebtedness and charged the same interest rate as the initial loan.
On a Policy Anniversary, any interest credited to the Loan Collateral Account since the last Policy Anniversary will be transferred to the Subaccounts, Fixed Account, and/or Indexed Accounts according to the premium allocation instructions in effect.
Indexed Loans
Beginning on the indexed loan availability date shown in your Policy under Policy Data, indexed loans are available in addition to fixed loans. Only one type of loan can be in effect at any time. With an indexed loan, we do not transfer Policy Value from other accounts to the Loan Collateral Account. Instead, Policy Value in the Indexed Accounts is used as collateral for the loan and remains subject to indexed interest. As long as the Indexed Account Value is greater than Indebtedness, your Policy Value remains allocated to the investment options you selected.
The indexed loan interest rate will not be greater than that shown in your Policy under Policy Data and is 8% for all Policy years. Interest is charged daily and is payable at the end of each policy year on the Policy Anniversary. If interest is not paid when it is due, it will be an additional loan and added to the Indebtedness and charged the same interest rate as the initial loan.
Unlike a fixed loan, since the Policy Value that is being used as loan collateral remains in the Indexed Accounts, there is no transfer of any interest credited since the last Policy Anniversary. Likewise, when there is a loan repayment on an indexed loan there is no transfer of Policy Value. The amount of Indebtedness is reduced.
Possible Indexed Loan Segment Maturity Reallocation Percentage Changes and Transfers of Policy Value on Policy Anniversaries
To ensure enough Policy Value remains in the Indexed Accounts to serve as collateral for an indexed loan, the following transfers or reallocation of Segment Maturity Value to the Indexed Loan Base Account may occur. Any such transfer or reallocation will first be transferred to the Interim Account of the Indexed Loan Base Account. Once transferred, it will follow the same Indexed Account functionality as any other type of transfer or premium payment to the Indexed Account, such as transferring from the Interim Account to a Segment on the next Segment Start Date and crediting of indexed interest on a Segment Maturity Date.
Indexed Loan Reallocation of Segment Maturity Values. Upon the Segment Maturity Date of any Segment of an Indexed Account, if you have an indexed loan and Indebtedness is greater than the total value of the investment options designated as Eligible Accounts (including amounts due to be reallocated to the Eligible Accounts on such Segment Maturity Date), we will instead reallocate a portion of the Segment maturity value due to be reallocated to the Ineligible

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 79

Accounts to the Indexed Account designated as the Indexed Loan Base Account (currently the S&P 500 1-Year Point-to-Point). If Indebtedness is less than or equal to the total account value in the Eligible Accounts, no reallocation of Segment maturity value to the Indexed Loan Base Account will occur.
The maximum amount that would be reallocated to the Indexed Loan Base Account is the lesser of the amount of the Indebtedness minus the total value of the Eligible Accounts, or the total Policy Value in the Fixed Account, including the value of the Fixed Account that is part of an SDCA arrangement, and Subaccounts. The Segment maturity value that is reallocated to the Indexed Loan Base Account will be taken from the Segment maturity value to be reallocated to Ineligible Accounts. The amount will first be taken proportionately from ineligible Indexed Accounts based on the Segment maturity value due to be reallocated to those Ineligible Accounts. Any remaining amount will be taken proportionately from Ineligible Accounts that are Subaccounts and the Fixed Account, not including the value of the Fixed Account that is part of an SDCA arrangement, based on the Segment maturity value due to be reallocated to those Ineligible Accounts. Any remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement.
We reserve the right to change the Eligible Account(s) and/or the Indexed Loan Base Account. You will be notified in writing at least 15 days in advance if a change is made.
Indexed Loan Transfer of Policy Value on Policy Anniversaries. On each Policy Anniversary, if you have an indexed loan and Indebtedness is greater than the total account value in the Indexed Accounts (including Interim Accounts), we will transfer account value in the Fixed Account, including value of the Fixed Account that is part of an SDCA arrangement, and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the lesser of the Indebtedness minus the total value of the Indexed Accounts (including Interim Accounts), or the total account value in the Fixed Account, including the value of the Fixed Account that is part of an SDCA arrangement, and Subaccounts. If Indebtedness is less than or equal to the account value in the Indexed Accounts (including Interim Accounts), then no transfer will occur.
Any Policy Value transferred to the Indexed Loan Base Account will be taken first from the Fixed Account, not including the value that is part of an SDCA arrangement, and the Subaccounts on a Pro Rata Basis until exhausted. Any remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement.
Changing Loan Types
At least 12 months after an initial loan transaction or the date a prior loan change occurred, you may change from a fixed loan to an indexed loan, or from an indexed loan to a fixed loan, by sending us a written request.
Changing from a fixed loan to an indexed loan. When we process your request, any Policy Value in the Loan Collateral Account, including any loan interest earned, will be transferred to the Interim Account of the Indexed Loan Base Account. Once transferred, it will follow the same Indexed Account functionality as any other type of transfer or premium payment to the Indexed Account, such as transferring from the Interim Account to a Segment on the next Segment Start Date and crediting of indexed interest on a Segment Maturity Date. Changes from a fixed loan to an indexed loan are not permitted during a transfer restriction period.
Changing from an indexed loan to a fixed loan. When we process your request, an amount equal to the outstanding Indebtedness will be transferred to the Loan Collateral Account from the Fixed Account, not including the value of the Fixed Account that is part of an SDCA arrangement, and the Subaccounts on a Pro Rata Basis until exhausted.
When the Fixed Account (minus any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining loan amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining loan amount will be taken from the Indexed Accounts. (See “Order of Deductions from Policy Value” for further discussion.)
A transfer restriction period will begin if the transfer from an indexed loan to a fixed loan results in value being taken from the segment of any Indexed Account.
Repayments
Loan repayments must be in amounts of at least $25. Regardless of loan type, loan repayments reduce Indebtedness. For fixed loans, we will reallocate loan repayments from the Loan Collateral Account to Subaccounts, Indexed Accounts (transferred first to Interim Accounts) and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. For indexed loans, since the Policy Value backing the loan remained in Indexed Accounts, there is no reallocation of Policy Value between accounts when a loan repayment is made.
Overdue Interest
Regardless of loan type, if you do not pay accrued interest when it is due on a Policy Anniversary, we will increase the amount of Indebtedness. Interest added to a policy loan will be charged the same interest rate as the loan itself.

80 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

For fixed loans, we will transfer additional amounts to the Loan Collateral Account to cover the amount due. We will take that interest from the Fixed Account, not including the value of the Fixed Account that is part of an SDCA arrangement, and the Subaccounts on a Pro Rata Basis. When the Fixed Account (minus any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the additional loan interest will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining loan interest will be taken from the Indexed Accounts. (See “Order of Deductions from Policy Value” for further discussion.) For indexed loans, since the Policy Value remains in Indexed Accounts, there is no transfer of additional amounts to the Loan Collateral Account.
Effect of Policy Loans
Outstanding Indebtedness reduces the policy Cash Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The Proceeds payable upon death of the Insured are reduced by Indebtedness. A loan may also cause the NLG or Minimum Initial Guarantee to terminate.
Regardless of loan type, loan interest is charged daily and payable at the end of the policy year at the guaranteed loan interest rates shown in your Policy. Please note that the interest rate charged on a policy loan is effectively offset by the interest credited on the loan collateral, if any.
A fixed policy loan, whether or not repaid, affects Policy Value over time because the loan amount is transferred from the Fixed Account, Subaccounts and/or Indexed Accounts to the Loan Collateral Account as collateral. As a result, the loan collateral of a fixed loan does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum guaranteed rate applicable to the Loan Collateral Account. Payment of this interest is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Company. Starting in year 11 of the policy, the interest rate charged on a fixed loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the fixed loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus.
An indexed loan, whether or not repaid, may affect Policy Value over time. Although Policy Value serving as loan collateral for an indexed loan remains in the Indexed Accounts, there is no guarantee that the indexed interest rates credited will be greater than the indexed loan interest charged, and may be less.
If you have an AdvanceSource rider(1)on your policy, upon Notice of Claim, additional policy loans are not permitted, although any existing fixed loans will remain in effect and any existing indexed loans will be changed to a fixed loan. These restrictions do not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource rider Monthly Benefit Payment, that benefit payment will be reduced to repay a portion of the policy loan. In Massachusetts, this rule applies to the AdvanceSource Accelerated Benefit Rider for Chronic Illness, but it does not apply to the AdvanceSource Accelerated Benefit Rider for Long-Term Care.
If a policy has an Overloan Protection Benefit and the benefit is exercised, any outstanding indexed loan will be changed to a fixed loan and no additional indexed loans will be permitted.
Loans at the Insured’s Attained Insurance Age 120 Anniversary
On and after the Insured’s Attained Insurance Age 120 anniversary, only fixed loans are available. Any existing indexed loan will be changed to a fixed loan.
Policy Surrenders
You may cancel the policy, otherwise known as a Full Surrender, while it is in force and receive its Cash Surrender Value or take a Partial Surrender out of your policy. The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges.Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). If you surrender your policy, you receive its Cash Surrender Value and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
A Partial Surrender will reduce the Policy Value and the death benefit and may terminate the NLG and Minimum Initial Premium Guarantee. Additionally, for Option 1 policies,Partial Surrender will reduce the Specified Amount.Partial Surrenders are available within certain limits and will be assessed a processing fee at the time of the the Partial Surrender. After the first policy year, you may take a Partial Surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value.Partial Surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make Partial Surrenders from the
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 81

Fixed Account(not including the Fixed Account Value that is part of an SDCA arrangement) and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness and any value that is part of an SDCA arrangement, and the Subaccounts are exhausted, the Partial Surrender will be made from the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the Partial Surrender will be taken from the Indexed Accounts.
Surrender Charges are assessed at the time of a Full Surrender, or if the policy Lapses, during the first ten years and for ten years after an increase in the Specified Amount.Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and makes premium payments of $9,000 in the first policy year and an additional $10,000 in the third policy year. At the beginning of the second policy year, the Policy Value is $8,800 and the Surrender Charge is $9,257. If she decides to do a Full Surrender, the Proceeds would be $0 which is the $8,800 Policy Value minus the $9,257 Surrender Charge. At the beginning of the eighth policy year, the Policy Value is $19,500 and the Surrender Charge is $5,235.42. If she decides to do a Full Surrender, the Proceeds would be $14,264.58 which is the $19,500 Policy Value minus the $5,235.42 Surrender Charge.
You may take a full or a Partial Surrender by written request. We may, but are not required to, accept a full or Partial Surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Loans also provide access to the Policy Value without the possible taxes (non-MEC policies only) and charges associated with a Full or Partial Surrender. Outstanding Indebtedness reduces the policy Cash Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The Proceeds payable upon death of the Insured are reduced by Indebtedness. A loan may also cause the NLG or Minimum Initial Guarantee to terminate. The following two loan types are available. Only one loan type can be in effect at any time.
Fixed Loans: When a fixed loan is taken or fixed loan interest is payable, an amount equal to the loan or loan interest will be transferred from the Subaccounts, Fixed Account and/or Indexed Account(s) to the Loan Collateral Account where it earns a fixed interest rate. The minimum fixed loan amount is $500.The maximum fixed loan amount is up to 90% of the Policy Value less Surrender Charges.
Indexed Loans: When an indexed loan is taken there is no transfer of Policy Value from the Subaccounts, the Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Instead, Policy Value in the Indexed Accounts is used as collateral for the loan and earns the applicable indexed interest. However, to ensure there continues to be enough Policy Value in the Indexed Accounts to serve as loan collateral, there will be transfers of Policy Value or changes to Segment maturity reallocations to the Indexed Loan Base Account for the following situations:
If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
If, on any Indexed Account Segment Maturity Date, the amount of Indebtedness exceeds the Policy Value in the Eligible Accounts, we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the Eligible Account(s).
Any transfers due to loans are not subject to the policy’s minimum transfer amounts and do not count towards the maximum number of transfers per year from the Subaccounts.
The minimum indexed loan amount is $500. The maximum indexed loan amount is the lesser of:
1) 90% of the policy value less surrender charges or
2) the sum of the value of the Indexed Account(s).

82 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
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For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
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For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
Effect of partial surrenders
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A partial surrender will reduce the Policy Value by the amount of the partial surrender and the partial Surrender Charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•
A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender. Because they may impact the death benefit, partial surrenders may affect the cost of insurance.
•
A partial surrender may terminate the Minimum Initial Premium Guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the the Minimum Initial Premium Guarantee and/or the NLG in effect.
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A partial surrender will reduce the AdvanceSource - LTC rider Specified Amount and the remaining amount to be accelerated.
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A partial surrender may reduce the AdvanceSource - CI rider Specified Amount and the remaining amount to be accelerated.
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If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and charge. This may cause the policy to become a Modified Endowment Contract. We will deduct this decrease from the current Specified Amount in this order:
First from the initial Specified Amount when the policy was issued;
Then from the increases successively following the initial Specified Amount.
•
If Option 2 or Option 3 is in effect, a Partial Surrender does not affect the Specified Amount since the determination of the death benefit under these options is already impacted either directly (Option 3) or indirectly (Option 2) through the reduction in the Policy Value impacted by the Partial Surrender.
•
We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
Two Ways to Request a Transfer, Loan, Loan Type Change, or Surrender
You can request a transfer, loan or surrender by mail or by phone. You may request to change your policy loan to an indexed loan or a fixed loan. Your request must be in writing by mail. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan, loan type change, or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.

1 By mail
To request a transfer, loan, loan type change, or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
Regular mail:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Express mail:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474

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2 By phone
1-800-862-7919
•
We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•
We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•
We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
dELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS

1 By regular or express mail
•
payable to you;
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mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)

2 By wire or other form of electronic payment
•
request that payment be wired to your bank account;
•
pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay Proceeds when:
•
you surrender the policy; or
•
you take a policy loan; or
•
the Insured dies.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 0.25% per year on lump sum death benefit Proceeds from the date of the Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).

84 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Payment Options
During the Insured's lifetime, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate 0.25% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•
the NYSE is closed, except for normal holiday and weekend closings;
•
trading on the NYSE is restricted according to SEC rules;
•
an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account or the Index Accounts for up to six months from the date we receive the request in Good Order. If we postpone the payment of the surrender Proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 2% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes. We also reserve the right to limit the number, amount, and/or frequency of scheduled and unscheduled premium payments necessary to continue coverage pursuant to Section 7702(f)(6) of the Code.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal tax withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of certain ownership changes, a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 85

Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.
RiverSource Life’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law. The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the Insured’s Attained Insurance Age 120 Policy Anniversary, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest under this payment option are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is or becomes a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:
You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of the loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.

86 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Source of Proceeds	Taxable Portion of Pre-death Proceeds
Lapse:
You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of
Lapse — these earnings may be part of the policy cash value or part of the loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.

Partial Surrenders:
Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments and pledges:	None.(2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:
You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of the loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.

Lapse:
You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of
Lapse — these earnings may be part of the policy cash value or part of loans previously taken.

Partial Surrenders:	You will be taxed on the lesser of:
•the amount received; or
•Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
•the amount of the loan/assignment; or
•Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):
Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).

Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any
Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional
10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)
Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)
However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)
Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 87

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and Issue Age of the Insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•
ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•
ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in Specified Amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in Policy Value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect since the policy was issued or the most recent material change. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the Code presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The Code treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same Owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value or certain payment options may be subject to a 10% penalty tax unless:
•
the distribution occurs on or after the date that the Owner attains age 59½;
•
the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•
the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

88 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts (that are held outside of qualified tax-deferred retirement plans) while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The company may offer the policy to be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance Proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•
The Insured was an employee at any time during the 12-month period before the Insured’s death;
•
The Insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 89

•
The death benefits are paid to a member of the family of the Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the Insured; or
•
The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•
Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be Insured at the time the contract was issued;
•
Provides written consent to being Insured under the contract and that such coverage may continue after the Insured terminates employment; and
•
Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.
AdvanceSource riders:(1) The rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance policy will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

90 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•
Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•
Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the Insured is paid to a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 91

Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•
The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—
marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—
providing services to policy Owners; and
—
funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.

92 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Sources of Payments to Selling Firms
•
We pay the commissions and other compensation described above from our assets.
•
Our assets may include:
—
revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—
compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—
revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—
fees and expenses we collect from policy Owners, including Surrender Charges; and
—
fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•
The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•
To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
RiverSource Life (the Company) is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 93

one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the Insured’s Attained Insurance Age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

94 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Appendix A:Funds Available Under the Policy
The following is a list of funds available under the policy. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital	AB VPS Large Cap Growth Portfolio (Class A) AllianceBernstein L.P.	0.65%	25.26%	16.16%	15.96%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.92%	19.07%	6.85%	8.93%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS/Alerian Energy Infrastructure Portfolio: Class I ALPS Advisors, Inc.	0.95%[1]	41.03%	14.55%	5.45%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class I) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited and BlackRock International Limited, sub-advisers.	0.77%[1]	9.23%	6.01%	5.59%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.64%	19.61%	9.41%	8.41%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%	14.56%	5.05%	9.42%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%[1]	7.24%	5.97%	9.27%

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 95

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%[1]	23.43%	9.89%	15.08%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Corporate Bond Fund (Class 1) (previously Columbia Variable Portfolio - Global Strategic Income Fund (Class 1)) Columbia Management Investment Advisers, LLC	0.47%[1]	3.35%	(0.55%)	0.88%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.67%	26.06%	8.42%	14.06%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Columbia Management Investment Advisers, LLC	0.73%[1]	15.42%	6.25%	8.89%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%[1]	6.39%	(0.45%)	0.72%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 1) Columbia Management Investment Advisers, LLC	1.09%[1]	5.68%	(8.10%)	(0.76%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 1) Columbia Management Investment Advisers, LLC	0.36%[1]	4.97%	3.63%	2.23%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	7.04%	2.42%	3.77%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	5.90%	2.06%	3.30%

96 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.52%	1.97%	(3.47%)	0.20%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.72%	31.33%	8.86%	17.48%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 1) Columbia Management Investment Advisers, LLC	0.25%	24.70%	8.65%	14.21%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1) Columbia Management Investment Advisers, LLC	0.41%[1]	4.75%	1.69%	2.06%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.47%[1]	(4.14%)	(9.43%)	(3.36%)
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.79%	3.45%	0.69%	4.14%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%	12.86%	5.30%	9.57%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	23.68%	2.32%	11.08%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	12.54%	3.98%	9.84%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.85%[1]	13.97%	3.21%	9.47%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1) Columbia Management Investment Advisers, LLC	0.93%[1]	26.91%	7.98%	20.67%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%[1]	4.70%	0.59%	2.11%

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 97

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Columbia Management Investment Advisers, LLC	0.46%	1.57%	(2.68%)	(0.82%)
Seeks to provide shareholders with a high level of current income.	CTIVP® - American Century Diversified Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.50%	1.77%	(3.08%)	(0.15%)
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.62%[1]	(0.92%)	(5.24%)	(0.55%)
Seeks to provide shareholders with current income and capital appreciation.	CTIVP® - CenterSquare Real Estate Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	0.82%	10.34%	(1.61%)	5.09%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) (on or about June 1, 2025 to be known as CTIVP® - Principal Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.69%	21.42%	6.85%	13.79%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP® - T. Rowe Price Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.70%	11.94%	5.25%	8.44%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP® - TCW Core Plus Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.49%	0.75%	(2.89%)	(0.29%)
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.82%	9.90%	5.51%	10.86%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Wellington Large Cap Value Fund (Class 1) (previously CTIVP® - MFS® Value Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Wellington Management Company LLP, subadviser.	0.62%[1]	11.71%	4.26%	8.04%

98 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.82%[1]	17.49%	3.13%	10.30%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Select Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.69%	27.50%	(0.52%)	10.67%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	CVT EAFE International Index Portfolio - Class I Calvert Research and Management	0.48%[1]	3.14%	4.39%	4.82%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	CVT Nasdaq 100 Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.48%[1]	25.20%	19.59%	17.92%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	CVT Russell 2000® Small Cap Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.39%[1]	11.23%	7.14%	7.47%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class A2 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	0.88%	5.64%	4.36%	3.17%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Institutional Class Eaton Vance Management	0.63%	8.34%	4.82%	4.45%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.56%	33.79%	17.04%	13.62%

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 99

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Fidelity® VIP Emerging Markets Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.88%	10.04%	4.35%	6.05%
Seeks capital appreciation.	Fidelity® VIP Energy Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.60%	4.30%	12.41%	4.45%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	38.89%	18.76%	18.22%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.38%	1.79%	0.46%	1.93%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	17.49%	11.34%	9.21%

100 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.64%	6.08%	2.81%	3.60%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 1 Franklin Advisers, Inc.	0.47%[1]	7.46%	5.55%	5.53%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.65%[1]	12.01%	8.63%	8.44%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares[3] Invesco Advisers, Inc.	0.81%[1]	3.76%	2.75%	3.83%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series I Shares Invesco Advisers, Inc.	0.86%	12.69%	10.49%	9.00%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.97%	34.27%	14.65%	14.39%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.62%	15.43%	8.33%	8.66%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.57%[1]	1.96%	0.34%	1.62%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC Lord, Abbett & Co LLC	0.99%	6.72%	1.90%	3.73%

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 101

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Standard Class II incoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	8.73%	7.29%	8.03%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Standard Class II incoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.71%[1]	9.48%	8.59%	8.18%
Seeks to provide total return.	Macquarie VIP Asset Strategy Series - Standard Class Ivy Investment Management Company	0.60%[1]	12.75%	6.83%	-
Seeks long-term capital growth.	Macquarie VIP International Core Equity Series - Standard Class[4] Delaware Management Company, adviser; Macquarie Funds Management HK Ltd., Macquarie Investment Management Global Limited, subadvisers.	0.86%[1]	-	-	-
Seeks total return.	MFS® Global Real Estate Portfolio - Initial Class Massachusetts Financial Services Company	0.90%[1]	(2.69%)	0.91%	4.72%
Seeks capital appreciation.	MFS® International Growth Portfolio - Initial Class Massachusetts Financial Services Company	0.88%[1]	9.00%	6.12%	7.83%
Seeks total return.	MFS® Utilities Series - Initial Class Massachusetts Financial Services Company	0.79%[1]	11.66%	5.88%	6.29%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Institutional Class Pacific Investment Management Company LLC (PIMCO)	0.64%	2.69%	0.12%	1.69%
Seeks to provide shareholders with long-term capital appreciation.	Putnam VT Global Health Care Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.73%	1.70%	8.20%	7.92%
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.82%	5.44%	7.08%	5.72%

102 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.55%	19.46%	12.73%	11.16%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.79%	13.49%	3.03%	7.91%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.62%[1]	4.69%	(1.22%)	1.70%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.76%	12.25%	1.37%	5.45%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.73%	9.72%	0.43%	4.08%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.72%	9.00%	1.04%	4.99%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.76%	11.28%	1.94%	6.39%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.69%	6.72%	(0.20%)	3.23%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.48%	2.25%	(1.95%)	0.16%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.68%	23.44%	8.36%	14.03%

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 103

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	0.82%	5.86%	0.10%	4.83%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 1) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	0.81%[1]	(1.17%)	(5.97%)	2.44%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	0.80%[1]	4.62%	2.76%	3.13%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Allspring Global Investments, LLC, subadvisers.	0.85%[1]	19.04%	(3.22%)	6.38%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.84%[1]	7.96%	1.54%	6.24%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	17.42%	3.87%	6.39%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.68%	13.44%	2.32%	4.82%
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class I Franklin Templeton Fund Adviser, LLC, adviser; Western Asset Management Company, LLC, subadviser.	0.81%	7.06%	2.06%	3.71%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
4
The Fund is new and no returns are available for 1, 5 or 10 years as of 12/31/24.

104 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Appendix B: Alternate Names for the AdvanceSource® Accelerated Benefit Rider for Chronic Illness
AdvanceSource® Accelerated Benefit Rider for Chronic Illness
Alternate Rider Name	Name is Used in
Long-Term Care Rider for Chronic Illness	Connecticut, Indiana, Kansas, Kentucky
Long Term Care Rider	Oregon
Accelerated Benefit Rider for Long-Term Care	Virginia, Texas
Qualified Long-Term Care Insurance Rider	Florida
Accelerated Benefit Rider for Qualified Long-Term Care	Washington
Accelerated Benefit Rider for Comprehensive Long-Term Care Insurance	California

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 105

Appendix C: AdvanceSource® Rider for Long-Term Care Availability by Jurisdiction
Sales of the AdvanceSource® Accelerated Benefit Rider for Long-Term Care are not approved in California, Florida, Montana and New Jersey.

106 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

Appendix D: S&P Disclaimer
The “S&P 500 index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by RiverSource Life Insurance Company (“RiverSource Life”). S&P®, S&P 500®, US 500 and The 500 are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life. It is not possible to invest directly in an index. RiverSource Life’s indexed products (the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, S&P, Dow Jones, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life with respect to the S&P 500 index is the licensing of the S&P 500 index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life or the Products. S&P Dow Jones Indices have no obligation to take the needs of RiverSource Life or the owners of the Products into consideration in determining, composing or calculating the S&P 500 index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the S&P 500 index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

RiverSource Variable Universal Life 6 Insurance v3 — Prospectus 107

Appendix E: Indexed Accounts Available Under the Policy
S&P 500 Index 1-Year Point-to-Point
S&P 500 Index 2-Year Point-to-Point
S&P 500 Index 1-Year Point-to-Point Spread/No Cap

108 RiverSource Variable Universal Life 6 Insurance v3 — Prospectus

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Additional information about RiverSource Variable Life Separate Account (Registrant) is included in the SAI. The SAI is available, without charge, upon request. To request the SAI, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The SAI dated the same date as this prospectus is incorporated by reference into this prospectus.
Reports and other information about the Registrant are available on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File #811-04298
EDGAR Contract Identifier: C000206154
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2025 RiverSource Life Insurance Company. All rights reserved.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9117_12_D01_(05/25)

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE (VUL)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE III (VUL III)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV (VUL IV)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES (VUL IV – ES)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 (VUL 5)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES (VUL 5 – ES)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE (VUL 6)

RIVERSOURCE® SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE (SVUL)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE v3 (VUL 6 v3)

May 1, 2025

Issued by:	RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

Telephone: 1-800-862-7919

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource Variable Life Separate Account

RiverSource Variable Life Separate Account is a separate account of RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

This SAI contains financial information for all the subaccounts of RiverSource Variable Life Separate Account. Not all subaccounts of RiverSource Variable Life Separate Account apply to your specific contract.

SAI9015_12_D01_(05/25)

2	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Information about RiverSource Life

We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

We are a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate. We file an annual statement in a prescribed form with Minnesota’s Department of Commerce and in each state in which we do business. Our books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the creditworthiness and claims-paying ability of insurance companies on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

The Variable Account

We established RiverSource Variable Life Separate Account (the “Variable Account”) on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the Variable Account’s management or investment practices or policies.

The Variable Account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the Variable Account.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life for the variable accounts in 2024 was $439,655,537, in 2023 was $394,275,424, and in 2022 was $408,452,683. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Non-Principal Risks of Investing in the Policy

Fund of Funds Risk. Funds that are “funds of funds” (or “feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return.

Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, full surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.

Mixed and Shared Funding Risk. Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another underlying Fund.

LIMITATIONS ON USE OF THE POLICY

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an Owner’s access to Policy Values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

BUSINESS CONTINUITY/DISASTER RECOVERY

Disruptive events, including natural or man-made disasters and public health crises may adversely affect our ability to conduct business, including if our employees, the employees of intermediaries or service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations could interfere with processing of transactions (including the issuance of policies). Also, disruptions may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees, the employees of intermediaries or service providers are able to work remotely. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that RiverSource Life, the Funds, or our service providers will avoid losses affecting your policy due to a disaster or other catastrophe.

4	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Services

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided a significant amount of services to RiverSource Life and the compensation paid for such services are listed in the table below.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Compensation Paid
Ameriprise Financial, Inc. (“AFI”)*	Business affairs management and administrative support related to existing contracts and policies	901 Third Ave South, Minneapolis, MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses)

Ameriprise India LLP (“Amp India”)*	Administrative support related to new business and servicing of existing contracts and policies	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India	Expense allocation based on number of service provider employees dedicated to performing services

Foundever Asia, Inc. (“Foundever Asia”) (previously known as Sykes Enterprises Incorporated)	Administrative support related to new business and servicing of existing contracts and policies	10th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines	Expense allocation based on number of contacts made or received from customers

*	Affiliated Entities

The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2024 was $17,461,314, in 2023 was $20,661,758, and in 2022 was $20,635,581.

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2024 was $5,050,412, in 2023 was $4,115,930, and in 2022 was $3,629,759.

The aggregate dollar amount paid to Foundever Asia by RiverSource Life for the services provided in 2024 was $1,510,481, in 2023 was $1,334,367, and in 2022 was $1,497,395.

Custodian

RiverSource Life is the custodian of the assets of RiverSource Variable Life Separate Account. RiverSource Life holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life’s principal offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	5

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR VUL, VUL III, VUL IV, VUL IV – ES, VUL 5, VUL 5 – ES, VUL 6, VUL 6 v3 AND SVUL

VUL

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
5	$18.32

10	10.06

15	7.34

20	6.00

25	5.22

30	4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for

	10 Years		15 Years		20 Years

Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.22	$3.89	$4.17	$3.86	$4.08	$3.82

55	4.62	4.22	4.53	4.18	4.39	4.11

60	5.14	4.66	4.96	4.57	5.71	4.44

65	5.81	5.22	5.46	5.05	5.02	4.79

70	6.61	5.96	5.96	5.60	5.27	5.12

75	7.49	6.89	6.38	6.14	5.42	5.35

VUL III

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

6	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for

	10 Years		15 Years		20 Years

Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.22	$3.89	$4.17	$3.86	$4.08	$3.82

55	4.62	4.22	4.53	4.18	4.39	4.11

60	5.14	4.66	4.96	4.57	5.71	4.44

65	5.81	5.22	5.46	5.05	5.02	4.79

70	6.61	5.96	5.96	5.60	5.27	5.12

75	7.49	6.89	6.38	6.14	5.42	5.35

VUL IV/VUL IV – ES

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	7

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$4.95	$4.43	$4.87	$4.40	$4.73	$4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

	2040	4.75	4.28	4.69	4.26	4.58	4.21

	2045	4.69	4.24	4.63	4.22	4.53	4.18

70	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

	2040	5.43	4.82	5.29	4.77	5.07	4.67

	2045	5.35	4.76	5.22	4.72	5.02	4.63

75	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

	2040	6.34	5.59	6.05	5.47	5.62	5.24

	2045	6.23	5.51	5.96	5.39	5.56	5.19

85	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49

	2040	9.23	8.25	7.95	7.46	6.61	6.47

	2045	9.05	8.10	7.87	7.38	6.59	6.44

The table above is based on the “1983 Individual Annuitant Mortality Table A” at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

VUL 5/VUL 5 – ES

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.18

15	6.42

20	5.04

25	4.22

30	3.68

We will furnish monthly amounts for other payment periods at your request, without charge.

8	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$4.39	$3.97	$4.32	$3.94	$4.19	$3.88

	2035	4.25	3.86	4.19	3.84	4.08	3.79

	2040	4.18	3.81	4.13	3.79	4.03	3.74

75	2025	6.13	5.52	5.78	5.33	5.27	5.01

	2035	5.88	5.30	5.59	5.15	5.16	4.88

	2040	5.77	5.20	5.50	5.06	5.10	4.82

85	2025	9.20	8.56	7.68	7.40	6.18	6.10

	2035	8.81	8.16	7.50	7.20	6.14	6.05

	2040	8.63	7.97	7.42	7.10	6.12	6.02

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 2.00% annual effective interest rate. Settlement rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

VUL 6/VUL 6 v3

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	9

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$3.60	$3.21	$3.55	$3.19	$3.44	$3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

	2045	3.35	3.01	3.31	2.99	3.24	2.96

70	2025	4.34	3.84	4.21	3.79	3.99	3.67

	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

	2045	4.00	3.56	3.91	3.53	3.75	3.45

75	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

	2045	4.87	4.34	4.67	4.24	4.34	4.05

85	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

	2045	7.67	7.03	6.64	6.30	5.43	5.33

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

SVUL

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify.

Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

10	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Year		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$3.60	$3.21	$3.55	$3.19	$3.44	$3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

	2045	3.35	3.01	3.31	2.99	3.24	2.96

70	2025	4.34	3.84	4.21	3.79	3.99	3.67

	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

	2045	4.00	3.56	3.91	3.53	3.75	3.45

75	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

	2045	4.87	4.34	4.67	4.24	4.34	4.05

85	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

	2045	7.67	7.03	6.64	6.30	5.43	5.33

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate.

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024 and the financial statements of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2024 and for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2024 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

THE POLICY OWNERS OF RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Life Separate Account, as indicated in Note 1, as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 24, 2025

We have served as the auditor of one or more of the divisions of RiverSource Variable Life Separate Account since 2010.

12	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B
Assets
Investments, at fair value(1),(2)	$820,540	$36,975,260	$27,818,601	$90,626,799	$37,011,891
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	29	15,406	10,070	1,298	793
Receivable for share redemptions	137	12,944	—	59,620	12,945
Total assets	820,706	37,003,610	27,828,671	90,687,717	37,025,629

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	137	12,944	—	27,674	12,694
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	31,946	251
Payable for investments purchased	29	15,406	10,070	1,298	793
Total liabilities	166	28,350	10,070	60,918	13,738
Net assets applicable to Variable Life contracts in accumulation period	820,433	36,975,260	27,818,601	90,626,799	37,011,891
Net assets applicable to seed money	107	—	—	—	—
Total net assets	$820,540	$36,975,260	$27,818,601	$90,626,799	$37,011,891
(1) Investment shares	84,418	2,455,197	311,484	1,136,814	1,198,960
(2) Investments, at cost	$850,494	$35,443,217	$23,152,843	$71,080,804	$34,812,029

December 31, 2024 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1	Allspg VT Sm Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$15,484,591	$998,461	$17,460,815	$8,604,768	$28,258,286
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	4,658	144	—	3,501	319
Receivable for share redemptions	4,849	—	8,644	—	36,982
Total assets	15,494,098	998,605	17,469,459	8,608,269	28,295,587

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,849	—	6,267	—	7,930
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	2,377	—	29,052
Payable for investments purchased	4,658	144	—	3,501	319
Total liabilities	9,507	144	8,644	3,501	37,301
Net assets applicable to Variable Life contracts in accumulation period	15,484,591	998,461	17,460,815	8,604,768	28,258,286
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$15,484,591	$998,461	$17,460,815	$8,604,768	$28,258,286
(1) Investment shares	779,687	37,214	650,068	861,338	3,028,755
(2) Investments, at cost	$15,046,959	$943,125	$16,195,197	$8,938,511	$30,125,765

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	13

Statement of Assets and Liabilities

December 31, 2024 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Assets
Investments, at fair value(1),(2)	$3,820,888	$18,746,452	$10,347,163	$13,287,636	$18,896,359
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	17,732	3,584	180
Receivable for share redemptions	8,418	28,603	—	6,641	12,025
Total assets	3,829,306	18,775,055	10,364,895	13,297,861	18,908,564

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	5,485	—	3,678	7,872
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	8,418	23,118	—	2,963	4,153
Payable for investments purchased	—	—	17,732	3,584	180
Total liabilities	8,418	28,603	17,732	10,225	12,205
Net assets applicable to Variable Life contracts in accumulation period	3,820,888	18,746,452	10,347,163	13,287,636	18,896,359
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$3,820,888	$18,746,452	$10,347,163	$13,287,636	$18,896,359
(1) Investment shares	267,382	1,312,777	627,862	1,030,848	6,896,481
(2) Investments, at cost	$2,957,331	$13,573,449	$10,574,119	$14,691,651	$15,864,923

December 31, 2024 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Assets
Investments, at fair value(1),(2)	$48,703,700	$245,068,577	$1,788,113	$795,148	$18,138,287
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	35,482	111,876	2,940	115	6,963
Receivable for share redemptions	—	136,313	—	—	—
Total assets	48,739,182	245,316,766	1,791,053	795,263	18,145,250

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	129,763	—	—	—
Minimum death benefit guarantee risk charge	—	874	—	—	—
Contract terminations	—	5,676	—	—	—
Payable for investments purchased	35,482	111,876	2,940	115	6,963
Total liabilities	35,482	248,189	2,940	115	6,963
Net assets applicable to Variable Life contracts in accumulation period	48,703,700	245,068,577	1,788,113	795,148	18,138,287
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$48,703,700	$245,068,577	$1,788,113	$795,148	$18,138,287
(1) Investment shares	996,393	5,074,934	460,854	209,801	335,894
(2) Investments, at cost	$41,066,669	$118,047,832	$2,188,170	$1,028,865	$13,859,250

See accompanying notes to financial statements.

14	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Assets
Investments, at fair value(1),(2)	$10,039,241	$9,274,683	$3,780,954	$371,900,999	$12,903,742
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,082	10,125	—	—	24,823
Receivable for share redemptions	—	—	5,362	255,870	—
Total assets	10,046,323	9,284,808	3,786,316	372,156,869	12,928,565

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	226,324	—
Minimum death benefit guarantee risk charge	—	—	—	503	—
Contract terminations	—	—	5,362	29,043	—
Payable for investments purchased	7,082	10,125	—	—	24,823
Total liabilities	7,082	10,125	5,362	255,870	24,823
Net assets applicable to Variable Life contracts in accumulation period	10,039,241	9,274,683	3,780,954	371,900,999	12,903,742
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$10,039,241	$9,274,683	$3,780,954	$371,900,999	$12,903,742
(1) Investment shares	191,808	82,120	34,716	3,355,296	284,914
(2) Investments, at cost	$5,919,098	$7,009,054	$2,240,989	$88,512,527	$10,604,907

December 31, 2024 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Assets
Investments, at fair value(1),(2)	$5,010,778	$212,633,434	$1,116,248	$669,033	$11,443,898
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	11,274	307	—	7,580
Receivable for share redemptions	2,013	117,280	—	2,647	—
Total assets	5,012,791	212,761,988	1,116,555	671,680	11,451,478

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	85,919	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	2,013	31,361	—	2,647	—
Payable for investments purchased	—	11,274	307	—	7,580
Total liabilities	2,013	128,554	307	2,647	7,580
Net assets applicable to Variable Life contracts in accumulation period	5,010,778	212,633,434	1,116,248	669,033	11,443,898
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$5,010,778	$212,633,434	$1,116,248	$669,033	$11,443,898
(1) Investment shares	114,847	4,783,654	140,585	84,367	1,114,304
(2) Investments, at cost	$3,430,644	$100,843,383	$1,112,182	$741,400	$13,667,179

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	15

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 1	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Assets
Investments, at fair value(1),(2)	$7,783,145	$39,632,377	$302,026	$328,945	$19,120,186
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,089	49,554	64	6	3,415
Receivable for share redemptions	—	15,058	—	—	7,732
Total assets	7,785,234	39,696,989	302,090	328,951	19,131,333

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	15,058	—	—	7,336
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	396
Payable for investments purchased	2,089	49,554	64	6	3,415
Total liabilities	2,089	64,612	64	6	11,147
Net assets applicable to Variable Life contracts in accumulation period	7,783,145	39,632,377	302,026	328,945	19,120,186
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$7,783,145	$39,632,377	$302,026	$328,945	$19,120,186
(1) Investment shares	775,214	3,896,989	38,721	42,999	2,473,504
(2) Investments, at cost	$10,815,161	$53,468,299	$300,228	$344,742	$21,860,729

December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$22,161,170	$10,089,323	$69,100,882	$5,619,973	$2,768,176
Dividends receivable	2,563	1,095	7,744	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	4,325	16,368	12,177	—
Receivable for share redemptions	36,111	—	27,986	—	1,779
Total assets	22,199,844	10,094,743	69,152,980	5,632,150	2,769,955

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	27,970	—	—
Minimum death benefit guarantee risk charge	—	—	16	—	—
Contract terminations	36,111	—	—	—	1,779
Payable for investments purchased	—	4,325	16,368	12,177	—
Total liabilities	36,111	4,325	44,354	12,177	1,779
Net assets applicable to Variable Life contracts in accumulation period	22,163,733	10,090,418	69,108,626	5,619,973	2,768,176
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$22,163,733	$10,090,418	$69,108,626	$5,619,973	$2,768,176
(1) Investment shares	22,161,170	10,089,323	69,100,882	912,333	455,292
(2) Investments, at cost	$22,161,170	$10,089,323	$69,100,846	$5,649,320	$2,870,256

See accompanying notes to financial statements.

16	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$50,146,035	$2,205,908	$1,138,684	$18,583,586	$9,071,678
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	13,897	9	—	13,926	3,693
Receivable for share redemptions	19,680	—	3,013	7,787	—
Total assets	50,179,612	2,205,917	1,141,697	18,605,299	9,075,371

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	19,680	—	—	7,606	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	3,013	181	—
Payable for investments purchased	13,897	9	—	13,926	3,693
Total liabilities	33,577	9	3,013	21,713	3,693
Net assets applicable to Variable Life contracts in accumulation period	50,146,035	2,205,908	1,138,684	18,583,586	9,071,678
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$50,146,035	$2,205,908	$1,138,684	$18,583,586	$9,071,678
(1) Investment shares	8,167,107	347,387	180,744	2,899,155	1,087,731
(2) Investments, at cost	$53,093,411	$2,259,125	$1,249,129	$20,915,087	$9,612,028

December 31, 2024 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$3,580,887	$93,423,176	$30,113,196	$12,836,026	$111,557,848
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	125	11,593	17,209	—	—
Receivable for share redemptions	—	39,606	—	6,073	94,631
Total assets	3,581,012	93,474,375	30,130,405	12,842,099	111,652,479

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	39,540	—	—	43,808
Minimum death benefit guarantee risk charge	—	66	—	—	—
Contract terminations	—	—	—	6,073	50,823
Payable for investments purchased	125	11,593	17,209	—	—
Total liabilities	125	51,199	17,209	6,073	94,631
Net assets applicable to Variable Life contracts in accumulation period	3,580,887	93,423,176	30,113,196	12,836,026	111,557,848
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$3,580,887	$93,423,176	$30,113,196	$12,836,026	$111,557,848
(1) Investment shares	431,432	11,188,404	615,057	272,007	2,318,326
(2) Investments, at cost	$4,051,047	$110,749,846	$21,554,462	$6,961,141	$44,174,205

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	17

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$137,661,567	$243,388,253	$2,977,391	$16,043,160	$876,866
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	190,816	123,223	2,084	5,040	168
Receivable for share redemptions	—	111,733	—	5,754	—
Total assets	137,852,383	243,623,209	2,979,475	16,053,954	877,034

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	79,749	—	5,584	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	31,984	—	170	—
Payable for investments purchased	190,816	123,223	2,084	5,040	168
Total liabilities	190,816	234,956	2,084	10,794	168
Net assets applicable to Variable Life contracts in accumulation period	137,661,567	243,388,253	2,977,391	16,043,160	876,866
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$137,661,567	$243,388,253	$2,977,391	$16,043,160	$876,866
(1) Investment shares	2,734,636	4,913,956	311,769	1,686,978	120,449
(2) Investments, at cost	$105,106,832	$125,948,476	$2,944,111	$16,058,991	$935,287

December 31, 2024 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Assets
Investments, at fair value(1),(2)	$728,931	$11,191,462	$4,473,054	$53,994,041	$12,435,266
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	15,516	417	32,616	20,739
Receivable for share redemptions	1,525	—	—	31,893	—
Total assets	730,456	11,206,978	4,473,471	54,058,550	12,456,005

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	31,893	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,525	—	—	—	—
Payable for investments purchased	—	15,516	417	32,616	20,739
Total liabilities	1,525	15,516	417	64,509	20,739
Net assets applicable to Variable Life contracts in accumulation period	728,931	11,191,462	4,473,054	53,994,041	12,435,266
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$728,931	$11,191,462	$4,473,054	$53,994,041	$12,435,266
(1) Investment shares	100,404	847,196	341,977	4,102,891	284,625
(2) Investments, at cost	$845,021	$11,115,985	$4,551,859	$47,335,505	$10,735,699

See accompanying notes to financial statements.

18	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$6,931,744	$35,473,022	$9,278,567	$3,938,852	$24,908,449
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	16	6,609	—	87	—
Receivable for share redemptions	—	14,311	40	—	21,365
Total assets	6,931,760	35,493,942	9,278,607	3,938,939	24,929,814

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	14,311	—	—	9,641
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	40	—	11,724
Payable for investments purchased	16	6,609	—	87	—
Total liabilities	16	20,920	40	87	21,365
Net assets applicable to Variable Life contracts in accumulation period	6,931,744	35,473,022	9,278,567	3,938,852	24,908,449
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$6,931,744	$35,473,022	$9,278,567	$3,938,852	$24,908,449
(1) Investment shares	164,454	827,263	165,246	72,713	451,813
(2) Investments, at cost	$5,259,752	$24,999,401	$7,240,076	$2,534,304	$14,176,730

December 31, 2024 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$6,289,583	$4,815,807	$20,032,902	$5,188,962	$3,134,474
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	12,364	—	2,176	7,337	—
Receivable for share redemptions	—	1,627	7,805	—	3,999
Total assets	6,301,947	4,817,434	20,042,883	5,196,299	3,138,473

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	7,804	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	1,627	1	—	3,999
Payable for investments purchased	12,364	—	2,176	7,337	—
Total liabilities	12,364	1,627	9,981	7,337	3,999
Net assets applicable to Variable Life contracts in accumulation period	6,289,583	4,815,807	20,032,902	5,188,962	3,134,474
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$6,289,583	$4,815,807	$20,032,902	$5,188,962	$3,134,474
(1) Investment shares	151,702	120,155	491,484	131,934	82,617
(2) Investments, at cost	$5,311,719	$3,126,639	$12,875,536	$4,390,686	$2,283,807

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	19

Statement of Assets and Liabilities

December 31, 2024 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$22,284,574	$12,683,227	$3,717,217	$9,099,211	$2,848,445
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	30	—	2	8,261	—
Receivable for share redemptions	26,817	43,179	—	—	1,317
Total assets	22,311,421	12,726,406	3,717,219	9,107,472	2,849,762

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	8,799	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	18,018	43,179	—	—	1,317
Payable for investments purchased	30	—	2	8,261	—
Total liabilities	26,847	43,179	2	8,261	1,317
Net assets applicable to Variable Life contracts in accumulation period	22,284,574	12,683,227	3,717,217	9,099,211	2,848,445
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$22,284,574	$12,683,227	$3,717,217	$9,099,211	$2,848,445
(1) Investment shares	576,574	371,942	131,536	2,459,246	780,396
(2) Investments, at cost	$14,034,320	$10,383,420	$3,064,598	$9,418,325	$3,092,409

December 31, 2024 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$998,184	$445,772	$15,911,810	$6,735,341	$2,460,055
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	4	38	9,304	6,371	191
Receivable for share redemptions	—	—	6,454	5,156	—
Total assets	998,188	445,810	15,927,568	6,746,868	2,460,246

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	6,427	2,649	—
Minimum death benefit guarantee risk charge	—	—	27	—	—
Contract terminations	—	—	—	2,507	—
Payable for investments purchased	4	38	9,304	6,371	191
Total liabilities	4	38	15,758	11,527	191
Net assets applicable to Variable Life contracts in accumulation period	998,184	445,772	15,911,810	6,735,341	2,460,055
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$998,184	$445,772	$15,911,810	$6,735,341	$2,460,055
(1) Investment shares	113,818	50,945	1,814,345	374,602	274,866
(2) Investments, at cost	$1,036,450	$490,164	$17,911,665	$8,796,230	$2,602,740

See accompanying notes to financial statements.

20	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Assets
Investments, at fair value(1),(2)	$606,001	$1,090,280	$614,301	$7,906,277	$3,334,154
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	177	—	2,934	3,100
Receivable for share redemptions	—	—	1,160	3,225	—
Total assets	606,001	1,090,457	615,461	7,912,436	3,337,254

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	3,093	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	1,160	132	—
Payable for investments purchased	—	177	—	2,934	3,100
Total liabilities	—	177	1,160	6,159	3,100
Net assets applicable to Variable Life contracts in accumulation period	606,001	1,090,280	614,301	7,906,277	3,334,154
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$606,001	$1,090,280	$614,301	$7,906,277	$3,334,154
(1) Investment shares	68,014	249,492	144,541	1,821,723	488,879
(2) Investments, at cost	$667,784	$1,284,295	$770,074	$10,167,030	$3,503,566

December 31, 2024 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$2,411,089	$15,431,210	$6,738,779	$6,796,061	$3,865,959
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,329	—	—	20,732	376
Receivable for share redemptions	—	2,951	1,951	—	—
Total assets	2,413,418	15,434,161	6,740,730	6,816,793	3,866,335

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	2,951	1,951	—	—
Payable for investments purchased	2,329	—	—	20,732	376
Total liabilities	2,329	2,951	1,951	20,732	376
Net assets applicable to Variable Life contracts in accumulation period	2,411,089	15,431,210	6,738,779	6,796,061	3,865,959
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,411,089	$15,431,210	$6,738,779	$6,796,061	$3,865,959
(1) Investment shares	357,728	359,451	162,733	94,851	55,939
(2) Investments, at cost	$2,822,937	$12,781,696	$4,708,211	$5,074,280	$2,304,345
See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	21

Statement of Assets and Liabilities

December 31, 2024 (continued)	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1
Assets
Investments, at fair value(1),(2)	$4,659,509	$2,757,095	$5,460,335	$509,078	$13,580,575
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	12,703	502	8,538	48	10,817
Receivable for share redemptions	—	—	—	—	—
Total assets	4,672,212	2,757,597	5,468,873	509,126	13,591,392

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	12,703	502	8,538	48	10,817
Total liabilities	12,703	502	8,538	48	10,817
Net assets applicable to Variable Life contracts in accumulation period	4,659,509	2,757,095	5,460,335	509,078	13,580,575
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$4,659,509	$2,757,095	$5,460,335	$509,078	$13,580,575
(1) Investment shares	118,623	72,804	600,697	56,252	267,492
(2) Investments, at cost	$3,833,023	$1,997,165	$5,754,931	$552,736	$11,309,292

December 31, 2024 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Westfield Sel Lg Cp Gr, Cl 1
Assets
Investments, at fair value(1),(2)	$8,240,956	$41,455,505	$5,034,850	$2,937,078	$7,845,763
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	6,702	7,183	—	1,520
Receivable for share redemptions	395	39,150	—	702	—
Total assets	8,241,351	41,501,357	5,042,033	2,937,780	7,847,283

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	16,297	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	395	22,853	—	702	—
Payable for investments purchased	—	6,702	7,183	—	1,520
Total liabilities	395	45,852	7,183	702	1,520
Net assets applicable to Variable Life contracts in accumulation period	8,240,956	41,455,505	5,034,850	2,937,078	7,845,763
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$8,240,956	$41,455,505	$5,034,850	$2,937,078	$7,845,763
(1) Investment shares	168,286	830,938	95,847	58,068	132,844
(2) Investments, at cost	$5,502,912	$26,817,912	$4,061,268	$1,817,251	$6,470,960

See accompanying notes to financial statements.

22	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	CTIVP Westfield Sel Lg Cp Gr, Cl 2	CVT EAFE Intl Index, Cl F	CVT EAFE Intl Index, Cl I	CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index, Cl I
Assets
Investments, at fair value(1),(2)	$3,386,923	$973,870	$7,386,246	$2,530,766	$11,598,808
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	516	—	—	7,129
Receivable for share redemptions	230	—	11,686	1,086	—
Total assets	3,387,153	974,386	7,397,932	2,531,852	11,605,937

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	230	—	11,686	1,086	—
Payable for investments purchased	—	516	—	—	7,129
Total liabilities	230	516	11,686	1,086	7,129
Net assets applicable to Variable Life contracts in accumulation period	3,386,923	973,870	7,386,246	2,530,766	11,598,808
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$3,386,923	$973,870	$7,386,246	$2,530,766	$11,598,808
(1) Investment shares	59,524	10,267	77,060	15,573	69,313
(2) Investments, at cost	$2,611,081	$969,331	$7,126,064	$2,238,252	$9,410,296

December 31, 2024 (continued)	CVT Russ 2000 Sm Cap Ind, Cl F	CVT Russ 2000 Sm Cap Ind, Cl I	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Assets
Investments, at fair value(1),(2)	$465,321	$5,702,983	$2,449,527	$3,842,998	$20,048,287
Dividends receivable	—	—	—	—	120,035
Accounts receivable from RiverSource Life for contract purchase payments	—	8,755	2,446	—	—
Receivable for share redemptions	98	—	—	1,444	10,786
Total assets	465,419	5,711,738	2,451,973	3,844,442	20,179,108

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	1,080	8,161
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	98	—	—	364	2,625
Payable for investments purchased	—	8,755	2,446	—	120,035
Total liabilities	98	8,755	2,446	1,444	130,821
Net assets applicable to Variable Life contracts in accumulation period	465,321	5,702,983	2,449,527	3,842,998	20,048,287
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$465,321	$5,702,983	$2,449,527	$3,842,998	$20,048,287
(1) Investment shares	5,492	66,391	189,153	296,986	2,328,489
(2) Investments, at cost	$439,936	$5,100,706	$2,490,530	$3,979,538	$20,659,744

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	23

Statement of Assets and Liabilities

December 31, 2024 (continued)	EV VT Floating-Rate Inc, Inst Cl(3)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Init Cl	Fid VIP Energy, Init Cl
Assets
Investments, at fair value(1),(2)	$133,913	$40,761,411	$179,572,652	$223,525	$136,083
Dividends receivable	796	—	—	—	—
Receivable for reimbursement of income from trade error	209	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	55,999	5,358	78	16
Receivable for share redemptions	—	—	509,077	—	—
Total assets	134,918	40,817,410	180,087,087	223,603	136,099

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	61,491	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	447,586	—	—
Payable for investments purchased	796	55,999	5,358	78	16
Total liabilities	796	55,999	514,435	78	16
Net assets applicable to Variable Life contracts in accumulation period	134,122	40,761,411	179,572,652	223,525	136,083
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$134,122	$40,761,411	$179,572,652	$223,525	$136,083
(1) Investment shares	15,553	703,511	3,235,543	19,471	5,402
(2) Investments, at cost	$133,749	$35,682,388	$129,595,283	$228,571	$145,422
(3) See Note 9 in the Notes to Financial Statements.

December 31, 2024 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Init Cl	Fid VIP Invest Gr, Init Cl	Fid VIP Mid Cap, Init Cl
Assets
Investments, at fair value(1),(2)	$66,341,197	$48,386,955	$1,236,260	$646,919	$20,223,360
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	207	236	249	8,191
Receivable for share redemptions	41,390	45,942	—	—	—
Total assets	66,382,587	48,433,104	1,236,496	647,168	20,231,551

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	31,758	14,522	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	9,632	31,420	—	—	—
Payable for investments purchased	—	207	236	249	8,191
Total liabilities	41,390	46,149	236	249	8,191
Net assets applicable to Variable Life contracts in accumulation period	66,341,197	48,386,955	1,236,260	646,919	20,223,360
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$66,341,197	$48,386,955	$1,236,260	$646,919	$20,223,360
(1) Investment shares	2,201,832	1,644,137	14,895	58,918	538,428
(2) Investments, at cost	$41,894,184	$39,754,376	$1,105,578	$669,642	$20,141,348

See accompanying notes to financial statements.

24	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Assets
Investments, at fair value(1),(2)	$100,042,761	$99,137,336	$20,143,652	$20,237,378	$9,408,119
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	122,262	50,104	15,058	5,977
Receivable for share redemptions	75,409	28,355	9,913	6,055	—
Total assets	100,118,170	99,287,953	20,203,669	20,258,491	9,414,096

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	49,136	27,921	9,913	6,055	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	26,273	434	—	—	—
Payable for investments purchased	—	122,262	50,104	15,058	5,977
Total liabilities	75,409	150,617	60,017	21,113	5,977
Net assets applicable to Variable Life contracts in accumulation period	100,042,761	99,137,336	20,143,652	20,237,378	9,408,119
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$100,042,761	$99,137,336	$20,143,652	$20,237,378	$9,408,119
(1) Investment shares	2,709,717	2,794,175	795,877	804,667	877,623
(2) Investments, at cost	$90,353,916	$98,124,578	$16,951,042	$19,126,547	$9,417,722

December 31, 2024 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Assets
Investments, at fair value(1),(2)	$2,721,712	$35,259,547	$3,756,192	$12,441,358	$691,642
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	113	30,582	321	3,313	8
Receivable for share redemptions	—	13,767	—	4,573	—
Total assets	2,721,825	35,303,896	3,756,513	12,449,244	691,650

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	13,767	—	4,357	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	216	—
Payable for investments purchased	113	30,582	321	3,313	8
Total liabilities	113	44,349	321	7,886	8
Net assets applicable to Variable Life contracts in accumulation period	2,721,712	35,259,547	3,756,192	12,441,358	691,642
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,721,712	$35,259,547	$3,756,192	$12,441,358	$691,642
(1) Investment shares	257,494	2,873,639	248,425	866,390	41,071
(2) Investments, at cost	$2,827,340	$40,064,720	$3,690,001	$12,791,107	$677,048

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	25

Statement of Assets and Liabilities

December 31, 2024 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Assets
Investments, at fair value(1),(2)	$17,282,667	$8,930,366	$49,338,079	$89,291,244	$1,746,594
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,226	—	11,369	6,560	4,636
Receivable for share redemptions	5,545	2,804	23,913	49,464	446
Total assets	17,291,438	8,933,170	49,373,361	89,347,268	1,751,676

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,545	—	16,949	36,607	446
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	2,804	6,964	12,857	—
Payable for investments purchased	3,226	—	11,369	6,560	4,636
Total liabilities	8,771	2,804	35,282	56,024	5,082
Net assets applicable to Variable Life contracts in accumulation period	17,282,667	8,930,366	49,338,079	89,291,244	1,746,594
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$17,282,667	$8,930,366	$49,338,079	$89,291,244	$1,746,594
(1) Investment shares	1,054,464	582,922	3,445,397	5,292,901	196,688
(2) Investments, at cost	$18,193,419	$8,452,845	$50,787,310	$85,239,192	$1,797,973

December 31, 2024 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Assets
Investments, at fair value(1),(2)	$7,264,613	$63,267,974	$19,931,764	$18,301,205	$920,728
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	128	—	2,633
Receivable for share redemptions	4,159	78,856	28,719	7,154	—
Total assets	7,268,772	63,346,830	19,960,611	18,308,359	923,361

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,392	26,017	9,286	5,817	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	767	52,839	19,433	1,337	—
Payable for investments purchased	—	—	128	—	2,633
Total liabilities	4,159	78,856	28,847	7,154	2,633
Net assets applicable to Variable Life contracts in accumulation period	7,264,613	63,267,974	19,931,764	18,301,205	920,728
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$7,264,613	$63,267,974	$19,931,764	$18,301,205	$920,728
(1) Investment shares	540,522	2,918,264	250,619	255,603	108,705
(2) Investments, at cost	$6,902,590	$53,671,491	$14,141,931	$14,470,999	$994,950

See accompanying notes to financial statements.

26	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Assets
Investments, at fair value(1),(2)	$3,973,220	$17,809,960	$118,641,282	$16,563,091	$20,594,998
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,779	—	—	5,473	1,342
Receivable for share redemptions	21,050	52,111	82,775	14,192	7,784
Total assets	3,996,049	17,862,071	118,724,057	16,582,756	20,604,124

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,294	7,036	72,201	6,628	7,784
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	19,756	45,075	10,574	7,564	—
Payable for investments purchased	1,779	—	—	5,473	1,342
Total liabilities	22,829	52,111	82,775	19,665	9,126
Net assets applicable to Variable Life contracts in accumulation period	3,973,220	17,809,960	118,641,282	16,563,091	20,594,998
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$3,973,220	$17,809,960	$118,641,282	$16,563,091	$20,594,998
(1) Investment shares	480,438	864,142	3,528,890	212,266	795,788
(2) Investments, at cost	$4,765,797	$16,816,950	$100,334,767	$15,780,255	$19,867,886

December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Assets
Investments, at fair value(1),(2)	$19,403,979	$8,668,014	$33,089,762	$1,022,356	$32,157,428
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	16,510	3,165	10,405	1,329	56,098
Receivable for share redemptions	7,585	—	12,111	—	12,579
Total assets	19,428,074	8,671,179	33,112,278	1,023,685	32,226,105

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,585	—	11,425	—	11,999
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	686	—	580
Payable for investments purchased	16,510	3,165	10,405	1,329	56,098
Total liabilities	24,095	3,165	22,516	1,329	68,677
Net assets applicable to Variable Life contracts in accumulation period	19,403,979	8,668,014	33,089,762	1,022,356	32,157,428
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$19,403,979	$8,668,014	$33,089,762	$1,022,356	$32,157,428
(1) Investment shares	589,966	216,755	855,917	238,311	7,275,436
(2) Investments, at cost	$19,626,005	$8,634,137	$32,782,305	$1,013,221	$35,646,521

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	27

Statement of Assets and Liabilities

December 31, 2024 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst
Assets
Investments, at fair value(1),(2)	$10,029,143	$34,812,074	$25,332,934	$1,478,901	$29,647,643
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	8,439	300	120,480	—	34,162
Receivable for share redemptions	—	30,594	44,489	1,529	—
Total assets	10,037,582	34,842,968	25,497,903	1,480,430	29,681,805

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	10,746	8,338	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	19,848	36,151	1,529	—
Payable for investments purchased	8,439	300	120,480	—	34,162
Total liabilities	8,439	30,894	164,969	1,529	34,162
Net assets applicable to Variable Life contracts in accumulation period	10,029,143	34,812,074	25,332,934	1,478,901	29,647,643
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$10,029,143	$34,812,074	$25,332,934	$1,478,901	$29,647,643
(1) Investment shares	342,877	1,221,905	1,064,409	73,249	578,829
(2) Investments, at cost	$9,292,168	$30,453,409	$21,814,568	$1,215,448	$26,180,585

December 31, 2024 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Assets
Investments, at fair value(1),(2)	$6,326,159	$23,894,661	$3,057,674	$1,187,396	$66,209,761
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,142	—	5,408	112	6,320
Receivable for share redemptions	—	19,583	—	—	85,116
Total assets	6,327,301	23,914,244	3,063,082	1,187,508	66,301,197

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	10,946	—	—	26,774
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	8,637	—	—	58,342
Payable for investments purchased	1,142	—	5,408	112	6,320
Total liabilities	1,142	19,583	5,408	112	91,436
Net assets applicable to Variable Life contracts in accumulation period	6,326,159	23,894,661	3,057,674	1,187,396	66,209,761
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$6,326,159	$23,894,661	$3,057,674	$1,187,396	$66,209,761
(1) Investment shares	116,311	319,789	313,608	109,236	3,129,006
(2) Investments, at cost	$5,063,756	$19,790,593	$3,219,863	$1,313,260	$41,041,914

See accompanying notes to financial statements.

28	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Assets
Investments, at fair value(1),(2)	$40,017,281	$10,560,779	$22,678,203	$551,634	$1,304,338
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	21,396	3,376	21,527	—	102
Receivable for share redemptions	16,511	—	13,310	—	437
Total assets	40,055,188	10,564,155	22,713,040	551,634	1,304,877

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	16,199	—	7,263	—	437
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	312	—	6,047	—	—
Payable for investments purchased	21,396	3,376	21,527	—	102
Total liabilities	37,907	3,376	34,837	—	539
Net assets applicable to Variable Life contracts in accumulation period	40,017,281	10,560,779	22,678,203	551,634	1,304,227
Net assets applicable to seed money	—	—	—	—	111
Total net assets	$40,017,281	$10,560,779	$22,678,203	$551,634	$1,304,338
(1) Investment shares	958,039	177,791	401,811	42,206	100,257
(2) Investments, at cost	$35,321,605	$7,729,991	$15,774,500	$523,165	$1,277,614

December 31, 2024 (continued)	Lord Abt Bond Debenture, Cl VC	LVIP AC Intl, Serv Cl	LVIP AC Intl, Std Cl II	LVIP AC Mid Cap Val, Std Cl II	LVIP AC Val, Serv Cl
Assets
Investments, at fair value(1),(2)	$399,325	$10,114,447	$11,132,642	$207,336	$40,870,531
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1	2,685	34,628	9	48,971
Receivable for share redemptions	—	3,029	5,238	—	17,796
Total assets	399,326	10,120,161	11,172,508	207,345	40,937,298

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	3,029	5,238	—	10,828
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	6,968
Payable for investments purchased	1	2,685	34,628	9	48,971
Total liabilities	1	5,714	39,866	9	66,767
Net assets applicable to Variable Life contracts in accumulation period	399,325	10,114,447	11,132,642	207,336	40,870,531
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$399,325	$10,114,447	$11,132,642	$207,336	$40,870,531
(1) Investment shares	38,397	947,489	1,041,992	10,548	3,337,460
(2) Investments, at cost	$408,515	$10,501,798	$10,527,022	$206,229	$37,353,983

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	29

Statement of Assets and Liabilities

December 31, 2024 (continued)	LVIP AC Val, Std Cl II	Mac VIP Asset Strategy, Serv Cl	Mac VIP Asset Strategy, Std Cl	Mac VIP Intl Core Eq, Std Cl	MFS Gbl Real Est, Init Cl
Assets
Investments, at fair value(1),(2)	$66,710,313	$2,064,807	$4,566	$166,683	$61,972
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	27,742	12	9	432	9
Receivable for share redemptions	29,149	2,207	—	—	—
Total assets	66,767,204	2,067,026	4,575	167,115	61,981

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	27,826	431	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,323	1,776	—	—	—
Payable for investments purchased	27,742	12	9	432	9
Total liabilities	56,891	2,219	9	432	9
Net assets applicable to Variable Life contracts in accumulation period	66,710,313	2,064,807	4,481	166,683	61,972
Net assets applicable to seed money	—	—	85	—	—
Total net assets	$66,710,313	$2,064,807	$4,566	$166,683	$61,972
(1) Investment shares	5,455,091	222,261	490	10,071	4,970
(2) Investments, at cost	$51,427,393	$2,065,346	$4,662	$171,479	$63,771

December 31, 2024 (continued)	MFS Intl Gro, Init Cl	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Assets
Investments, at fair value(1),(2)	$594,591	$51,893,354	$27,287,184	$3,756,454	$23,385,649
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	104	10,147	3,536	956	24,410
Receivable for share redemptions	—	30,388	11,018	—	8,027
Total assets	594,695	51,933,889	27,301,738	3,757,410	23,418,086

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	21,062	10,779	—	8,027
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	9,326	239	—	—
Payable for investments purchased	104	10,147	3,536	956	24,410
Total liabilities	104	40,535	14,554	956	32,437
Net assets applicable to Variable Life contracts in accumulation period	594,591	51,893,354	27,287,184	3,756,454	23,385,649
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$594,591	$51,893,354	$27,287,184	$3,756,454	$23,385,649
(1) Investment shares	37,656	2,224,319	2,538,343	109,774	699,750
(2) Investments, at cost	$602,467	$45,349,588	$35,543,609	$3,820,831	$22,307,612

See accompanying notes to financial statements.

30	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$11,247,750	$27,417,812	$3,141,962	$1,187,568	$11,981,709
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	2,358
Receivable for share redemptions	5,987	60,699	585	1,983	4,665
Total assets	11,253,737	27,478,511	3,142,547	1,189,551	11,988,732

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	7,718	—	—	4,578
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	5,987	52,981	585	1,983	87
Payable for investments purchased	—	—	—	—	2,358
Total liabilities	5,987	60,699	585	1,983	7,023
Net assets applicable to Variable Life contracts in accumulation period	11,247,750	27,417,812	3,141,962	1,187,568	11,981,709
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$11,247,750	$27,417,812	$3,141,962	$1,187,568	$11,981,709
(1) Investment shares	1,727,765	4,776,622	78,687	29,623	1,340,236
(2) Investments, at cost	$11,645,372	$38,143,701	$2,419,555	$905,086	$13,645,089

December 31, 2024 (continued)	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IA
Assets
Investments, at fair value(1),(2)	$1,298,451	$952,130	$19,557,880	$5,672,786	$2,089,433
Dividends receivable	—	—	65,664	20,194	—
Accounts receivable from RiverSource Life for contract purchase payments	1,547	—	379	8,081	11,065
Receivable for share redemptions	—	—	11,425	—	—
Total assets	1,299,998	952,130	19,635,348	5,701,061	2,100,498

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	7,150	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	4,276	—	—
Payable for investments purchased	1,547	—	66,042	28,275	11,065
Total liabilities	1,547	—	77,468	28,275	11,065
Net assets applicable to Variable Life contracts in accumulation period	1,298,451	952,130	19,557,880	5,672,786	2,089,433
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,298,451	$952,130	$19,557,880	$5,672,786	$2,089,433
(1) Investment shares	145,078	94,645	2,163,482	627,521	126,021
(2) Investments, at cost	$1,314,424	$862,602	$21,360,012	$5,872,380	$2,132,167

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	31

Statement of Assets and Liabilities

December 31, 2024 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IA	Put VT Lg Cap Val, Cl IA
Assets
Investments, at fair value(1),(2)	$27,351,026	$4,929,697	$8,460,636	$268,731	$1,267,214
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	44,538	—	2,548	42	123
Receivable for share redemptions	10,459	3,674	3,052	—	—
Total assets	27,406,023	4,933,371	8,466,236	268,773	1,267,337

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,459	2,304	3,052	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	1,370	—	—	—
Payable for investments purchased	44,538	—	2,548	42	123
Total liabilities	54,997	3,674	5,600	42	123
Net assets applicable to Variable Life contracts in accumulation period	27,351,026	4,929,697	8,460,636	268,731	1,267,214
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$27,351,026	$4,929,697	$8,460,636	$268,731	$1,267,214
(1) Investment shares	1,744,326	874,060	549,749	21,991	38,470
(2) Investments, at cost	$27,765,276	$5,338,692	$8,089,718	$276,926	$1,252,697

December 31, 2024 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$153,068,552	$6,503,403	$31,457,636	$694,778	$2,403,409
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,241	327	—	192	1,379
Receivable for share redemptions	96,085	2,556	33,684	—	13,518
Total assets	153,166,878	6,506,286	31,491,320	694,970	2,418,306

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	89,852	1,920	15,126	—	765
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	6,233	636	18,558	—	12,753
Payable for investments purchased	2,241	327	—	192	1,379
Total liabilities	98,326	2,883	33,684	192	14,897
Net assets applicable to Variable Life contracts in accumulation period	153,068,552	6,503,183	31,457,636	694,778	2,403,409
Net assets applicable to seed money	—	220	—	—	—
Total net assets	$153,068,552	$6,503,403	$31,457,636	$694,778	$2,403,409
(1) Investment shares	3,030,460	134,646	3,226,424	57,610	211,196
(2) Investments, at cost	$94,402,548	$5,232,697	$31,155,928	$774,775	$2,907,067

See accompanying notes to financial statements.

32	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$25,837,940	$6,342,841	$148,169,259	$408,115,596	$381,413,639
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	21,559	2,456	123,623	63,038	18,067
Receivable for share redemptions	12,586	3,959	—	111,317	133,846
Total assets	25,872,085	6,349,256	148,292,882	408,289,951	381,565,552

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,586	2,036	—	97,040	133,153
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	1,923	—	14,277	693
Payable for investments purchased	21,559	2,456	123,623	63,038	18,067
Total liabilities	34,145	6,415	123,623	174,355	151,913
Net assets applicable to Variable Life contracts in accumulation period	25,837,940	6,342,841	148,169,259	408,115,596	381,413,639
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$25,837,940	$6,342,841	$148,169,259	$408,115,596	$381,413,639
(1) Investment shares	1,262,851	679,833	4,598,673	12,825,757	11,967,795
(2) Investments, at cost	$20,905,655	$6,016,013	$124,356,417	$265,844,708	$224,331,045

December 31, 2024 (continued)	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$2,222,108	$20,552,130	$20,592,675	$645,780	$3,279,373
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	520	—	734	60	—
Receivable for share redemptions	—	20,127	7,947	—	1,096
Total assets	2,222,628	20,572,257	20,601,356	645,840	3,280,469

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	7,766	7,770	—	1,093
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	12,361	177	—	3
Payable for investments purchased	520	—	734	60	—
Total liabilities	520	20,127	8,681	60	1,096
Net assets applicable to Variable Life contracts in accumulation period	2,222,108	20,552,130	20,592,675	645,780	3,279,373
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,222,108	$20,552,130	$20,592,675	$645,780	$3,279,373
(1) Investment shares	136,326	1,279,709	1,282,234	47,871	246,569
(2) Investments, at cost	$2,123,709	$19,333,478	$18,677,727	$616,177	$3,153,579

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	33

Statement of Assets and Liabilities

December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$2,125,504	$3,406,656	$32,768,569	$48,035,109	$22,387,402
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	91	—	8,343	3,657	35,467
Receivable for share redemptions	—	1,350	—	16,512	—
Total assets	2,125,595	3,408,006	32,776,912	48,055,278	22,422,869

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	1,209	—	12,866	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	141	—	3,646	—
Payable for investments purchased	91	—	8,343	3,657	35,467
Total liabilities	91	1,350	8,343	20,169	35,467
Net assets applicable to Variable Life contracts in accumulation period	2,125,504	3,406,656	32,768,569	48,035,109	22,387,402
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,125,504	$3,406,656	$32,768,569	$48,035,109	$22,387,402
(1) Investment shares	139,013	226,056	1,679,578	2,494,035	1,180,148
(2) Investments, at cost	$1,965,087	$2,939,195	$28,055,659	$36,381,049	$20,151,949

December 31, 2024 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1
Assets
Investments, at fair value(1),(2)	$37,778,760	$98,189,528	$382,188,558	$505,191,930	$290,533,337
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	12,185	133,218	37,385	83,541	699,184
Receivable for share redemptions	11,093	—	162,582	196,922	—
Total assets	37,802,038	98,322,746	382,388,525	505,472,393	291,232,521

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,093	—	128,453	196,534	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	34,129	388	—
Payable for investments purchased	12,185	133,218	37,385	83,541	699,184
Total liabilities	23,278	133,218	199,967	280,463	699,184
Net assets applicable to Variable Life contracts in accumulation period	37,778,760	98,189,528	382,188,558	505,191,930	290,533,337
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$37,778,760	$98,189,528	$382,188,558	$505,191,930	$290,533,337
(1) Investment shares	2,018,096	4,157,050	16,395,906	21,644,898	10,518,948
(2) Investments, at cost	$30,039,301	$88,163,261	$269,209,148	$326,850,200	$250,579,039

See accompanying notes to financial statements.

34	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$749,866,534	$1,026,006,161	$5,545,895	$44,192,577	$55,367,070
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	30,379	2,527	1,464	1,877	1,698
Receivable for share redemptions	323,673	834,481	—	17,359	21,427
Total assets	750,220,586	1,026,843,169	5,547,359	44,211,813	55,390,195

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	185,380	372,762	—	17,359	21,253
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	138,293	461,719	—	—	174
Payable for investments purchased	30,379	2,527	1,464	1,877	1,698
Total liabilities	354,052	837,008	1,464	19,236	23,125
Net assets applicable to Variable Life contracts in accumulation period	749,866,534	1,026,006,161	5,545,895	44,192,577	55,367,070
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$749,866,534	$1,026,006,161	$5,545,895	$44,192,577	$55,367,070
(1) Investment shares	27,518,038	37,596,415	283,968	2,294,526	2,870,247
(2) Investments, at cost	$500,213,756	$618,912,030	$5,102,497	$37,110,361	$43,224,942

December 31, 2024 (continued)	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$1,965,482	$672,322	$2,246,294	$870,454	$8,209,450
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	41	249	—	57
Receivable for share redemptions	3,298	—	—	717	15,535
Total assets	1,968,780	672,363	2,246,543	871,171	8,225,042

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	3,167
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	3,298	—	—	717	12,368
Payable for investments purchased	—	41	249	—	57
Total liabilities	3,298	41	249	717	15,592
Net assets applicable to Variable Life contracts in accumulation period	1,965,482	672,322	2,246,294	870,454	8,209,450
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,965,482	$672,322	$2,246,294	$870,454	$8,209,450
(1) Investment shares	204,951	70,474	48,854	19,609	181,826
(2) Investments, at cost	$2,025,996	$714,864	$1,765,527	$604,448	$4,361,236
See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	35

Statement of Assets and Liabilities

December 31, 2024 (continued)	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1
Assets
Investments, at fair value(1),(2)	$4,153,097	$2,265,654	$6,920,923	$6,478,276	$3,209,487
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	42	1,732	—	1,515	—
Receivable for share redemptions	—	—	10,614	—	7,086
Total assets	4,153,139	2,267,386	6,931,537	6,479,791	3,216,573

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	10,614	—	7,086
Payable for investments purchased	42	1,732	—	1,515	—
Total liabilities	42	1,732	10,614	1,515	7,086
Net assets applicable to Variable Life contracts in accumulation period	4,153,097	2,265,654	6,920,923	6,478,276	3,209,487
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$4,153,097	$2,265,654	$6,920,923	$6,478,276	$3,209,487
(1) Investment shares	389,231	214,754	613,557	581,533	314,347
(2) Investments, at cost	$4,092,767	$2,323,388	$7,327,635	$6,831,395	$3,005,143

December 31, 2024 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$3,637,512	$2,030,547	$1,196,525	$944,765	$1,244,924
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	698	—	592	40
Receivable for share redemptions	1,844	—	40	—	—
Total assets	3,639,356	2,031,245	1,196,565	945,357	1,244,964

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,844	—	40	—	—
Payable for investments purchased	—	698	—	592	40
Total liabilities	1,844	698	40	592	40
Net assets applicable to Variable Life contracts in accumulation period	3,637,512	2,030,547	1,196,525	944,765	1,244,924
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$3,637,512	$2,030,547	$1,196,525	$944,765	$1,244,924
(1) Investment shares	358,376	58,737	35,910	24,034	32,856
(2) Investments, at cost	$3,411,526	$1,849,271	$992,768	$831,433	$1,056,681

See accompanying notes to financial statements.

36	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn
Assets
Investments, at fair value(1),(2)	$13,632,654	$525,411	$13,009,213	$5,978,652	$98,352,519
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	5,378	1	160	1,546	58,839
Receivable for share redemptions	4,406	—	—	—	52,769
Total assets	13,642,438	525,412	13,009,373	5,980,198	98,464,127

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,404	—	—	—	37,842
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	2	—	—	—	14,927
Payable for investments purchased	5,378	1	160	1,546	58,839
Total liabilities	9,784	1	160	1,546	111,608
Net assets applicable to Variable Life contracts in accumulation period	13,632,654	525,411	13,009,213	5,978,652	98,352,519
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$13,632,654	$525,411	$13,009,213	$5,978,652	$98,352,519
(1) Investment shares	353,452	35,621	672,658	352,307	6,462,058
(2) Investments, at cost	$9,980,044	$471,857	$10,672,197	$5,103,357	$122,963,117

December 31, 2024 (continued)			Wanger Intl	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)			$60,048,742	$1,190,948	$336,830
Dividends receivable			—	—	—
Accounts receivable from RiverSource Life for contract purchase payments			154,765	303	17
Receivable for share redemptions			23,044	—	—
Total assets			60,226,551	1,191,251	336,847

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee			23,044	—	—
Minimum death benefit guarantee risk charge			—	—	—
Contract terminations			—	—	—
Payable for investments purchased			154,765	303	17
Total liabilities			177,809	303	17
Net assets applicable to Variable Life contracts in accumulation period			60,048,742	1,190,948	336,830
Net assets applicable to seed money			—	—	—
Total net assets			$60,048,742	$1,190,948	$336,830
(1) Investment shares			3,256,439	197,177	53,550
(2) Investments, at cost			$80,856,434	$1,259,740	$374,851

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	37

Statement of Operations

Year ended December 31, 2024	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B
Investment income
Dividend income	$8,312	$884,082	$13,279	$—	$466,012
Variable account expenses	1,431	159,578	—	302,333	149,613
Investment income (loss) — net	6,881	724,504	13,279	(302,333)	316,399

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	112,020	8,688,651	644,862	12,159,301	8,680,839
Cost of investments sold	122,305	8,010,724	557,052	9,815,666	8,003,109
Net realized gain (loss) on sales of investments	(10,285)	677,927	87,810	2,343,635	677,730
Distributions from capital gains	—	—	983,982	3,898,427	1,311,255
Net change in unrealized appreciation (depreciation) of investments	70,093	278,479	3,903,172	12,275,530	1,807,955
Net gain (loss) on investments	59,808	956,406	4,974,964	18,517,592	3,796,940
Net increase (decrease) in net assets resulting from operations	$66,689	$1,680,910	$4,988,243	$18,215,259	$4,113,339

Year ended December 31, 2024 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1	Allspg VT Sm Cap Gro, Cl 2
Investment income
Dividend income	$200,739	$2,553	$8,298	$—	$—
Variable account expenses	57,105	—	73,375	—	88,420
Investment income (loss) — net	143,634	2,553	(65,077)	—	(88,420)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,432,815	40,047	4,205,744	367,752	4,879,661
Cost of investments sold	4,347,120	37,737	3,922,319	413,421	5,644,359
Net realized gain (loss) on sales of investments	85,695	2,310	283,425	(45,669)	(764,698)
Distributions from capital gains	959,768	92,577	1,736,646	—	—
Net change in unrealized appreciation (depreciation) of investments	831,407	28,459	381,588	1,218,159	5,263,782
Net gain (loss) on investments	1,876,870	123,346	2,401,659	1,172,490	4,499,084
Net increase (decrease) in net assets resulting from operations	$2,020,504	$125,899	$2,336,582	$1,172,490	$4,410,664

Year ended December 31, 2024 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Investment income
Dividend income	$143,895	$653,265	$85,597	$108,259	$304,796
Variable account expenses	—	58,044	—	43,637	83,182
Investment income (loss) — net	143,895	595,221	85,597	64,622	221,614

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	190,514	4,727,811	571,078	2,777,204	2,413,996
Cost of investments sold	152,579	3,629,150	548,821	2,910,036	2,095,301
Net realized gain (loss) on sales of investments	37,935	1,098,661	22,257	(132,832)	318,695
Distributions from capital gains	105,264	525,251	691,703	1,133,107	314,032
Net change in unrealized appreciation (depreciation) of investments	695,729	3,382,829	14,928	31,021	2,086,479
Net gain (loss) on investments	838,928	5,006,741	728,888	1,031,296	2,719,206
Net increase (decrease) in net assets resulting from operations	$982,823	$5,601,962	$814,485	$1,095,918	$2,940,820

See accompanying notes to financial statements.

38	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Investment income
Dividend income	$—	$—	$57,214	$28,881	$—
Variable account expenses	—	1,470,758	—	—	—
Investment income (loss) — net	—	(1,470,758)	57,214	28,881	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	537,809	26,262,416	233,929	222,581	626,389
Cost of investments sold	457,709	12,810,641	298,338	297,179	488,066
Net realized gain (loss) on sales of investments	80,100	13,451,775	(64,409)	(74,598)	138,323
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	4,705,350	17,970,050	114,176	98,982	2,595,437
Net gain (loss) on investments	4,785,450	31,421,825	49,767	24,384	2,733,760
Net increase (decrease) in net assets resulting from operations	$4,785,450	$29,951,067	$106,981	$53,265	$2,733,760

Year ended December 31, 2024 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	2,514,268	—
Investment income (loss) — net	—	—	—	(2,514,268)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	685,038	377,177	736,168	44,043,195	307,836
Cost of investments sold	396,960	293,630	452,400	11,019,649	260,559
Net realized gain (loss) on sales of investments	288,078	83,547	283,768	33,023,546	47,277
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,421,794	1,449,051	546,229	47,879,430	1,396,048
Net gain (loss) on investments	1,709,872	1,532,598	829,997	80,902,976	1,443,325
Net increase (decrease) in net assets resulting from operations	$1,709,872	$1,532,598	$829,997	$78,388,708	$1,443,325

Year ended December 31, 2024 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Investment income
Dividend income	$—	$—	$51,420	$32,897	$113,436
Variable account expenses	—	997,494	—	—	—
Investment income (loss) — net	—	(997,494)	51,420	32,897	113,436

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,079,218	37,136,838	470,969	121,093	421,553
Cost of investments sold	788,322	15,803,673	464,397	135,907	510,599
Net realized gain (loss) on sales of investments	290,896	21,333,165	6,572	(14,814)	(89,046)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	386,870	8,312,062	8,196	21,050	504,885
Net gain (loss) on investments	677,766	29,645,227	14,768	6,236	415,839
Net increase (decrease) in net assets resulting from operations	$677,766	$28,647,733	$66,188	$39,133	$529,275

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	39

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 1(1)	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Investment income
Dividend income	$77,140	$460,136	$3,302	$10,768	$606,719
Variable account expenses	—	179,585	—	—	83,767
Investment income (loss) — net	77,140	280,551	3,302	10,768	522,952

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	846,326	7,966,192	51,423	104,189	2,792,590
Cost of investments sold	1,216,752	11,245,058	50,793	112,839	3,343,869
Net realized gain (loss) on sales of investments	(370,426)	(3,278,866)	630	(8,650)	(551,279)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	697,844	4,987,908	1,798	6,667	542,763
Net gain (loss) on investments	327,418	1,709,042	2,428	(1,983)	(8,516)
Net increase (decrease) in net assets resulting from operations	$404,558	$1,989,593	$5,730	$8,785	$514,436

(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

Year ended December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Investment income
Dividend income	$993,362	$414,888	$2,879,954	$271,888	$148,689
Variable account expenses	—	—	288,758	—	—
Investment income (loss) — net	993,362	414,888	2,591,196	271,888	148,689

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,878,396	3,559,493	20,368,112	258,165	137,974
Cost of investments sold	15,878,396	3,559,493	20,368,094	260,378	144,237
Net realized gain (loss) on sales of investments	—	—	18	(2,213)	(6,263)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	—	(17)	39,723	28,034
Net gain (loss) on investments	—	—	1	37,510	21,771
Net increase (decrease) in net assets resulting from operations	$993,362	$414,888	$2,591,197	$309,398	$170,460

Year ended December 31, 2024 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Investment income
Dividend income	$2,789,981	$103,732	$58,987	$978,882	$364,416
Variable account expenses	223,985	—	—	84,557	—
Investment income (loss) — net	2,565,996	103,732	58,987	894,325	364,416

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,939,289	81,808	228,511	3,547,614	427,663
Cost of investments sold	7,447,454	83,336	251,438	4,029,996	449,917
Net realized gain (loss) on sales of investments	(508,165)	(1,528)	(22,927)	(482,382)	(22,254)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	986,227	(3,507)	26,260	521,835	(213,860)
Net gain (loss) on investments	478,062	(5,035)	3,333	39,453	(236,114)
Net increase (decrease) in net assets resulting from operations	$3,044,058	$98,697	$62,320	$933,778	$128,302

See accompanying notes to financial statements.

40	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Investment income
Dividend income	$158,365	$4,292,491	$—	$—	$—
Variable account expenses	—	452,997	—	—	469,653
Investment income (loss) — net	158,365	3,839,494	—	—	(469,653)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	555,297	12,386,050	299,561	1,165,652	15,994,359
Cost of investments sold	626,841	14,716,824	222,951	689,402	6,312,750
Net realized gain (loss) on sales of investments	(71,544)	(2,330,774)	76,610	476,250	9,681,609
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(27,211)	(341,742)	5,857,652	2,524,910	17,436,338
Net gain (loss) on investments	(98,755)	(2,672,516)	5,934,262	3,001,160	27,117,947
Net increase (decrease) in net assets resulting from operations	$59,610	$1,166,978	$5,934,262	$3,001,160	$26,648,294

Year ended December 31, 2024 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1
Investment income
Dividend income	$—	$—	$91,170	$540,450	$43,392
Variable account expenses	—	851,409	—	61,260	—
Investment income (loss) — net	—	(851,409)	91,170	479,190	43,392

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,273,304	29,279,262	574,950	4,353,296	722,694
Cost of investments sold	1,790,241	14,612,371	568,069	4,368,579	752,245
Net realized gain (loss) on sales of investments	483,063	14,666,891	6,881	(15,283)	(29,551)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	21,485,561	31,913,544	8,739	150,335	(52,312)
Net gain (loss) on investments	21,968,624	46,580,435	15,620	135,052	(81,863)
Net increase (decrease) in net assets resulting from operations	$21,968,624	$45,729,026	$106,790	$614,242	$(38,471)

Year ended December 31, 2024 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Investment income
Dividend income	$28,226	$357,702	$172,093	$2,417,917	$—
Variable account expenses	—	—	—	386,074	—
Investment income (loss) — net	28,226	357,702	172,093	2,031,843	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	363,690	197,429	342,721	7,033,976	566,618
Cost of investments sold	406,350	186,544	344,135	6,065,755	493,717
Net realized gain (loss) on sales of investments	(42,660)	10,885	(1,414)	968,221	72,901
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(29,082)	(154,851)	(43,344)	(1,468,542)	1,055,544
Net gain (loss) on investments	(71,742)	(143,966)	(44,758)	(500,321)	1,128,445
Net increase (decrease) in net assets resulting from operations	$(43,516)	$213,736	$127,335	$1,531,522	$1,128,445

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	41

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	167,615	—	—	102,205
Investment income (loss) — net	—	(167,615)	—	—	(102,205)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,269,126	7,122,652	130,324	398,187	4,449,975
Cost of investments sold	999,977	5,124,943	110,711	274,715	2,583,884
Net realized gain (loss) on sales of investments	269,149	1,997,709	19,613	123,472	1,866,091
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	500,407	2,209,440	1,533,529	613,840	2,934,096
Net gain (loss) on investments	769,556	4,207,149	1,553,142	737,312	4,800,187
Net increase (decrease) in net assets resulting from operations	$769,556	$4,039,534	$1,553,142	$737,312	$4,697,982

Year ended December 31, 2024 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	91,881	—	—
Investment income (loss) — net	—	—	(91,881)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	290,657	650,391	4,175,086	296,781	426,232
Cost of investments sold	243,558	428,891	2,692,233	258,969	323,534
Net realized gain (loss) on sales of investments	47,099	221,500	1,482,853	37,812	102,698
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	511,629	316,062	867,994	505,270	289,613
Net gain (loss) on investments	558,728	537,562	2,350,847	543,082	392,311
Net increase (decrease) in net assets resulting from operations	$558,728	$537,562	$2,258,966	$543,082	$392,311

Year ended December 31, 2024 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Investment income
Dividend income	$—	$—	$—	$342,544	$119,349
Variable account expenses	102,563	—	—	—	—
Investment income (loss) — net	(102,563)	—	—	342,544	119,349

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,963,917	260,166	605,426	173,779	533,648
Cost of investments sold	3,071,541	214,266	524,141	180,298	578,535
Net realized gain (loss) on sales of investments	1,892,376	45,900	81,285	(6,519)	(44,887)
Distributions from capital gains	—	610,273	254,973	—	—
Net change in unrealized appreciation (depreciation) of investments	950,694	1,498,757	390,698	4,268	49,872
Net gain (loss) on investments	2,843,070	2,154,930	726,956	(2,251)	4,985
Net increase (decrease) in net assets resulting from operations	$2,740,507	$2,154,930	$726,956	$340,293	$124,334

See accompanying notes to financial statements.

42	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2024 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 1
Investment income
Dividend income	$32,081	$11,661	$539,019	$207,160	$89,261
Variable account expenses	—	—	77,838	31,644	—
Investment income (loss) — net	32,081	11,661	461,181	175,516	89,261

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	288,196	155,335	4,142,489	1,560,737	86,201
Cost of investments sold	301,091	172,714	4,580,131	2,084,636	90,619
Net realized gain (loss) on sales of investments	(12,895)	(17,379)	(437,642)	(523,899)	(4,418)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,026)	9,763	167,940	647,044	(47,635)
Net gain (loss) on investments	(13,921)	(7,616)	(269,702)	123,145	(52,053)
Net increase (decrease) in net assets resulting from operations	$18,160	$4,045	$191,479	$298,661	$37,208

Year ended December 31, 2024 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Investment income
Dividend income	$21,355	$20,864	$11,210	$156,891	$77,918
Variable account expenses	—	—	—	38,528	—
Investment income (loss) — net	21,355	20,864	11,210	118,363	77,918

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	69,084	220,113	210,350	2,435,225	346,142
Cost of investments sold	76,986	261,670	262,541	3,077,217	394,753
Net realized gain (loss) on sales of investments	(7,902)	(41,557)	(52,191)	(641,992)	(48,611)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(4,451)	9,046	31,292	389,596	261,028
Net gain (loss) on investments	(12,353)	(32,511)	(20,899)	(252,396)	212,417
Net increase (decrease) in net assets resulting from operations	$9,002	$(11,647)	$(9,689)	$(134,033)	$290,335

Year ended December 31, 2024 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2
Investment income
Dividend income	$56,373	$—	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	56,373	—	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	290,076	293,770	669,999	203,876	425,806
Cost of investments sold	359,027	242,829	472,229	157,949	263,048
Net realized gain (loss) on sales of investments	(68,951)	50,941	197,770	45,927	162,758
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	237,703	1,315,275	506,489	971,096	494,164
Net gain (loss) on investments	168,752	1,366,216	704,259	1,017,023	656,922
Net increase (decrease) in net assets resulting from operations	$225,125	$1,366,216	$704,259	$1,017,023	$656,922

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	43

Statement of Operations

Year ended December 31, 2024 (continued)	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1
Investment income
Dividend income	$—	$—	$194,082	$18,395	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	194,082	18,395	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	368,170	173,556	118,432	77,061	191,608
Cost of investments sold	294,443	125,362	123,121	84,012	159,067
Net realized gain (loss) on sales of investments	73,727	48,194	(4,689)	(6,951)	32,541
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	329,595	226,270	(168,691)	(8,739)	966,569
Net gain (loss) on investments	403,322	274,464	(173,380)	(15,690)	999,110
Net increase (decrease) in net assets resulting from operations	$403,322	$274,464	$20,702	$2,705	$999,110

Year ended December 31, 2024 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Westfield Sel Lg Cp Gr, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	190,517	—	—	—
Investment income (loss) — net	—	(190,517)	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	779,955	7,458,606	135,682	335,257	299,955
Cost of investments sold	519,591	4,830,517	111,783	215,225	279,468
Net realized gain (loss) on sales of investments	260,364	2,628,089	23,899	120,032	20,487
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	469,967	1,193,584	645,045	329,563	1,598,600
Net gain (loss) on investments	730,331	3,821,673	668,944	449,595	1,619,087
Net increase (decrease) in net assets resulting from operations	$730,331	$3,631,156	$668,944	$449,595	$1,619,087

Year ended December 31, 2024 (continued)	CTIVP Westfield Sel Lg Cp Gr, Cl 2	CVT EAFE Intl Index, Cl F	CVT EAFE Intl Index, Cl I	CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index, Cl I
Investment income
Dividend income	$—	$25,110	$179,464	$7,374	$31,496
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	25,110	179,464	7,374	31,496

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	569,774	70,603	251,666	509,248	347,814
Cost of investments sold	500,311	66,810	223,612	436,911	271,434
Net realized gain (loss) on sales of investments	69,463	3,793	28,054	72,337	76,380
Distributions from capital gains	—	—	—	144,977	619,223
Net change in unrealized appreciation (depreciation) of investments	690,064	(28,579)	(155,731)	156,360	1,046,057
Net gain (loss) on investments	759,527	(24,786)	(127,677)	373,674	1,741,660
Net increase (decrease) in net assets resulting from operations	$759,527	$324	$51,787	$381,048	$1,773,156

See accompanying notes to financial statements.

44	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2024 (continued)	CVT Russ 2000 Sm Cap Ind, Cl F	CVT Russ 2000 Sm Cap Ind, Cl I	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Investment income
Dividend income	$5,004	$59,664	$69,088	$134,098	$1,545,833
Variable account expenses	—	—	—	13,144	92,938
Investment income (loss) — net	5,004	59,664	69,088	120,954	1,452,895

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,705	125,156	169,546	1,194,863	4,821,499
Cost of investments sold	4,449	110,306	176,497	1,253,118	4,992,117
Net realized gain (loss) on sales of investments	256	14,850	(6,951)	(58,255)	(170,618)
Distributions from capital gains	8,095	96,519	1,089	2,360	—
Net change in unrealized appreciation (depreciation) of investments	15,757	272,768	44,656	128,767	79,397
Net gain (loss) on investments	24,108	384,137	38,794	72,872	(91,221)
Net increase (decrease) in net assets resulting from operations	$29,112	$443,801	$107,882	$193,826	$1,361,674

Year ended December 31, 2024 (continued)	EV VT Floating-Rate Inc, Inst Cl(1),(2)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Init Cl(1)	Fid VIP Energy, Init Cl(1)
Investment income
Dividend income	$3,258	$66,930	$53,960	$3,142	$2,276
Reimbursement of income from trade error	209	—	—	—	—
Variable account expenses	—	—	672,941	—	—
Investment income (loss) — net	3,467	66,930	(618,981)	3,142	2,276

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	14,522	401,078	24,675,533	70,994	24,112
Cost of investments sold	14,531	319,251	16,047,672	68,320	23,858
Net realized gain (loss) on sales of investments	(9)	81,827	8,627,861	2,674	254
Distributions from capital gains	—	4,459,094	20,934,898	—	—
Net change in unrealized appreciation (depreciation) of investments	164	3,539,692	16,782,013	(5,046)	(9,339)
Net gain (loss) on investments	155	8,080,613	46,344,772	(2,372)	(9,085)
Net increase (decrease) in net assets resulting from operations	$3,622	$8,147,543	$45,725,791	$770	$(6,809)

(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024. (2) See Note 9 in the Notes to Financial Statements.

Year ended December 31, 2024 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Init Cl(1)	Fid VIP Invest Gr, Init Cl(1)	Fid VIP Mid Cap, Init Cl
Investment income
Dividend income	$883,017	$592,021	$—	$18,132	$106,582
Variable account expenses	352,780	169,822	—	—	—
Investment income (loss) — net	530,237	422,199	—	18,132	106,582

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,288,984	15,238,205	405,333	39,764	392,150
Cost of investments sold	3,820,140	10,970,258	378,531	39,132	358,957
Net realized gain (loss) on sales of investments	2,468,844	4,267,947	26,802	632	33,193
Distributions from capital gains	4,291,642	3,199,682	—	—	2,390,425
Net change in unrealized appreciation (depreciation) of investments	4,830,462	1,038,868	130,682	(22,723)	(130,334)
Net gain (loss) on investments	11,590,948	8,506,497	157,484	(22,091)	2,293,284
Net increase (decrease) in net assets resulting from operations	$12,121,185	$8,928,696	$157,484	$(3,959)	$2,399,866

(1)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	45

Statement of Operations

Year ended December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Investment income
Dividend income	$461,506	$336,285	$331,576	$291,187	$336,334
Variable account expenses	562,267	328,400	115,542	72,606	—
Investment income (loss) — net	(100,761)	7,885	216,034	218,581	336,334

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,184,366	23,006,391	2,031,213	5,356,815	382,083
Cost of investments sold	8,467,442	21,013,396	1,536,659	4,333,317	383,698
Net realized gain (loss) on sales of investments	1,716,924	1,992,995	494,554	1,023,498	(1,615)
Distributions from capital gains	12,741,158	13,016,081	950,601	965,112	—
Net change in unrealized appreciation (depreciation) of investments	791,706	(328,936)	(876,095)	(1,438,318)	102,568
Net gain (loss) on investments	15,249,788	14,680,140	569,060	550,292	100,953
Net increase (decrease) in net assets resulting from operations	$15,149,027	$14,688,025	$785,094	$768,873	$437,287

Year ended December 31, 2024 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Investment income
Dividend income	$94,702	$658,228	$169,270	$607,519	$14,596
Variable account expenses	—	163,852	—	47,247	—
Investment income (loss) — net	94,702	494,376	169,270	560,272	14,596

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	189,355	6,207,655	208,667	2,037,539	31,463
Cost of investments sold	194,476	6,936,151	205,188	2,097,294	30,671
Net realized gain (loss) on sales of investments	(5,121)	(728,496)	3,479	(59,755)	792
Distributions from capital gains	—	—	13,230	49,775	13,483
Net change in unrealized appreciation (depreciation) of investments	31,731	(84,996)	41,303	198,029	35,157
Net gain (loss) on investments	26,610	(813,492)	58,012	188,049	49,432
Net increase (decrease) in net assets resulting from operations	$121,312	$(319,116)	$227,282	$748,321	$64,028

Year ended December 31, 2024 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Investment income
Dividend income	$346,104	$80,445	$448,332	$895,113	$44,889
Variable account expenses	66,984	—	196,845	428,533	5,534
Investment income (loss) — net	279,120	80,445	251,487	466,580	39,355

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,209,434	270,263	9,335,753	16,458,079	581,877
Cost of investments sold	4,533,517	269,040	10,165,252	15,277,124	585,939
Net realized gain (loss) on sales of investments	(324,083)	1,223	(829,499)	1,180,955	(4,062)
Distributions from capital gains	359,919	158,629	1,108,128	5,117,645	—
Net change in unrealized appreciation (depreciation) of investments	1,489,323	613,159	4,614,481	3,239,236	19,760
Net gain (loss) on investments	1,525,159	773,011	4,893,110	9,537,836	15,698
Net increase (decrease) in net assets resulting from operations	$1,804,279	$853,456	$5,144,597	$10,004,416	$55,053

See accompanying notes to financial statements.

46	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2024 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Investment income
Dividend income	$67,831	$388,118	$—	$—	$54,137
Variable account expenses	36,218	291,256	99,183	62,655	—
Investment income (loss) — net	31,613	96,862	(99,183)	(62,655)	54,137

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	726,063	12,949,664	2,041,057	4,373,161	99,625
Cost of investments sold	690,153	9,972,479	1,603,624	3,792,064	101,550
Net realized gain (loss) on sales of investments	35,910	2,977,185	437,433	581,097	(1,925)
Distributions from capital gains	560,814	8,384,832	—	—	—
Net change in unrealized appreciation (depreciation) of investments	462,716	3,123,306	4,973,532	4,205,798	(31,646)
Net gain (loss) on investments	1,059,440	14,485,323	5,410,965	4,786,895	(33,571)
Net increase (decrease) in net assets resulting from operations	$1,091,053	$14,582,185	$5,311,782	$4,724,240	$20,566

Year ended December 31, 2024 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Investment income
Dividend income	$248,522	$265,224	$791,420	$—	$381,895
Variable account expenses	16,564	74,476	797,894	73,095	88,692
Investment income (loss) — net	231,958	190,748	(6,474)	(73,095)	293,203

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,121,320	2,651,370	11,515,596	2,921,385	2,781,275
Cost of investments sold	1,274,608	2,395,214	9,799,187	3,031,826	2,669,777
Net realized gain (loss) on sales of investments	(153,288)	256,156	1,716,409	(110,441)	111,498
Distributions from capital gains	—	1,244,080	9,504,595	—	812,829
Net change in unrealized appreciation (depreciation) of investments	72,471	347,620	13,576,637	3,400,591	1,154,313
Net gain (loss) on investments	(80,817)	1,847,856	24,797,641	3,290,150	2,078,640
Net increase (decrease) in net assets resulting from operations	$151,141	$2,038,604	$24,791,167	$3,217,055	$2,371,843

Year ended December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Investment income
Dividend income	$316,440	$—	$—	$31,686	$876,358
Variable account expenses	93,589	—	132,806	—	136,485
Investment income (loss) — net	222,851	—	(132,806)	31,686	739,873

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,252,607	330,877	5,528,933	68,199	4,424,311
Cost of investments sold	3,125,817	322,460	5,378,532	66,899	4,948,475
Net realized gain (loss) on sales of investments	126,790	8,417	150,401	1,300	(524,164)
Distributions from capital gains	109,582	483,106	1,961,036	—	—
Net change in unrealized appreciation (depreciation) of investments	(455,030)	605,241	2,647,115	(2,537)	490,297
Net gain (loss) on investments	(218,658)	1,096,764	4,758,552	(1,237)	(33,867)
Net increase (decrease) in net assets resulting from operations	$4,193	$1,096,764	$4,625,746	$30,449	$706,006

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	47

Statement of Operations

Year ended December 31, 2024 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst
Investment income
Dividend income	$—	$—	$—	$—	$529,396
Variable account expenses	—	118,940	87,811	—	—
Investment income (loss) — net	—	(118,940)	(87,811)	—	529,396

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	54,541	4,910,492	4,982,713	164,411	1,510,673
Cost of investments sold	50,049	4,296,660	4,624,076	141,325	1,333,820
Net realized gain (loss) on sales of investments	4,492	613,832	358,637	23,086	176,853
Distributions from capital gains	331,898	1,267,635	982,001	64,139	—
Net change in unrealized appreciation (depreciation) of investments	595,305	1,964,343	4,976,636	200,893	2,401,216
Net gain (loss) on investments	931,695	3,845,810	6,317,274	288,118	2,578,069
Net increase (decrease) in net assets resulting from operations	$931,695	$3,726,870	$6,229,463	$288,118	$3,107,465

Year ended December 31, 2024 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Investment income
Dividend income	$103,902	$149,524	$135,037	$45,738	$—
Variable account expenses	—	125,005	—	—	291,070
Investment income (loss) — net	103,902	24,519	135,037	45,738	(291,070)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	358,338	2,562,248	374,095	270,099	8,808,888
Cost of investments sold	293,344	2,172,975	384,519	300,131	5,822,525
Net realized gain (loss) on sales of investments	64,994	389,273	(10,424)	(30,032)	2,986,363
Distributions from capital gains	—	1,048,053	—	—	—
Net change in unrealized appreciation (depreciation) of investments	630,349	1,751,763	(72,407)	(5,372)	13,390,693
Net gain (loss) on investments	695,343	3,189,089	(82,831)	(35,404)	16,377,056
Net increase (decrease) in net assets resulting from operations	$799,245	$3,213,608	$52,206	$10,334	$16,085,986

Year ended December 31, 2024 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Investment income
Dividend income	$533,842	$2,725	$—	$—	$—
Variable account expenses	194,749	—	78,408	—	5,205
Investment income (loss) — net	339,093	2,725	(78,408)	—	(5,205)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,449,632	713,259	4,573,013	84,716	290,450
Cost of investments sold	5,470,870	555,819	3,337,298	80,356	287,003
Net realized gain (loss) on sales of investments	978,762	157,440	1,235,715	4,360	3,447
Distributions from capital gains	—	259,200	608,812	—	—
Net change in unrealized appreciation (depreciation) of investments	656,554	2,234,497	4,052,802	42,451	108,639
Net gain (loss) on investments	1,635,316	2,651,137	5,897,329	46,811	112,086
Net increase (decrease) in net assets resulting from operations	$1,974,409	$2,653,862	$5,818,921	$46,811	$106,881
See accompanying notes to financial statements.

48	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2024 (continued)	Lord Abt Bond Debenture, Cl VC(1)	LVIP AC Intl, Serv Cl	LVIP AC Intl, Std Cl II	LVIP AC Mid Cap Val, Std Cl II(1)	LVIP AC Val, Serv Cl
Investment income
Dividend income	$16,918	$143,970	$193,038	$4,939	$1,143,804
Variable account expenses	—	37,971	64,300	—	130,663
Investment income (loss) — net	16,918	105,999	128,738	4,939	1,013,141

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,385	3,213,328	1,805,644	49,041	10,429,470
Cost of investments sold	2,332	3,253,599	1,660,542	48,035	9,067,416
Net realized gain (loss) on sales of investments	53	(40,271)	145,102	1,006	1,362,054
Distributions from capital gains	—	—	—	4,514	2,378,310
Net change in unrealized appreciation (depreciation) of investments	(9,190)	165,168	(1,754)	1,107	(1,213,274)
Net gain (loss) on investments	(9,137)	124,897	143,348	6,627	2,527,090
Net increase (decrease) in net assets resulting from operations	$7,781	$230,896	$272,086	$11,566	$3,540,231

(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

Year ended December 31, 2024 (continued)	LVIP AC Val, Std Cl II	Mac VIP Asset Strategy, Serv Cl	Mac VIP Asset Strategy, Std Cl(1)	Mac VIP Intl Core Eq, Std Cl(2)	MFS Gbl Real Est, Init Cl(1)
Investment income
Dividend income	$1,939,707	$39,139	$78	$965	$889
Variable account expenses	323,179	5,041	—	—	—
Investment income (loss) — net	1,616,528	34,098	78	965	889

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,322,765	355,500	414	55,992	600
Cost of investments sold	4,562,099	342,727	398	56,153	569
Net realized gain (loss) on sales of investments	1,760,666	12,773	16	(161)	31
Distributions from capital gains	3,724,322	78,618	164	175	—
Net change in unrealized appreciation (depreciation) of investments	(1,498,362)	109,142	(96)	(4,796)	(1,799)
Net gain (loss) on investments	3,986,626	200,533	84	(4,782)	(1,768)
Net increase (decrease) in net assets resulting from operations	$5,603,154	$234,631	$162	$(3,817)	$(879)

(1) For the period January 16, 2024 (commencement of operations) to December 31, 2024.

(2) For the period April 26, 2024 (commencement of operations) to December 31, 2024.

Year ended December 31, 2024 (continued)	MFS Intl Gro, Init Cl(1)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Investment income
Dividend income	$3,217	$65,746	$—	$80,309	$479,688
Variable account expenses	—	242,165	129,170	—	94,192
Investment income (loss) — net	3,217	(176,419)	(129,170)	80,309	385,496

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	48,566	9,106,930	5,228,421	409,213	5,510,710
Cost of investments sold	47,437	7,778,361	7,160,218	427,820	5,323,738
Net realized gain (loss) on sales of investments	1,129	1,328,569	(1,931,797)	(18,607)	186,972
Distributions from capital gains	1,045	4,574,168	—	99,101	667,872
Net change in unrealized appreciation (depreciation) of investments	(7,876)	1,560,310	3,665,561	208,474	1,113,878
Net gain (loss) on investments	(5,702)	7,463,047	1,733,764	288,968	1,968,722
Net increase (decrease) in net assets resulting from operations	$(2,485)	$7,286,628	$1,604,594	$369,277	$2,354,218

(1)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	49

Statement of Operations

Year ended December 31, 2024 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$—	$—	$6,302	$—	$761,724
Variable account expenses	—	76,510	—	—	54,532
Investment income (loss) — net	—	(76,510)	6,302	—	707,192

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	980,519	6,209,145	58,868	124,234	2,372,380
Cost of investments sold	1,326,097	11,734,416	46,750	94,921	2,680,500
Net realized gain (loss) on sales of investments	(345,578)	(5,525,271)	12,118	29,313	(308,120)
Distributions from capital gains	—	—	135,775	50,261	—
Net change in unrealized appreciation (depreciation) of investments	3,676,523	13,909,524	449,403	148,583	(29,417)
Net gain (loss) on investments	3,330,945	8,384,253	597,296	228,157	(337,537)
Net increase (decrease) in net assets resulting from operations	$3,330,945	$8,307,743	$603,598	$228,157	$369,655

Year ended December 31, 2024 (continued)	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IA
Investment income
Dividend income	$82,239	$31,883	$674,302	$194,575	$10,230
Variable account expenses	—	—	73,492	—	—
Investment income (loss) — net	82,239	31,883	600,810	194,575	10,230

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	42,072	12,592	2,308,179	93,690	133,576
Cost of investments sold	41,440	11,519	2,547,521	96,566	120,681
Net realized gain (loss) on sales of investments	632	1,073	(239,342)	(2,876)	12,895
Distributions from capital gains	—	—	—	—	63,072
Net change in unrealized appreciation (depreciation) of investments	(35,653)	60,011	(73,039)	(77,677)	(119,915)
Net gain (loss) on investments	(35,021)	61,084	(312,381)	(80,553)	(43,948)
Net increase (decrease) in net assets resulting from operations	$47,218	$92,967	$288,429	$114,022	$(33,718)

Year ended December 31, 2024 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IA(1)	Put VT Lg Cap Val, Cl IA(1)
Investment income
Dividend income	$141,225	$284,770	$192,864	$3	$209
Variable account expenses	135,046	26,515	38,286	—	—
Investment income (loss) — net	6,179	258,255	154,578	3	209

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,277,115	651,717	2,205,083	12,627	54,762
Cost of investments sold	5,830,805	732,152	2,019,246	12,747	53,448
Net realized gain (loss) on sales of investments	446,310	(80,435)	185,837	(120)	1,314
Distributions from capital gains	1,300,662	—	—	—	718
Net change in unrealized appreciation (depreciation) of investments	(1,328,994)	164,123	(104,956)	(8,195)	14,517
Net gain (loss) on investments	417,978	83,688	80,881	(8,315)	16,549
Net increase (decrease) in net assets resulting from operations	$424,157	$341,943	$235,459	$(8,312)	$16,758

(1)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2024 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2
Investment income
Dividend income	$581,815	$12,498	$—	$—	$—
Variable account expenses	1,029,810	22,350	167,943	—	9,585
Investment income (loss) — net	(447,995)	(9,852)	(167,943)	—	(9,585)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,890,292	1,785,483	2,849,352	162,495	961,344
Cost of investments sold	10,314,155	1,435,389	2,869,003	170,524	1,125,777
Net realized gain (loss) on sales of investments	5,576,137	350,094	(19,651)	(8,029)	(164,433)
Distributions from capital gains	958,857	40,517	2,113,510	—	—
Net change in unrealized appreciation (depreciation) of investments	24,058,548	840,333	1,798,300	(79,421)	(153,145)
Net gain (loss) on investments	30,593,542	1,230,944	3,892,159	(87,450)	(317,578)
Net increase (decrease) in net assets resulting from operations	$30,145,547	$1,221,092	$3,724,216	$(87,450)	$(327,163)

Year ended December 31, 2024 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4
Investment income
Dividend income	$713,463	$205,695	$—	$—	$—
Variable account expenses	160,736	25,335	—	1,121,756	1,545,217
Investment income (loss) — net	552,727	180,360	—	(1,121,756)	(1,545,217)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,031,796	2,568,243	3,831,886	53,892,446	52,652,191
Cost of investments sold	2,046,510	2,396,947	3,234,168	35,499,258	30,609,503
Net realized gain (loss) on sales of investments	985,286	171,296	597,718	18,393,188	22,042,688
Distributions from capital gains	2,181,782	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(4,347,304)	554,795	14,373,408	30,860,447	24,753,956
Net gain (loss) on investments	(1,180,236)	726,091	14,971,126	49,253,635	46,796,644
Net increase (decrease) in net assets resulting from operations	$(627,509)	$906,451	$14,971,126	$48,131,879	$45,251,427

Year ended December 31, 2024 (continued)	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	91,436	92,492	—	9,849
Investment income (loss) — net	—	(91,436)	(92,492)	—	(9,849)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,686,582	7,053,367	5,236,062	43,600	420,444
Cost of investments sold	1,623,702	6,710,550	4,799,723	42,057	405,422
Net realized gain (loss) on sales of investments	62,880	342,817	436,339	1,543	15,022
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	37,777	549,585	470,627	27,805	89,969
Net gain (loss) on investments	100,657	892,402	906,966	29,348	104,991
Net increase (decrease) in net assets resulting from operations	$100,657	$800,966	$814,474	$29,348	$95,142

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	51

Statement of Operations

Year ended December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	14,321	—	146,079	—
Investment income (loss) — net	—	(14,321)	—	(146,079)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	293,028	821,683	4,213,381	7,976,923	1,456,763
Cost of investments sold	273,870	724,358	3,648,734	6,148,054	1,340,694
Net realized gain (loss) on sales of investments	19,158	97,325	564,647	1,828,869	116,069
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	111,449	130,780	2,909,158	3,435,570	1,656,583
Net gain (loss) on investments	130,607	228,105	3,473,805	5,264,439	1,772,652
Net increase (decrease) in net assets resulting from operations	$130,607	$213,784	$3,473,805	$5,118,360	$1,772,652

Year ended December 31, 2024 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	133,822	—	1,527,587	2,321,747	—
Investment income (loss) — net	(133,822)	—	(1,527,587)	(2,321,747)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,353,420	2,002,954	59,304,908	76,966,080	1,927,236
Cost of investments sold	6,000,411	1,804,834	41,891,143	48,956,936	1,678,095
Net realized gain (loss) on sales of investments	1,353,009	198,120	17,413,765	28,009,144	249,141
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	2,114,532	6,365,335	14,865,826	14,836,838	24,254,053
Net gain (loss) on investments	3,467,541	6,563,455	32,279,591	42,845,982	24,503,194
Net increase (decrease) in net assets resulting from operations	$3,333,719	$6,563,455	$30,752,004	$40,524,235	$24,503,194

Year ended December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	2,154,149	4,348,233	—	197,886	251,772
Investment income (loss) — net	(2,154,149)	(4,348,233)	—	(197,886)	(251,772)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	92,013,061	134,872,541	422,228	8,178,313	13,321,282
Cost of investments sold	61,460,297	79,477,908	391,221	6,815,596	10,358,798
Net realized gain (loss) on sales of investments	30,552,764	55,394,633	31,007	1,362,717	2,962,484
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	46,787,762	51,145,379	285,226	1,240,849	493,790
Net gain (loss) on investments	77,340,526	106,540,012	316,233	2,603,566	3,456,274
Net increase (decrease) in net assets resulting from operations	$75,186,377	$102,191,779	$316,233	$2,405,680	$3,204,502

See accompanying notes to financial statements.

52	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2024 (continued)	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$58,419	$20,853	$—	$—	$—
Variable account expenses	—	—	—	—	34,925
Investment income (loss) — net	58,419	20,853	—	—	(34,925)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	168,441	141,924	70,604	137,733	1,595,435
Cost of investments sold	171,681	149,897	55,694	86,923	877,391
Net realized gain (loss) on sales of investments	(3,240)	(7,973)	14,910	50,810	718,044
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(19,148)	(200)	327,253	74,987	847,169
Net gain (loss) on investments	(22,388)	(8,173)	342,163	125,797	1,565,213
Net increase (decrease) in net assets resulting from operations	$36,031	$12,680	$342,163	$125,797	$1,530,288

Year ended December 31, 2024 (continued)	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1
Investment income
Dividend income	$42,671	$22,582	$40,360	$30,948	$72,517
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	42,671	22,582	40,360	30,948	72,517

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	145,746	408,969	223,108	633,705	211,354
Cost of investments sold	144,789	424,667	225,938	635,175	194,366
Net realized gain (loss) on sales of investments	957	(15,698)	(2,830)	(1,470)	16,988
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	131,601	104,760	(188,223)	(133,700)	9,200
Net gain (loss) on investments	132,558	89,062	(191,053)	(135,170)	26,188
Net increase (decrease) in net assets resulting from operations	$175,229	$111,644	$(150,693)	$(104,222)	$98,705

Year ended December 31, 2024 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2
Investment income
Dividend income	$95,349	$—	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	95,349	—	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	711,950	36,910	82,766	21,410	126,495
Cost of investments sold	667,578	35,563	72,257	19,414	115,929
Net realized gain (loss) on sales of investments	44,372	1,347	10,509	1,996	10,566
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	8,105	243,841	166,065	57,839	75,690
Net gain (loss) on investments	52,477	245,188	176,574	59,835	86,256
Net increase (decrease) in net assets resulting from operations	$147,826	$245,188	$176,574	$59,835	$86,256

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	53

Statement of Operations

Year ended December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	52,936	—	—	—	438,231
Investment income (loss) — net	(52,936)	—	—	—	(438,231)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,937,847	39,001	425,215	935,357	19,635,113
Cost of investments sold	2,662,331	35,871	382,090	824,082	27,455,301
Net realized gain (loss) on sales of investments	1,275,516	3,130	43,125	111,275	(7,820,188)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(249,568)	39,792	1,693,198	575,621	20,700,476
Net gain (loss) on investments	1,025,948	42,922	1,736,323	686,896	12,880,288
Net increase (decrease) in net assets resulting from operations	$973,012	$42,922	$1,736,323	$686,896	$12,442,057

Year ended December 31, 2024 (continued)			Wanger Intl	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income			$918,695	$74,489	$19,751
Variable account expenses			299,651	—	—
Investment income (loss) — net			619,044	74,489	19,751

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales			11,630,387	155,366	54,570
Cost of investments sold			14,834,163	159,890	59,887
Net realized gain (loss) on sales of investments			(3,203,776)	(4,524)	(5,317)
Distributions from capital gains			—	—	—
Net change in unrealized appreciation (depreciation) of investments			(3,145,195)	6,460	5,631
Net gain (loss) on investments			(6,348,971)	1,936	314
Net increase (decrease) in net assets resulting from operations			$(5,729,927)	$76,425	$20,065

See accompanying notes to financial statements.

54	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B
Operations
Investment income (loss) — net	$6,881	$724,504	$13,279	$(302,333)	$316,399
Net realized gain (loss) on sales of investments	(10,285)	677,927	87,810	2,343,635	677,730
Distributions from capital gains	—	—	983,982	3,898,427	1,311,255
Net change in unrealized appreciation (depreciation) of investments	70,093	278,479	3,903,172	12,275,530	1,807,955
Net increase (decrease) in net assets resulting from operations	66,689	1,680,910	4,988,243	18,215,259	4,113,339

Contract transactions
Contract purchase payments	90,685	1,538,474	4,450,417	2,236,935	751,815
Net transfers(1)	49,432	(1,163,200)	1,456,294	(175,230)	1,502,024
Transfers for policy loans	(5,558)	(2,906)	(196,160)	(1,187,791)	(277,192)
Policy charges	(19,995)	(983,896)	(1,195,139)	(1,232,700)	(689,241)
Contract terminations:
Surrender benefits	(4,430)	(2,199,276)	(80,993)	(1,959,585)	(1,534,951)
Death benefits	—	—	—	(158,180)	—
Increase (decrease) from transactions	110,134	(2,810,804)	4,434,419	(2,476,551)	(247,545)
Net assets at beginning of year	643,717	38,105,154	18,395,939	74,888,091	33,146,097
Net assets at end of year	$820,540	$36,975,260	$27,818,601	$90,626,799	$37,011,891

Accumulation unit activity
Units outstanding at beginning of year	473,859	20,837,195	9,180,419	11,905,281	8,304,982
Units purchased	144,514	3,778,622	2,535,905	1,351,016	2,676,787
Units redeemed	(67,164)	(4,347,100)	(632,748)	(1,066,690)	(1,301,402)
Units outstanding at end of year	551,209	20,268,717	11,083,576	12,189,607	9,680,367

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	55

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1	Allspg VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$143,634	$2,553	$(65,077)	$—	$(88,420)
Net realized gain (loss) on sales of investments	85,695	2,310	283,425	(45,669)	(764,698)
Distributions from capital gains	959,768	92,577	1,736,646	—	—
Net change in unrealized appreciation (depreciation) of investments	831,407	28,459	381,588	1,218,159	5,263,782
Net increase (decrease) in net assets resulting from operations	2,020,504	125,899	2,336,582	1,172,490	4,410,664

Contract transactions
Contract purchase payments	360,059	162,315	366,604	1,570,292	1,018,414
Net transfers(1)	342,218	53,121	(513,235)	782,899	810,526
Transfers for policy loans	(75,995)	(1,693)	(244,103)	(7,728)	(412,189)
Policy charges	(281,777)	(43,699)	(331,427)	(413,666)	(493,119)
Contract terminations:
Surrender benefits	(908,222)	(11,177)	(654,918)	(61,579)	(1,253,948)
Death benefits	—	—	(287)	—	(51,201)
Increase (decrease) from transactions	(563,717)	158,867	(1,377,366)	1,870,218	(381,517)
Net assets at beginning of year	14,027,804	713,695	16,501,599	5,562,060	24,229,139
Net assets at end of year	$15,484,591	$998,461	$17,460,815	$8,604,768	$28,258,286

Accumulation unit activity
Units outstanding at beginning of year	5,784,424	402,660	3,406,817	4,473,482	6,564,450
Units purchased	1,490,209	114,759	894,395	1,686,039	1,143,291
Units redeemed	(1,361,098)	(29,044)	(569,467)	(347,254)	(689,421)
Units outstanding at end of year	5,913,535	488,375	3,731,745	5,812,267	7,018,320

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Operations
Investment income (loss) — net	$143,895	$595,221	$85,597	$64,622	$221,614
Net realized gain (loss) on sales of investments	37,935	1,098,661	22,257	(132,832)	318,695
Distributions from capital gains	105,264	525,251	691,703	1,133,107	314,032
Net change in unrealized appreciation (depreciation) of investments	695,729	3,382,829	14,928	31,021	2,086,479
Net increase (decrease) in net assets resulting from operations	982,823	5,601,962	814,485	1,095,918	2,940,820

Contract transactions
Contract purchase payments	481,103	394,965	1,601,127	355,486	309,353
Net transfers(1)	393,638	(1,577,209)	300,193	(703,305)	1,207,441
Transfers for policy loans	(19,609)	(288,717)	(105,984)	258,177	(260,949)
Policy charges	(148,875)	(248,037)	(534,297)	(279,414)	(313,795)
Contract terminations:
Surrender benefits	(15,575)	(519,967)	(98,627)	(578,137)	(627,584)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	690,682	(2,238,965)	1,162,412	(947,193)	314,466
Net assets at beginning of year	2,147,383	15,383,455	8,370,266	13,138,911	15,641,073
Net assets at end of year	$3,820,888	$18,746,452	$10,347,163	$13,287,636	$18,896,359

Accumulation unit activity
Units outstanding at beginning of year	1,511,560	13,257,928	6,173,768	8,435,673	4,973,947
Units purchased	503,219	557,740	1,322,279	486,347	911,649
Units redeemed	(107,764)	(2,283,906)	(509,257)	(1,081,461)	(519,648)
Units outstanding at end of year	1,907,015	11,531,762	6,986,790	7,840,559	5,365,948

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	57

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Operations
Investment income (loss) — net	$—	$(1,470,758)	$57,214	$28,881	$—
Net realized gain (loss) on sales of investments	80,100	13,451,775	(64,409)	(74,598)	138,323
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	4,705,350	17,970,050	114,176	98,982	2,595,437
Net increase (decrease) in net assets resulting from operations	4,785,450	29,951,067	106,981	53,265	2,733,760

Contract transactions
Contract purchase payments	7,912,149	6,823,649	337,748	43,596	2,729,760
Net transfers(1)	11,388,467	11,781,659	(1,146)	(83,034)	3,618,080
Transfers for policy loans	(181,002)	(1,399,547)	(266)	5,045	(176,562)
Policy charges	(2,064,285)	(9,232,276)	(99,304)	(13,322)	(642,525)
Contract terminations:
Surrender benefits	(285,197)	(11,960,488)	(4,728)	(24,402)	(47,245)
Death benefits	—	(98,131)	—	—	—
Increase (decrease) from transactions	16,770,132	(4,085,134)	232,304	(72,117)	5,481,508
Net assets at beginning of year	27,148,118	219,202,644	1,448,828	814,000	9,923,019
Net assets at end of year	$48,703,700	$245,068,577	$1,788,113	$795,148	$18,138,287

Accumulation unit activity
Units outstanding at beginning of year	17,369,019	68,176,804	989,064	906,261	5,099,809
Units purchased	11,316,727	6,632,917	220,473	51,965	2,838,611
Units redeemed	(1,484,947)	(6,772,125)	(71,255)	(131,592)	(384,189)
Units outstanding at end of year	27,200,799	68,037,596	1,138,282	826,634	7,554,231

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$(2,514,268)	$—
Net realized gain (loss) on sales of investments	288,078	83,547	283,768	33,023,546	47,277
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,421,794	1,449,051	546,229	47,879,430	1,396,048
Net increase (decrease) in net assets resulting from operations	1,709,872	1,532,598	829,997	78,388,708	1,443,325

Contract transactions
Contract purchase payments	474,203	973,960	150,777	7,961,641	2,222,048
Net transfers(1)	1,492,665	1,992,775	(336,481)	(6,654,685)	1,487,082
Transfers for policy loans	(177,569)	(112,230)	558	(1,575,287)	63,999
Policy charges	(196,801)	(293,092)	(68,070)	(13,137,510)	(555,772)
Contract terminations:
Surrender benefits	(195,307)	(19,592)	(83,468)	(17,492,538)	(31,383)
Death benefits	—	—	—	(170,602)	—
Increase (decrease) from transactions	1,397,191	2,541,821	(336,684)	(31,068,981)	3,185,974
Net assets at beginning of year	6,932,178	5,200,264	3,287,641	324,581,272	8,274,443
Net assets at end of year	$10,039,241	$9,274,683	$3,780,954	$371,900,999	$12,903,742

Accumulation unit activity
Units outstanding at beginning of year	2,122,732	3,041,557	872,277	86,364,479	5,592,195
Units purchased	524,417	1,474,264	35,245	5,231,824	2,325,042
Units redeemed	(149,765)	(212,733)	(109,665)	(10,397,024)	(361,353)
Units outstanding at end of year	2,497,384	4,303,088	797,857	81,199,279	7,555,884

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	59

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Operations
Investment income (loss) — net	$—	$(997,494)	$51,420	$32,897	$113,436
Net realized gain (loss) on sales of investments	290,896	21,333,165	6,572	(14,814)	(89,046)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	386,870	8,312,062	8,196	21,050	504,885
Net increase (decrease) in net assets resulting from operations	677,766	28,647,733	66,188	39,133	529,275

Contract transactions
Contract purchase payments	226,520	4,695,597	166,179	52,859	2,015,067
Net transfers(1)	(613,568)	(4,091,005)	(201,241)	(64,689)	1,045,567
Transfers for policy loans	(63,017)	(1,876,421)	20,819	3,881	(45,451)
Policy charges	(111,759)	(5,201,527)	(58,479)	(16,326)	(471,894)
Contract terminations:
Surrender benefits	(118,689)	(10,129,959)	(2,606)	(16,103)	(53,250)
Death benefits	—	(168,563)	—	—	—
Increase (decrease) from transactions	(680,513)	(16,771,878)	(75,328)	(40,378)	2,490,039
Net assets at beginning of year	5,013,525	200,757,579	1,125,388	670,278	8,424,584
Net assets at end of year	$5,010,778	$212,633,434	$1,116,248	$669,033	$11,443,898

Accumulation unit activity
Units outstanding at beginning of year	1,832,221	53,114,786	1,088,713	536,765	7,846,789
Units purchased	76,745	9,380,045	175,898	44,455	2,749,731
Units redeemed	(318,236)	(8,877,281)	(249,587)	(76,417)	(510,402)
Units outstanding at end of year	1,590,730	53,617,550	1,015,024	504,803	10,086,118

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 1(2)	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Operations
Investment income (loss) — net	$77,140	$280,551	$3,302	$10,768	$522,952
Net realized gain (loss) on sales of investments	(370,426)	(3,278,866)	630	(8,650)	(551,279)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	697,844	4,987,908	1,798	6,667	542,763
Net increase (decrease) in net assets resulting from operations	404,558	1,989,593	5,730	8,785	514,436

Contract transactions
Contract purchase payments	551,833	1,327,231	76,722	24,739	679,840
Net transfers(1)	(247,413)	(1,980,082)	247,461	(2,068)	1,726,338
Transfers for policy loans	(60,248)	(200,590)	—	(13,779)	37,805
Policy charges	(143,878)	(902,750)	(27,811)	(13,087)	(530,672)
Contract terminations:
Surrender benefits	(183,856)	(1,793,183)	(76)	(12,240)	(818,163)
Death benefits	—	(497)	—	—	—
Increase (decrease) from transactions	(83,562)	(3,549,871)	296,296	(16,435)	1,095,148
Net assets at beginning of year	7,462,149	41,192,655	—	336,595	17,510,602
Net assets at end of year	$7,783,145	$39,632,377	$302,026	$328,945	$19,120,186

Accumulation unit activity
Units outstanding at beginning of year	5,262,510	20,809,987	—	348,889	14,956,531
Units purchased	376,521	2,135,083	318,687	25,266	2,989,930
Units redeemed	(433,995)	(2,813,160)	(27,202)	(44,092)	(1,637,634)
Units outstanding at end of year	5,205,036	20,131,910	291,485	330,063	16,308,827

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	61

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Operations
Investment income (loss) — net	$993,362	$414,888	$2,591,196	$271,888	$148,689
Net realized gain (loss) on sales of investments	—	—	18	(2,213)	(6,263)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	—	(17)	39,723	28,034
Net increase (decrease) in net assets resulting from operations	993,362	414,888	2,591,197	309,398	170,460

Contract transactions
Contract purchase payments	10,535,586	1,467,505	4,952,356	1,026,285	174,679
Net transfers(1)	(4,850,549)	758,727	25,271,887	1,027,068	281,481
Transfers for policy loans	1,121	13,501	(91,097)	(13,671)	(20,101)
Policy charges	(2,333,632)	(470,925)	(4,500,443)	(266,793)	(59,043)
Contract terminations:
Surrender benefits	(115,682)	(451,958)	(7,581,407)	(41,724)	(25,892)
Death benefits	—	—	(212,786)	—	—
Increase (decrease) from transactions	3,236,844	1,316,850	17,838,510	1,731,165	351,124
Net assets at beginning of year	17,933,527	8,358,680	48,678,919	3,579,410	2,246,592
Net assets at end of year	$22,163,733	$10,090,418	$69,108,626	$5,619,973	$2,768,176

Accumulation unit activity
Units outstanding at beginning of year	16,606,313	7,654,560	46,489,988	2,897,809	1,344,160
Units purchased	9,464,965	1,990,059	28,444,852	1,604,346	265,748
Units redeemed	(6,524,591)	(822,004)	(11,870,078)	(251,703)	(60,283)
Units outstanding at end of year	19,546,687	8,822,615	63,064,762	4,250,452	1,549,625

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Operations
Investment income (loss) — net	$2,565,996	$103,732	$58,987	$894,325	$364,416
Net realized gain (loss) on sales of investments	(508,165)	(1,528)	(22,927)	(482,382)	(22,254)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	986,227	(3,507)	26,260	521,835	(213,860)
Net increase (decrease) in net assets resulting from operations	3,044,058	98,697	62,320	933,778	128,302

Contract transactions
Contract purchase payments	1,495,312	365,618	98,179	505,340	1,291,878
Net transfers(1)	2,047,483	631,585	(12,467)	1,605,200	2,316,538
Transfers for policy loans	82,579	(5,271)	(39,519)	(145,894)	(87,262)
Policy charges	(1,329,400)	(95,513)	(36,377)	(489,552)	(624,959)
Contract terminations:
Surrender benefits	(1,951,495)	(1,833)	(12,885)	(1,046,517)	(73,278)
Death benefits	(50,106)	—	—	—	—
Increase (decrease) from transactions	294,373	894,586	(3,069)	428,577	2,822,917
Net assets at beginning of year	46,807,604	1,212,625	1,079,433	17,221,231	6,120,459
Net assets at end of year	$50,146,035	$2,205,908	$1,138,684	$18,583,586	$9,071,678

Accumulation unit activity
Units outstanding at beginning of year	18,668,039	995,531	664,037	7,802,622	5,756,599
Units purchased	3,795,504	795,896	58,961	1,191,499	3,342,462
Units redeemed	(2,058,917)	(81,410)	(60,367)	(797,411)	(731,686)
Units outstanding at end of year	20,404,626	1,710,017	662,631	8,196,710	8,367,375

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	63

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$158,365	$3,839,494	$—	$—	$(469,653)
Net realized gain (loss) on sales of investments	(71,544)	(2,330,774)	76,610	476,250	9,681,609
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(27,211)	(341,742)	5,857,652	2,524,910	17,436,338
Net increase (decrease) in net assets resulting from operations	59,610	1,166,978	5,934,262	3,001,160	26,648,294

Contract transactions
Contract purchase payments	128,276	3,472,091	5,176,673	531,781	1,795,608
Net transfers(1)	638,571	7,201,118	4,449,529	271,549	3,462,162
Transfers for policy loans	(32,555)	(589,322)	(211,842)	(147,759)	(810,893)
Policy charges	(86,642)	(3,320,850)	(1,239,342)	(219,470)	(1,908,917)
Contract terminations:
Surrender benefits	(102,950)	(4,711,236)	(128,690)	(289,118)	(4,704,627)
Death benefits	—	(49,802)	—	—	(16,402)
Increase (decrease) from transactions	544,700	2,001,999	8,046,328	146,983	(2,183,069)
Net assets at beginning of year	2,976,577	90,254,199	16,132,606	9,687,883	87,092,623
Net assets at end of year	$3,580,887	$93,423,176	$30,113,196	$12,836,026	$111,557,848

Accumulation unit activity
Units outstanding at beginning of year	2,463,371	59,504,188	7,914,853	2,097,905	15,808,085
Units purchased	632,742	8,992,767	3,992,029	144,982	3,096,235
Units redeemed	(183,070)	(6,040,594)	(657,447)	(121,200)	(1,874,970)
Units outstanding at end of year	2,913,043	62,456,361	11,249,435	2,121,687	17,029,350

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1
Operations
Investment income (loss) — net	$—	$(851,409)	$91,170	$479,190	$43,392
Net realized gain (loss) on sales of investments	483,063	14,666,891	6,881	(15,283)	(29,551)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	21,485,561	31,913,544	8,739	150,335	(52,312)
Net increase (decrease) in net assets resulting from operations	21,968,624	45,729,026	106,790	614,242	(38,471)

Contract transactions
Contract purchase payments	24,553,051	5,413,656	387,247	222,109	291,314
Net transfers(1)	23,709,315	20,026,729	525,388	1,403,574	(111,345)
Transfers for policy loans	(1,194,263)	(3,169,961)	(4,274)	(176,750)	(6,985)
Policy charges	(5,341,682)	(3,505,514)	(183,662)	(334,512)	(78,031)
Contract terminations:
Surrender benefits	(652,608)	(8,926,795)	(6,253)	(533,077)	(2,648)
Death benefits	—	(18,360)	—	(15,644)	—
Increase (decrease) from transactions	41,073,813	9,819,755	718,446	565,700	92,305
Net assets at beginning of year	74,619,130	187,839,472	2,152,155	14,863,218	823,032
Net assets at end of year	$137,661,567	$243,388,253	$2,977,391	$16,043,160	$876,866

Accumulation unit activity
Units outstanding at beginning of year	40,775,602	40,286,876	1,919,384	13,717,083	801,318
Units purchased	22,958,702	9,030,490	784,656	1,438,505	289,650
Units redeemed	(3,407,792)	(3,679,682)	(169,184)	(967,363)	(200,347)
Units outstanding at end of year	60,326,512	45,637,684	2,534,856	14,188,225	890,621

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	65

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Operations
Investment income (loss) — net	$28,226	$357,702	$172,093	$2,031,843	$—
Net realized gain (loss) on sales of investments	(42,660)	10,885	(1,414)	968,221	72,901
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(29,082)	(154,851)	(43,344)	(1,468,542)	1,055,544
Net increase (decrease) in net assets resulting from operations	(43,516)	213,736	127,335	1,531,522	1,128,445

Contract transactions
Contract purchase payments	44,814	2,045,912	233,688	2,235,868	2,164,329
Net transfers(1)	(293,169)	1,992,589	721,794	(554,129)	1,620,632
Transfers for policy loans	(11,197)	(53,887)	(149,578)	96,947	(183,814)
Policy charges	(23,342)	(390,803)	(73,349)	(2,516,173)	(488,094)
Contract terminations:
Surrender benefits	(3,781)	(30,137)	(104,322)	(2,898,271)	(85,185)
Death benefits	—	—	—	(58,043)	—
Increase (decrease) from transactions	(286,675)	3,563,674	628,233	(3,693,801)	3,027,868
Net assets at beginning of year	1,059,122	7,414,052	3,717,486	56,156,320	8,278,953
Net assets at end of year	$728,931	$11,191,462	$4,473,054	$53,994,041	$12,435,266

Accumulation unit activity
Units outstanding at beginning of year	900,236	5,582,463	2,003,674	30,833,643	5,267,665
Units purchased	38,655	2,905,020	501,042	2,397,604	2,186,732
Units redeemed	(290,829)	(341,716)	(169,429)	(4,079,396)	(444,066)
Units outstanding at end of year	648,062	8,145,767	2,335,287	29,151,851	7,010,331

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Operations
Investment income (loss) — net	$—	$(167,615)	$—	$—	$(102,205)
Net realized gain (loss) on sales of investments	269,149	1,997,709	19,613	123,472	1,866,091
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	500,407	2,209,440	1,533,529	613,840	2,934,096
Net increase (decrease) in net assets resulting from operations	769,556	4,039,534	1,553,142	737,312	4,697,982

Contract transactions
Contract purchase payments	326,223	661,661	1,258,627	189,136	509,009
Net transfers(1)	39,526	(1,434,025)	1,345,465	286,335	1,413,724
Transfers for policy loans	(165,000)	(494,157)	(5,026)	(75,426)	(113,379)
Policy charges	(99,666)	(488,739)	(372,055)	(85,715)	(488,329)
Contract terminations:
Surrender benefits	(210,126)	(1,363,898)	(17,697)	(136,978)	(1,041,557)
Death benefits	(166,878)	—	—	—	—
Increase (decrease) from transactions	(275,921)	(3,119,158)	2,209,314	177,352	279,468
Net assets at beginning of year	6,438,109	34,552,646	5,516,111	3,024,188	19,930,999
Net assets at end of year	$6,931,744	$35,473,022	$9,278,567	$3,938,852	$24,908,449

Accumulation unit activity
Units outstanding at beginning of year	1,869,192	7,889,105	3,467,737	937,337	4,170,273
Units purchased	90,163	537,207	1,472,572	134,163	1,100,706
Units redeemed	(171,728)	(907,821)	(224,049)	(81,896)	(543,737)
Units outstanding at end of year	1,787,627	7,518,491	4,716,260	989,604	4,727,242

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	67

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(91,881)	$—	$—
Net realized gain (loss) on sales of investments	47,099	221,500	1,482,853	37,812	102,698
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	511,629	316,062	867,994	505,270	289,613
Net increase (decrease) in net assets resulting from operations	558,728	537,562	2,258,966	543,082	392,311

Contract transactions
Contract purchase payments	1,121,086	264,978	455,895	933,179	164,289
Net transfers(1)	733,797	(154,111)	(1,319,215)	582,806	(134,023)
Transfers for policy loans	(4,403)	(62,617)	(196,640)	(28,134)	(52,400)
Policy charges	(238,094)	(89,816)	(288,476)	(241,569)	(52,526)
Contract terminations:
Surrender benefits	(33,472)	(232,260)	(748,631)	(30,503)	(135,810)
Death benefits	—	—	(16,688)	—	—
Increase (decrease) from transactions	1,578,914	(273,826)	(2,113,755)	1,215,779	(210,470)
Net assets at beginning of year	4,151,941	4,552,071	19,887,691	3,430,101	2,952,633
Net assets at end of year	$6,289,583	$4,815,807	$20,032,902	$5,188,962	$3,134,474

Accumulation unit activity
Units outstanding at beginning of year	2,601,129	1,411,581	4,679,536	2,460,314	1,017,280
Units purchased	1,058,438	75,732	332,477	1,004,841	52,890
Units redeemed	(158,323)	(157,140)	(588,141)	(198,453)	(120,032)
Units outstanding at end of year	3,501,244	1,330,173	4,423,872	3,266,702	950,138

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Operations
Investment income (loss) — net	$(102,563)	$—	$—	$342,544	$119,349
Net realized gain (loss) on sales of investments	1,892,376	45,900	81,285	(6,519)	(44,887)
Distributions from capital gains	—	610,273	254,973	—	—
Net change in unrealized appreciation (depreciation) of investments	950,694	1,498,757	390,698	4,268	49,872
Net increase (decrease) in net assets resulting from operations	2,740,507	2,154,930	726,956	340,293	124,334

Contract transactions
Contract purchase payments	559,307	1,738,199	128,452	1,171,434	196,218
Net transfers(1)	(635,422)	4,141,944	882,194	2,185,813	(66,907)
Transfers for policy loans	(138,482)	(45,366)	(60,965)	(20,956)	(29,224)
Policy charges	(442,490)	(394,404)	(34,284)	(419,901)	(113,190)
Contract terminations:
Surrender benefits	(1,079,032)	(51,251)	(60,459)	(33,349)	(19,056)
Death benefits	(1,020)	—	—	—	(200)
Increase (decrease) from transactions	(1,737,139)	5,389,122	854,938	2,883,041	(32,359)
Net assets at beginning of year	21,281,206	5,139,175	2,135,323	5,875,877	2,756,470
Net assets at end of year	$22,284,574	$12,683,227	$3,717,217	$9,099,211	$2,848,445

Accumulation unit activity
Units outstanding at beginning of year	5,090,102	4,102,221	1,711,548	5,184,633	1,982,352
Units purchased	1,096,857	4,218,666	751,356	2,892,667	137,731
Units redeemed	(878,446)	(343,742)	(109,060)	(408,907)	(159,923)
Units outstanding at end of year	5,308,513	7,977,145	2,353,844	7,668,393	1,960,160

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	69

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 1
Operations
Investment income (loss) — net	$32,081	$11,661	$461,181	$175,516	$89,261
Net realized gain (loss) on sales of investments	(12,895)	(17,379)	(437,642)	(523,899)	(4,418)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,026)	9,763	167,940	647,044	(47,635)
Net increase (decrease) in net assets resulting from operations	18,160	4,045	191,479	298,661	37,208

Contract transactions
Contract purchase payments	132,169	29,239	643,331	182,487	335,784
Net transfers(1)	145,116	(61,007)	(2,686)	(234,494)	573,243
Transfers for policy loans	(3,558)	(3,201)	3,236	(110,607)	(9,393)
Policy charges	(63,799)	(12,748)	(803,438)	(144,754)	(111,142)
Contract terminations:
Surrender benefits	(2,989)	(4,871)	(1,531,865)	(321,957)	(21,126)
Death benefits	—	—	(402)	—	—
Increase (decrease) from transactions	206,939	(52,588)	(1,691,824)	(629,325)	767,366
Net assets at beginning of year	773,085	494,315	17,412,155	7,066,005	1,655,481
Net assets at end of year	$998,184	$445,772	$15,911,810	$6,735,341	$2,460,055

Accumulation unit activity
Units outstanding at beginning of year	774,225	439,850	14,745,039	8,556,367	1,581,739
Units purchased	280,067	25,929	1,352,196	446,538	861,858
Units redeemed	(70,095)	(74,331)	(2,703,596)	(1,148,403)	(134,135)
Units outstanding at end of year	984,197	391,448	13,393,639	7,854,502	2,309,462

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Operations
Investment income (loss) — net	$21,355	$20,864	$11,210	$118,363	$77,918
Net realized gain (loss) on sales of investments	(7,902)	(41,557)	(52,191)	(641,992)	(48,611)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(4,451)	9,046	31,292	389,596	261,028
Net increase (decrease) in net assets resulting from operations	9,002	(11,647)	(9,689)	(134,033)	290,335

Contract transactions
Contract purchase payments	66,933	198,017	48,080	257,280	488,837
Net transfers(1)	175,144	(111,687)	(185,349)	(1,084,708)	(112,625)
Transfers for policy loans	(35,194)	(11,513)	(3,645)	(26,288)	(9,162)
Policy charges	(13,421)	(61,911)	(13,996)	(234,160)	(140,666)
Contract terminations:
Surrender benefits	(8,014)	(11,498)	(5,494)	(434,597)	(4,570)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	185,448	1,408	(160,404)	(1,522,473)	221,814
Net assets at beginning of year	411,551	1,100,519	784,394	9,562,783	2,822,005
Net assets at end of year	$606,001	$1,090,280	$614,301	$7,906,277	$3,334,154

Accumulation unit activity
Units outstanding at beginning of year	352,672	1,057,876	666,064	7,120,829	2,183,650
Units purchased	207,653	190,392	41,024	304,446	357,800
Units redeemed	(48,855)	(190,513)	(179,111)	(1,435,209)	(203,190)
Units outstanding at end of year	511,470	1,057,755	527,977	5,990,066	2,338,260

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	71

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2
Operations
Investment income (loss) — net	$56,373	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	(68,951)	50,941	197,770	45,927	162,758
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	237,703	1,315,275	506,489	971,096	494,164
Net increase (decrease) in net assets resulting from operations	225,125	1,366,216	704,259	1,017,023	656,922

Contract transactions
Contract purchase payments	126,864	2,496,030	392,675	1,099,501	255,183
Net transfers(1)	(128,886)	1,082,590	(261,422)	778,992	107,024
Transfers for policy loans	(31,327)	(62,659)	(26,362)	(43,654)	(149,742)
Policy charges	(46,678)	(585,859)	(111,684)	(283,742)	(103,360)
Contract terminations:
Surrender benefits	(56,543)	(59,327)	(121,141)	(38,195)	(49,989)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(136,570)	2,870,775	(127,934)	1,512,902	59,116
Net assets at beginning of year	2,322,534	11,194,219	6,162,454	4,266,136	3,149,921
Net assets at end of year	$2,411,089	$15,431,210	$6,738,779	$6,796,061	$3,865,959

Accumulation unit activity
Units outstanding at beginning of year	1,215,919	7,325,945	1,995,015	2,312,755	706,051
Units purchased	64,512	2,136,712	118,931	899,062	70,725
Units redeemed	(131,456)	(422,438)	(156,254)	(177,495)	(61,318)
Units outstanding at end of year	1,148,975	9,040,219	1,957,692	3,034,322	715,458

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1
Operations
Investment income (loss) — net	$—	$—	$194,082	$18,395	$—
Net realized gain (loss) on sales of investments	73,727	48,194	(4,689)	(6,951)	32,541
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	329,595	226,270	(168,691)	(8,739)	966,569
Net increase (decrease) in net assets resulting from operations	403,322	274,464	20,702	2,705	999,110

Contract transactions
Contract purchase payments	752,339	123,538	665,436	24,322	2,267,547
Net transfers(1)	465,110	290,660	893,741	126,948	1,530,421
Transfers for policy loans	(14,710)	3,048	(43,340)	(5,383)	(72,115)
Policy charges	(229,444)	(71,132)	(180,035)	(6,097)	(439,423)
Contract terminations:
Surrender benefits	(39,110)	(58,813)	(5,799)	(10,022)	(17,363)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	934,185	287,301	1,330,003	129,768	3,269,067
Net assets at beginning of year	3,322,002	2,195,330	4,109,630	376,605	9,312,398
Net assets at end of year	$4,659,509	$2,757,095	$5,460,335	$509,078	$13,580,575

Accumulation unit activity
Units outstanding at beginning of year	2,168,926	837,708	3,909,392	332,400	5,411,169
Units purchased	717,325	149,384	1,463,274	133,856	2,054,986
Units redeemed	(168,577)	(45,038)	(217,252)	(19,203)	(286,777)
Units outstanding at end of year	2,717,674	942,054	5,155,414	447,053	7,179,378

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	73

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Westfield Sel Lg Cp Gr, Cl 1
Operations
Investment income (loss) — net	$—	$(190,517)	$—	$—	$—
Net realized gain (loss) on sales of investments	260,364	2,628,089	23,899	120,032	20,487
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	469,967	1,193,584	645,045	329,563	1,598,600
Net increase (decrease) in net assets resulting from operations	730,331	3,631,156	668,944	449,595	1,619,087

Contract transactions
Contract purchase payments	441,361	914,167	738,822	146,157	1,162,169
Net transfers(1)	113,655	(47,029)	953,208	53,326	(24,569)
Transfers for policy loans	(137,044)	(199,067)	(37,591)	(94,240)	(26,525)
Policy charges	(127,753)	(497,309)	(168,226)	(48,369)	(400,685)
Contract terminations:
Surrender benefits	(171,440)	(2,132,608)	(13,548)	(83,760)	(1,155)
Death benefits	—	(29,480)	—	—	—
Increase (decrease) from transactions	118,779	(1,991,326)	1,472,665	(26,886)	709,235
Net assets at beginning of year	7,391,846	39,815,675	2,893,241	2,514,369	5,517,441
Net assets at end of year	$8,240,956	$41,455,505	$5,034,850	$2,937,078	$7,845,763

Accumulation unit activity
Units outstanding at beginning of year	1,937,757	7,905,747	1,725,858	764,907	3,803,365
Units purchased	139,239	1,456,026	952,769	60,177	718,797
Units redeemed	(106,345)	(1,018,165)	(122,366)	(62,658)	(280,457)
Units outstanding at end of year	1,970,651	8,343,608	2,556,261	762,426	4,241,705

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CTIVP Westfield Sel Lg Cp Gr, Cl 2	CVT EAFE Intl Index, Cl F	CVT EAFE Intl Index, Cl I	CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index, Cl I
Operations
Investment income (loss) — net	$—	$25,110	$179,464	$7,374	$31,496
Net realized gain (loss) on sales of investments	69,463	3,793	28,054	72,337	76,380
Distributions from capital gains	—	—	—	144,977	619,223
Net change in unrealized appreciation (depreciation) of investments	690,064	(28,579)	(155,731)	156,360	1,046,057
Net increase (decrease) in net assets resulting from operations	759,527	324	51,787	381,048	1,773,156

Contract transactions
Contract purchase payments	255,777	37,555	1,286,145	84,409	1,507,029
Net transfers(1)	(485,958)	436,994	2,501,880	1,087,854	3,412,393
Transfers for policy loans	(35,199)	67	(72,178)	(13,786)	(35,471)
Policy charges	(81,447)	(5,803)	(217,255)	(25,313)	(309,118)
Contract terminations:
Surrender benefits	(16,750)	—	(93,774)	(33,015)	(119,752)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(363,577)	468,813	3,404,818	1,100,149	4,455,081
Net assets at beginning of year	2,990,973	504,733	3,929,641	1,049,569	5,370,571
Net assets at end of year	$3,386,923	$973,870	$7,386,246	$2,530,766	$11,598,808

Accumulation unit activity
Units outstanding at beginning of year	874,819	438,233	3,400,544	798,794	4,070,430
Units purchased	67,624	387,877	3,109,349	788,998	3,265,674
Units redeemed	(163,350)	(4,758)	(313,003)	(45,530)	(314,894)
Units outstanding at end of year	779,093	821,352	6,196,890	1,542,262	7,021,210

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	75

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	CVT Russ 2000 Sm Cap Ind, Cl F	CVT Russ 2000 Sm Cap Ind, Cl I	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Operations
Investment income (loss) — net	$5,004	$59,664	$69,088	$120,954	$1,452,895
Net realized gain (loss) on sales of investments	256	14,850	(6,951)	(58,255)	(170,618)
Distributions from capital gains	8,095	96,519	1,089	2,360	—
Net change in unrealized appreciation (depreciation) of investments	15,757	272,768	44,656	128,767	79,397
Net increase (decrease) in net assets resulting from operations	29,112	443,801	107,882	193,826	1,361,674

Contract transactions
Contract purchase payments	15,846	1,013,548	422,379	123,346	339,217
Net transfers(1)	253,169	1,304,440	310,156	(305,058)	44,498
Transfers for policy loans	680	(20,908)	(29,278)	(101,356)	(90,185)
Policy charges	(3,774)	(179,563)	(86,976)	(88,958)	(406,558)
Contract terminations:
Surrender benefits	—	(78,101)	(1,353)	(89,203)	(1,036,038)
Death benefits	—	—	—	(24,386)	(17,069)
Increase (decrease) from transactions	265,921	2,039,416	614,928	(485,615)	(1,166,135)
Net assets at beginning of year	170,288	3,219,766	1,726,717	4,134,787	19,852,748
Net assets at end of year	$465,321	$5,702,983	$2,449,527	$3,842,998	$20,048,287

Accumulation unit activity
Units outstanding at beginning of year	153,606	2,894,665	1,376,311	3,374,566	10,966,804
Units purchased	227,690	1,953,296	562,811	223,203	1,310,374
Units redeemed	(3,167)	(238,573)	(90,863)	(612,478)	(1,518,368)
Units outstanding at end of year	378,129	4,609,388	1,848,259	2,985,291	10,758,810

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	EV VT Floating-Rate Inc, Inst Cl(2),(3)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Emer Mkts, Init Cl(2)	Fid VIP Energy, Init Cl(2)
Operations
Investment income (loss) — net	$3,467	$66,930	$(618,981)	$3,142	$2,276
Net realized gain (loss) on sales of investments	(9)	81,827	8,627,861	2,674	254
Distributions from capital gains	—	4,459,094	20,934,898	—	—
Net change in unrealized appreciation (depreciation) of investments	164	3,539,692	16,782,013	(5,046)	(9,339)
Net increase (decrease) in net assets resulting from operations	3,622	8,147,543	45,725,791	770	(6,809)

Contract transactions
Contract purchase payments	16,782	5,786,704	3,492,721	46,758	40,296
Net transfers(1)	118,390	7,664,441	2,488,183	182,682	106,708
Transfers for policy loans	—	(143,159)	(2,258,364)	—	—
Policy charges	(2,583)	(1,548,866)	(2,878,228)	(6,596)	(3,999)
Contract terminations:
Surrender benefits	(2,089)	(158,169)	(8,324,214)	(89)	(113)
Death benefits	—	—	(141,743)	—	—
Increase (decrease) from transactions	130,500	11,600,951	(7,621,645)	222,755	142,892
Net assets at beginning of year	—	21,012,917	141,468,506	—	—
Net assets at end of year	$134,122	$40,761,411	$179,572,652	$223,525	$136,083

Accumulation unit activity
Units outstanding at beginning of year	—	10,969,464	30,112,433	—	—
Units purchased	126,777	5,721,241	4,271,266	202,861	132,155
Units redeemed	(2,438)	(786,137)	(3,244,564)	(5,683)	(3,637)
Units outstanding at end of year	124,339	15,904,568	31,139,135	197,178	128,518

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

(3)	See Note 9 in the Notes to Financial Statements.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	77

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro Opp, Init Cl(2)	Fid VIP Invest Gr, Init Cl(2)	Fid VIP Mid Cap, Init Cl
Operations
Investment income (loss) — net	$530,237	$422,199	$—	$18,132	$106,582
Net realized gain (loss) on sales of investments	2,468,844	4,267,947	26,802	632	33,193
Distributions from capital gains	4,291,642	3,199,682	—	—	2,390,425
Net change in unrealized appreciation (depreciation) of investments	4,830,462	1,038,868	130,682	(22,723)	(130,334)
Net increase (decrease) in net assets resulting from operations	12,121,185	8,928,696	157,484	(3,959)	2,399,866

Contract transactions
Contract purchase payments	925,346	954,011	107,485	74,144	3,082,251
Net transfers(1)	(390,962)	(772,095)	997,842	589,291	3,519,639
Transfers for policy loans	(443,854)	(696,028)	—	—	(17,131)
Policy charges	(1,458,735)	(917,346)	(26,237)	(12,482)	(774,250)
Contract terminations:
Surrender benefits	(3,100,699)	(1,671,719)	(314)	(75)	(123,662)
Death benefits	(8,972)	(1,866)	—	—	—
Increase (decrease) from transactions	(4,477,876)	(3,105,043)	1,078,776	650,878	5,686,847
Net assets at beginning of year	58,697,888	42,563,302	—	—	12,136,647
Net assets at end of year	$66,341,197	$48,386,955	$1,236,260	$646,919	$20,223,360

Accumulation unit activity
Units outstanding at beginning of year	10,536,620	13,916,425	—	—	7,806,120
Units purchased	149,483	3,936,305	913,267	646,503	3,786,935
Units redeemed	(909,775)	(4,071,221)	(20,332)	(12,115)	(522,266)
Units outstanding at end of year	9,776,328	13,781,509	892,935	634,388	11,070,789

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Operations
Investment income (loss) — net	$(100,761)	$7,885	$216,034	$218,581	$336,334
Net realized gain (loss) on sales of investments	1,716,924	1,992,995	494,554	1,023,498	(1,615)
Distributions from capital gains	12,741,158	13,016,081	950,601	965,112	—
Net change in unrealized appreciation (depreciation) of investments	791,706	(328,936)	(876,095)	(1,438,318)	102,568
Net increase (decrease) in net assets resulting from operations	15,149,027	14,688,025	785,094	768,873	437,287

Contract transactions
Contract purchase payments	1,636,730	2,660,906	435,050	581,803	1,416,434
Net transfers(1)	(1,209,451)	(490,660)	1,804,561	1,983,194	1,994,160
Transfers for policy loans	(457,854)	(915,528)	8,349	(131,307)	(171,231)
Policy charges	(2,640,405)	(1,879,923)	(508,949)	(373,477)	(404,438)
Contract terminations:
Surrender benefits	(5,843,773)	(4,248,923)	(1,131,372)	(980,854)	(49,555)
Death benefits	(26,817)	(23,595)	(2,150)	(34,713)	—
Increase (decrease) from transactions	(8,541,570)	(4,897,723)	605,489	1,044,646	2,785,370
Net assets at beginning of year	93,435,304	89,347,034	18,753,069	18,423,859	6,185,462
Net assets at end of year	$100,042,761	$99,137,336	$20,143,652	$20,237,378	$9,408,119

Accumulation unit activity
Units outstanding at beginning of year	16,316,280	32,730,228	6,791,360	9,129,719	5,366,432
Units purchased	257,582	8,072,639	776,779	2,682,988	2,854,289
Units redeemed	(1,602,520)	(7,800,065)	(590,442)	(1,931,215)	(526,001)
Units outstanding at end of year	14,971,342	33,002,802	6,977,697	9,881,492	7,694,720

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	79

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Operations
Investment income (loss) — net	$94,702	$494,376	$169,270	$560,272	$14,596
Net realized gain (loss) on sales of investments	(5,121)	(728,496)	3,479	(59,755)	792
Distributions from capital gains	—	—	13,230	49,775	13,483
Net change in unrealized appreciation (depreciation) of investments	31,731	(84,996)	41,303	198,029	35,157
Net increase (decrease) in net assets resulting from operations	121,312	(319,116)	227,282	748,321	64,028

Contract transactions
Contract purchase payments	144,687	1,277,668	802,394	350,790	223,750
Net transfers(1)	740,438	283,194	187,930	1,097,783	(14,703)
Transfers for policy loans	(2,729)	(143,427)	849	(150,805)	—
Policy charges	(68,859)	(1,009,609)	(207,174)	(225,468)	(31,732)
Contract terminations:
Surrender benefits	(63,725)	(1,747,304)	(3,516)	(453,990)	—
Death benefits	—	(998)	—	—	—
Increase (decrease) from transactions	749,812	(1,340,476)	780,483	618,310	177,315
Net assets at beginning of year	1,850,588	36,919,139	2,748,427	11,074,727	450,299
Net assets at end of year	$2,721,712	$35,259,547	$3,756,192	$12,441,358	$691,642

Accumulation unit activity
Units outstanding at beginning of year	1,346,672	16,097,872	2,092,975	7,495,374	337,267
Units purchased	620,503	3,017,428	722,012	952,718	159,267
Units redeemed	(94,795)	(2,498,621)	(153,126)	(541,970)	(31,914)
Units outstanding at end of year	1,872,380	16,616,679	2,661,861	7,906,122	464,620

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$279,120	$80,445	$251,487	$466,580	$39,355
Net realized gain (loss) on sales of investments	(324,083)	1,223	(829,499)	1,180,955	(4,062)
Distributions from capital gains	359,919	158,629	1,108,128	5,117,645	—
Net change in unrealized appreciation (depreciation) of investments	1,489,323	613,159	4,614,481	3,239,236	19,760
Net increase (decrease) in net assets resulting from operations	1,804,279	853,456	5,144,597	10,004,416	55,053

Contract transactions
Contract purchase payments	547,152	1,390,757	1,305,533	1,947,895	70,996
Net transfers(1)	(689,270)	883,058	(1,198,490)	(1,951,118)	(190,153)
Transfers for policy loans	(233,333)	(6,990)	(458,219)	(793,182)	7,073
Policy charges	(446,031)	(320,241)	(1,045,767)	(2,235,753)	(24,094)
Contract terminations:
Surrender benefits	(705,181)	(41,592)	(1,964,345)	(4,827,768)	(57,316)
Death benefits	(9,532)	—	(209)	(44,663)	(5,774)
Increase (decrease) from transactions	(1,536,195)	1,904,992	(3,361,497)	(7,904,589)	(199,268)
Net assets at beginning of year	17,014,583	6,171,918	47,554,979	87,191,417	1,890,809
Net assets at end of year	$17,282,667	$8,930,366	$49,338,079	$89,291,244	$1,746,594

Accumulation unit activity
Units outstanding at beginning of year	6,314,374	4,162,366	11,783,472	19,257,700	1,768,868
Units purchased	1,190,224	1,450,196	2,395,659	3,834,695	167,907
Units redeemed	(1,231,775)	(235,765)	(1,780,311)	(3,428,404)	(346,698)
Units outstanding at end of year	6,272,823	5,376,797	12,398,820	19,663,991	1,590,077

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	81

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Operations
Investment income (loss) — net	$31,613	$96,862	$(99,183)	$(62,655)	$54,137
Net realized gain (loss) on sales of investments	35,910	2,977,185	437,433	581,097	(1,925)
Distributions from capital gains	560,814	8,384,832	—	—	—
Net change in unrealized appreciation (depreciation) of investments	462,716	3,123,306	4,973,532	4,205,798	(31,646)
Net increase (decrease) in net assets resulting from operations	1,091,053	14,582,185	5,311,782	4,724,240	20,566

Contract transactions
Contract purchase payments	134,931	1,013,861	274,552	343,056	197,986
Net transfers(1)	511,704	(1,772,805)	18,473	577,278	152,144
Transfers for policy loans	(66,820)	(495,466)	(118,824)	(201,913)	(1,512)
Policy charges	(161,204)	(1,207,235)	(402,773)	(334,337)	(60,090)
Contract terminations:
Surrender benefits	(285,587)	(3,743,621)	(1,018,487)	(916,286)	(4,302)
Death benefits	(1,020)	(1,308)	(696)	—	—
Increase (decrease) from transactions	132,004	(6,206,574)	(1,247,755)	(532,202)	284,226
Net assets at beginning of year	6,041,556	54,892,363	15,867,737	14,109,167	615,936
Net assets at end of year	$7,264,613	$63,267,974	$19,931,764	$18,301,205	$920,728

Accumulation unit activity
Units outstanding at beginning of year	1,111,386	10,905,161	4,088,459	3,815,705	517,580
Units purchased	103,063	2,028,540	89,608	946,161	280,014
Units redeemed	(90,163)	(1,969,451)	(350,087)	(896,968)	(52,783)
Units outstanding at end of year	1,124,286	10,964,250	3,827,980	3,864,898	744,811

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Operations
Investment income (loss) — net	$231,958	$190,748	$(6,474)	$(73,095)	$293,203
Net realized gain (loss) on sales of investments	(153,288)	256,156	1,716,409	(110,441)	111,498
Distributions from capital gains	—	1,244,080	9,504,595	—	812,829
Net change in unrealized appreciation (depreciation) of investments	72,471	347,620	13,576,637	3,400,591	1,154,313
Net increase (decrease) in net assets resulting from operations	151,141	2,038,604	24,791,167	3,217,055	2,371,843

Contract transactions
Contract purchase payments	185,841	277,540	2,766,441	347,930	370,004
Net transfers(1)	(338,784)	3,968,706	(1,896,241)	585,225	109,364
Transfers for policy loans	(83,250)	(112,841)	(786,790)	(140,248)	(121,806)
Policy charges	(125,835)	(232,935)	(4,215,821)	(350,292)	(321,026)
Contract terminations:
Surrender benefits	(309,466)	(415,093)	(5,920,627)	(804,992)	(633,252)
Death benefits	(3,353)	(53,089)	(167,813)	(1,190)	(647)
Increase (decrease) from transactions	(674,847)	3,432,288	(10,220,851)	(363,567)	(597,363)
Net assets at beginning of year	4,496,926	12,339,068	104,070,966	13,709,603	18,820,518
Net assets at end of year	$3,973,220	$17,809,960	$118,641,282	$16,563,091	$20,594,998

Accumulation unit activity
Units outstanding at beginning of year	3,354,789	3,104,266	21,634,381	9,919,786	6,835,539
Units purchased	214,594	1,311,202	502,219	1,223,302	635,350
Units redeemed	(702,962)	(199,662)	(2,367,171)	(1,421,162)	(746,899)
Units outstanding at end of year	2,866,421	4,215,806	19,769,429	9,721,926	6,723,990

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	83

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$222,851	$—	$(132,806)	$31,686	$739,873
Net realized gain (loss) on sales of investments	126,790	8,417	150,401	1,300	(524,164)
Distributions from capital gains	109,582	483,106	1,961,036	—	—
Net change in unrealized appreciation (depreciation) of investments	(455,030)	605,241	2,647,115	(2,537)	490,297
Net increase (decrease) in net assets resulting from operations	4,193	1,096,764	4,625,746	30,449	706,006

Contract transactions
Contract purchase payments	496,053	1,391,625	881,445	171,808	1,044,148
Net transfers(1)	(57,735)	201,798	(490,828)	83,671	2,445,408
Transfers for policy loans	(131,960)	(85,534)	(656,000)	581	5,524
Policy charges	(390,093)	(336,521)	(521,184)	(55,659)	(936,217)
Contract terminations:
Surrender benefits	(1,041,628)	(51,399)	(1,405,376)	(10,467)	(1,582,927)
Death benefits	—	—	(18,231)	—	(385)
Increase (decrease) from transactions	(1,125,363)	1,119,969	(2,210,174)	189,934	975,551
Net assets at beginning of year	20,525,149	6,451,281	30,674,190	801,973	30,475,871
Net assets at end of year	$19,403,979	$8,668,014	$33,089,762	$1,022,356	$32,157,428

Accumulation unit activity
Units outstanding at beginning of year	8,802,149	4,124,446	8,086,157	785,604	21,299,834
Units purchased	1,008,136	920,915	567,132	249,045	3,074,345
Units redeemed	(1,175,226)	(270,814)	(882,137)	(63,846)	(1,904,850)
Units outstanding at end of year	8,635,059	4,774,547	7,771,152	970,803	22,469,329

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst
Operations
Investment income (loss) — net	$—	$(118,940)	$(87,811)	$—	$529,396
Net realized gain (loss) on sales of investments	4,492	613,832	358,637	23,086	176,853
Distributions from capital gains	331,898	1,267,635	982,001	64,139	—
Net change in unrealized appreciation (depreciation) of investments	595,305	1,964,343	4,976,636	200,893	2,401,216
Net increase (decrease) in net assets resulting from operations	931,695	3,726,870	6,229,463	288,118	3,107,465

Contract transactions
Contract purchase payments	1,507,709	899,628	926,311	41,127	5,967,691
Net transfers(1)	2,004,640	1,942,709	1,821,573	573,610	4,693,276
Transfers for policy loans	(40,813)	(497,296)	(178,335)	(9,229)	(97,582)
Policy charges	(312,972)	(505,270)	(522,776)	(10,150)	(1,664,751)
Contract terminations:
Surrender benefits	(48,651)	(1,054,121)	(968,414)	(9,897)	(128,797)
Death benefits	—	—	(52,668)	—	—
Increase (decrease) from transactions	3,109,913	785,650	1,025,691	585,461	8,769,837
Net assets at beginning of year	5,987,535	30,299,554	18,077,780	605,322	17,770,341
Net assets at end of year	$10,029,143	$34,812,074	$25,332,934	$1,478,901	$29,647,643

Accumulation unit activity
Units outstanding at beginning of year	3,807,924	7,036,627	3,928,386	511,035	12,005,591
Units purchased	2,090,576	1,261,192	2,143,823	444,140	6,511,528
Units redeemed	(238,206)	(439,933)	(487,531)	(22,414)	(1,164,271)
Units outstanding at end of year	5,660,294	7,857,886	5,584,678	932,761	17,352,848

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	85

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Operations
Investment income (loss) — net	$103,902	$24,519	$135,037	$45,738	$(291,070)
Net realized gain (loss) on sales of investments	64,994	389,273	(10,424)	(30,032)	2,986,363
Distributions from capital gains	—	1,048,053	—	—	—
Net change in unrealized appreciation (depreciation) of investments	630,349	1,751,763	(72,407)	(5,372)	13,390,693
Net increase (decrease) in net assets resulting from operations	799,245	3,213,608	52,206	10,334	16,085,986

Contract transactions
Contract purchase payments	396,014	312,605	720,904	81,227	1,019,577
Net transfers(1)	271,122	(270,733)	522,222	1,852	478,618
Transfers for policy loans	(1,373)	(356,856)	(3,110)	(6,272)	(785,864)
Policy charges	(152,815)	(428,791)	(152,364)	(23,745)	(899,807)
Contract terminations:
Surrender benefits	(123,745)	(838,593)	(3,718)	(43,076)	(2,129,677)
Death benefits	—	(40,722)	—	—	—
Increase (decrease) from transactions	389,203	(1,623,090)	1,083,934	9,986	(2,317,153)
Net assets at beginning of year	5,137,711	22,304,143	1,921,534	1,167,076	52,440,928
Net assets at end of year	$6,326,159	$23,894,661	$3,057,674	$1,187,396	$66,209,761

Accumulation unit activity
Units outstanding at beginning of year	3,292,863	3,427,922	1,781,805	983,002	6,351,083
Units purchased	390,392	57,211	1,144,640	67,833	806,442
Units redeemed	(162,042)	(357,273)	(145,562)	(66,726)	(584,018)
Units outstanding at end of year	3,521,213	3,127,860	2,780,883	984,109	6,573,507

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Operations
Investment income (loss) — net	$339,093	$2,725	$(78,408)	$—	$(5,205)
Net realized gain (loss) on sales of investments	978,762	157,440	1,235,715	4,360	3,447
Distributions from capital gains	—	259,200	608,812	—	—
Net change in unrealized appreciation (depreciation) of investments	656,554	2,234,497	4,052,802	42,451	108,639
Net increase (decrease) in net assets resulting from operations	1,974,409	2,653,862	5,818,921	46,811	106,881

Contract transactions
Contract purchase payments	1,213,740	1,644,184	474,139	105,456	51,244
Net transfers(1)	970,199	(204,319)	1,225,516	(44,935)	(63,348)
Transfers for policy loans	(189,730)	(67,748)	(136,375)	101	(3,509)
Policy charges	(992,382)	(405,553)	(335,566)	(33,757)	(27,181)
Contract terminations:
Surrender benefits	(2,237,546)	(157,868)	(942,678)	(28,787)	(62,331)
Death benefits	(33,228)	—	(66,366)	—	—
Increase (decrease) from transactions	(1,268,947)	808,696	218,670	(1,922)	(105,125)
Net assets at beginning of year	39,311,819	7,098,221	16,640,612	506,745	1,302,582
Net assets at end of year	$40,017,281	$10,560,779	$22,678,203	$551,634	$1,304,338

Accumulation unit activity
Units outstanding at beginning of year	17,173,319	3,714,615	3,292,522	445,968	943,204
Units purchased	2,014,664	725,647	742,810	88,532	57,917
Units redeemed	(1,949,263)	(355,905)	(325,348)	(87,656)	(127,965)
Units outstanding at end of year	17,238,720	4,084,357	3,709,984	446,844	873,156

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	87

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Lord Abt Bond Debenture, Cl VC(2)	LVIP AC Intl, Serv Cl	LVIP AC Intl, Std Cl II	LVIP AC Mid Cap Val, Std Cl II(2)	LVIP AC Val, Serv Cl
Operations
Investment income (loss) — net	$16,918	$105,999	$128,738	$4,939	$1,013,141
Net realized gain (loss) on sales of investments	53	(40,271)	145,102	1,006	1,362,054
Distributions from capital gains	—	—	—	4,514	2,378,310
Net change in unrealized appreciation (depreciation) of investments	(9,190)	165,168	(1,754)	1,107	(1,213,274)
Net increase (decrease) in net assets resulting from operations	7,781	230,896	272,086	11,566	3,540,231

Contract transactions
Contract purchase payments	90,667	300,374	302,704	42,473	1,187,633
Net transfers(1)	310,666	27,749	(634,051)	158,836	(1,172,024)
Transfers for policy loans	(492)	(121,383)	19,559	—	(441,666)
Policy charges	(9,220)	(183,424)	(300,668)	(5,436)	(795,208)
Contract terminations:
Surrender benefits	(77)	(534,216)	(614,444)	(103)	(1,590,735)
Death benefits	—	(31,477)	(162)	—	(85,091)
Increase (decrease) from transactions	391,544	(542,377)	(1,227,062)	195,770	(2,897,091)
Net assets at beginning of year	—	10,425,928	12,087,618	—	40,227,391
Net assets at end of year	$399,325	$10,114,447	$11,132,642	$207,336	$40,870,531

Accumulation unit activity
Units outstanding at beginning of year	—	5,765,425	4,648,762	—	14,406,378
Units purchased	384,120	1,122,670	119,719	195,519	2,697,542
Units redeemed	(9,212)	(1,144,474)	(555,358)	(5,024)	(3,093,141)
Units outstanding at end of year	374,908	5,743,621	4,213,123	190,495	14,010,779

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	LVIP AC Val, Std Cl II	Mac VIP Asset Strategy, Serv Cl	Mac VIP Asset Strategy, Std Cl(2)	Mac VIP Intl Core Eq, Std Cl(3)	MFS Gbl Real Est, Init Cl(2)
Operations
Investment income (loss) — net	$1,616,528	$34,098	$78	$965	$889
Net realized gain (loss) on sales of investments	1,760,666	12,773	16	(161)	31
Distributions from capital gains	3,724,322	78,618	164	175	—
Net change in unrealized appreciation (depreciation) of investments	(1,498,362)	109,142	(96)	(4,796)	(1,799)
Net increase (decrease) in net assets resulting from operations	5,603,154	234,631	162	(3,817)	(879)

Contract transactions
Contract purchase payments	2,478,149	72,151	2,268	39,373	7,669
Net transfers(1)	157,298	(53,542)	3,022	134,104	56,978
Transfers for policy loans	(122,898)	(55,775)	—	—	—
Policy charges	(1,840,905)	(45,238)	(886)	(2,977)	(1,717)
Contract terminations:
Surrender benefits	(2,953,386)	(71,064)	—	—	(79)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(2,281,742)	(153,468)	4,404	170,500	62,851
Net assets at beginning of year	63,388,901	1,983,644	—	—	—
Net assets at end of year	$66,710,313	$2,064,807	$4,566	$166,683	$61,972

Accumulation unit activity
Units outstanding at beginning of year	16,048,956	1,374,196	—	—	—
Units purchased	1,859,371	57,758	4,776	170,252	64,370
Units redeemed	(1,337,214)	(159,977)	(793)	(2,899)	(1,659)
Units outstanding at end of year	16,571,113	1,271,977	3,983	167,353	62,711

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

(3)	For the period April 26, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	89

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	MFS Intl Gro, Init Cl(2)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$3,217	$(176,419)	$(129,170)	$80,309	$385,496
Net realized gain (loss) on sales of investments	1,129	1,328,569	(1,931,797)	(18,607)	186,972
Distributions from capital gains	1,045	4,574,168	—	99,101	667,872
Net change in unrealized appreciation (depreciation) of investments	(7,876)	1,560,310	3,665,561	208,474	1,113,878
Net increase (decrease) in net assets resulting from operations	(2,485)	7,286,628	1,604,594	369,277	2,354,218

Contract transactions
Contract purchase payments	212,631	852,180	615,055	556,376	665,094
Net transfers(1)	397,182	(1,618,332)	(1,206,594)	(101,018)	(948,085)
Transfers for policy loans	—	(454,190)	(84,974)	(8,666)	(157,886)
Policy charges	(12,654)	(965,431)	(561,951)	(183,184)	(620,028)
Contract terminations:
Surrender benefits	(83)	(2,301,243)	(1,137,105)	(6,505)	(1,222,252)
Death benefits	—	(96,168)	(193)	—	(23,406)
Increase (decrease) from transactions	597,076	(4,583,184)	(2,375,762)	257,003	(2,306,563)
Net assets at beginning of year	—	49,189,910	28,058,352	3,130,174	23,337,994
Net assets at end of year	$594,591	$51,893,354	$27,287,184	$3,756,454	$23,385,649

Accumulation unit activity
Units outstanding at beginning of year	—	17,980,666	5,965,499	2,288,141	7,480,609
Units purchased	548,867	1,387,603	985,449	381,058	1,109,963
Units redeemed	(11,192)	(2,674,632)	(788,330)	(210,012)	(1,264,166)
Units outstanding at end of year	537,675	16,693,637	6,162,618	2,459,187	7,326,406

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$—	$(76,510)	$6,302	$—	$707,192
Net realized gain (loss) on sales of investments	(345,578)	(5,525,271)	12,118	29,313	(308,120)
Distributions from capital gains	—	—	135,775	50,261	—
Net change in unrealized appreciation (depreciation) of investments	3,676,523	13,909,524	449,403	148,583	(29,417)
Net increase (decrease) in net assets resulting from operations	3,330,945	8,307,743	603,598	228,157	369,655

Contract transactions
Contract purchase payments	1,857,635	928,047	257,395	76,551	359,567
Net transfers(1)	(620,934)	(2,836,390)	92,417	67,285	(36,232)
Transfers for policy loans	(172,355)	(129,282)	(2,541)	(1,088)	(112,712)
Policy charges	(477,051)	(460,481)	(95,953)	(45,971)	(291,618)
Contract terminations:
Surrender benefits	(37,536)	(761,594)	(6,298)	(14,667)	(437,230)
Death benefits	—	(46,089)	—	—	(578)
Increase (decrease) from transactions	549,759	(3,305,789)	245,020	82,110	(518,803)
Net assets at beginning of year	7,367,046	22,415,858	2,293,344	877,301	12,130,857
Net assets at end of year	$11,247,750	$27,417,812	$3,141,962	$1,187,568	$11,981,709

Accumulation unit activity
Units outstanding at beginning of year	5,406,268	5,727,534	1,331,685	244,436	6,334,133
Units purchased	1,284,412	674,029	171,206	34,193	799,640
Units redeemed	(870,967)	(1,022,159)	(53,107)	(15,022)	(805,713)
Units outstanding at end of year	5,819,713	5,379,404	1,449,784	263,607	6,328,060

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	91

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IA
Operations
Investment income (loss) — net	$82,239	$31,883	$600,810	$194,575	$10,230
Net realized gain (loss) on sales of investments	632	1,073	(239,342)	(2,876)	12,895
Distributions from capital gains	—	—	—	—	63,072
Net change in unrealized appreciation (depreciation) of investments	(35,653)	60,011	(73,039)	(77,677)	(119,915)
Net increase (decrease) in net assets resulting from operations	47,218	92,967	288,429	114,022	(33,718)

Contract transactions
Contract purchase payments	153,909	6,853	383,806	886,585	503,774
Net transfers(1)	13,456	(1,607)	4,931,498	1,243,320	455,184
Transfers for policy loans	(4,904)	(125)	(162,033)	(28,412)	(7,239)
Policy charges	(40,595)	(11,746)	(265,595)	(253,042)	(84,227)
Contract terminations:
Surrender benefits	(8,803)	(993)	(662,834)	(55,316)	—
Death benefits	—	—	(21,593)	—	—
Increase (decrease) from transactions	113,063	(7,618)	4,203,249	1,793,135	867,492
Net assets at beginning of year	1,138,170	866,781	15,066,202	3,765,629	1,255,659
Net assets at end of year	$1,298,451	$952,130	$19,557,880	$5,672,786	$2,089,433

Accumulation unit activity
Units outstanding at beginning of year	886,233	554,652	13,672,696	3,600,661	1,119,591
Units purchased	127,594	4,103	4,716,645	1,997,764	786,354
Units redeemed	(41,207)	(8,650)	(1,003,451)	(316,137)	(74,029)
Units outstanding at end of year	972,620	550,105	17,385,890	5,282,288	1,831,916

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IA(2)	Put VT Lg Cap Val, Cl IA(2)
Operations
Investment income (loss) — net	$6,179	$258,255	$154,578	$3	$209
Net realized gain (loss) on sales of investments	446,310	(80,435)	185,837	(120)	1,314
Distributions from capital gains	1,300,662	—	—	—	718
Net change in unrealized appreciation (depreciation) of investments	(1,328,994)	164,123	(104,956)	(8,195)	14,517
Net increase (decrease) in net assets resulting from operations	424,157	341,943	235,459	(8,312)	16,758

Contract transactions
Contract purchase payments	611,329	107,519	233,747	37,934	158,651
Net transfers(1)	(652,833)	21,691	858,135	248,198	1,105,749
Transfers for policy loans	(346,255)	(74,454)	(116,891)	(965)	—
Policy charges	(553,738)	(155,569)	(153,864)	(8,017)	(13,724)
Contract terminations:
Surrender benefits	(933,848)	(271,208)	(313,679)	(107)	(220)
Death benefits	(7,581)	—	(32,033)	—	—
Increase (decrease) from transactions	(1,882,926)	(372,021)	475,415	277,043	1,250,456
Net assets at beginning of year	28,809,795	4,959,775	7,749,762	—	—
Net assets at end of year	$27,351,026	$4,929,697	$8,460,636	$268,731	$1,267,214

Accumulation unit activity
Units outstanding at beginning of year	7,115,911	1,769,204	3,397,639	—	—
Units purchased	986,951	65,118	1,019,779	259,836	1,071,835
Units redeemed	(853,547)	(194,974)	(565,468)	(8,162)	(11,422)
Units outstanding at end of year	7,249,315	1,639,348	3,851,950	251,674	1,060,413

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	93

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$(447,995)	$(9,852)	$(167,943)	$—	$(9,585)
Net realized gain (loss) on sales of investments	5,576,137	350,094	(19,651)	(8,029)	(164,433)
Distributions from capital gains	958,857	40,517	2,113,510	—	—
Net change in unrealized appreciation (depreciation) of investments	24,058,548	840,333	1,798,300	(79,421)	(153,145)
Net increase (decrease) in net assets resulting from operations	30,145,547	1,221,092	3,724,216	(87,450)	(327,163)

Contract transactions
Contract purchase payments	2,537,263	114,882	746,829	120,021	85,373
Net transfers(1)	(3,171,971)	(2,053)	(480,276)	(55,644)	(13,092)
Transfers for policy loans	(1,543,786)	(104,017)	(182,421)	(9,130)	(14,685)
Policy charges	(4,380,743)	(66,583)	(946,504)	(43,562)	(49,080)
Contract terminations:
Surrender benefits	(7,735,051)	(147,234)	(1,311,880)	(1,015)	(109,274)
Death benefits	(48,334)	(15,490)	(104)	—	—
Increase (decrease) from transactions	(14,342,622)	(220,495)	(2,174,356)	10,670	(100,758)
Net assets at beginning of year	137,265,627	5,502,806	29,907,776	771,558	2,831,330
Net assets at end of year	$153,068,552	$6,503,403	$31,457,636	$694,778	$2,403,409

Accumulation unit activity
Units outstanding at beginning of year	18,872,294	1,184,296	6,886,435	875,335	3,195,080
Units purchased	303,852	402,270	167,508	143,088	304,124
Units redeemed	(2,009,811)	(219,322)	(643,087)	(131,504)	(435,580)
Units outstanding at end of year	17,166,335	1,367,244	6,410,856	886,919	3,063,624

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$552,727	$180,360	$—	$(1,121,756)	$(1,545,217)
Net realized gain (loss) on sales of investments	985,286	171,296	597,718	18,393,188	22,042,688
Distributions from capital gains	2,181,782	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(4,347,304)	554,795	14,373,408	30,860,447	24,753,956
Net increase (decrease) in net assets resulting from operations	(627,509)	906,451	14,971,126	48,131,879	45,251,427

Contract transactions
Contract purchase payments	729,240	123,172	28,526,553	16,085,719	9,905,612
Net transfers(1)	(330,831)	(480,905)	11,697,915	(5,049,983)	(5,742,560)
Transfers for policy loans	(234,250)	(165,169)	(986,118)	(3,141,180)	(6,634,578)
Policy charges	(924,433)	(103,504)	(5,964,295)	(5,747,982)	(5,571,747)
Contract terminations:
Surrender benefits	(1,472,106)	(269,861)	(768,268)	(19,237,062)	(16,180,934)
Death benefits	(23,737)	—	—	(2,227)	(7,443)
Increase (decrease) from transactions	(2,256,117)	(896,267)	32,505,787	(17,092,715)	(24,231,650)
Net assets at beginning of year	28,721,566	6,332,657	100,692,346	377,076,432	360,393,862
Net assets at end of year	$25,837,940	$6,342,841	$148,169,259	$408,115,596	$381,413,639

Accumulation unit activity
Units outstanding at beginning of year	7,472,386	5,083,840	70,330,482	156,718,839	148,630,806
Units purchased	182,210	508,901	25,807,884	12,833,735	13,862,177
Units redeemed	(728,200)	(1,133,653)	(4,948,867)	(16,642,995)	(18,266,583)
Units outstanding at end of year	6,926,396	4,459,088	91,189,499	152,909,579	144,226,400

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	95

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$—	$(91,436)	$(92,492)	$—	$(9,849)
Net realized gain (loss) on sales of investments	62,880	342,817	436,339	1,543	15,022
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	37,777	549,585	470,627	27,805	89,969
Net increase (decrease) in net assets resulting from operations	100,657	800,966	814,474	29,348	95,142

Contract transactions
Contract purchase payments	372,193	667,415	643,442	65,641	8,379
Net transfers(1)	(1,055,370)	1,085,166	1,440,932	2,723	741,997
Transfers for policy loans	(95)	(263,823)	(147,357)	(6,389)	14,580
Policy charges	(138,003)	(679,626)	(892,634)	(46,715)	(95,402)
Contract terminations:
Surrender benefits	—	(1,825,425)	(2,401,877)	(974)	(132,249)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(821,275)	(1,016,293)	(1,357,494)	14,286	537,305
Net assets at beginning of year	2,942,726	20,767,457	21,135,695	602,146	2,646,926
Net assets at end of year	$2,222,108	$20,552,130	$20,592,675	$645,780	$3,279,373

Accumulation unit activity
Units outstanding at beginning of year	2,638,428	14,939,865	15,252,062	547,019	2,244,701
Units purchased	324,715	2,494,731	1,813,592	61,128	644,737
Units redeemed	(1,060,044)	(3,035,112)	(2,708,645)	(47,582)	(210,820)
Units outstanding at end of year	1,903,099	14,399,484	14,357,009	560,565	2,678,618

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1
Operations
Investment income (loss) — net	$—	$(14,321)	$—	$(146,079)	$—
Net realized gain (loss) on sales of investments	19,158	97,325	564,647	1,828,869	116,069
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	111,449	130,780	2,909,158	3,435,570	1,656,583
Net increase (decrease) in net assets resulting from operations	130,607	213,784	3,473,805	5,118,360	1,772,652

Contract transactions
Contract purchase payments	346,601	50,364	5,160,711	1,920,536	4,609,915
Net transfers(1)	152,000	(15,281)	(1,368,067)	(660,114)	1,024,395
Transfers for policy loans	(536)	9,339	(231,017)	(616,098)	(157,020)
Policy charges	(151,407)	(150,373)	(1,634,257)	(1,014,334)	(1,478,614)
Contract terminations:
Surrender benefits	(13,265)	(138,737)	(336,520)	(782,376)	(227,396)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	333,393	(244,688)	1,590,850	(1,152,386)	3,771,280
Net assets at beginning of year	1,661,504	3,437,560	27,703,914	44,069,135	16,843,470
Net assets at end of year	$2,125,504	$3,406,656	$32,768,569	$48,035,109	$22,387,402

Accumulation unit activity
Units outstanding at beginning of year	1,440,271	2,743,131	21,742,417	30,490,473	13,843,088
Units purchased	416,473	310,328	3,738,487	2,378,575	4,366,712
Units redeemed	(137,167)	(505,492)	(2,571,353)	(3,150,798)	(1,439,784)
Units outstanding at end of year	1,719,577	2,547,967	22,909,551	29,718,250	16,770,016

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	97

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1
Operations
Investment income (loss) — net	$(133,822)	$—	$(1,527,587)	$(2,321,747)	$—
Net realized gain (loss) on sales of investments	1,353,009	198,120	17,413,765	28,009,144	249,141
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	2,114,532	6,365,335	14,865,826	14,836,838	24,254,053
Net increase (decrease) in net assets resulting from operations	3,333,719	6,563,455	30,752,004	40,524,235	24,503,194

Contract transactions
Contract purchase payments	1,401,878	20,980,891	13,516,810	14,070,061	49,226,793
Net transfers(1)	(1,336,315)	10,087,491	(11,011,967)	(11,019,934)	31,519,631
Transfers for policy loans	(275,474)	48,430	(2,139,190)	(3,090,085)	(1,828,494)
Policy charges	(1,122,736)	(5,074,328)	(12,558,116)	(17,257,736)	(12,313,865)
Contract terminations:
Surrender benefits	(2,709,942)	(854,817)	(16,913,024)	(22,823,178)	(1,719,633)
Death benefits	—	(3,003)	(258,289)	(219,218)	(3,019)
Increase (decrease) from transactions	(4,042,589)	25,184,664	(29,363,776)	(40,340,090)	64,881,413
Net assets at beginning of year	38,487,630	66,441,409	380,800,330	505,007,785	201,148,730
Net assets at end of year	$37,778,760	$98,189,528	$382,188,558	$505,191,930	$290,533,337

Accumulation unit activity
Units outstanding at beginning of year	28,242,829	51,969,789	201,445,498	265,810,460	149,201,088
Units purchased	2,455,268	22,864,941	13,513,508	24,221,778	55,348,477
Units redeemed	(5,309,944)	(4,372,576)	(25,769,154)	(39,002,877)	(10,894,528)
Units outstanding at end of year	25,388,153	70,462,154	189,189,852	251,029,361	193,655,037

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Operations
Investment income (loss) — net	$(2,154,149)	$(4,348,233)	$—	$(197,886)	$(251,772)
Net realized gain (loss) on sales of investments	30,552,764	55,394,633	31,007	1,362,717	2,962,484
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	46,787,762	51,145,379	285,226	1,240,849	493,790
Net increase (decrease) in net assets resulting from operations	75,186,377	102,191,779	316,233	2,405,680	3,204,502

Contract transactions
Contract purchase payments	30,441,831	28,495,027	1,161,269	1,371,212	3,112,925
Net transfers(1)	(10,719,664)	(17,754,858)	332,733	1,920,472	(222,409)
Transfers for policy loans	(9,550,855)	(7,772,782)	(23,582)	5,857	(84,273)
Policy charges	(17,808,402)	(20,685,144)	(501,385)	(1,954,416)	(2,583,611)
Contract terminations:
Surrender benefits	(37,211,997)	(54,787,763)	(24,400)	(2,399,947)	(3,795,313)
Death benefits	(450,152)	(65,681)	—	—	(498,990)
Increase (decrease) from transactions	(45,299,239)	(72,571,201)	944,635	(1,056,822)	(4,071,671)
Net assets at beginning of year	719,979,396	996,385,583	4,285,027	42,843,719	56,234,239
Net assets at end of year	$749,866,534	$1,026,006,161	$5,545,895	$44,192,577	$55,367,070

Accumulation unit activity
Units outstanding at beginning of year	339,295,232	464,107,766	3,598,939	26,414,744	34,753,277
Units purchased	26,090,031	43,962,050	1,205,504	3,594,122	4,599,992
Units redeemed	(42,071,729)	(64,480,024)	(439,864)	(3,936,063)	(6,272,973)
Units outstanding at end of year	323,313,534	443,589,792	4,364,579	26,072,803	33,080,296

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	99

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$58,419	$20,853	$—	$—	$(34,925)
Net realized gain (loss) on sales of investments	(3,240)	(7,973)	14,910	50,810	718,044
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(19,148)	(200)	327,253	74,987	847,169
Net increase (decrease) in net assets resulting from operations	36,031	12,680	342,163	125,797	1,530,288

Contract transactions
Contract purchase payments	251,528	45,700	467,553	34,287	147,841
Net transfers(1)	498,736	39,041	325,149	206,071	263,385
Transfers for policy loans	4,661	(14,043)	(3,657)	23,864	(43,095)
Policy charges	(93,696)	(16,967)	(100,935)	(13,014)	(141,576)
Contract terminations:
Surrender benefits	—	(15,029)	(4,858)	(55,057)	(334,277)
Death benefits	—	—	—	—	(1,079)
Increase (decrease) from transactions	661,229	38,702	683,252	196,151	(108,801)
Net assets at beginning of year	1,268,222	620,940	1,220,879	548,506	6,787,963
Net assets at end of year	$1,965,482	$672,322	$2,246,294	$870,454	$8,209,450

Accumulation unit activity
Units outstanding at beginning of year	1,198,318	537,016	693,531	159,411	1,739,039
Units purchased	705,161	72,318	393,641	62,699	131,953
Units redeemed	(87,236)	(39,361)	(53,419)	(16,606)	(136,735)
Units outstanding at end of year	1,816,243	569,973	1,033,753	205,504	1,734,257

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1
Operations
Investment income (loss) — net	$42,671	$22,582	$40,360	$30,948	$72,517
Net realized gain (loss) on sales of investments	957	(15,698)	(2,830)	(1,470)	16,988
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	131,601	104,760	(188,223)	(133,700)	9,200
Net increase (decrease) in net assets resulting from operations	175,229	111,644	(150,693)	(104,222)	98,705

Contract transactions
Contract purchase payments	782,155	155,659	1,114,991	531,707	456,012
Net transfers(1)	378,230	(46,063)	903,103	31,893	373,401
Transfers for policy loans	(7,479)	(70,337)	(34,132)	(86,327)	(315)
Policy charges	(158,975)	(31,706)	(257,386)	(135,255)	(113,094)
Contract terminations:
Surrender benefits	(15,208)	(38,325)	(38,345)	(121,318)	(7,137)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	978,723	(30,772)	1,688,231	220,700	708,867
Net assets at beginning of year	2,999,145	2,184,782	5,383,385	6,361,798	2,401,915
Net assets at end of year	$4,153,097	$2,265,654	$6,920,923	$6,478,276	$3,209,487

Accumulation unit activity
Units outstanding at beginning of year	2,309,855	1,287,241	4,116,508	3,686,045	2,054,249
Units purchased	842,729	86,734	1,479,639	312,775	667,018
Units redeemed	(131,057)	(109,680)	(241,085)	(191,616)	(97,662)
Units outstanding at end of year	3,021,527	1,264,295	5,355,062	3,807,204	2,623,605

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	101

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$95,349	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	44,372	1,347	10,509	1,996	10,566
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	8,105	243,841	166,065	57,839	75,690
Net increase (decrease) in net assets resulting from operations	147,826	245,188	176,574	59,835	86,256

Contract transactions
Contract purchase payments	230,817	260,919	84,408	186,298	79,638
Net transfers(1)	(377,000)	616,233	152,466	45,414	(63,445)
Transfers for policy loans	12,395	(527)	(2,079)	(1,339)	(2,414)
Policy charges	(55,370)	(77,573)	(24,737)	(49,710)	(27,586)
Contract terminations:
Surrender benefits	(77,414)	(5,768)	(23,472)	—	(7,250)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(266,572)	793,284	186,586	180,663	(21,057)
Net assets at beginning of year	3,756,258	992,075	833,365	704,267	1,179,725
Net assets at end of year	$3,637,512	$2,030,547	$1,196,525	$944,765	$1,244,924

Accumulation unit activity
Units outstanding at beginning of year	2,380,282	844,834	378,532	553,195	522,788
Units purchased	146,467	671,763	99,991	172,850	34,518
Units redeemed	(316,792)	(64,030)	(20,672)	(38,690)	(45,083)
Units outstanding at end of year	2,209,957	1,452,567	457,851	687,355	512,223

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

102	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn
Operations
Investment income (loss) — net	$(52,936)	$—	$—	$—	$(438,231)
Net realized gain (loss) on sales of investments	1,275,516	3,130	43,125	111,275	(7,820,188)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(249,568)	39,792	1,693,198	575,621	20,700,476
Net increase (decrease) in net assets resulting from operations	973,012	42,922	1,736,323	686,896	12,442,057

Contract transactions
Contract purchase payments	383,436	65,974	2,075,202	853,014	2,177,616
Net transfers(1)	(268,725)	40,845	483,123	472,625	(3,010,490)
Transfers for policy loans	(155,429)	—	(6,022)	(446,141)	(501,887)
Policy charges	(310,089)	(38,513)	(735,509)	(354,527)	(2,119,207)
Contract terminations:
Surrender benefits	(811,354)	—	(91,266)	(59,858)	(4,522,179)
Death benefits	—	—	—	—	(6,383)
Increase (decrease) from transactions	(1,162,161)	68,306	1,725,528	465,113	(7,982,530)
Net assets at beginning of year	13,821,803	414,183	9,547,362	4,826,643	93,892,992
Net assets at end of year	$13,632,654	$525,411	$13,009,213	$5,978,652	$98,352,519

Accumulation unit activity
Units outstanding at beginning of year	4,826,473	353,518	7,332,965	3,894,173	22,136,144
Units purchased	1,389,623	86,468	1,754,345	998,898	5,154,195
Units redeemed	(1,077,760)	(31,055)	(578,204)	(640,780)	(3,949,914)
Units outstanding at end of year	5,138,336	408,931	8,509,106	4,252,291	23,340,425

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	103

Statement of Changes in Net Assets

Year ended December 31, 2024 (continued)	Wanger Intl	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$619,044	$74,489	$19,751
Net realized gain (loss) on sales of investments	(3,203,776)	(4,524)	(5,317)
Distributions from capital gains	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(3,145,195)	6,460	5,631
Net increase (decrease) in net assets resulting from operations	(5,729,927)	76,425	20,065

Contract transactions
Contract purchase payments	1,954,213	148,336	16,462
Net transfers(1)	(1,477,981)	25,073	38,820
Transfers for policy loans	(324,352)	(14,075)	(9,986)
Policy charges	(1,525,953)	(75,910)	(7,322)
Contract terminations:
Surrender benefits	(2,829,936)	(5,034)	(8,773)
Death benefits	(1,317)	—	—
Increase (decrease) from transactions	(4,205,326)	78,390	29,201
Net assets at beginning of year	69,983,995	1,036,133	287,564
Net assets at end of year	$60,048,742	$1,190,948	$336,830

Accumulation unit activity
Units outstanding at beginning of year	26,323,823	927,114	216,266
Units purchased	4,032,927	150,219	39,999
Units redeemed	(3,760,526)	(81,974)	(18,594)
Units outstanding at end of year	26,596,224	995,359	237,671

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

104	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023	AB VPS Dyn Asset Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B
Operations
Investment income (loss) — net	$2,446	$97,235	$—	$(233,909)	$271,146
Net realized gain (loss) on sales of investments	(13,120)	12,542	(9,267)	32,629	(145,503)
Distributions from capital gains	—	—	959,355	4,811,866	2,576,285
Net change in unrealized appreciation (depreciation) of investments	79,706	4,834,815	3,223,223	14,303,515	724,364
Net increase (decrease) in net assets resulting from operations	69,032	4,944,592	4,173,311	18,914,101	3,426,292

Contract transactions
Contract purchase payments	90,603	1,708,213	3,287,926	2,160,411	842,450
Net transfers(1)	58,743	(387,101)	1,728,592	3,218,512	(594,583)
Transfers for policy loans	(2,551)	(325,678)	(55,154)	(832,088)	(373,568)
Policy charges	(19,425)	(1,032,059)	(892,533)	(1,122,681)	(673,752)
Contract terminations:
Surrender benefits	(3,493)	(1,719,611)	(103,697)	(2,523,923)	(1,582,206)
Death benefits	—	(8,788)	—	(29,248)	(9,968)
Increase (decrease) from transactions	123,877	(1,765,024)	3,965,134	870,983	(2,391,627)
Net assets at beginning of year	450,808	34,925,586	10,257,494	55,103,007	32,111,432
Net assets at end of year	$643,717	$38,105,154	$18,395,939	$74,888,091	$33,146,097

Accumulation unit activity
Units outstanding at beginning of year	375,278	21,293,920	6,917,043	11,267,393	8,098,794
Units purchased	136,793	2,757,060	2,862,469	1,493,621	1,588,561
Units redeemed	(38,212)	(3,213,785)	(599,093)	(855,733)	(1,382,373)
Units outstanding at end of year	473,859	20,837,195	9,180,419	11,905,281	8,304,982

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	105

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1	Allspg VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$75,119	$—	$(67,484)	$—	$(81,329)
Net realized gain (loss) on sales of investments	(234,267)	(3,870)	(92,850)	(81,951)	(1,092,969)
Distributions from capital gains	413,404	36,255	1,295,069	—	—
Net change in unrealized appreciation (depreciation) of investments	1,755,275	79,352	2,387,825	270,675	2,046,718
Net increase (decrease) in net assets resulting from operations	2,009,531	111,737	3,522,560	188,724	872,420

Contract transactions
Contract purchase payments	404,622	117,932	398,932	1,420,432	1,108,613
Net transfers(1)	(245,337)	213,845	(209,147)	386,449	202,399
Transfers for policy loans	(67,966)	675	(147,993)	(35,265)	(383,279)
Policy charges	(288,295)	(27,621)	(347,210)	(367,371)	(542,453)
Contract terminations:
Surrender benefits	(515,820)	(1,191)	(773,701)	(5,172)	(884,227)
Death benefits	(4,454)	—	—	—	(6,464)
Increase (decrease) from transactions	(717,250)	303,640	(1,079,119)	1,399,073	(505,411)
Net assets at beginning of year	12,735,523	298,318	14,058,158	3,974,263	23,862,130
Net assets at end of year	$14,027,804	$713,695	$16,501,599	$5,562,060	$24,229,139

Accumulation unit activity
Units outstanding at beginning of year	5,947,142	213,469	3,274,386	3,335,588	6,328,345
Units purchased	777,374	207,447	682,538	1,476,453	891,183
Units redeemed	(940,092)	(18,256)	(550,107)	(338,559)	(655,078)
Units outstanding at end of year	5,784,424	402,660	3,406,817	4,473,482	6,564,450

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

106	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Operations
Investment income (loss) — net	$71,062	$405,180	$178,409	$276,059	$161,462
Net realized gain (loss) on sales of investments	88	494,304	(18,608)	(262,684)	(26,356)
Distributions from capital gains	22,346	165,158	—	—	55,952
Net change in unrealized appreciation (depreciation) of investments	112,473	991,139	668,752	1,435,086	2,054,197
Net increase (decrease) in net assets resulting from operations	205,969	2,055,781	828,553	1,448,461	2,245,255

Contract transactions
Contract purchase payments	579,080	483,228	1,500,720	496,771	314,928
Net transfers(1)	(111,626)	(3,163,206)	1,752,887	(98,814)	(429,106)
Transfers for policy loans	11,279	(265,736)	(8,229)	(45,452)	(134,116)
Policy charges	(127,427)	(242,282)	(417,606)	(284,142)	(296,496)
Contract terminations:
Surrender benefits	(1,664)	(449,289)	(26,763)	(550,744)	(327,783)
Death benefits	—	—	—	—	(10,186)
Increase (decrease) from transactions	349,642	(3,637,285)	2,801,009	(482,381)	(882,759)
Net assets at beginning of year	1,591,772	16,964,959	4,740,704	12,172,831	14,278,577
Net assets at end of year	$2,147,383	$15,383,455	$8,370,266	$13,138,911	$15,641,073

Accumulation unit activity
Units outstanding at beginning of year	1,280,119	16,509,743	3,945,221	8,825,070	5,078,493
Units purchased	452,682	601,124	2,586,814	520,921	512,937
Units redeemed	(221,241)	(3,852,939)	(358,267)	(910,318)	(617,483)
Units outstanding at end of year	1,511,560	13,257,928	6,173,768	8,435,673	4,973,947

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	107

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Operations
Investment income (loss) — net	$—	$(1,299,471)	$309,759	$188,105	$—
Net realized gain (loss) on sales of investments	32,663	10,285,823	(163,501)	(124,068)	7,753
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,896,093	28,693,236	(251,278)	(150,444)	1,894,360
Net increase (decrease) in net assets resulting from operations	3,928,756	37,679,588	(105,020)	(86,407)	1,902,113

Contract transactions
Contract purchase payments	5,145,052	7,191,447	362,323	61,619	1,568,022
Net transfers(1)	5,380,481	3,224,211	(513,455)	(345,685)	2,273,577
Transfers for policy loans	(82,340)	(60,870)	(35,268)	(38,447)	(29,423)
Policy charges	(1,318,550)	(9,518,260)	(99,989)	(15,514)	(377,338)
Contract terminations:
Surrender benefits	(132,032)	(9,886,158)	(1,924)	(12,611)	(7,679)
Death benefits	(17)	(136,413)	—	—	—
Increase (decrease) from transactions	8,992,594	(9,186,043)	(288,313)	(350,638)	3,427,159
Net assets at beginning of year	14,226,768	190,709,099	1,842,161	1,251,045	4,593,747
Net assets at end of year	$27,148,118	$219,202,644	$1,448,828	$814,000	$9,923,019

Accumulation unit activity
Units outstanding at beginning of year	11,049,462	70,596,205	1,171,837	1,293,447	3,121,229
Units purchased	7,398,254	4,875,716	241,793	66,594	2,219,433
Units redeemed	(1,078,697)	(7,295,117)	(424,566)	(453,780)	(240,853)
Units outstanding at end of year	17,369,019	68,176,804	989,064	906,261	5,099,809

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

108	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$(2,164,352)	$—
Net realized gain (loss) on sales of investments	68,697	17,484	99,618	24,203,732	30,093
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,498,452	833,318	547,921	41,900,834	383,960
Net increase (decrease) in net assets resulting from operations	1,567,149	850,802	647,539	63,940,214	414,053

Contract transactions
Contract purchase payments	456,004	722,549	155,144	8,628,851	1,678,913
Net transfers(1)	504,820	1,016,226	41,356	(4,336,019)	1,206,814
Transfers for policy loans	(28,089)	(40,999)	(53,064)	(982,288)	(163,718)
Policy charges	(169,678)	(173,291)	(78,788)	(13,651,805)	(404,336)
Contract terminations:
Surrender benefits	(37,282)	(7,210)	(142,001)	(12,802,742)	(14,532)
Death benefits	—	—	—	(175,359)	—
Increase (decrease) from transactions	725,775	1,517,275	(77,353)	(23,319,362)	2,303,141
Net assets at beginning of year	4,639,254	2,832,187	2,717,455	283,960,420	5,557,249
Net assets at end of year	$6,932,178	$5,200,264	$3,287,641	$324,581,272	$8,274,443

Accumulation unit activity
Units outstanding at beginning of year	1,873,582	2,060,058	894,606	92,009,235	3,946,928
Units purchased	331,466	1,123,508	56,997	5,443,496	2,065,451
Units redeemed	(82,316)	(142,009)	(79,326)	(11,088,252)	(420,184)
Units outstanding at end of year	2,122,732	3,041,557	872,277	86,364,479	5,592,195

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	109

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Operations
Investment income (loss) — net	$—	$(953,448)	$53,130	$32,537	$6,920
Net realized gain (loss) on sales of investments	155,886	12,618,875	(10,295)	(16,605)	(74,474)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	77,810	(3,261,837)	55,089	43,465	705,996
Net increase (decrease) in net assets resulting from operations	233,696	8,403,590	97,924	59,397	638,442

Contract transactions
Contract purchase payments	264,815	5,238,069	155,173	62,800	1,846,605
Net transfers(1)	(121,268)	(1,438,680)	549,001	5,935	894,035
Transfers for policy loans	(134,291)	(1,724,947)	(34,498)	(8,138)	(43,871)
Policy charges	(127,313)	(5,405,761)	(59,722)	(18,731)	(394,742)
Contract terminations:
Surrender benefits	(133,695)	(9,004,306)	(4,390)	(18,045)	(19,821)
Death benefits	—	(48,827)	—	—	—
Increase (decrease) from transactions	(251,752)	(12,384,452)	605,564	23,821	2,282,206
Net assets at beginning of year	5,031,581	204,738,441	421,900	587,060	5,503,936
Net assets at end of year	$5,013,525	$200,757,579	$1,125,388	$670,278	$8,424,584

Accumulation unit activity
Units outstanding at beginning of year	1,927,832	53,488,713	450,716	517,237	5,611,211
Units purchased	102,362	6,426,943	740,636	58,200	2,682,944
Units redeemed	(197,973)	(6,800,870)	(102,639)	(38,672)	(447,366)
Units outstanding at end of year	1,832,221	53,114,786	1,088,713	536,765	7,846,789

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

110	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1
Operations
Investment income (loss) — net	$—	$(181,506)	$8,920	$444,895	$635,687
Net realized gain (loss) on sales of investments	(317,080)	(2,749,692)	(4,676)	(608,076)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	927,929	6,327,159	24,247	1,646,007	—
Net increase (decrease) in net assets resulting from operations	610,849	3,395,961	28,491	1,482,826	635,687

Contract transactions
Contract purchase payments	611,490	1,514,461	24,667	642,372	8,530,555
Net transfers(1)	120,738	146,814	30,539	613,380	290,827
Transfers for policy loans	(7,973)	(450,701)	6,586	(73,658)	(91,581)
Policy charges	(167,604)	(967,608)	(13,523)	(568,213)	(1,350,230)
Contract terminations:
Surrender benefits	(130,868)	(1,395,576)	(9,824)	(618,094)	(3,049)
Death benefits	—	(51,723)	—	(24,795)	—
Increase (decrease) from transactions	425,783	(1,204,333)	38,445	(29,008)	7,376,522
Net assets at beginning of year	6,425,517	39,001,027	269,659	16,056,784	9,921,318
Net assets at end of year	$7,462,149	$41,192,655	$336,595	$17,510,602	$17,933,527

Accumulation unit activity
Units outstanding at beginning of year	4,948,080	20,470,841	305,978	14,711,626	9,621,239
Units purchased	542,508	2,583,428	68,694	1,867,724	8,352,251
Units redeemed	(228,078)	(2,244,282)	(25,783)	(1,622,819)	(1,367,177)
Units outstanding at end of year	5,262,510	20,809,987	348,889	14,956,531	16,606,313

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	111

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$383,765	$1,920,668	$153,335	$109,007	$2,200,783
Net realized gain (loss) on sales of investments	—	17	(8,374)	(28,104)	(890,484)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	—	(17)	190,286	158,679	3,597,551
Net increase (decrease) in net assets resulting from operations	383,765	1,920,668	335,247	239,582	4,907,850

Contract transactions
Contract purchase payments	1,470,450	4,327,852	734,496	136,870	1,465,914
Net transfers(1)	(1,768,985)	2,378,901	577,642	38,253	(79,126)
Transfers for policy loans	(267,132)	(601,780)	(28,010)	(45,966)	(161,807)
Policy charges	(499,457)	(4,173,562)	(212,002)	(64,569)	(1,393,074)
Contract terminations:
Surrender benefits	(391,614)	(3,557,825)	(41,312)	(97,666)	(1,685,583)
Death benefits	—	(408,561)	—	—	(14,953)
Increase (decrease) from transactions	(1,456,738)	(2,034,975)	1,030,814	(33,078)	(1,868,629)
Net assets at beginning of year	9,431,653	48,793,226	2,213,349	2,040,088	43,768,383
Net assets at end of year	$8,358,680	$48,678,919	$3,579,410	$2,246,592	$46,807,604

Accumulation unit activity
Units outstanding at beginning of year	9,022,670	48,495,923	2,010,363	1,365,475	18,230,753
Units purchased	1,373,287	6,631,021	1,130,732	111,092	2,763,719
Units redeemed	(2,741,397)	(8,636,956)	(243,286)	(132,407)	(2,326,433)
Units outstanding at end of year	7,654,560	46,489,988	2,897,809	1,344,160	18,668,039

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

112	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2
Operations
Investment income (loss) — net	$51,814	$48,197	$742,018	$93,610	$57,545
Net realized gain (loss) on sales of investments	(6,756)	(21,449)	(449,392)	(33,878)	(58,872)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	63,747	79,474	1,411,576	275,392	162,690
Net increase (decrease) in net assets resulting from operations	108,805	106,222	1,704,202	335,124	161,363

Contract transactions
Contract purchase payments	198,665	72,484	457,924	896,979	140,364
Net transfers(1)	290,085	45,235	647,668	2,562,377	582,316
Transfers for policy loans	(1,593)	(28,100)	(163,043)	(12,896)	(7,840)
Policy charges	(65,285)	(38,511)	(533,867)	(403,309)	(77,387)
Contract terminations:
Surrender benefits	(2,301)	(31,465)	(402,494)	(1,248)	(79,269)
Death benefits	—	—	(24,947)	—	—
Increase (decrease) from transactions	419,571	19,643	(18,759)	3,041,903	558,184
Net assets at beginning of year	684,249	953,568	15,535,788	2,743,432	2,257,030
Net assets at end of year	$1,212,625	$1,079,433	$17,221,231	$6,120,459	$2,976,577

Accumulation unit activity
Units outstanding at beginning of year	626,693	653,263	7,609,863	2,743,963	1,981,547
Units purchased	429,496	75,392	733,219	3,425,361	623,823
Units redeemed	(60,658)	(64,618)	(540,460)	(412,725)	(141,999)
Units outstanding at end of year	995,531	664,037	7,802,622	5,756,599	2,463,371

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	113

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1
Operations
Investment income (loss) — net	$1,466,200	$—	$—	$(357,623)	$—
Net realized gain (loss) on sales of investments	(2,435,422)	20,027	99,843	5,710,428	67,233
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	5,784,682	4,121,558	2,603,832	20,746,285	11,867,068
Net increase (decrease) in net assets resulting from operations	4,815,460	4,141,585	2,703,675	26,099,090	11,934,301

Contract transactions
Contract purchase payments	3,217,665	2,853,405	498,166	1,605,482	15,193,005
Net transfers(1)	5,108,511	1,742,501	741,390	2,650,140	18,499,557
Transfers for policy loans	(129,776)	(72,888)	(61,252)	(1,093,212)	(300,516)
Policy charges	(3,508,033)	(814,889)	(224,797)	(1,692,110)	(3,112,642)
Contract terminations:
Surrender benefits	(3,622,981)	(12,261)	(105,912)	(3,348,439)	(109,885)
Death benefits	(67,883)	—	—	(37,536)	—
Increase (decrease) from transactions	997,503	3,695,868	847,595	(1,915,675)	30,169,519
Net assets at beginning of year	84,441,236	8,295,153	6,136,613	62,909,208	32,515,310
Net assets at end of year	$90,254,199	$16,132,606	$9,687,883	$87,092,623	$74,619,130

Accumulation unit activity
Units outstanding at beginning of year	57,560,542	5,826,359	1,897,197	15,251,156	22,380,513
Units purchased	7,419,159	2,603,131	299,096	2,121,150	20,535,342
Units redeemed	(5,475,513)	(514,637)	(98,388)	(1,564,221)	(2,140,253)
Units outstanding at end of year	59,504,188	7,914,853	2,097,905	15,808,085	40,775,602

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

114	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1	Col VP Long Govt/Cr Bond, Cl 2
Operations
Investment income (loss) — net	$(679,398)	$77,115	$385,251	$27,206	$30,043
Net realized gain (loss) on sales of investments	7,389,375	(32,561)	(98,346)	(82,807)	(10,751)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	30,800,594	89,114	587,007	59,027	24,634
Net increase (decrease) in net assets resulting from operations	37,510,571	133,668	873,912	3,426	43,926

Contract transactions
Contract purchase payments	4,900,224	1,107,448	257,611	230,086	55,732
Net transfers(1)	9,079,378	(817,819)	531,265	437,706	530,017
Transfers for policy loans	(1,802,923)	12,104	(170,723)	(14,983)	(4,527)
Policy charges	(3,247,928)	(277,219)	(299,534)	(57,070)	(26,310)
Contract terminations:
Surrender benefits	(4,617,225)	(21,229)	(423,229)	—	(3,573)
Death benefits	(38,830)	—	—	—	—
Increase (decrease) from transactions	4,272,696	3,285	(104,610)	595,739	551,339
Net assets at beginning of year	146,056,205	2,015,202	14,093,916	223,867	463,857
Net assets at end of year	$187,839,472	$2,152,155	$14,863,218	$823,032	$1,059,122

Accumulation unit activity
Units outstanding at beginning of year	36,497,303	1,921,051	13,860,715	233,143	420,605
Units purchased	6,128,748	1,034,726	1,065,712	639,532	509,926
Units redeemed	(2,339,175)	(1,036,393)	(1,209,344)	(71,357)	(30,295)
Units outstanding at end of year	40,286,876	1,919,384	13,717,083	801,318	900,236

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	115

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2
Operations
Investment income (loss) — net	$93,118	$54,385	$603,921	$—	$—
Net realized gain (loss) on sales of investments	(5,583)	(19,605)	456,013	23,064	211,401
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	742,184	449,507	6,297,214	414,399	109,493
Net increase (decrease) in net assets resulting from operations	829,719	484,287	7,357,148	437,463	320,894

Contract transactions
Contract purchase payments	1,359,515	241,759	2,379,153	1,685,902	313,462
Net transfers(1)	1,499,673	75,186	(121,241)	1,212,942	(860,184)
Transfers for policy loans	(49,319)	(31,335)	(151,519)	(64,629)	(24,020)
Policy charges	(298,728)	(74,308)	(2,799,128)	(351,649)	(122,290)
Contract terminations:
Surrender benefits	(8,064)	(48,789)	(2,542,199)	(68,824)	(100,759)
Death benefits	—	—	(61,155)	—	—
Increase (decrease) from transactions	2,503,077	162,513	(3,296,089)	2,413,742	(793,791)
Net assets at beginning of year	4,081,256	3,070,686	52,095,261	5,427,748	6,911,006
Net assets at end of year	$7,414,052	$3,717,486	$56,156,320	$8,278,953	$6,438,109

Accumulation unit activity
Units outstanding at beginning of year	3,553,672	1,908,655	32,773,103	3,639,690	2,109,008
Units purchased	2,318,551	185,370	2,149,723	1,953,126	96,154
Units redeemed	(289,760)	(90,351)	(4,089,183)	(325,151)	(335,970)
Units outstanding at end of year	5,582,463	2,003,674	30,833,643	5,267,665	1,869,192

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

116	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 1
Operations
Investment income (loss) — net	$(163,078)	$—	$—	$(83,221)	$—
Net realized gain (loss) on sales of investments	1,764,822	(1,162)	44,320	1,331,237	13,736
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,871)	915,200	536,368	2,640,744	356,105
Net increase (decrease) in net assets resulting from operations	1,599,873	914,038	580,688	3,888,760	369,841

Contract transactions
Contract purchase payments	791,255	906,513	185,327	473,801	851,961
Net transfers(1)	(1,395,153)	965,224	262,517	836,390	421,104
Transfers for policy loans	(523,308)	(440)	(76,544)	(361,077)	(58,398)
Policy charges	(520,475)	(263,755)	(89,896)	(490,142)	(183,970)
Contract terminations:
Surrender benefits	(1,181,456)	(3,402)	(47,080)	(678,978)	(69,304)
Death benefits	(2,287)	—	—	—	—
Increase (decrease) from transactions	(2,831,424)	1,604,140	234,324	(220,006)	961,393
Net assets at beginning of year	35,784,197	2,997,933	2,209,176	16,262,245	2,820,707
Net assets at end of year	$34,552,646	$5,516,111	$3,024,188	$19,930,999	$4,151,941

Accumulation unit activity
Units outstanding at beginning of year	8,149,680	2,360,397	855,371	3,844,904	1,949,134
Units purchased	682,658	1,293,802	155,797	819,204	864,303
Units redeemed	(943,233)	(186,462)	(73,831)	(493,835)	(212,308)
Units outstanding at end of year	7,889,105	3,467,737	937,337	4,170,273	2,601,129

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	117

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$(89,693)	$—	$—	$(97,170)
Net realized gain (loss) on sales of investments	57,146	1,034,572	6,102	37,862	1,143,224
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	360,164	865,652	346,974	294,399	1,360,677
Net increase (decrease) in net assets resulting from operations	417,310	1,810,531	353,076	332,261	2,406,731

Contract transactions
Contract purchase payments	256,902	537,801	763,265	156,614	620,097
Net transfers(1)	118,432	(833,019)	504,375	43,103	(105,870)
Transfers for policy loans	(50,772)	(460,813)	(6,505)	(17,641)	(369,378)
Policy charges	(107,592)	(295,650)	(182,950)	(61,222)	(476,258)
Contract terminations:
Surrender benefits	(78,292)	(639,054)	(38,810)	(42,560)	(723,008)
Death benefits	—	(7,917)	—	—	(2,178)
Increase (decrease) from transactions	138,678	(1,698,652)	1,039,375	78,294	(1,056,595)
Net assets at beginning of year	3,996,083	19,775,812	2,037,650	2,542,078	19,931,070
Net assets at end of year	$4,552,071	$19,887,691	$3,430,101	$2,952,633	$21,281,206

Accumulation unit activity
Units outstanding at beginning of year	1,363,702	4,852,454	1,653,648	988,345	4,974,546
Units purchased	127,154	467,901	982,015	74,226	807,393
Units redeemed	(79,275)	(640,819)	(175,349)	(45,291)	(691,837)
Units outstanding at end of year	1,411,581	4,679,536	2,460,314	1,017,280	5,090,102

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

118	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1
Operations
Investment income (loss) — net	$—	$—	$178,771	$85,380	$18,755
Net realized gain (loss) on sales of investments	7,945	12,262	(16,193)	(17,729)	(19,909)
Distributions from capital gains	139,060	61,653	—	—	—
Net change in unrealized appreciation (depreciation) of investments	876,159	283,009	302,039	155,746	42,104
Net increase (decrease) in net assets resulting from operations	1,023,164	356,924	464,617	223,397	40,950

Contract transactions
Contract purchase payments	1,439,575	69,176	924,747	215,914	288,060
Net transfers(1)	1,668,008	1,456,789	903,911	232,082	(62,896)
Transfers for policy loans	(2,217)	(19,064)	6,603	(896)	(504)
Policy charges	(109,606)	(12,529)	(327,889)	(132,558)	(42,977)
Contract terminations:
Surrender benefits	(45,285)	(2,360)	(23,509)	(27,476)	(1,327)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	2,950,475	1,492,012	1,483,863	287,066	180,356
Net assets at beginning of year	1,165,536	286,387	3,927,397	2,246,007	551,779
Net assets at end of year	$5,139,175	$2,135,323	$5,875,877	$2,756,470	$773,085

Accumulation unit activity
Units outstanding at beginning of year	1,351,734	332,546	3,800,590	1,763,889	584,089
Units purchased	2,894,544	1,410,469	1,713,109	340,834	300,757
Units redeemed	(144,057)	(31,467)	(329,066)	(122,371)	(110,621)
Units outstanding at end of year	4,102,221	1,711,548	5,184,633	1,982,352	774,225

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	119

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$12,907	$366,340	$1,706,778	$37,196	$11,777
Net realized gain (loss) on sales of investments	(30,555)	(858,662)	(740,348)	(9,732)	(5,514)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	42,296	1,339,387	(1,820,568)	51,902	13,790
Net increase (decrease) in net assets resulting from operations	24,648	847,065	(854,138)	79,366	20,053

Contract transactions
Contract purchase payments	26,471	827,986	244,219	370,967	26,061
Net transfers(1)	(104,502)	751,768	(1,150,468)	559,547	36,411
Transfers for policy loans	(3,921)	(244,258)	(61,054)	(32,249)	928
Policy charges	(16,488)	(908,811)	(180,658)	(78,788)	(13,103)
Contract terminations:
Surrender benefits	(17,385)	(1,362,777)	(345,044)	(5,444)	(3,111)
Death benefits	—	(32,052)	(4,684)	—	—
Increase (decrease) from transactions	(115,825)	(968,144)	(1,497,689)	814,033	47,186
Net assets at beginning of year	585,492	17,533,234	9,417,832	762,082	344,312
Net assets at end of year	$494,315	$17,412,155	$7,066,005	$1,655,481	$411,551

Accumulation unit activity
Units outstanding at beginning of year	549,269	15,468,558	10,257,751	768,839	310,766
Units purchased	24,605	2,180,190	337,922	928,330	56,333
Units redeemed	(134,024)	(2,903,709)	(2,039,306)	(115,430)	(14,427)
Units outstanding at end of year	439,850	14,745,039	8,556,367	1,581,739	352,672

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

120	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2
Operations
Investment income (loss) — net	$95,772	$71,989	$836,763	$49,243	$39,267
Net realized gain (loss) on sales of investments	(71,156)	(53,335)	(807,748)	(168,789)	(145,835)
Distributions from capital gains	—	—	—	161,598	151,364
Net change in unrealized appreciation (depreciation) of investments	18,875	12,286	314,635	268,080	245,113
Net increase (decrease) in net assets resulting from operations	43,491	30,940	343,650	310,132	289,909

Contract transactions
Contract purchase payments	237,770	52,124	277,201	640,227	152,140
Net transfers(1)	(197,792)	(173,740)	(1,223,380)	(65,080)	(234,470)
Transfers for policy loans	(50,144)	(3,673)	(179,746)	(7,547)	(39,744)
Policy charges	(71,928)	(17,456)	(276,063)	(148,491)	(55,159)
Contract terminations:
Surrender benefits	(18,731)	(28,793)	(523,811)	(47,796)	(44,334)
Death benefits	—	—	(6,877)	—	—
Increase (decrease) from transactions	(100,825)	(171,538)	(1,932,676)	371,313	(221,567)
Net assets at beginning of year	1,157,853	924,992	11,151,809	2,140,560	2,254,192
Net assets at end of year	$1,100,519	$784,394	$9,562,783	$2,822,005	$2,322,534

Accumulation unit activity
Units outstanding at beginning of year	1,158,600	816,040	8,452,332	1,884,287	1,340,164
Units purchased	234,994	45,494	500,679	543,970	87,943
Units redeemed	(335,718)	(195,470)	(1,832,182)	(244,607)	(212,188)
Units outstanding at end of year	1,057,876	666,064	7,120,829	2,183,650	1,215,919

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	121

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	12,055	124,145	4,711	88,200	14,838
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	799,407	313,376	1,053,293	769,892	267,401
Net increase (decrease) in net assets resulting from operations	811,462	437,521	1,058,004	858,092	282,239

Contract transactions
Contract purchase payments	2,060,042	457,806	689,695	255,585	681,198
Net transfers(1)	1,023,086	(76,288)	512,916	158,954	130,448
Transfers for policy loans	(44,504)	(105,143)	(24,596)	(14,086)	(21,554)
Policy charges	(483,695)	(120,722)	(201,681)	(97,432)	(199,745)
Contract terminations:
Surrender benefits	(104,325)	(154,796)	(2,605)	(164,722)	(16,436)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	2,450,604	857	973,729	138,299	573,911
Net assets at beginning of year	7,932,153	5,724,076	2,234,403	2,153,530	2,465,852
Net assets at end of year	$11,194,219	$6,162,454	$4,266,136	$3,149,921	$3,322,002

Accumulation unit activity
Units outstanding at beginning of year	5,608,510	1,997,130	1,690,224	671,958	1,764,306
Units purchased	2,160,982	158,305	768,786	108,994	572,724
Units redeemed	(443,547)	(160,420)	(146,255)	(74,901)	(168,104)
Units outstanding at end of year	7,325,945	1,995,015	2,312,755	706,051	2,168,926

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

122	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$—	$63,762	$7,425	$—	$—
Net realized gain (loss) on sales of investments	60,188	(12,424)	(5,941)	61,473	273,547
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	122,250	169,505	16,840	730,879	382,300
Net increase (decrease) in net assets resulting from operations	182,438	220,843	18,324	792,352	655,847

Contract transactions
Contract purchase payments	156,120	480,921	25,912	1,826,401	384,234
Net transfers(1)	(47,975)	1,696,456	63,890	786,804	(482,085)
Transfers for policy loans	(9,860)	(53,238)	(3,714)	(125,853)	(35,699)
Policy charges	(63,354)	(119,391)	(7,440)	(357,715)	(151,169)
Contract terminations:
Surrender benefits	(135,025)	(254)	—	(84,721)	(275,776)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(100,094)	2,004,494	78,648	2,044,916	(560,495)
Net assets at beginning of year	2,112,986	1,884,293	279,633	6,475,130	7,296,494
Net assets at end of year	$2,195,330	$4,109,630	$376,605	$9,312,398	$7,391,846

Accumulation unit activity
Units outstanding at beginning of year	881,120	1,898,516	260,495	4,135,918	2,097,789
Units purchased	64,554	2,184,108	82,133	1,628,664	108,167
Units redeemed	(107,966)	(173,232)	(10,228)	(353,413)	(268,199)
Units outstanding at end of year	837,708	3,909,392	332,400	5,411,169	1,937,757

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	123

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP Westfield Sel Lg Cp Gr, Cl 1	CTIVP Westfield Sel Lg Cp Gr, Cl 2
Operations
Investment income (loss) — net	$(177,407)	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	1,680,336	(655)	42,950	(42,533)	(20,133)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,937,960	490,372	461,562	1,178,824	730,726
Net increase (decrease) in net assets resulting from operations	3,440,889	489,717	504,512	1,136,291	710,593

Contract transactions
Contract purchase payments	896,869	589,958	121,694	1,324,854	302,497
Net transfers(1)	(567,793)	430,488	2,817	195,455	(137,664)
Transfers for policy loans	(672,941)	(17,055)	(38,377)	(16,546)	(63,761)
Policy charges	(503,141)	(115,205)	(51,556)	(376,608)	(93,180)
Contract terminations:
Surrender benefits	(937,963)	(2,134)	(39,089)	(3,805)	(25,717)
Death benefits	(14,485)	—	—	—	—
Increase (decrease) from transactions	(1,799,454)	886,052	(4,511)	1,123,350	(17,825)
Net assets at beginning of year	38,174,240	1,517,472	2,014,368	3,257,800	2,298,205
Net assets at end of year	$39,815,675	$2,893,241	$2,514,369	$5,517,441	$2,990,973

Accumulation unit activity
Units outstanding at beginning of year	7,792,106	1,135,871	767,065	2,941,789	878,012
Units purchased	861,525	680,746	42,502	1,169,310	99,458
Units redeemed	(747,884)	(90,759)	(44,660)	(307,734)	(102,651)
Units outstanding at end of year	7,905,747	1,725,858	764,907	3,803,365	874,819

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

124	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CVT EAFE Intl Index, Cl F	CVT EAFE Intl Index, Cl I	CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index, Cl I	CVT Russ 2000 Sm Cap Ind, Cl F
Operations
Investment income (loss) — net	$8,678	$94,326	$1,820	$13,204	$827
Net realized gain (loss) on sales of investments	215	6,644	7,458	22,299	(167)
Distributions from capital gains	—	—	—	—	53
Net change in unrealized appreciation (depreciation) of investments	31,189	315,763	152,391	1,292,202	15,015
Net increase (decrease) in net assets resulting from operations	40,082	416,733	161,669	1,327,705	15,728

Contract transactions
Contract purchase payments	19,884	646,285	51,064	611,574	4,047
Net transfers(1)	403,148	1,677,951	701,024	1,838,885	111,531
Transfers for policy loans	(2,979)	(11,120)	9,631	(126,946)	(624)
Policy charges	(2,347)	(99,003)	(6,354)	(126,481)	(1,817)
Contract terminations:
Surrender benefits	—	(24)	(7,114)	(101)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	417,706	2,214,089	748,251	2,196,931	113,137
Net assets at beginning of year	46,945	1,298,819	139,649	1,845,935	41,423
Net assets at end of year	$504,733	$3,929,641	$1,049,569	$5,370,571	$170,288

Accumulation unit activity
Units outstanding at beginning of year	47,904	1,323,695	163,696	2,160,139	43,477
Units purchased	395,249	2,179,234	646,741	2,129,631	112,613
Units redeemed	(4,920)	(102,385)	(11,643)	(219,340)	(2,484)
Units outstanding at end of year	438,233	3,400,544	798,794	4,070,430	153,606

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	125

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CVT Russ 2000 Sm Cap Ind, Cl I	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl
Operations
Investment income (loss) — net	$22,782	$82,998	$264,539	$1,468,357	$91,232
Net realized gain (loss) on sales of investments	(314)	(20,306)	(95,832)	(212,940)	(3,544)
Distributions from capital gains	1,451	11,074	39,636	—	611,263
Net change in unrealized appreciation (depreciation) of investments	370,580	17,652	12,498	679,895	3,729,505
Net increase (decrease) in net assets resulting from operations	394,499	91,418	220,841	1,935,312	4,428,456

Contract transactions
Contract purchase payments	423,511	414,429	160,962	696,654	4,215,097
Net transfers(1)	1,140,088	184,761	(538,130)	(313,612)	2,726,572
Transfers for policy loans	(27,350)	(118,474)	(79,906)	(192,829)	(131,266)
Policy charges	(94,428)	(77,231)	(110,166)	(439,509)	(1,031,210)
Contract terminations:
Surrender benefits	(50)	(546)	(41,206)	(720,994)	(150,594)
Death benefits	—	—	—	(172)	(14)
Increase (decrease) from transactions	1,441,771	402,939	(608,446)	(970,462)	5,628,585
Net assets at beginning of year	1,383,496	1,232,360	4,522,392	18,887,898	10,955,876
Net assets at end of year	$3,219,766	$1,726,717	$4,134,787	$19,852,748	$21,012,917

Accumulation unit activity
Units outstanding at beginning of year	1,450,273	1,043,058	3,892,821	11,332,265	7,632,489
Units purchased	1,568,210	496,693	315,782	815,448	4,116,286
Units redeemed	(123,818)	(163,440)	(834,037)	(1,180,909)	(779,311)
Units outstanding at end of year	2,894,665	1,376,311	3,374,566	10,966,804	10,969,464

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

126	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$(191,120)	$569,554	$433,595	$66,816	$(46,558)
Net realized gain (loss) on sales of investments	2,573,210	1,698,628	2,134,239	(15,675)	380,424
Distributions from capital gains	4,687,909	2,111,024	1,559,684	296,233	2,460,863
Net change in unrealized appreciation (depreciation) of investments	28,319,260	4,846,913	2,451,654	1,039,557	9,284,032
Net increase (decrease) in net assets resulting from operations	35,389,259	9,226,119	6,579,172	1,386,931	12,078,761

Contract transactions
Contract purchase payments	3,512,065	1,041,941	1,060,200	2,406,911	1,818,218
Net transfers(1)	86,496	(135,291)	328,178	2,428,737	(862,442)
Transfers for policy loans	(1,483,825)	(589,847)	(435,967)	(144,979)	(672,670)
Policy charges	(2,646,589)	(1,545,700)	(888,229)	(556,095)	(2,712,635)
Contract terminations:
Surrender benefits	(4,469,163)	(2,562,209)	(1,661,455)	(36,131)	(4,067,841)
Death benefits	(32,822)	(63,614)	(11,834)	—	(81,363)
Increase (decrease) from transactions	(5,033,838)	(3,854,720)	(1,609,107)	4,098,443	(6,578,733)
Net assets at beginning of year	111,113,085	53,326,489	37,593,237	6,651,273	87,935,276
Net assets at end of year	$141,468,506	$58,697,888	$42,563,302	$12,136,647	$93,435,304

Accumulation unit activity
Units outstanding at beginning of year	29,747,183	11,349,788	13,523,476	4,922,961	17,526,046
Units purchased	3,120,615	270,704	3,860,071	3,403,843	346,305
Units redeemed	(2,755,365)	(1,083,872)	(3,467,122)	(520,684)	(1,556,071)
Units outstanding at end of year	30,112,433	10,536,620	13,916,425	7,806,120	16,316,280

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	127

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2
Operations
Investment income (loss) — net	$18,335	$68,428	$72,775	$261,239	$76,333
Net realized gain (loss) on sales of investments	(756,277)	305,477	327,895	(3,686)	(20,444)
Distributions from capital gains	2,431,711	47,280	46,595	—	—
Net change in unrealized appreciation (depreciation) of investments	9,764,121	2,721,413	2,609,017	158,331	96,606
Net increase (decrease) in net assets resulting from operations	11,457,890	3,142,598	3,056,282	415,884	152,495

Contract transactions
Contract purchase payments	2,803,142	466,695	582,073	1,172,319	145,497
Net transfers(1)	(1,093,368)	323,902	392,086	2,751,632	83,103
Transfers for policy loans	(702,384)	(91,899)	(134,573)	(16,578)	(2,265)
Policy charges	(1,870,150)	(530,238)	(370,630)	(239,485)	(69,443)
Contract terminations:
Surrender benefits	(3,664,125)	(685,930)	(685,997)	(21,762)	(57,688)
Death benefits	(27,734)	—	(1,523)	—	—
Increase (decrease) from transactions	(4,554,619)	(517,470)	(218,564)	3,646,126	99,204
Net assets at beginning of year	82,443,763	16,127,941	15,586,141	2,123,452	1,598,889
Net assets at end of year	$89,347,034	$18,753,069	$18,423,859	$6,185,462	$1,850,588

Accumulation unit activity
Units outstanding at beginning of year	33,500,164	7,021,653	9,112,631	2,015,629	1,270,286
Units purchased	5,708,793	307,366	1,638,880	3,606,046	175,602
Units redeemed	(6,478,729)	(537,659)	(1,621,792)	(255,243)	(99,216)
Units outstanding at end of year	32,730,228	6,791,360	9,129,719	5,366,432	1,346,672

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

128	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$843,652	$65,969	$483,447	$8,238	$240,490
Net realized gain (loss) on sales of investments	(1,060,439)	(6,211)	(110,402)	(993)	(533,177)
Distributions from capital gains	—	75,979	634,655	33,030	1,406,258
Net change in unrealized appreciation (depreciation) of investments	3,901,312	65,580	(222,542)	6,405	897,969
Net increase (decrease) in net assets resulting from operations	3,684,525	201,317	785,158	46,680	2,011,540

Contract transactions
Contract purchase payments	1,380,995	413,189	379,968	106,341	621,680
Net transfers(1)	(430,774)	1,314,344	1,562,466	87,942	(443,672)
Transfers for policy loans	(283,339)	1,180	(79,656)	(1,862)	(166,662)
Policy charges	(1,056,401)	(122,536)	(227,631)	(24,340)	(466,995)
Contract terminations:
Surrender benefits	(1,664,138)	(20,036)	(221,120)	(7)	(624,797)
Death benefits	(15,867)	—	—	—	(26,926)
Increase (decrease) from transactions	(2,069,524)	1,586,141	1,414,027	168,074	(1,107,372)
Net assets at beginning of year	35,304,138	960,969	8,875,542	235,545	16,110,415
Net assets at end of year	$36,919,139	$2,748,427	$11,074,727	$450,299	$17,014,583

Accumulation unit activity
Units outstanding at beginning of year	16,274,849	796,725	6,494,815	200,638	6,336,983
Units purchased	2,075,095	1,411,001	1,381,944	157,975	975,167
Units redeemed	(2,252,072)	(114,751)	(381,385)	(21,346)	(997,776)
Units outstanding at end of year	16,097,872	2,092,975	7,495,374	337,267	6,314,374

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	129

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$36,305	$46,775	$434,167	$113,339	$25,296
Net realized gain (loss) on sales of investments	(43,631)	(1,337,951)	(550,485)	(4,240)	(111,813)
Distributions from capital gains	262,258	2,531,808	2,072,724	—	—
Net change in unrealized appreciation (depreciation) of investments	417,284	4,023,141	6,711,459	17,279	1,065,982
Net increase (decrease) in net assets resulting from operations	672,216	5,263,773	8,667,865	126,378	979,465

Contract transactions
Contract purchase payments	1,253,809	1,466,184	2,131,413	80,450	171,174
Net transfers(1)	545,214	(361,440)	(1,115,086)	60,862	(335,083)
Transfers for policy loans	(102,644)	(364,382)	(848,452)	(45,171)	(39,243)
Policy charges	(266,424)	(1,069,296)	(2,326,380)	(25,229)	(161,939)
Contract terminations:
Surrender benefits	(28,755)	(1,883,831)	(3,460,608)	(36,822)	(211,278)
Death benefits	—	(12,999)	(27,090)	—	—
Increase (decrease) from transactions	1,401,200	(2,225,764)	(5,646,203)	34,090	(576,369)
Net assets at beginning of year	4,098,502	44,516,970	84,169,755	1,730,341	5,638,460
Net assets at end of year	$6,171,918	$47,554,979	$87,191,417	$1,890,809	$6,041,556

Accumulation unit activity
Units outstanding at beginning of year	3,123,970	11,635,109	18,873,662	1,725,651	1,236,256
Units purchased	1,333,096	1,456,830	3,003,546	186,918	35,796
Units redeemed	(294,700)	(1,308,467)	(2,619,508)	(143,701)	(160,666)
Units outstanding at end of year	4,162,366	11,783,472	19,257,700	1,768,868	1,111,386

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

130	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$96,562	$(78,169)	$(51,965)	$—	$(19,854)
Net realized gain (loss) on sales of investments	122,305	(167,149)	(649,255)	(8,491)	(296,992)
Distributions from capital gains	—	317,454	308,706	—	—
Net change in unrealized appreciation (depreciation) of investments	10,470,394	4,737,679	4,617,379	42,395	584,924
Net increase (decrease) in net assets resulting from operations	10,689,261	4,809,815	4,224,865	33,904	268,078

Contract transactions
Contract purchase payments	1,123,692	277,679	350,275	164,064	205,580
Net transfers(1)	(1,606,903)	(718,796)	(586,819)	81,088	(331,004)
Transfers for policy loans	(244,124)	(88,883)	(173,695)	106	(159,506)
Policy charges	(1,207,081)	(379,219)	(308,654)	(46,152)	(152,973)
Contract terminations:
Surrender benefits	(2,122,187)	(587,283)	(575,131)	(6,386)	(426,876)
Death benefits	—	—	(6,147)	—	(37,667)
Increase (decrease) from transactions	(4,056,603)	(1,496,502)	(1,300,171)	192,720	(902,446)
Net assets at beginning of year	48,259,705	12,554,424	11,184,473	389,312	5,131,294
Net assets at end of year	$54,892,363	$15,867,737	$14,109,167	$615,936	$4,496,926

Accumulation unit activity
Units outstanding at beginning of year	11,166,016	4,538,757	4,044,403	348,847	4,070,876
Units purchased	1,160,538	83,810	719,198	214,758	157,126
Units redeemed	(1,421,393)	(534,108)	(947,896)	(46,025)	(873,213)
Units outstanding at end of year	10,905,161	4,088,459	3,815,705	517,580	3,354,789

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	131

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$128,218	$28,631	$(62,729)	$282,394	$(91,952)
Net realized gain (loss) on sales of investments	203,525	(234,871)	(481,438)	(55,029)	(179,940)
Distributions from capital gains	1,331,389	2,320,610	—	1,501,250	14,587
Net change in unrealized appreciation (depreciation) of investments	(395,495)	17,907,967	2,107,382	(245,758)	3,402,816
Net increase (decrease) in net assets resulting from operations	1,267,637	20,022,337	1,563,215	1,482,857	3,145,511

Contract transactions
Contract purchase payments	254,433	3,014,296	366,739	419,402	533,942
Net transfers(1)	245,867	(1,604,820)	199,289	(465,283)	(664,853)
Transfers for policy loans	(83,074)	(457,755)	(96,579)	(258,941)	(138,845)
Policy charges	(269,048)	(4,481,393)	(344,783)	(345,041)	(416,815)
Contract terminations:
Surrender benefits	(434,897)	(5,083,870)	(487,292)	(638,372)	(705,441)
Death benefits	(91)	(111,252)	(10,306)	(56,319)	(242)
Increase (decrease) from transactions	(286,810)	(8,724,794)	(372,932)	(1,344,554)	(1,392,254)
Net assets at beginning of year	11,358,241	92,773,423	12,519,320	18,682,215	18,771,892
Net assets at end of year	$12,339,068	$104,070,966	$13,709,603	$18,820,518	$20,525,149

Accumulation unit activity
Units outstanding at beginning of year	3,035,410	23,617,499	10,179,476	7,206,989	9,259,446
Units purchased	345,706	685,949	886,292	606,778	780,304
Units redeemed	(276,850)	(2,669,067)	(1,145,982)	(978,228)	(1,237,601)
Units outstanding at end of year	3,104,266	21,634,381	9,919,786	6,835,539	8,802,149

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

132	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser I
Operations
Investment income (loss) — net	$11,771	$(112,783)	$—	$(128,970)	$57,929
Net realized gain (loss) on sales of investments	(42,289)	(552,403)	(2,209)	(682,956)	(21,710)
Distributions from capital gains	595,232	3,321,733	—	—	—
Net change in unrealized appreciation (depreciation) of investments	756,484	5,253,243	58,106	3,082,426	779,390
Net increase (decrease) in net assets resulting from operations	1,321,198	7,909,790	55,897	2,270,500	815,609

Contract transactions
Contract purchase payments	1,286,285	1,016,408	148,533	1,167,727	1,023,598
Net transfers(1)	936,480	(706,915)	155,710	1,039,943	838,368
Transfers for policy loans	(25,396)	(257,682)	(12,062)	(64,581)	(23,506)
Policy charges	(256,248)	(511,363)	(45,883)	(972,573)	(224,007)
Contract terminations:
Surrender benefits	(21,866)	(614,688)	—	(974,937)	(30,861)
Death benefits	—	(5,344)	—	(3,646)	—
Increase (decrease) from transactions	1,919,255	(1,079,584)	246,298	191,933	1,583,592
Net assets at beginning of year	3,210,828	23,843,984	499,778	28,013,438	3,588,334
Net assets at end of year	$6,451,281	$30,674,190	$801,973	$30,475,871	$5,987,535

Accumulation unit activity
Units outstanding at beginning of year	2,765,763	8,119,760	533,070	20,773,958	2,695,813
Units purchased	1,585,236	745,814	312,467	2,212,388	1,312,288
Units redeemed	(226,553)	(779,417)	(59,933)	(1,686,512)	(200,177)
Units outstanding at end of year	4,124,446	8,086,157	785,604	21,299,834	3,807,924

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	133

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv
Operations
Investment income (loss) — net	$156,903	$(66,996)	$—	$322,191	$86,348
Net realized gain (loss) on sales of investments	(37,974)	(715,075)	(3,761)	15,844	38,946
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	4,326,927	6,440,861	127,832	1,741,244	559,101
Net increase (decrease) in net assets resulting from operations	4,445,856	5,658,790	124,071	2,079,279	684,395

Contract transactions
Contract purchase payments	828,938	657,287	26,172	4,014,547	432,843
Net transfers(1)	1,327,675	997,675	306,730	2,278,119	(148,718)
Transfers for policy loans	(102,269)	(326,421)	(7,216)	(36,188)	(190,005)
Policy charges	(492,956)	(402,665)	(4,564)	(1,185,804)	(172,217)
Contract terminations:
Surrender benefits	(792,596)	(624,767)	—	(146,213)	(88,381)
Death benefits	(2,252)	(4,711)	—	(17)	—
Increase (decrease) from transactions	766,540	296,398	321,122	4,924,444	(166,478)
Net assets at beginning of year	25,087,158	12,122,592	160,129	10,766,618	4,619,794
Net assets at end of year	$30,299,554	$18,077,780	$605,322	$17,770,341	$5,137,711

Accumulation unit activity
Units outstanding at beginning of year	6,626,186	3,279,724	198,340	8,395,020	3,409,022
Units purchased	813,008	991,614	325,035	4,605,705	298,230
Units redeemed	(402,567)	(342,952)	(12,340)	(995,134)	(414,389)
Units outstanding at end of year	7,036,627	3,928,386	511,035	12,005,591	3,292,863

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

134	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$(92,157)	$66,545	$41,563	$(211,900)	$362,899
Net realized gain (loss) on sales of investments	99,665	(7,157)	(21,857)	419,498	330,509
Distributions from capital gains	1,585,179	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,736,686	24,653	40,538	18,100,389	2,966,826
Net increase (decrease) in net assets resulting from operations	3,329,373	84,041	60,244	18,307,987	3,660,234

Contract transactions
Contract purchase payments	314,923	487,131	78,750	1,031,942	1,361,264
Net transfers(1)	(5,034)	685,299	18,330	877,430	399,592
Transfers for policy loans	(18,037)	(1,147)	(5,961)	(543,624)	(394,968)
Policy charges	(440,767)	(116,954)	(48,745)	(804,628)	(1,051,234)
Contract terminations:
Surrender benefits	(699,996)	(1,523)	(29,116)	(1,072,243)	(1,642,032)
Death benefits	(7,503)	—	—	(9,279)	(13,812)
Increase (decrease) from transactions	(856,414)	1,052,806	13,258	(520,402)	(1,341,190)
Net assets at beginning of year	19,831,184	784,687	1,093,574	34,653,343	36,992,775
Net assets at end of year	$22,304,143	$1,921,534	$1,167,076	$52,440,928	$39,311,819

Accumulation unit activity
Units outstanding at beginning of year	3,603,429	767,668	969,849	6,125,673	17,333,583
Units purchased	65,008	1,129,731	86,035	625,153	1,648,264
Units redeemed	(240,515)	(115,594)	(72,882)	(399,743)	(1,808,528)
Units outstanding at end of year	3,427,922	1,781,805	983,002	6,351,083	17,173,319

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	135

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv	LVIP AC Intl, Serv Cl
Operations
Investment income (loss) — net	$7,111	$(50,332)	$—	$(5,081)	$87,935
Net realized gain (loss) on sales of investments	(19,343)	106,849	(4,433)	(26,605)	(198,080)
Distributions from capital gains	—	—	21,464	70,004	—
Net change in unrealized appreciation (depreciation) of investments	1,783,466	5,034,253	27,764	89,749	1,262,088
Net increase (decrease) in net assets resulting from operations	1,771,234	5,090,770	44,795	128,067	1,151,943

Contract transactions
Contract purchase payments	1,612,460	420,275	97,790	58,175	334,688
Net transfers(1)	612,103	120,729	92,703	(144,003)	(96,547)
Transfers for policy loans	(23,592)	(457,941)	(17,410)	10,150	(20,110)
Policy charges	(336,766)	(307,698)	(26,217)	(27,080)	(194,435)
Contract terminations:
Surrender benefits	(1,657)	(600,599)	(78)	(49,791)	(570,500)
Death benefits	—	(19,662)	—	—	—
Increase (decrease) from transactions	1,862,548	(844,896)	146,788	(152,549)	(546,904)
Net assets at beginning of year	3,464,439	12,394,738	315,162	1,327,064	9,820,889
Net assets at end of year	$7,098,221	$16,640,612	$506,745	$1,302,582	$10,425,928

Accumulation unit activity
Units outstanding at beginning of year	2,595,679	3,380,160	308,051	1,059,522	6,042,794
Units purchased	1,339,769	311,330	179,762	58,534	720,764
Units redeemed	(220,833)	(398,968)	(41,845)	(174,852)	(998,133)
Units outstanding at end of year	3,714,615	3,292,522	445,968	943,204	5,765,425

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

136	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	LVIP AC Intl, Std Cl II	LVIP AC Val, Serv Cl	LVIP AC Val, Std Cl II	Mac VIP Asset Strategy, Serv Cl	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$102,769	$726,965	$1,132,152	$35,150	$(195,437)
Net realized gain (loss) on sales of investments	28,339	870,114	1,466,731	(60,958)	238,056
Distributions from capital gains	—	2,996,929	4,689,259	—	2,401,866
Net change in unrealized appreciation (depreciation) of investments	1,246,652	(1,359,034)	(2,286,259)	277,040	6,908,418
Net increase (decrease) in net assets resulting from operations	1,377,760	3,234,974	5,001,883	251,232	9,352,903

Contract transactions
Contract purchase payments	325,345	1,268,240	2,179,109	84,578	859,322
Net transfers(1)	(397,321)	197,858	174,158	(138,388)	896,665
Transfers for policy loans	(188,738)	(179,541)	(205,212)	(76,842)	(234,500)
Policy charges	(322,317)	(819,914)	(1,922,106)	(51,085)	(958,199)
Contract terminations:
Surrender benefits	(490,983)	(1,758,497)	(2,207,725)	(104,864)	(2,239,947)
Death benefits	—	(4,752)	(28,332)	(4,837)	(321)
Increase (decrease) from transactions	(1,074,014)	(1,296,606)	(2,010,108)	(291,438)	(1,676,980)
Net assets at beginning of year	11,783,872	38,289,023	60,397,126	2,023,850	41,513,987
Net assets at end of year	$12,087,618	$40,227,391	$63,388,901	$1,983,644	$49,189,910

Accumulation unit activity
Units outstanding at beginning of year	5,114,816	14,647,367	15,697,729	1,603,647	18,613,101
Units purchased	132,770	2,568,363	1,624,572	77,653	1,597,291
Units redeemed	(598,824)	(2,809,352)	(1,273,345)	(307,104)	(2,229,726)
Units outstanding at end of year	4,648,762	14,406,378	16,048,956	1,374,196	17,980,666

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	137

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$(128,900)	$99,646	$712,411	$—	$(64,335)
Net realized gain (loss) on sales of investments	(2,348,025)	(16,331)	170,494	(158,918)	(5,081,719)
Distributions from capital gains	—	154,187	1,365,303	—	—
Net change in unrealized appreciation (depreciation) of investments	5,958,856	(285,755)	(3,042,291)	2,088,184	11,988,403
Net increase (decrease) in net assets resulting from operations	3,481,931	(48,253)	(794,083)	1,929,266	6,842,349

Contract transactions
Contract purchase payments	646,896	655,690	821,025	1,987,866	1,097,792
Net transfers(1)	(500,187)	247,362	(1,703,200)	466,964	63,791
Transfers for policy loans	(222,943)	(6,744)	(302,442)	6,597	(242,319)
Policy charges	(598,031)	(180,563)	(700,942)	(416,162)	(454,908)
Contract terminations:
Surrender benefits	(972,984)	(7,007)	(1,044,932)	(37,843)	(581,623)
Death benefits	—	—	(5,635)	—	(4,048)
Increase (decrease) from transactions	(1,647,249)	708,738	(2,936,126)	2,007,422	(121,315)
Net assets at beginning of year	26,223,670	2,469,689	27,068,203	3,430,358	15,694,824
Net assets at end of year	$28,058,352	$3,130,174	$23,337,994	$7,367,046	$22,415,858

Accumulation unit activity
Units outstanding at beginning of year	5,628,356	1,767,271	8,179,322	3,633,535	5,392,159
Units purchased	1,061,472	664,977	536,636	2,175,237	844,985
Units redeemed	(724,329)	(144,107)	(1,235,349)	(402,504)	(509,610)
Units outstanding at end of year	5,965,499	2,288,141	7,480,609	5,406,268	5,727,534

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

138	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl
Operations
Investment income (loss) — net	$6,928	$601	$278,579	$17,847	$17,688
Net realized gain (loss) on sales of investments	2,875	5,067	(278,208)	(4,059)	(279)
Distributions from capital gains	32,693	12,638	—	—	—
Net change in unrealized appreciation (depreciation) of investments	415,319	168,647	864,493	58,687	65,482
Net increase (decrease) in net assets resulting from operations	457,815	186,953	864,864	72,475	82,891

Contract transactions
Contract purchase payments	257,976	66,383	453,388	112,649	6,008
Net transfers(1)	112,897	(49,239)	54,818	777,569	348,737
Transfers for policy loans	(16,262)	(5,500)	(42,767)	187	(471)
Policy charges	(82,832)	(46,432)	(319,294)	(20,961)	(11,482)
Contract terminations:
Surrender benefits	(12,260)	(5,992)	(627,770)	(1,694)	(1)
Death benefits	—	—	(9,914)	—	—
Increase (decrease) from transactions	259,519	(40,780)	(491,539)	867,750	342,791
Net assets at beginning of year	1,576,010	731,128	11,757,532	197,945	441,099
Net assets at end of year	$2,293,344	$877,301	$12,130,857	$1,138,170	$866,781

Accumulation unit activity
Units outstanding at beginning of year	1,161,306	257,827	6,499,214	166,894	318,524
Units purchased	243,853	20,495	501,136	737,894	244,390
Units redeemed	(73,474)	(33,886)	(666,217)	(18,555)	(8,262)
Units outstanding at end of year	1,331,685	244,436	6,334,133	886,233	554,652

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	139

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$385,834	$84,965	$3,331	$(45,366)	$231,878
Net realized gain (loss) on sales of investments	(339,327)	(18,824)	21	(154,241)	(106,418)
Distributions from capital gains	—	—	48,064	2,182,328	—
Net change in unrealized appreciation (depreciation) of investments	665,421	136,895	57,234	338,721	400,967
Net increase (decrease) in net assets resulting from operations	711,928	203,036	108,650	2,321,442	526,427

Contract transactions
Contract purchase payments	335,358	790,433	356,032	654,613	123,507
Net transfers(1)	4,230,029	1,336,917	398,815	(910,967)	(46,623)
Transfers for policy loans	(53,927)	(25,754)	(1,776)	(244,464)	(49,783)
Policy charges	(236,789)	(160,100)	(49,027)	(605,811)	(179,576)
Contract terminations:
Surrender benefits	(831,347)	(5,795)	(134)	(640,562)	(230,128)
Death benefits	—	—	—	(945)	—
Increase (decrease) from transactions	3,443,324	1,935,701	703,910	(1,748,136)	(382,603)
Net assets at beginning of year	10,910,950	1,626,892	443,099	28,236,489	4,815,951
Net assets at end of year	$15,066,202	$3,765,629	$1,255,659	$28,809,795	$4,959,775

Accumulation unit activity
Units outstanding at beginning of year	10,437,720	1,650,362	432,174	7,234,437	1,915,598
Units purchased	4,330,083	2,141,958	736,520	634,083	46,997
Units redeemed	(1,095,107)	(191,659)	(49,103)	(752,609)	(193,391)
Units outstanding at end of year	13,672,696	3,600,661	1,119,591	7,115,911	1,769,204

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

140	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1
Operations
Investment income (loss) — net	$(30,335)	$95,344	$6,594	$(154,347)	$—
Net realized gain (loss) on sales of investments	(23,629)	1,835,383	(38,779)	(450,509)	(4,416)
Distributions from capital gains	—	3,873,705	151,913	—	—
Net change in unrealized appreciation (depreciation) of investments	1,231,230	23,172,098	999,749	5,353,022	26,935
Net increase (decrease) in net assets resulting from operations	1,177,266	28,976,530	1,119,477	4,748,166	22,519

Contract transactions
Contract purchase payments	230,308	2,732,763	114,513	849,598	217,024
Net transfers(1)	170,294	(1,647,617)	6,693	(458,979)	58,823
Transfers for policy loans	(73,593)	(813,191)	(79,572)	(358,909)	(7,715)
Policy charges	(150,769)	(4,425,792)	(63,941)	(1,004,790)	(38,003)
Contract terminations:
Surrender benefits	(154,966)	(5,979,655)	(79,198)	(1,164,859)	(22)
Death benefits	(13,992)	(160,998)	—	(21,340)	—
Increase (decrease) from transactions	7,282	(10,294,490)	(101,505)	(2,159,279)	230,107
Net assets at beginning of year	6,565,214	118,583,587	4,484,834	27,318,889	518,932
Net assets at end of year	$7,749,762	$137,265,627	$5,502,806	$29,907,776	$771,558

Accumulation unit activity
Units outstanding at beginning of year	3,257,641	20,480,222	1,165,384	7,418,046	607,536
Units purchased	512,204	429,004	153,074	219,038	323,225
Units redeemed	(372,206)	(2,036,932)	(134,162)	(750,649)	(55,426)
Units outstanding at end of year	3,397,639	18,872,294	1,184,296	6,886,435	875,335

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	141

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2
Operations
Investment income (loss) — net	$(10,745)	$488,457	$(24,588)	$—	$(1,001,900)
Net realized gain (loss) on sales of investments	(147,142)	943,985	(229,910)	94,368	7,974,558
Distributions from capital gains	—	1,784,908	—	—	—
Net change in unrealized appreciation (depreciation) of investments	223,138	1,815,227	644,008	12,990,598	47,658,728
Net increase (decrease) in net assets resulting from operations	65,251	5,032,577	389,510	13,084,966	54,631,386

Contract transactions
Contract purchase payments	183,950	794,505	124,484	24,544,051	17,124,319
Net transfers(1)	(155,040)	(752,376)	595,940	6,562,092	2,563,169
Transfers for policy loans	7,397	(219,711)	(124,588)	(402,813)	(4,056,945)
Policy charges	(60,036)	(1,003,924)	(99,066)	(4,711,655)	(6,126,662)
Contract terminations:
Surrender benefits	(119,771)	(1,116,865)	(108,802)	(295,409)	(10,505,425)
Death benefits	(3,641)	(4,012)	—	—	—
Increase (decrease) from transactions	(147,141)	(2,302,383)	387,968	25,696,266	(1,001,544)
Net assets at beginning of year	2,913,220	25,991,372	5,555,179	61,911,114	323,446,590
Net assets at end of year	$2,831,330	$28,721,566	$6,332,657	$100,692,346	$377,076,432

Accumulation unit activity
Units outstanding at beginning of year	3,373,010	8,118,120	4,927,146	50,814,664	154,880,174
Units purchased	254,391	226,744	575,516	23,628,273	14,081,011
Units redeemed	(432,321)	(872,478)	(418,822)	(4,112,455)	(12,242,346)
Units outstanding at end of year	3,195,080	7,472,386	5,083,840	70,330,482	156,718,839

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

142	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Aggr, Cl 4	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1
Operations
Investment income (loss) — net	$(1,413,228)	$—	$(94,278)	$(93,576)	$—
Net realized gain (loss) on sales of investments	13,823,652	(9,976)	(151,658)	81,703	(4,400)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	40,515,416	179,339	1,840,066	1,608,080	43,464
Net increase (decrease) in net assets resulting from operations	52,925,840	169,363	1,594,130	1,596,207	39,064

Contract transactions
Contract purchase payments	10,879,678	311,743	623,392	725,909	41,814
Net transfers(1)	(5,636,437)	1,562,820	640,168	1,434,828	147,023
Transfers for policy loans	(3,089,212)	—	(619,382)	(315,331)	—
Policy charges	(5,587,037)	(93,686)	(704,051)	(908,040)	(35,484)
Contract terminations:
Surrender benefits	(14,197,110)	(9,823)	(1,433,389)	(1,474,552)	—
Death benefits	(161,572)	—	(87,012)	(19,543)	—
Increase (decrease) from transactions	(17,791,690)	1,771,054	(1,580,274)	(556,729)	153,353
Net assets at beginning of year	325,259,712	1,002,309	20,753,601	20,096,217	409,729
Net assets at end of year	$360,393,862	$2,942,726	$20,767,457	$21,135,695	$602,146

Accumulation unit activity
Units outstanding at beginning of year	152,994,811	976,422	16,047,024	15,526,426	402,171
Units purchased	12,590,699	1,759,965	1,595,093	1,816,846	178,690
Units redeemed	(16,954,704)	(97,959)	(2,702,252)	(2,091,210)	(33,842)
Units outstanding at end of year	148,630,806	2,638,428	14,939,865	15,252,062	547,019

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	143

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2
Operations
Investment income (loss) — net	$(10,552)	$—	$(17,575)	$—	$(136,833)
Net realized gain (loss) on sales of investments	(39,618)	(8,047)	100,611	(52,180)	841,133
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	240,224	144,559	288,028	3,172,047	4,881,908
Net increase (decrease) in net assets resulting from operations	190,054	136,512	371,064	3,119,867	5,586,208

Contract transactions
Contract purchase payments	10,785	298,438	97,753	5,321,560	2,328,547
Net transfers(1)	(156,928)	399,316	(1,853,295)	3,658,400	(1,897,185)
Transfers for policy loans	22,611	(5,678)	(56,490)	(161,963)	(157,044)
Policy charges	(96,711)	(130,762)	(174,158)	(1,407,809)	(1,074,512)
Contract terminations:
Surrender benefits	(106,009)	—	(163,834)	(97,287)	(1,353,902)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(326,252)	561,314	(2,150,024)	7,312,901	(2,154,096)
Net assets at beginning of year	2,783,124	963,678	5,216,520	17,271,146	40,637,023
Net assets at end of year	$2,646,926	$1,661,504	$3,437,560	$27,703,914	$44,069,135

Accumulation unit activity
Units outstanding at beginning of year	2,548,032	920,509	4,562,169	15,570,371	32,153,114
Units purchased	227,095	645,284	111,870	7,585,373	2,243,655
Units redeemed	(530,426)	(125,522)	(1,930,908)	(1,413,327)	(3,906,296)
Units outstanding at end of year	2,244,701	1,440,271	2,743,131	21,742,417	30,490,473

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

144	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$—	$(136,761)	$—	$(1,507,031)	$(2,274,697)
Net realized gain (loss) on sales of investments	(89,270)	538,093	(28,829)	10,986,131	19,463,806
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,906,415	3,806,570	6,414,405	33,515,042	40,532,261
Net increase (decrease) in net assets resulting from operations	1,817,145	4,207,902	6,385,576	42,994,142	57,721,370

Contract transactions
Contract purchase payments	4,095,149	1,554,768	14,082,763	14,750,280	15,437,303
Net transfers(1)	(761,771)	(2,680,419)	13,226,657	3,293,977	(6,502,563)
Transfers for policy loans	(256,317)	95,426	(306,755)	(2,369,708)	(3,181,463)
Policy charges	(1,225,890)	(1,180,319)	(3,612,067)	(13,092,194)	(17,991,266)
Contract terminations:
Surrender benefits	(135,355)	(666,947)	(273,585)	(15,342,484)	(24,266,900)
Death benefits	(10,578)	—	—	(1,127,593)	(367,409)
Increase (decrease) from transactions	1,705,238	(2,877,491)	23,117,013	(13,887,722)	(36,872,298)
Net assets at beginning of year	13,321,087	37,157,219	36,938,820	351,693,910	484,158,713
Net assets at end of year	$16,843,470	$38,487,630	$66,441,409	$380,800,330	$505,007,785

Accumulation unit activity
Units outstanding at beginning of year	12,315,772	30,515,486	32,712,447	207,402,634	282,124,563
Units purchased	3,619,108	1,720,160	22,775,112	16,889,004	22,900,384
Units redeemed	(2,091,792)	(3,992,817)	(3,517,770)	(22,846,140)	(39,214,487)
Units outstanding at end of year	13,843,088	28,242,829	51,969,789	201,445,498	265,810,460

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	145

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$—	$(2,021,287)	$(4,120,845)	$—	$(200,678)
Net realized gain (loss) on sales of investments	14,518	15,138,432	34,179,865	(8,272)	781,575
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	23,153,202	80,040,342	98,750,763	308,751	3,457,403
Net increase (decrease) in net assets resulting from operations	23,167,720	93,157,487	128,809,783	300,479	4,038,300

Contract transactions
Contract purchase payments	41,977,631	32,510,205	29,969,506	811,327	1,733,023
Net transfers(1)	22,499,605	(5,975,353)	(11,583,180)	1,631,270	(1,722,431)
Transfers for policy loans	(1,213,313)	(5,979,317)	(7,784,622)	—	44,140
Policy charges	(9,261,103)	(18,728,132)	(21,149,388)	(241,407)	(1,965,797)
Contract terminations:
Surrender benefits	(863,226)	(25,489,311)	(43,190,794)	(17,509)	(2,510,654)
Death benefits	(2,828)	(15,746)	(224,408)	—	(47,734)
Increase (decrease) from transactions	53,136,766	(23,677,654)	(53,962,886)	2,183,681	(4,469,453)
Net assets at beginning of year	124,844,244	650,499,563	921,538,686	1,800,867	43,274,872
Net assets at end of year	$201,148,730	$719,979,396	$996,385,583	$4,285,027	$42,843,719

Accumulation unit activity
Units outstanding at beginning of year	106,703,515	348,746,148	483,098,865	1,675,474	29,162,903
Units purchased	51,548,572	26,284,678	38,798,069	2,153,907	2,290,851
Units redeemed	(9,050,999)	(35,735,594)	(57,789,168)	(230,442)	(5,039,010)
Units outstanding at end of year	149,201,088	339,295,232	464,107,766	3,598,939	26,414,744

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

146	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2
Operations
Investment income (loss) — net	$(260,367)	$23,956	$14,224	$—	$—
Net realized gain (loss) on sales of investments	1,817,904	(4,900)	(7,218)	2,585	50,204
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	3,720,964	44,430	24,027	188,875	68,542
Net increase (decrease) in net assets resulting from operations	5,278,501	63,486	31,033	191,460	118,746

Contract transactions
Contract purchase payments	1,947,809	183,846	45,887	339,245	30,769
Net transfers(1)	(1,917,592)	543,533	111,717	232,996	(92,725)
Transfers for policy loans	(154,645)	(5,248)	9,150	(352)	(894)
Policy charges	(2,665,519)	(61,358)	(16,874)	(56,254)	(13,062)
Contract terminations:
Surrender benefits	(2,323,859)	—	(3,893)	(168)	(40,332)
Death benefits	(7,611)	—	—	—	—
Increase (decrease) from transactions	(5,121,417)	660,773	145,987	515,467	(116,244)
Net assets at beginning of year	56,077,155	543,963	443,920	513,952	546,004
Net assets at end of year	$56,234,239	$1,268,222	$620,940	$1,220,879	$548,506

Accumulation unit activity
Units outstanding at beginning of year	37,850,212	546,368	407,171	364,089	197,450
Units purchased	2,724,237	718,470	148,499	365,510	10,307
Units redeemed	(5,821,172)	(66,520)	(18,654)	(36,068)	(48,346)
Units outstanding at end of year	34,753,277	1,198,318	537,016	693,531	159,411

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	147

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2
Operations
Investment income (loss) — net	$(28,841)	$28,856	$22,725	$19,561	$13,640
Net realized gain (loss) on sales of investments	533,947	(8,648)	(57,728)	(20,095)	(35,162)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	852,286	343,079	338,304	582,184	800,977
Net increase (decrease) in net assets resulting from operations	1,357,392	363,287	303,301	581,650	779,455

Contract transactions
Contract purchase payments	140,847	493,219	120,443	978,533	491,633
Net transfers(1)	(110,586)	524,450	125,914	617,471	107,617
Transfers for policy loans	(38,738)	1,040	(13,620)	(29,351)	(10,969)
Policy charges	(131,828)	(115,158)	(36,713)	(204,798)	(149,554)
Contract terminations:
Surrender benefits	(297,469)	(5,006)	(62,593)	(22,983)	(116,231)
Death benefits	(266)	—	—	—	—
Increase (decrease) from transactions	(438,040)	898,545	133,431	1,338,872	322,496
Net assets at beginning of year	5,868,611	1,737,313	1,748,050	3,462,863	5,259,847
Net assets at end of year	$6,787,963	$2,999,145	$2,184,782	$5,383,385	$6,361,798

Accumulation unit activity
Units outstanding at beginning of year	1,667,096	1,574,893	1,208,553	3,038,947	3,488,020
Units purchased	297,284	834,103	148,782	1,289,227	368,325
Units redeemed	(225,341)	(99,141)	(70,094)	(211,666)	(170,300)
Units outstanding at end of year	1,739,039	2,309,855	1,287,241	4,116,508	3,686,045

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

148	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1
Operations
Investment income (loss) — net	$37,213	$59,715	$—	$—	$—
Net realized gain (loss) on sales of investments	2,523	(2,257)	(4,090)	(1,373)	389
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	249,437	443,756	59,641	54,307	64,527
Net increase (decrease) in net assets resulting from operations	289,173	501,214	55,551	52,934	64,916

Contract transactions
Contract purchase payments	437,786	230,174	177,698	85,922	154,111
Net transfers(1)	368,001	400,022	235,574	18,137	38,584
Transfers for policy loans	(7,968)	(21,750)	(1,588)	(18,591)	(2,569)
Policy charges	(95,882)	(56,347)	(52,726)	(24,638)	(42,813)
Contract terminations:
Surrender benefits	(13,627)	(57,067)	(2,529)	(11,735)	(1,709)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	688,310	495,032	356,429	49,095	145,604
Net assets at beginning of year	1,424,432	2,760,012	580,095	731,336	493,747
Net assets at end of year	$2,401,915	$3,756,258	$992,075	$833,365	$704,267

Accumulation unit activity
Units outstanding at beginning of year	1,427,067	2,045,688	529,559	355,220	431,969
Units purchased	734,395	426,771	366,415	49,726	161,425
Units redeemed	(107,213)	(92,177)	(51,140)	(26,414)	(40,199)
Units outstanding at end of year	2,054,249	2,380,282	844,834	378,532	553,195

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	149

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1
Operations
Investment income (loss) — net	$—	$(53,817)	$—	$—	$—
Net realized gain (loss) on sales of investments	(244)	833,636	(596)	(75,798)	(1,385)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	115,433	586,167	41,591	1,363,608	552,576
Net increase (decrease) in net assets resulting from operations	115,189	1,365,986	40,995	1,287,810	551,191

Contract transactions
Contract purchase payments	80,196	395,823	35,842	2,147,867	752,679
Net transfers(1)	11,690	196,705	65,320	570,976	387,425
Transfers for policy loans	(14,637)	(67,632)	—	4,825	—
Policy charges	(35,359)	(327,222)	(27,611)	(630,704)	(277,617)
Contract terminations:
Surrender benefits	(5,423)	(749,224)	—	(101,433)	—
Death benefits	—	(9,200)	—	—	—
Increase (decrease) from transactions	36,467	(560,750)	73,551	1,991,531	862,487
Net assets at beginning of year	1,028,069	13,016,567	299,637	6,268,021	3,412,965
Net assets at end of year	$1,179,725	$13,821,803	$414,183	$9,547,362	$4,826,643

Accumulation unit activity
Units outstanding at beginning of year	506,075	4,385,053	285,227	5,639,432	3,146,982
Units purchased	43,543	1,339,863	93,451	2,306,049	989,015
Units redeemed	(26,830)	(898,443)	(25,160)	(612,516)	(241,824)
Units outstanding at end of year	522,788	4,826,473	353,518	7,332,965	3,894,173

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

150	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Wanger Acorn	Wanger Intl	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(414,144)	$(98,595)	$51,960	$14,504
Net realized gain (loss) on sales of investments	(8,970,330)	(2,975,339)	(10,030)	(8,122)
Distributions from capital gains	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	26,349,230	13,203,125	45,510	20,063
Net increase (decrease) in net assets resulting from operations	16,964,756	10,129,191	87,440	26,445

Contract transactions
Contract purchase payments	2,445,540	2,214,048	207,535	24,274
Net transfers(1)	(1,601,490)	(999,159)	67,684	(8,940)
Transfers for policy loans	(434,628)	(476,545)	(2,322)	(6,687)
Policy charges	(2,192,604)	(1,661,164)	(72,732)	(8,360)
Contract terminations:
Surrender benefits	(3,613,235)	(2,337,590)	(644)	(15,384)
Death benefits	(36,346)	(21,969)	—	—
Increase (decrease) from transactions	(5,432,763)	(3,282,379)	199,521	(15,097)
Net assets at beginning of year	82,360,999	63,137,183	749,172	276,216
Net assets at end of year	$93,892,992	$69,983,995	$1,036,133	$287,564

Accumulation unit activity
Units outstanding at beginning of year	21,323,850	26,401,503	739,134	228,412
Units purchased	3,947,850	2,996,407	260,665	19,437
Units redeemed	(3,135,556)	(3,074,087)	(72,685)	(31,583)
Units outstanding at end of year	22,136,144	26,323,823	927,114	216,266

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	151

Notes to Financial Statements

1. ORGANIZATION

RiverSource Variable Life Separate Account (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life. The following is a list of each variable life insurance product funded through the Account.

RiverSource® Single Premium Variable Life Insurance (SPVL)*

RiverSource Succession Select® Variable Life Insurance (Succession Select)*

RiverSource® Variable Second-To-Die Life Insurance (V2D)*

RiverSource® Variable Universal Life Insurance (VUL)

RiverSource® Variable Universal Life Insurance III (VUL III)

RiverSource® Variable Universal Life IV (VUL IV)

RiverSource® Variable Universal Life IV – Estate Series (VUL IV – ES)

RiverSource® Variable Universal Life 5 (VUL 5)

RiverSource® Variable Universal Life 5 – Estate Series (VUL 5 – ES)

RiverSource® Variable Universal Life 6 Insurance (VUL 6)

RiverSource® Single Premium Variable Life Insurance Policy (RVS SPVL)*

RiverSource® Survivorship Variable Universal Life Insurance (SVUL)

RiverSource® Variable Universal Life 6 Insurance v3 (VUL 6 v3)

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2024, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl A	AB VPS Large Cap Growth Portfolio (Class A)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
AB VPS Relative Val, Cl B	AB VPS Relative Value Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2
Allspg VT Opp, Cl 1	Allspring VT Opportunity Fund – Class 1
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 1	Allspring VT Small Cap Growth Fund – Class 1
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
ALPS Alerian Engy Infr, Class I	ALPS/Alerian Energy Infrastructure Portfolio: Class I
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
BlackRock Global Alloc, Cl I	BlackRock Global Allocation V.I. Fund (Class I)
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 1	Columbia Variable Portfolio – Balanced Fund (Class 1)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 1	Columbia Variable Portfolio – Commodity Strategy Fund (Class 1)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 1	Columbia Variable Portfolio – Contrarian Core Fund (Class 1)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 1	Columbia Variable Portfolio – Disciplined Core Fund (Class 1)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)

152	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 1	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 1)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 1	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 1)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 1	Columbia Variable Portfolio – Emerging Markets Fund (Class 1)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 1	Columbia Variable Portfolio – Global Strategic Income Fund (Class 1)(1) (renamed to Columbia Variable Portfolio – Corporate Bond Fund (Class 1) effective sometime during the second quarter of 2025)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2) (renamed to Columbia Variable Portfolio – Corporate Bond Fund (Class 2) effective sometime during the second quarter of 2025)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3) (renamed to Columbia Variable Portfolio – Corporate Bond Fund (Class 3) effective sometime during the second quarter of 2025)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 1	Columbia Variable Portfolio – High Yield Bond Fund (Class 1)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 1	Columbia Variable Portfolio – Intermediate Bond Fund (Class 1)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 1	Columbia Variable Portfolio – Large Cap Index Fund (Class 1)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 1	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 1)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 1	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 1)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Overseas Core, Cl 1	Columbia Variable Portfolio – Overseas Core Fund (Class 1)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 1	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 1)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 1	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 1)
Col VP Select Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3)
Col VP Select Mid Cap Val, Cl 1	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 1)
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 1	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 1)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Sel Gbl Tech, Cl 1	Columbia Variable Portfolio – Seligman Global Technology Fund (Class 1)
Col VP Sel Gbl Tech, Cl 2	Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Col VP Strategic Inc, Cl 1	Columbia Variable Portfolio – Strategic Income Fund (Class 1)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	153

Division	Fund
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return, Cl 1	Credit Suisse Trust – Commodity Return Strategy Portfolio, Class 1
CTIVP AC Div Bond, Cl 1	CTIVP® – American Century Diversified Bond Fund (Class 1)
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 1)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 1	CTIVP® – CenterSquare Real Estate Fund (Class 1)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP MFS Val, Cl 1	CTIVP® – MFS® Value Fund (Class 1) (renamed to CTIVP® – Wellington Large Cap Value Fund (Class 1) effective sometime during the second quarter of 2025)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2) (renamed to CTIVP® – Wellington Large Cap Value Fund (Class 2) effective sometime during the second quarter of 2025)
CTIVP Prin Blue Chip Gro, Cl 1	CTIVP® – Principal Blue Chip Growth Fund (Class 1) (renamed to CTIVP® – Principal Large Cap Growth Fund (Class 1) effective sometime during the second quarter of 2025)
CTIVP Prin Blue Chip Gro, Cl 2	CTIVP® – Principal Blue Chip Growth Fund (Class 2) (renamed to CTIVP® – Principal Large Cap Growth Fund (Class 2) effective sometime during the second quarter of 2025)
CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 1)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 1	CTIVP® – TCW Core Plus Bond Fund (Class 1)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP® – Victory Sycamore Established Value Fund (Class 1)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP® – Westfield Mid Cap Growth Fund (Class 1)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
CTIVP Westfield Sel Lg Cp Gr, Cl 1	CTIVP® – Westfield Select Large Cap Growth Fund (Class 1) (previously CTIVP® – Morgan Stanley Advantage Fund (Class 1))
CTIVP Westfield Sel Lg Cp Gr, Cl 2	CTIVP® – Westfield Select Large Cap Growth Fund (Class 2) (previously CTIVP® – Morgan Stanley Advantage Fund (Class 2))
CVT EAFE Intl Index, Cl F	CVT EAFE International Index Portfolio – Class F (previously Calvert VP EAFE International Index Portfolio – Class F)
CVT EAFE Intl Index, Cl I	CVT EAFE International Index Portfolio – Class I (previously Calvert VP EAFE International Index Portfolio – Class I)
CVT Nasdaq 100 Index, Cl F	CVT Nasdaq 100 Index Portfolio – Class F (previously Calvert VP Nasdaq 100 Index Portfolio – Class F)
CVT Nasdaq 100 Index, Cl I	CVT Nasdaq 100 Index Portfolio – Class I (previously Calvert VP Nasdaq 100 Index Portfolio – Class I)
CVT Russ 2000 Sm Cap Ind, Cl F	CVT Russell 2000® Small Cap Index Portfolio – Class F (previously Calvert VP Russell 2000® Small Cap Index Portfolio – Class F)
CVT Russ 2000 Sm Cap Ind, Cl I	CVT Russell 2000® Small Cap Index Portfolio – Class I (previously Calvert VP Russell 2000® Small Cap Index Portfolio – Class I)
DWS Alt Asset Alloc VIP, Cl A	DWS Alternative Asset Allocation VIP, Class A
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
EV VT Floating-Rate Inc, Inst Cl	Eaton Vance VT Floating-Rate Income Fund – Institutional Class(1),(9)
Fid VIP Contrafund, Init Cl	Fidelity® VIP ContrafundSM Portfolio Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Emer Mkts, Init Cl	Fidelity® VIP Emerging Markets Portfolio Initial Class(1)
Fid VIP Energy, Init Cl	Fidelity® VIP Energy Portfolio Initial Class(1)
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Gro Opp, Init Cl	Fidelity® VIP Growth Opportunities Portfolio Initial Class(1)
Fid VIP Invest Gr, Init Cl	Fidelity® VIP Investment Grade Bond Portfolio Initial Class(1)
Fid VIP Mid Cap, Init Cl	Fidelity® VIP Mid Cap Portfolio Initial Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2

154	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Init Cl	Fidelity® VIP Strategic Income Portfolio Initial Class
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 1	Franklin Income VIP Fund – Class 1
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 1	Franklin Mutual Shares VIP Fund – Class 1
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 1	Franklin Small Cap Value VIP Fund – Class 1
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares(2)
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser I	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares
Invesco VI Global, Ser I	Invesco V.I. Global Fund, Series I Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser I	Invesco V.I. Global Strategic Income Fund, Series I Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Mn St Sm Cap, Ser I	Invesco V.I. Main Street Small Cap Fund®, Series I Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Invesco VI Tech, Ser II	Invesco V.I. Technology Fund, Series II Shares
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flexible Bond Portfolio: Institutional Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Inst	Janus Henderson VIT Research Portfolio: Institutional Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Inv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Investor Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
Lord Abt Bond Debenture, Cl VC	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC(1)
LVIP AC Intl, Serv Cl	LVIP American Century International Fund, Service Class(3)
LVIP AC Intl, Std Cl II	LVIP American Century International Fund, Standard Class II(4)
LVIP AC Mid Cap Val, Std Cl II	LVIP American Century Mid Cap Value Fund, Standard Class II(1)(5)
LVIP AC Val, Serv Cl	LVIP American Century Value Fund, Service Class(6)
LVIP AC Val, Std Cl II	LVIP American Century Value Fund, Standard Class II(7)
Mac VIP Asset Strategy, Serv Cl	Macquarie VIP Asset Strategy Series – Service Class (previously Delaware Ivy VIP Asset Strategy, Class II)
Mac VIP Asset Strategy, Std Cl	Macquarie VIP Asset Strategy Series – Standard Class(1) (previously Delaware Ivy VIP Asset Strategy, Class I)
Mac VIP Intl Core Eq, Std Cl	Macquarie VIP International Core Equity Series – Standard Class(8) (previously Delaware Ivy VIP International Core Equity – Class I)
MFS Gbl Real Est, Init Cl	MFS® Global Real Estate Portfolio – Initial Class(1)
MFS Intl Gro, Init Cl	MFS® International Growth Portfolio – Initial Class(1)
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl I	Morgan Stanley VIF Discovery Portfolio, Class I Shares

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	155

Division	Fund
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
NB AMT Sus Eq, Cl I	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT All Asset, Inst Cl	PIMCO VIT All Asset Portfolio, Institutional Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
PIMCO VIT Tot Return, Inst Cl	PIMCO VIT Total Return Portfolio, Institutional Class
Put VT Global Hlth Care, Cl IA	Putnam VT Global Health Care Fund – Class IA Shares
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Intl Val, Cl IA	Putnam VT International Value Fund – Class IA Shares(1)
Put VT Lg Cap Val, Cl IA	Putnam VT Large Cap Value Fund – Class IA Shares(1)
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 1	Templeton Global Bond VIP Fund – Class 1
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 1	Variable Portfolio – Aggressive Portfolio (Class 1)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 1	Variable Portfolio – Conservative Portfolio (Class 1)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 1	Variable Portfolio – Managed Volatility Conservative Fund (Class 1)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 1	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 1)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 1	Variable Portfolio – Managed Volatility Growth Fund (Class 1)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 1	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 1)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 1	Variable Portfolio – Moderate Portfolio (Class 1)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 1	Variable Portfolio – Moderately Aggressive Portfolio (Class 1)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 1	Variable Portfolio – Moderately Conservative Portfolio (Class 1)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 1	Variable Portfolio – Partners Core Bond Fund (Class 1)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 1	Variable Portfolio – Partners Core Equity Fund (Class 1)
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Intl Core Eq, Cl 1	Variable Portfolio – Partners International Core Equity Fund (Class 1)
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2)
VP Ptnrs Intl Gro, Cl 1	Variable Portfolio – Partners International Growth Fund (Class 1)
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2)
VP Ptnrs Intl Val, Cl 1	Variable Portfolio – Partners International Value Fund (Class 1)
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 1	Variable Portfolio – Partners Small Cap Growth Fund (Class 1)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 1	Variable Portfolio – Partners Small Cap Value Fund (Class 1)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 1	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 1)

156	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
VP US Flex Gro, Cl 1	Variable Portfolio – U.S. Flexible Growth Fund (Class 1)
VP US Flex Mod Gro, Cl 1	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 1)
Wanger Acorn	Wanger Acorn (renamed to Columbia Variable Portfolio – Acorn Fund effective sometime during the second quarter of 2025)
Wanger Intl	Wanger International (renamed to Columbia Variable Portfolio – Acorn International Fund effective sometime during the second quarter of 2025)
WA Var Global Hi Yd Bond, Cl I	Western Asset Variable Global High Yield Bond Portfolio – Class I
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	For the period January 16, 2024 (commencement of operations) to December 31, 2024.
(2)	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares is scheduled to liquidate sometime during the second quarter of 2025.
(3)	American Century VP International, Class II reorganized into LVIP American Century International Fund, Service Class on April 26, 2024.
(4)	American Century VP International, Class I reorganized into LVIP American Century International Fund, Standard Class II on April 26, 2024.
(5)	American Century VP Mid Cap Value, Class I reorganized into LVIP American Century Mid Cap Value Fund, Standard Class II on April 26, 2024.
(6)	American Century VP Value, Class II reorganized into LVIP American Century Value Fund, Service Class on April 26, 2024.
(7)	American Century VP Value, Class I reorganized into LVIP American Century Value Fund, Standard Class II on April 26, 2024.
(8)	For the period April 26, 2024 (commencement of operations) to December 31, 2024.
(9)	See Note 9 in the Notes to Financial Statements.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as the issuer of the variable life insurance policies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the trade date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2024.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	157

Segment Reporting

In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. The standard was adopted on January 1, 2024. The adoption of the standard did not have an impact on the statement of assets and liabilities, the statement of operations or the statement of changes in net assets, as the standard is disclosure-related only.

The Chairman and President of RiverSource Life Insurance Company acts as the Account’s chief operating decision maker (“CODM”) in assessing performance and making decisions about resource allocation. The CODM has determined that the Account has a single operating segment because the CODM monitors net income, investment performance and overall operating results of the Account as a whole in making decisions about resource allocation. The financial information provided to and reviewed by the CODM is consistent with that presented within the Account’s financial statements.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee
SPVL	0.90%
Succession Select	0.45% or 0.90% (depending on the policy selected)
V2D	0.90%
VUL	0.90%
VUL III	0.45% or 0.90% (depending on the policy selected)
VUL IV	0.30%, 0.45% or 0.90% (depending on the policy selected)
VUL IV – ES	0.20%, 0.30% or 0.90% (depending on the policy selected)
VUL 5	0.00%
VUL 5 – ES	0.00%
VUL 6	0.00%
RVS SPVL	0.50%
SVUL	0.00%
VUL 6 v3	0.00%

RiverSource Life also deducts a daily minimum death benefit guarantee risk charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount offered by the RVS SPVL product. This charge compensates RiverSource Life for the risk it assumes by providing a guaranteed minimum death benefit.

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee may be deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

158	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

5. SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.
6. RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2024 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$229,035
AB VPS Intl Val, Cl B	6,602,351
AB VPS Lg Cap Gro, Cl A	6,076,542
AB VPS Lg Cap Gro, Cl B	13,278,844
AB VPS Relative Val, Cl B	10,060,948
Allspg VT Index Asset Alloc, Cl 2	4,972,500
Allspg VT Opp, Cl 1	294,044
Allspg VT Opp, Cl 2	4,499,947
Allspg VT Sm Cap Gro, Cl 1	2,237,970
Allspg VT Sm Cap Gro, Cl 2	4,409,724
ALPS Alerian Engy Infr, Class I	1,130,355
ALPS Alerian Engy Infr, Class III	3,609,318
BlackRock Global Alloc, Cl I	2,510,790
BlackRock Global Alloc, Cl III	3,027,740
Calvert VP SRI Bal, Cl I	3,264,108
Col VP Bal, Cl 1	17,307,941
Col VP Bal, Cl 3	20,706,524
Col VP Commodity Strategy, Cl 1	523,447
Col VP Commodity Strategy, Cl 2	179,345
Col VP Contrarian Core, Cl 1	6,107,897
Col VP Contrarian Core, Cl 2	2,082,229
Col VP Disciplined Core, Cl 1	2,918,998
Col VP Disciplined Core, Cl 2	399,484
Col VP Disciplined Core, Cl 3	10,459,946
Col VP Divd Opp, Cl 1	3,493,810
Col VP Divd Opp, Cl 2	398,705
Col VP Divd Opp, Cl 3	19,367,466
Col VP Emerg Mkts Bond, Cl 1	447,061
Col VP Emerg Mkts Bond, Cl 2	113,612
Col VP Emer Mkts, Cl 1	3,025,028
Col VP Emer Mkts, Cl 2	839,904
Col VP Emer Mkts, Cl 3	4,696,872
Col VP Global Strategic Inc, Cl 1	351,021
Col VP Global Strategic Inc, Cl 2	98,522
Col VP Global Strategic Inc, Cl 3	4,410,690
Col VP Govt Money Mkt, Cl 1	20,108,516
Col VP Govt Money Mkt, Cl 2	5,291,226
Col VP Govt Money Mkt, Cl 3	40,796,689

Division	Purchases
Col VP Hi Yield Bond, Cl 1	$2,261,218
Col VP Hi Yield Bond, Cl 2	637,787
Col VP Hi Yield Bond, Cl 3	9,799,658
Col VP Inc Opp, Cl 1	1,080,126
Col VP Inc Opp, Cl 2	284,429
Col VP Inc Opp, Cl 3	4,870,516
Col VP Inter Bond, Cl 1	3,614,996
Col VP Inter Bond, Cl 2	1,258,362
Col VP Inter Bond, Cl 3	18,227,543
Col VP Lg Cap Gro, Cl 1	8,345,889
Col VP Lg Cap Gro, Cl 2	1,312,635
Col VP Lg Cap Gro, Cl 3	13,341,637
Col VP Lg Cap Index, Cl 1	43,347,117
Col VP Lg Cap Index, Cl 3	38,247,608
Col VP Limited Duration Cr, Cl 1	1,384,566
Col VP Limited Duration Cr, Cl 2	5,398,186
Col VP Long Govt/Cr Bond, Cl 1	858,391
Col VP Long Govt/Cr Bond, Cl 2	105,241
Col VP Overseas Core, Cl 1	4,118,805
Col VP Overseas Core, Cl 2	1,143,047
Col VP Overseas Core, Cl 3	5,372,018
Col VP Select Lg Cap Val, Cl 1	3,594,486
Col VP Select Lg Cap Val, Cl 2	993,205
Col VP Select Lg Cap Val, Cl 3	3,835,879
Col VP Select Mid Cap Gro, Cl 1	2,339,638
Col VP Select Mid Cap Gro, Cl 2	575,539
Col VP Select Mid Cap Gro, Cl 3	4,627,238
Col VP Select Mid Cap Val, Cl 1	1,869,571
Col VP Select Mid Cap Val, Cl 2	376,565
Col VP Select Mid Cap Val, Cl 3	1,969,450
Col VP Select Sm Cap Val, Cl 1	1,512,560
Col VP Select Sm Cap Val, Cl 2	215,762
Col VP Select Sm Cap Val, Cl 3	3,124,215
Col VP Sel Gbl Tech, Cl 1	6,259,561
Col VP Sel Gbl Tech, Cl 2	1,715,337
Col VP Strategic Inc, Cl 1	3,399,364
Col VP Strategic Inc, Cl 2	620,638
Col VP US Govt Mtge, Cl 1	527,216

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	159

Division	Purchases
Col VP US Govt Mtge, Cl 2	$114,408
Col VP US Govt Mtge, Cl 3	2,911,846
CS Commodity Return, Cl 1	1,106,928
CTIVP AC Div Bond, Cl 1	942,828
CTIVP AC Div Bond, Cl 2	275,887
CTIVP BR Gl Infl Prot Sec, Cl 1	242,385
CTIVP BR Gl Infl Prot Sec, Cl 2	61,156
CTIVP BR Gl Infl Prot Sec, Cl 3	1,031,115
CTIVP CenterSquare Real Est, Cl 1	645,874
CTIVP CenterSquare Real Est, Cl 2	209,879
CTIVP MFS Val, Cl 1	3,164,545
CTIVP MFS Val, Cl 2	542,065
CTIVP Prin Blue Chip Gro, Cl 1	1,716,778
CTIVP Prin Blue Chip Gro, Cl 2	484,922
CTIVP T Rowe Price LgCap Val, Cl 1	1,302,355
CTIVP T Rowe Price LgCap Val, Cl 2	460,857
CTIVP TCW Core Plus Bond, Cl 1	1,642,517
CTIVP TCW Core Plus Bond, Cl 2	225,224
CTIVP Vty Sycamore Estb Val, Cl 1	3,460,675
CTIVP Vty Sycamore Estb Val, Cl 2	898,734
CTIVP Vty Sycamore Estb Val, Cl 3	5,276,763
CTIVP Westfield Mid Cap Gro, Cl 1	1,608,347
CTIVP Westfield Mid Cap Gro, Cl 2	308,371
CTIVP Westfield Sel Lg Cp Gr, Cl 1	1,009,190
CTIVP Westfield Sel Lg Cp Gr, Cl 2	206,197
CVT EAFE Intl Index, Cl F	564,526
CVT EAFE Intl Index, Cl I	3,835,948
CVT Nasdaq 100 Index, Cl F	1,761,748
CVT Nasdaq 100 Index, Cl I	5,453,614
CVT Russ 2000 Sm Cap Ind, Cl F	283,725
CVT Russ 2000 Sm Cap Ind, Cl I	2,320,755
DWS Alt Asset Alloc VIP, Cl A	854,651
DWS Alt Asset Alloc VIP, Cl B	832,562
EV VT Floating-Rate Inc, Init Cl	5,108,259
EV VT Floating-Rate Inc, Inst Cl(1)	148,280
Fid VIP Contrafund, Init Cl	16,528,053
Fid VIP Contrafund, Serv Cl 2	37,369,805
Fid VIP Emer Mkts, Init Cl	296,891
Fid VIP Energy, Init Cl	169,280
Fid VIP Gro & Inc, Serv Cl	6,632,987
Fid VIP Gro & Inc, Serv Cl 2	15,755,043
Fid VIP Gro Opp, Init Cl	1,484,109
Fid VIP Invest Gr, Init Cl	708,774
Fid VIP Mid Cap, Init Cl	8,576,004
Fid VIP Mid Cap, Serv Cl	14,283,193
Fid VIP Mid Cap, Serv Cl 2	31,132,634
Fid VIP Overseas, Serv Cl	3,803,337
Fid VIP Overseas, Serv Cl 2	7,585,154
Fid VIP Strategic Inc, Init Cl	3,503,787
Fid VIP Strategic Inc, Serv Cl 2	1,033,869
Frank Global Real Est, Cl 2	5,361,555
Frank Inc, Cl 1	1,171,650
Frank Inc, Cl 2	3,265,896
Frank Mutual Shares, Cl 1	236,857
Frank Mutual Shares, Cl 2	3,312,278
Frank Sm Cap Val, Cl 1	2,414,329
Frank Sm Cap Val, Cl 2	7,333,871
GS VIT Mid Cap Val, Inst	14,137,715
GS VIT Multi-Strategy Alt, Advisor	421,964

Division	Purchases
GS VIT Sm Cap Eq Insights, Inst	$1,450,494
GS VIT U.S. Eq Insights, Inst	15,224,784
Invesco VI Am Fran, Ser I	694,119
Invesco VI Am Fran, Ser II	3,778,304
Invesco VI Bal Risk Alloc, Ser I	437,988
Invesco VI Bal Risk Alloc, Ser II	678,431
Invesco VI Comstock, Ser II	7,518,486
Invesco VI Core Eq, Ser I	10,792,866
Invesco VI Dis Mid Cap Gro, Ser I	2,484,723
Invesco VI Div Divd, Ser I	3,289,944
Invesco VI EQV Intl Eq, Ser II	2,459,677
Invesco VI Global, Ser I	1,933,952
Invesco VI Global, Ser II	5,146,989
Invesco VI Gbl Strat Inc, Ser I	289,819
Invesco VI Gbl Strat Inc, Ser II	6,139,735
Invesco VI Mn St Sm Cap, Ser I	3,496,352
Invesco VI Mn St Sm Cap, Ser II	6,844,837
Invesco VI Tech, Ser I	6,902,594
Invesco VI Tech, Ser II	814,011
Janus Henderson VIT Bal, Inst	10,809,906
Janus Henderson VIT Bal, Serv	851,443
Janus Henderson VIT Enter, Serv	2,011,730
Janus Henderson VIT Flex Bd, Inst	1,593,066
Janus Henderson VIT Flex Bd, Serv	325,823
Janus Hend VIT Gbl Tech Innov, Srv	6,200,665
Janus Henderson VIT Overseas, Serv	5,519,778
Janus Henderson VIT Res, Inst	1,783,880
Janus Henderson VIT Res, Serv	5,322,087
Lazard Ret Global Dyn MA, Inv	82,794
Lazard Ret Global Dyn MA, Serv	180,120
Lord Abt Bond Debenture, Cl VC	410,847
LVIP AC Intl, Serv Cl	2,776,950
LVIP AC Intl, Std Cl II	707,320
LVIP AC Mid Cap Val, Std Cl II	254,264
LVIP AC Val, Serv Cl	10,923,830
LVIP AC Val, Std Cl II	9,381,873
Mac VIP Asset Strategy, Serv Cl	314,748
Mac VIP Asset Strategy, Std Cl	5,060
Mac VIP Intl Core Eq, Std Cl	227,632
MFS Gbl Real Est, Init Cl	64,340
MFS Intl Gro, Init Cl	649,904
MFS Mass Inv Gro Stock, Serv Cl	8,921,495
MFS New Dis, Serv Cl	2,723,489
MFS Utilities, Init Cl	845,626
MFS Utilities, Serv Cl	4,257,515
MS VIF Dis, Cl I	1,530,278
MS VIF Dis, Cl II	2,826,846
NB AMT Sus Eq, Cl I	445,965
NB AMT Sus Eq, Cl S	256,605
PIMCO VIT All Asset, Advisor Cl	2,560,769
PIMCO VIT All Asset, Inst Cl	237,374
PIMCO VIT Glb Man As Alloc, Adv Cl	36,857
PIMCO VIT Tot Return, Advisor Cl	7,112,238
PIMCO VIT Tot Return, Inst Cl	2,081,400
Put VT Global Hlth Care, Cl IA	1,074,370
Put VT Global Hlth Care, Cl IB	5,701,030
Put VT Hi Yield, Cl IB	537,951
Put VT Intl Eq, Cl IB	2,835,076
Put VT Intl Val, Cl IA	289,673

160	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Purchases
Put VT Lg Cap Val, Cl IA	$1,306,145
Put VT Sus Leaders, Cl IA	2,058,532
Put VT Sus Leaders, Cl IB	1,595,653
Royce Micro-Cap, Invest Cl	2,620,563
Temp Global Bond, Cl 1	173,165
Temp Global Bond, Cl 2	851,001
Third Ave VST Third Ave Value	3,510,188
VanEck VIP Global Gold, Cl S	1,852,336
VP Aggr, Cl 1	36,337,673
VP Aggr, Cl 2	35,677,975
VP Aggr, Cl 4	26,875,324
VP Conserv, Cl 1	865,307
VP Conserv, Cl 2	5,945,638
VP Conserv, Cl 4	3,786,076
VP Man Vol Conserv, Cl 1	57,886
VP Man Vol Conserv, Cl 2	947,900
VP Man Vol Conserv Gro, Cl 1	626,421
VP Man Vol Conserv Gro, Cl 2	562,674
VP Man Vol Gro, Cl 1	5,804,231
VP Man Vol Gro, Cl 2	6,678,458
VP Man Vol Mod Gro, Cl 1	5,228,043
VP Man Vol Mod Gro, Cl 2	3,177,009
VP Mod, Cl 1	27,187,618
VP Mod, Cl 2	28,413,545
VP Mod, Cl 4	34,304,243
VP Mod Aggr, Cl 1	66,808,649
VP Mod Aggr, Cl 2	44,559,673

Division	Purchases
VP Mod Aggr, Cl 4	$57,953,107
VP Mod Conserv, Cl 1	1,366,863
VP Mod Conserv, Cl 2	6,923,605
VP Mod Conserv, Cl 4	8,997,839
VP Ptnrs Core Bond, Cl 1	888,089
VP Ptnrs Core Bond, Cl 2	201,479
VP Ptnrs Core Eq, Cl 1	753,856
VP Ptnrs Core Eq, Cl 2	333,884
VP Ptnrs Core Eq, Cl 3	1,451,709
VP Ptnrs Intl Core Eq, Cl 1	1,167,140
VP Ptnrs Intl Core Eq, Cl 2	400,779
VP Ptnrs Intl Gro, Cl 1	1,951,699
VP Ptnrs Intl Gro, Cl 2	885,353
VP Ptnrs Intl Val, Cl 1	992,738
VP Ptnrs Intl Val, Cl 2	540,727
VP Ptnrs Sm Cap Gro, Cl 1	830,194
VP Ptnrs Sm Cap Gro, Cl 2	269,352
VP Ptnrs Sm Cap Val, Cl 1	202,073
VP Ptnrs Sm Cap Val, Cl 2	105,438
VP Ptnrs Sm Cap Val, Cl 3	2,722,750
VP US Flex Conserv Gro, Cl 1	107,307
VP US Flex Gro, Cl 1	2,150,743
VP US Flex Mod Gro, Cl 1	1,400,470
Wanger Acorn	11,214,352
Wanger Intl	8,044,105
WA Var Global Hi Yd Bond, Cl I	308,245
WA Var Global Hi Yd Bond, Cl II	103,522

(1)	See Note 9 in the Notes to Financial Statements.

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2024	551	$1.57	to	$1.33	$821	1.13%	0.00%	to	0.90%	10.43%		to	9.43%
2023	474	$1.42	to	$1.22	$644	0.66%	0.00%	to	0.90%	13.48%		to	12.46%
2022	375	$1.25	to	$1.08	$451	2.61%	0.00%	to	0.90%	(18.68%)		to	(19.40%)
2021	339	$1.54	to	$1.34	$501	1.50%	0.00%	to	0.90%	9.28%		to	8.30%
2020	372	$1.41	to	$1.24	$504	1.35%	0.00%	to	0.90%	4.86%		to	3.92%
AB VPS Intl Val, Cl B
2024	20,269	$1.42	to	$1.89	$36,975	2.29%	0.20%	to	0.90%	4.60%		to	3.86%
2023	20,837	$1.36	to	$1.82	$38,105	0.69%	0.20%	to	0.90%	14.60%		to	13.81%
2022	21,294	$1.18	to	$1.60	$34,926	4.20%	0.20%	to	0.90%	18.83	%(7)	to	(14.57%)
2021	21,577	$1.54	to	$1.87	$41,260	1.70%	0.30%	to	0.90%	10.52%		to	9.86%
2020	22,048	$1.39	to	$1.70	$38,291	1.55%	0.30%	to	0.90%	1.90%		to	1.29%
AB VPS Lg Cap Gro, Cl A
2024	11,084	$2.51	to	$2.51	$27,819	0.06%	0.00%	to	0.00%	25.25%		to	25.25%
2023	9,180	$2.00	to	$2.00	$18,396	—	0.00%	to	0.00%	35.13%		to	35.13%
2022	6,917	$1.48	to	$1.48	$10,257	—	0.00%	to	0.00%	(28.51%)		to	(28.51%)
2021	4,526	$2.07	to	$2.07	$9,388	—	0.00%	to	0.00%	28.97%		to	28.97%
2020	2,396	$1.61	to	$1.61	$3,854	—	0.00%	to	0.00%	35.48%		to	35.48%
AB VPS Lg Cap Gro, Cl B
2024	12,190	$6.74	to	$6.22	$90,627	—	0.00%	to	0.90%	24.95%		to	23.83%
2023	11,905	$5.39	to	$5.02	$74,888	—	0.00%	to	0.90%	34.79%		to	33.59%
2022	11,267	$4.00	to	$3.76	$55,103	—	0.00%	to	0.90%	(28.69%)		to	(29.33%)
2021	11,122	$5.61	to	$5.32	$77,132	—	0.00%	to	0.90%	28.65%		to	27.50%
2020	11,217	$4.36	to	$4.17	$60,424	—	0.00%	to	0.90%	35.15%		to	33.94%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	161

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Relative Val, Cl B
2024	9,680	$1.38	to	$4.37	$37,012	1.27%	0.20%	to	0.90%	12.54%		to	11.75%
2023	8,305	$1.23	to	$3.91	$33,146	1.29%	0.20%	to	0.90%	11.50%		to	10.72%
2022	8,099	$1.10	to	$3.53	$32,111	1.10%	0.20%	to	0.90%	10.30	%(7)	to	(5.27%)
2021	8,602	$2.93	to	$3.73	$35,943	0.64%	0.30%	to	0.90%	27.46%		to	26.69%
2020	8,839	$2.30	to	$2.94	$28,975	1.34%	0.30%	to	0.90%	2.17%		to	1.55%
Allspg VT Index Asset Alloc, Cl 2
2024	5,914	$1.38	to	$4.16	$15,485	1.31%	0.20%	to	0.90%	14.64%		to	13.83%
2023	5,784	$1.21	to	$3.66	$14,028	0.96%	0.20%	to	0.90%	16.47%		to	15.66%
2022	5,947	$1.04	to	$3.16	$12,736	0.63%	0.20%	to	0.90%	4.13	%(7)	to	(17.77%)
2021	6,216	$2.65	to	$3.84	$16,143	0.59%	0.30%	to	0.90%	15.65%		to	14.96%
2020	6,508	$2.29	to	$3.34	$14,723	0.82%	0.30%	to	0.90%	16.24%		to	15.54%
Allspg VT Opp, Cl 1
2024	488	$2.04	to	$2.04	$998	0.28%	0.00%	to	0.00%	15.35%		to	15.35%
2023	403	$1.77	to	$1.77	$714	—	0.00%	to	0.00%	26.83%		to	26.83%
2022	213	$1.40	to	$1.40	$298	—	0.00%	to	0.00%	(20.61%)		to	(20.61%)
2021	88	$1.76	to	$1.76	$155	0.20%	0.00%	to	0.00%	25.06%		to	25.06%
2020	66	$1.41	to	$1.41	$93	0.69%	0.00%	to	0.00%	21.32%		to	21.32%
Allspg VT Opp, Cl 2
2024	3,732	$4.27	to	$6.24	$17,461	0.05%	0.00%	to	0.90%	15.05%		to	14.01%
2023	3,407	$3.71	to	$5.47	$16,502	—	0.00%	to	0.90%	26.50%		to	25.37%
2022	3,274	$2.93	to	$4.36	$14,058	—	0.00%	to	0.90%	(20.81%)		to	(21.52%)
2021	3,460	$3.70	to	$5.56	$18,792	0.04%	0.00%	to	0.90%	24.78%		to	23.66%
2020	3,782	$2.97	to	$4.50	$16,538	0.44%	0.00%	to	0.90%	21.01%		to	19.92%
Allspg VT Sm Cap Gro, Cl 1
2024	5,812	$1.48	to	$1.48	$8,605	—	0.00%	to	0.00%	19.07%		to	19.07%
2023	4,473	$1.24	to	$1.24	$5,562	—	0.00%	to	0.00%	4.35%		to	4.35%
2022	3,336	$1.19	to	$1.19	$3,974	—	0.00%	to	0.00%	(34.30%)		to	(34.30%)
2021	2,184	$1.81	to	$1.81	$3,960	—	0.00%	to	0.00%	7.93%		to	7.93%
2020	1,129	$1.68	to	$1.68	$1,896	—	0.00%	to	0.00%	58.10%		to	58.10%
Allspg VT Sm Cap Gro, Cl 2
2024	7,018	$3.36	to	$5.66	$28,258	—	0.00%	to	0.90%	18.70%		to	17.63%
2023	6,564	$2.83	to	$4.81	$24,229	—	0.00%	to	0.90%	4.11%		to	3.18%
2022	6,328	$2.72	to	$4.66	$23,862	—	0.00%	to	0.90%	(34.42%)		to	(35.01%)
2021	6,492	$4.14	to	$7.18	$38,115	—	0.00%	to	0.90%	7.64%		to	6.68%
2020	6,635	$3.85	to	$6.73	$37,277	—	0.00%	to	0.90%	57.78%		to	56.37%
ALPS Alerian Engy Infr, Class I
2024	1,907	$2.00	to	$2.00	$3,821	4.98%	0.00%	to	0.00%	41.03%		to	41.03%
2023	1,512	$1.42	to	$1.42	$2,147	3.77%	0.00%	to	0.00%	14.25%		to	14.25%
2022	1,280	$1.24	to	$1.24	$1,592	6.26%	0.00%	to	0.00%	17.84%		to	17.84%
2021	466	$1.06	to	$1.06	$492	3.03%	0.00%	to	0.00%	38.25%		to	38.25%
2020	227	$0.76	to	$0.76	$174	4.77%	0.00%	to	0.00%	(24.85%)		to	(24.85%)
ALPS Alerian Engy Infr, Class III
2024	11,532	$1.98	to	$1.46	$18,746	3.91%	0.00%	to	0.90%	40.60%		to	39.33%
2023	13,258	$1.41	to	$1.05	$15,383	2.83%	0.00%	to	0.90%	13.91%		to	12.89%
2022	16,510	$1.24	to	$0.93	$16,965	5.36%	0.00%	to	0.90%	17.32%		to	16.27%
2021	9,385	$1.05	to	$0.80	$8,265	2.22%	0.00%	to	0.90%	37.78%		to	36.54%
2020	7,533	$0.77	to	$0.59	$4,778	2.74%	0.00%	to	0.90%	(25.12%)		to	(25.80%)
BlackRock Global Alloc, Cl I
2024	6,987	$1.48	to	$1.48	$10,347	0.89%	0.00%	to	0.00%	9.23%		to	9.23%
2023	6,174	$1.36	to	$1.36	$8,370	2.92%	0.00%	to	0.00%	12.83%		to	12.83%
2022	3,945	$1.20	to	$1.20	$4,741	—	0.00%	to	0.00%	(15.86%)		to	(15.86%)
2021	2,315	$1.43	to	$1.43	$3,305	1.19%	0.00%	to	0.00%	6.67%		to	6.67%
2020	842	$1.34	to	$1.34	$1,127	1.89%	0.00%	to	0.00%	21.01%		to	21.01%

162	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
BlackRock Global Alloc, Cl III
2024	7,841	$2.03	to	$1.52	$13,288	0.81%	0.00%	to	0.90%	8.93%		to	7.94%
2023	8,436	$1.86	to	$1.40	$13,139	2.53%	0.00%	to	0.90%	12.49%		to	11.48%
2022	8,825	$1.65	to	$1.26	$12,173	—	0.00%	to	0.90%	(16.07%)		to	(16.82%)
2021	8,960	$1.97	to	$1.51	$14,741	0.84%	0.00%	to	0.90%	6.41%		to	5.46%
2020	8,664	$1.85	to	$1.44	$13,455	1.31%	0.00%	to	0.90%	20.71%		to	19.63%
Calvert VP SRI Bal, Cl I
2024	5,366	$1.19	to	$3.16	$18,896	1.75%	0.00%	to	0.90%	19.11	%(8)	to	18.53%
2023	4,974	$1.21	to	$2.66	$15,641	1.59%	0.20%	to	0.90%	16.59%		to	15.77%
2022	5,078	$1.04	to	$2.30	$14,279	1.22%	0.20%	to	0.90%	4.47	%(7)	to	(16.17%)
2021	5,131	$2.40	to	$2.75	$17,155	1.18%	0.30%	to	0.90%	14.77%		to	14.08%
2020	4,878	$2.09	to	$2.41	$14,181	1.58%	0.30%	to	0.90%	14.91%		to	14.22%
Col VP Bal, Cl 1
2024	27,201	$1.79	to	$1.79	$48,704	—	0.00%	to	0.00%	14.55%		to	14.55%
2023	17,369	$1.56	to	$1.56	$27,148	—	0.00%	to	0.00%	21.40%		to	21.40%
2022	11,049	$1.29	to	$1.29	$14,227	—	0.00%	to	0.00%	(16.65%)		to	(16.65%)
2021	6,891	$1.54	to	$1.54	$10,644	—	0.00%	to	0.00%	14.87%		to	14.87%
2020	2,380	$1.34	to	$1.34	$3,201	—	0.00%	to	0.00%	17.77%		to	17.77%
Col VP Bal, Cl 3
2024	68,038	$3.07	to	$3.28	$245,069	—	0.00%	to	0.90%	14.43%		to	13.40%
2023	68,177	$2.68	to	$2.89	$219,203	—	0.00%	to	0.90%	21.23%		to	20.15%
2022	70,596	$2.21	to	$2.41	$190,709	—	0.00%	to	0.90%	(16.74%)		to	(17.49%)
2021	75,552	$2.66	to	$2.92	$245,549	—	0.00%	to	0.90%	14.74%		to	13.71%
2020	78,112	$2.32	to	$2.57	$221,528	—	0.00%	to	0.90%	17.59%		to	16.53%
Col VP Commodity Strategy, Cl 1
2024	1,138	$1.57	to	$1.57	$1,788	3.59%	0.00%	to	0.00%	7.24%		to	7.24%
2023	989	$1.46	to	$1.46	$1,449	21.29%	0.00%	to	0.00%	(6.82%)		to	(6.82%)
2022	1,172	$1.57	to	$1.57	$1,842	28.83%	0.00%	to	0.00%	19.09%		to	19.09%
2021	382	$1.32	to	$1.32	$505	0.27%	0.00%	to	0.00%	32.63%		to	32.63%
2020	90	$1.00	to	$1.00	$90	12.64%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
Col VP Commodity Strategy, Cl 2
2024	827	$0.96	to	$0.96	$795	3.56%	0.00%	to	0.00%	7.09%		to	7.09%
2023	906	$0.90	to	$0.90	$814	18.80%	0.00%	to	0.00%	(7.13%)		to	(7.13%)
2022	1,293	$0.97	to	$0.97	$1,251	28.38%	0.00%	to	0.00%	18.70%		to	18.70%
2021	858	$0.81	to	$0.81	$699	—	0.00%	to	0.00%	32.01%		to	32.01%
2020	422	$0.62	to	$0.62	$260	20.91%	0.00%	to	0.00%	(1.55%)		to	(1.55%)
Col VP Contrarian Core, Cl 1
2024	7,554	$2.40	to	$2.40	$18,138	—	0.00%	to	0.00%	23.40%		to	23.40%
2023	5,100	$1.95	to	$1.95	$9,923	—	0.00%	to	0.00%	32.21%		to	32.21%
2022	3,121	$1.47	to	$1.47	$4,594	—	0.00%	to	0.00%	(18.65%)		to	(18.65%)
2021	1,799	$1.81	to	$1.81	$3,254	—	0.00%	to	0.00%	24.28%		to	24.28%
2020	616	$1.46	to	$1.46	$896	—	0.00%	to	0.00%	22.35%		to	22.35%
Col VP Contrarian Core, Cl 2
2024	2,497	$4.02	to	$4.02	$10,039	—	0.00%	to	0.00%	23.09%		to	23.09%
2023	2,123	$3.27	to	$3.27	$6,932	—	0.00%	to	0.00%	31.89%		to	31.89%
2022	1,874	$2.48	to	$2.48	$4,639	—	0.00%	to	0.00%	(18.85%)		to	(18.85%)
2021	2,001	$3.05	to	$3.05	$6,105	—	0.00%	to	0.00%	23.96%		to	23.96%
2020	1,983	$2.46	to	$2.46	$4,881	—	0.00%	to	0.00%	22.00%		to	22.00%
Col VP Disciplined Core, Cl 1
2024	4,303	$2.16	to	$2.16	$9,275	—	0.00%	to	0.00%	26.06%		to	26.06%
2023	3,042	$1.71	to	$1.71	$5,200	—	0.00%	to	0.00%	24.36%		to	24.36%
2022	2,060	$1.37	to	$1.37	$2,832	—	0.00%	to	0.00%	(18.72%)		to	(18.72%)
2021	1,354	$1.69	to	$1.69	$2,290	—	0.00%	to	0.00%	32.74%		to	32.74%
2020	725	$1.27	to	$1.27	$924	—	0.00%	to	0.00%	14.12%		to	14.12%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	163

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Disciplined Core, Cl 2
2024	798	$4.74	to	$4.74	$3,781	—	0.00%	to	0.00%	25.73%		to	25.73%
2023	872	$3.77	to	$3.77	$3,288	—	0.00%	to	0.00%	24.08%		to	24.08%
2022	895	$3.04	to	$3.04	$2,717	—	0.00%	to	0.00%	(18.94%)		to	(18.94%)
2021	847	$3.75	to	$3.75	$3,172	—	0.00%	to	0.00%	32.43%		to	32.43%
2020	974	$2.83	to	$2.83	$2,757	—	0.00%	to	0.00%	13.83%		to	13.83%
Col VP Disciplined Core, Cl 3
2024	81,199	$1.63	to	$3.64	$371,901	—	0.20%	to	0.90%	25.65%		to	24.76%
2023	86,364	$1.30	to	$2.92	$324,581	—	0.20%	to	0.90%	23.98%		to	23.12%
2022	92,009	$1.05	to	$2.37	$283,960	—	0.20%	to	0.90%	5.12	%(7)	to	(19.56%)
2021	99,082	$3.65	to	$2.95	$377,759	—	0.30%	to	0.90%	32.17%		to	31.38%
2020	107,057	$2.76	to	$2.24	$308,477	—	0.30%	to	0.90%	13.64%		to	12.96%
Col VP Divd Opp, Cl 1
2024	7,556	$1.71	to	$1.71	$12,904	—	0.00%	to	0.00%	15.42%		to	15.42%
2023	5,592	$1.48	to	$1.48	$8,274	—	0.00%	to	0.00%	5.09%		to	5.09%
2022	3,947	$1.41	to	$1.41	$5,557	—	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2021	1,830	$1.42	to	$1.42	$2,606	—	0.00%	to	0.00%	26.16%		to	26.16%
2020	1,021	$1.13	to	$1.13	$1,152	—	0.00%	to	0.00%	1.15%		to	1.15%
Col VP Divd Opp, Cl 2
2024	1,591	$3.15	to	$3.15	$5,011	—	0.00%	to	0.00%	15.12%		to	15.12%
2023	1,832	$2.74	to	$2.74	$5,014	—	0.00%	to	0.00%	4.84%		to	4.84%
2022	1,928	$2.61	to	$2.61	$5,032	—	0.00%	to	0.00%	(1.39%)		to	(1.39%)
2021	1,446	$2.65	to	$2.65	$3,826	—	0.00%	to	0.00%	25.89%		to	25.89%
2020	1,430	$2.10	to	$2.10	$3,007	—	0.00%	to	0.00%	0.90%		to	0.90%
Col VP Divd Opp, Cl 3
2024	53,618	$1.35	to	$4.82	$212,633	—	0.20%	to	0.90%	15.04%		to	14.24%
2023	53,115	$1.17	to	$4.22	$200,758	—	0.20%	to	0.90%	4.74%		to	4.02%
2022	53,489	$1.12	to	$4.05	$204,738	—	0.20%	to	0.90%	12.24	%(7)	to	(2.12%)
2021	55,539	$2.55	to	$4.14	$217,215	—	0.30%	to	0.90%	25.64%		to	24.89%
2020	58,981	$2.03	to	$3.32	$184,016	—	0.30%	to	0.90%	0.72%		to	0.12%
Col VP Emerg Mkts Bond, Cl 1
2024	1,015	$1.10	to	$1.10	$1,116	4.90%	0.00%	to	0.00%	6.39%		to	6.39%
2023	1,089	$1.03	to	$1.03	$1,125	6.36%	0.00%	to	0.00%	10.43%		to	10.43%
2022	451	$0.94	to	$0.94	$422	4.45%	0.00%	to	0.00%	(16.03%)		to	(16.03%)
2021	262	$1.11	to	$1.11	$292	4.07%	0.00%	to	0.00%	(2.20%)		to	(2.20%)
2020	133	$1.14	to	$1.14	$151	3.92%	0.00%	to	0.00%	7.43%		to	7.43%
Col VP Emerg Mkts Bond, Cl 2
2024	505	$1.33	to	$1.33	$669	4.89%	0.00%	to	0.00%	6.13%		to	6.13%
2023	537	$1.25	to	$1.25	$670	5.32%	0.00%	to	0.00%	10.02%		to	10.02%
2022	517	$1.13	to	$1.13	$587	4.09%	0.00%	to	0.00%	(16.16%)		to	(16.16%)
2021	609	$1.35	to	$1.35	$825	3.77%	0.00%	to	0.00%	(2.45%)		to	(2.45%)
2020	492	$1.39	to	$1.39	$683	3.35%	0.00%	to	0.00%	7.16%		to	7.16%
Col VP Emer Mkts, Cl 1
2024	10,086	$1.13	to	$1.13	$11,444	1.12%	0.00%	to	0.00%	5.68%		to	5.68%
2023	7,847	$1.07	to	$1.07	$8,425	0.10%	0.00%	to	0.00%	9.46%		to	9.46%
2022	5,611	$0.98	to	$0.98	$5,504	—	0.00%	to	0.00%	(32.90%)		to	(32.90%)
2021	3,339	$1.46	to	$1.46	$4,881	0.77%	0.00%	to	0.00%	(7.20%)		to	(7.20%)
2020	1,249	$1.58	to	$1.58	$1,967	0.49%	0.00%	to	0.00%	33.54%		to	33.54%
Col VP Emer Mkts, Cl 2
2024	5,205	$1.50	to	$1.50	$7,783	1.01%	0.00%	to	0.00%	5.45%		to	5.45%
2023	5,263	$1.42	to	$1.42	$7,462	—	0.00%	to	0.00%	9.20%		to	9.20%
2022	4,948	$1.30	to	$1.30	$6,426	—	0.00%	to	0.00%	(33.07%)		to	(33.07%)
2021	5,014	$1.94	to	$1.94	$9,729	0.88%	0.00%	to	0.00%	(7.47%)		to	(7.47%)
2020	4,306	$2.10	to	$2.10	$9,029	0.40%	0.00%	to	0.00%	33.17%		to	33.17%

164	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Emer Mkts, Cl 3
2024	20,132	$1.21	to	$3.06	$39,632	1.13%	0.20%	to	0.90%	5.29%		to	4.55%
2023	20,810	$1.15	to	$2.93	$41,193	—	0.20%	to	0.90%	9.09%		to	8.33%
2022	20,471	$1.05	to	$2.70	$39,001	—	0.20%	to	0.90%	6.78	%(7)	to	(33.58%)
2021	20,489	$1.77	to	$4.07	$59,340	0.96%	0.30%	to	0.90%	(7.61%)		to	(8.16%)
2020	19,482	$1.92	to	$4.43	$62,312	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
Col VP Global Strategic Inc, Cl 1
2024	291	$1.04	to	$1.04	$302	2.15%	0.00%	to	0.00%	4.15	%(8)	to	4.15	%(8)
Col VP Global Strategic Inc, Cl 2
2024	330	$1.00	to	$1.00	$329	3.31%	0.00%	to	0.00%	3.30%		to	3.30%
2023	349	$0.96	to	$0.96	$337	2.94%	0.00%	to	0.00%	9.47%		to	9.47%
2022	306	$0.88	to	$0.88	$270	3.08%	0.00%	to	0.00%	(13.63%)		to	(13.63%)
2021	257	$1.02	to	$1.02	$262	3.49%	0.00%	to	0.00%	1.03%		to	1.03%
2020	225	$1.01	to	$1.01	$228	5.70%	0.00%	to	0.00%	4.59%		to	4.59%
Col VP Global Strategic Inc, Cl 3
2024	16,309	$1.16	to	$1.78	$19,120	3.24%	0.20%	to	0.90%	3.05%		to	2.32%
2023	14,957	$1.12	to	$1.74	$17,511	3.16%	0.20%	to	0.90%	9.59%		to	8.82%
2022	14,712	$1.02	to	$1.60	$16,057	3.37%	0.20%	to	0.90%	2.78	%(7)	to	(14.38%)
2021	15,544	$0.99	to	$1.87	$19,785	3.78%	0.30%	to	0.90%	0.84%		to	0.23%
2020	15,975	$0.98	to	$1.87	$20,343	5.05%	0.30%	to	0.90%	4.36%		to	3.74%
Col VP Govt Money Mkt, Cl 1
2024	19,547	$1.13	to	$1.13	$22,164	4.84%	0.00%	to	0.00%	5.00%		to	5.00%
2023	16,606	$1.08	to	$1.08	$17,934	4.68%	0.00%	to	0.00%	4.73%		to	4.73%
2022	9,621	$1.03	to	$1.03	$9,921	1.55%	0.00%	to	0.00%	1.20%		to	1.20%
2021	4,188	$1.02	to	$1.02	$4,267	0.01%	0.00%	to	0.00%	0.02%		to	0.02%
2020	2,100	$1.02	to	$1.02	$2,139	0.08%	0.00%	to	0.00%	0.30%		to	0.30%
Col VP Govt Money Mkt, Cl 2
2024	8,823	$1.14	to	$1.14	$10,090	4.58%	0.00%	to	0.00%	4.74%		to	4.74%
2023	7,655	$1.09	to	$1.09	$8,359	4.35%	0.00%	to	0.00%	4.46%		to	4.46%
2022	9,023	$1.05	to	$1.05	$9,432	1.11%	0.00%	to	0.00%	1.10%		to	1.10%
2021	8,269	$1.03	to	$1.03	$8,550	0.01%	0.00%	to	0.00%	0.02%		to	0.02%
2020	6,819	$1.03	to	$1.03	$7,049	0.13%	0.00%	to	0.00%	0.24%		to	0.24%
Col VP Govt Money Mkt, Cl 3
2024	63,065	$1.13	to	$1.17	$69,109	4.71%	0.20%	to	0.90%	4.66%		to	3.92%
2023	46,490	$1.08	to	$1.13	$48,679	4.50%	0.20%	to	0.90%	4.39%		to	3.66%
2022	48,496	$1.04	to	$1.09	$48,793	1.20%	0.20%	to	0.90%	0.96%		to	0.26%
2021	42,780	$1.03	to	$1.08	$42,769	0.01%	0.20%	to	0.90%	(0.17%)		to	(0.87%)
2020	49,065	$1.03	to	$1.09	$49,384	0.20%	0.20%	to	0.90%	0.08%		to	(0.61%)
Col VP Hi Yield Bond, Cl 1
2024	4,250	$1.32	to	$1.32	$5,620	5.96%	0.00%	to	0.00%	7.04%		to	7.04%
2023	2,898	$1.24	to	$1.24	$3,579	5.58%	0.00%	to	0.00%	12.19%		to	12.19%
2022	2,010	$1.10	to	$1.10	$2,213	5.53%	0.00%	to	0.00%	(10.55%)		to	(10.55%)
2021	1,075	$1.23	to	$1.23	$1,323	5.10%	0.00%	to	0.00%	4.98%		to	4.98%
2020	471	$1.17	to	$1.17	$552	6.29%	0.00%	to	0.00%	6.67%		to	6.67%
Col VP Hi Yield Bond, Cl 2
2024	1,550	$1.79	to	$1.79	$2,768	5.82%	0.00%	to	0.00%	6.88%		to	6.88%
2023	1,344	$1.67	to	$1.67	$2,247	5.27%	0.00%	to	0.00%	11.87%		to	11.87%
2022	1,365	$1.49	to	$1.49	$2,040	4.91%	0.00%	to	0.00%	(10.78%)		to	(10.78%)
2021	1,395	$1.67	to	$1.67	$2,337	4.97%	0.00%	to	0.00%	4.79%		to	4.79%
2020	1,243	$1.60	to	$1.60	$1,986	5.94%	0.00%	to	0.00%	6.31%		to	6.31%
Col VP Hi Yield Bond, Cl 3
2024	20,405	$1.22	to	$3.33	$50,146	5.72%	0.20%	to	0.90%	6.74%		to	5.98%
2023	18,668	$1.14	to	$3.14	$46,808	5.42%	0.20%	to	0.90%	11.86%		to	11.08%
2022	18,231	$1.02	to	$2.83	$43,768	5.10%	0.20%	to	0.90%	2.27	%(7)	to	(11.50%)
2021	19,746	$1.61	to	$3.20	$53,387	4.95%	0.30%	to	0.90%	4.55%		to	3.92%
2020	19,746	$1.54	to	$3.08	$51,630	5.68%	0.30%	to	0.90%	6.23%		to	5.59%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	165

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inc Opp, Cl 1
2024	1,710	$1.29	to	$1.29	$2,206	5.86%	0.00%	to	0.00%	5.90%		to	5.90%
2023	996	$1.22	to	$1.22	$1,213	5.50%	0.00%	to	0.00%	11.56%		to	11.56%
2022	627	$1.09	to	$1.09	$684	5.74%	0.00%	to	0.00%	(10.01%)		to	(10.01%)
2021	432	$1.21	to	$1.21	$524	9.73%	0.00%	to	0.00%	4.50%		to	4.50%
2020	275	$1.16	to	$1.16	$320	5.30%	0.00%	to	0.00%	5.90%		to	5.90%
Col VP Inc Opp, Cl 2
2024	663	$1.72	to	$1.72	$1,139	5.23%	0.00%	to	0.00%	5.71%		to	5.71%
2023	664	$1.63	to	$1.63	$1,079	4.96%	0.00%	to	0.00%	11.36%		to	11.36%
2022	653	$1.46	to	$1.46	$954	5.09%	0.00%	to	0.00%	(10.22%)		to	(10.22%)
2021	690	$1.63	to	$1.63	$1,122	8.93%	0.00%	to	0.00%	4.14%		to	4.14%
2020	698	$1.56	to	$1.56	$1,089	4.57%	0.00%	to	0.00%	5.67%		to	5.67%
Col VP Inc Opp, Cl 3
2024	8,197	$1.20	to	$2.49	$18,584	5.46%	0.20%	to	0.90%	5.69%		to	4.94%
2023	7,803	$1.14	to	$2.37	$17,221	5.06%	0.20%	to	0.90%	11.29%		to	10.51%
2022	7,610	$1.02	to	$2.14	$15,536	5.17%	0.20%	to	0.90%	2.16	%(7)	to	(11.02%)
2021	8,058	$1.56	to	$2.41	$18,527	8.96%	0.30%	to	0.90%	4.17%		to	3.54%
2020	8,187	$1.50	to	$2.33	$18,315	4.57%	0.30%	to	0.90%	5.42%		to	4.79%
Col VP Inter Bond, Cl 1
2024	8,367	$1.08	to	$1.08	$9,072	4.85%	0.00%	to	0.00%	1.97%		to	1.97%
2023	5,757	$1.06	to	$1.06	$6,120	2.35%	0.00%	to	0.00%	6.34%		to	6.34%
2022	2,744	$1.00	to	$1.00	$2,743	3.28%	0.00%	to	0.00%	(17.06%)		to	(17.06%)
2021	1,990	$1.21	to	$1.21	$2,399	3.33%	0.00%	to	0.00%	(0.24%)		to	(0.24%)
2020	909	$1.21	to	$1.21	$1,098	2.79%	0.00%	to	0.00%	12.58%		to	12.58%
Col VP Inter Bond, Cl 2
2024	2,913	$1.23	to	$1.23	$3,581	4.67%	0.00%	to	0.00%	1.73%		to	1.73%
2023	2,463	$1.21	to	$1.21	$2,977	2.14%	0.00%	to	0.00%	6.08%		to	6.08%
2022	1,982	$1.14	to	$1.14	$2,257	2.94%	0.00%	to	0.00%	(17.22%)		to	(17.22%)
2021	2,315	$1.38	to	$1.38	$3,186	3.16%	0.00%	to	0.00%	(0.58%)		to	(0.58%)
2020	2,196	$1.38	to	$1.38	$3,040	2.79%	0.00%	to	0.00%	12.28%		to	12.28%
Col VP Inter Bond, Cl 3
2024	62,456	$1.09	to	$1.97	$93,423	4.66%	0.20%	to	0.90%	1.64%		to	0.93%
2023	59,504	$1.08	to	$1.95	$90,254	2.22%	0.20%	to	0.90%	5.99%		to	5.24%
2022	57,561	$1.02	to	$1.85	$84,441	3.07%	0.20%	to	0.90%	1.80	%(7)	to	(17.91%)
2021	60,520	$1.33	to	$2.25	$108,129	3.17%	0.30%	to	0.90%	(0.65%)		to	(1.25%)
2020	61,659	$1.34	to	$2.28	$112,164	2.76%	0.30%	to	0.90%	12.11%		to	11.44%
Col VP Lg Cap Gro, Cl 1
2024	11,249	$2.68	to	$2.68	$30,113	—	0.00%	to	0.00%	31.33%		to	31.33%
2023	7,915	$2.04	to	$2.04	$16,133	—	0.00%	to	0.00%	43.16%		to	43.16%
2022	5,826	$1.42	to	$1.42	$8,295	—	0.00%	to	0.00%	(31.38%)		to	(31.38%)
2021	3,360	$2.07	to	$2.07	$6,972	—	0.00%	to	0.00%	28.73%		to	28.73%
2020	1,045	$1.61	to	$1.61	$1,684	—	0.00%	to	0.00%	34.74%		to	34.74%
Col VP Lg Cap Gro, Cl 2
2024	2,122	$6.05	to	$6.05	$12,836	—	0.00%	to	0.00%	31.01%		to	31.01%
2023	2,098	$4.62	to	$4.62	$9,688	—	0.00%	to	0.00%	42.77%		to	42.77%
2022	1,897	$3.23	to	$3.23	$6,137	—	0.00%	to	0.00%	(31.53%)		to	(31.53%)
2021	1,913	$4.72	to	$4.72	$9,036	—	0.00%	to	0.00%	28.35%		to	28.35%
2020	1,612	$3.68	to	$3.68	$5,934	—	0.00%	to	0.00%	34.41%		to	34.41%
Col VP Lg Cap Gro, Cl 3
2024	17,029	$1.89	to	$3.27	$111,558	—	0.20%	to	0.90%	30.93%		to	30.01%
2023	15,808	$1.45	to	$2.51	$87,093	—	0.20%	to	0.90%	42.66%		to	41.67%
2022	15,251	$1.01	to	$1.77	$62,909	—	0.20%	to	0.90%	2.68	%(7)	to	(32.06%)
2021	17,354	$4.63	to	$2.61	$103,000	—	0.30%	to	0.90%	28.15%		to	27.39%
2020	18,422	$3.61	to	$2.05	$83,570	—	0.30%	to	0.90%	34.16%		to	33.36%

166	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Index, Cl 1
2024	60,327	$2.28	to	$2.28	$137,662	—	0.00%	to	0.00%	24.70%		to	24.70%
2023	40,776	$1.83	to	$1.83	$74,619	—	0.00%	to	0.00%	25.96%		to	25.96%
2022	22,381	$1.45	to	$1.45	$32,515	—	0.00%	to	0.00%	(18.34%)		to	(18.34%)
2021	11,970	$1.78	to	$1.78	$21,297	—	0.00%	to	0.00%	28.39%		to	28.39%
2020	4,417	$1.39	to	$1.39	$6,120	—	0.00%	to	0.00%	18.03%		to	18.03%
Col VP Lg Cap Index, Cl 3
2024	45,638	$4.99	to	$4.62	$243,388	—	0.00%	to	0.90%	24.54%		to	23.42%
2023	40,287	$4.01	to	$3.75	$187,839	—	0.00%	to	0.90%	25.81%		to	24.69%
2022	36,497	$3.19	to	$3.00	$146,056	—	0.00%	to	0.90%	(18.45%)		to	(19.18%)
2021	34,652	$3.91	to	$3.72	$171,763	—	0.00%	to	0.90%	28.22%		to	27.07%
2020	34,094	$3.05	to	$2.93	$132,339	—	0.00%	to	0.90%	17.90%		to	16.85%
Col VP Limited Duration Cr, Cl 1
2024	2,535	$1.17	to	$1.17	$2,977	3.75%	0.00%	to	0.00%	4.75%		to	4.75%
2023	1,919	$1.12	to	$1.12	$2,152	3.93%	0.00%	to	0.00%	6.89%		to	6.89%
2022	1,921	$1.05	to	$1.05	$2,015	0.79%	0.00%	to	0.00%	(6.08%)		to	(6.08%)
2021	486	$1.12	to	$1.12	$543	2.81%	0.00%	to	0.00%	(0.59%)		to	(0.59%)
2020	243	$1.12	to	$1.12	$273	4.03%	0.00%	to	0.00%	5.90%		to	5.90%
Col VP Limited Duration Cr, Cl 2
2024	14,188	$1.27	to	$1.06	$16,043	3.58%	0.00%	to	0.90%	4.63%		to	3.69%
2023	13,717	$1.21	to	$1.03	$14,863	3.10%	0.00%	to	0.90%	6.66%		to	5.70%
2022	13,861	$1.14	to	$0.97	$14,094	0.51%	0.00%	to	0.90%	(6.36%)		to	(7.20%)
2021	12,445	$1.21	to	$1.05	$13,533	1.36%	0.00%	to	0.90%	(0.84%)		to	(1.74%)
2020	12,848	$1.22	to	$1.06	$14,161	2.59%	0.00%	to	0.90%	5.57%		to	4.62%
Col VP Long Govt/Cr Bond, Cl 1
2024	891	$0.98	to	$0.98	$877	3.91%	0.00%	to	0.00%	(4.14%)		to	(4.14%)
2023	801	$1.03	to	$1.03	$823	4.06%	0.00%	to	0.00%	6.97%		to	6.97%
2022	233	$0.96	to	$0.96	$224	2.50%	0.00%	to	0.00%	(27.55%)		to	(27.55%)
2021	133	$1.33	to	$1.33	$176	2.10%	0.00%	to	0.00%	(3.20%)		to	(3.20%)
2020	84	$1.37	to	$1.37	$115	3.02%	0.00%	to	0.00%	17.25%		to	17.25%
Col VP Long Govt/Cr Bond, Cl 2
2024	648	$1.12	to	$1.12	$729	3.33%	0.00%	to	0.00%	(4.39%)		to	(4.39%)
2023	900	$1.18	to	$1.18	$1,059	3.48%	0.00%	to	0.00%	6.68%		to	6.68%
2022	421	$1.10	to	$1.10	$464	2.26%	0.00%	to	0.00%	(27.70%)		to	(27.70%)
2021	268	$1.53	to	$1.53	$408	2.02%	0.00%	to	0.00%	(3.47%)		to	(3.47%)
2020	137	$1.58	to	$1.58	$216	2.57%	0.00%	to	0.00%	17.08%		to	17.08%
Col VP Overseas Core, Cl 1
2024	8,146	$1.37	to	$1.37	$11,191	3.80%	0.00%	to	0.00%	3.45%		to	3.45%
2023	5,582	$1.33	to	$1.33	$7,414	1.67%	0.00%	to	0.00%	15.64%		to	15.64%
2022	3,554	$1.15	to	$1.15	$4,081	0.68%	0.00%	to	0.00%	(14.68%)		to	(14.68%)
2021	1,554	$1.35	to	$1.35	$2,092	1.25%	0.00%	to	0.00%	9.96%		to	9.96%
2020	381	$1.22	to	$1.22	$467	1.80%	0.00%	to	0.00%	9.12%		to	9.12%
Col VP Overseas Core, Cl 2
2024	2,335	$1.92	to	$1.92	$4,473	4.01%	0.00%	to	0.00%	3.24%		to	3.24%
2023	2,004	$1.86	to	$1.86	$3,717	1.63%	0.00%	to	0.00%	15.32%		to	15.32%
2022	1,909	$1.61	to	$1.61	$3,071	0.73%	0.00%	to	0.00%	(14.90%)		to	(14.90%)
2021	1,776	$1.89	to	$1.89	$3,358	1.11%	0.00%	to	0.00%	9.74%		to	9.74%
2020	1,322	$1.72	to	$1.72	$2,277	1.44%	0.00%	to	0.00%	8.83%		to	8.83%
Col VP Overseas Core, Cl 3
2024	29,152	$1.36	to	$1.54	$53,994	4.26%	0.20%	to	0.90%	3.14%		to	2.41%
2023	30,834	$1.32	to	$1.50	$56,156	1.82%	0.20%	to	0.90%	15.24%		to	14.44%
2022	32,773	$1.14	to	$1.31	$52,095	0.80%	0.20%	to	0.90%	15.40	%(7)	to	(15.56%)
2021	34,473	$1.79	to	$1.55	$64,481	1.18%	0.30%	to	0.90%	9.55%		to	8.90%
2020	36,440	$1.63	to	$1.43	$61,801	1.56%	0.30%	to	0.90%	8.60%		to	7.95%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	167

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Lg Cap Val, Cl 1
2024	7,010	$1.77	to	$1.77	$12,435	—	0.00%	to	0.00%	12.87%		to	12.87%
2023	5,268	$1.57	to	$1.57	$8,279	—	0.00%	to	0.00%	5.39%		to	5.39%
2022	3,640	$1.49	to	$1.49	$5,428	—	0.00%	to	0.00%	(1.84%)		to	(1.84%)
2021	1,781	$1.52	to	$1.52	$2,706	—	0.00%	to	0.00%	26.29%		to	26.29%
2020	439	$1.20	to	$1.20	$528	—	0.00%	to	0.00%	7.08%		to	7.08%
Col VP Select Lg Cap Val, Cl 2
2024	1,788	$3.88	to	$3.88	$6,932	—	0.00%	to	0.00%	12.58%		to	12.58%
2023	1,869	$3.44	to	$3.44	$6,438	—	0.00%	to	0.00%	5.11%		to	5.11%
2022	2,109	$3.28	to	$3.28	$6,911	—	0.00%	to	0.00%	(2.06%)		to	(2.06%)
2021	1,694	$3.35	to	$3.35	$5,667	—	0.00%	to	0.00%	25.98%		to	25.98%
2020	894	$2.66	to	$2.66	$2,374	—	0.00%	to	0.00%	6.81%		to	6.81%
Col VP Select Lg Cap Val, Cl 3
2024	7,518	$1.32	to	$4.04	$35,473	—	0.20%	to	0.90%	12.53%		to	11.74%
2023	7,889	$1.17	to	$3.61	$34,553	—	0.20%	to	0.90%	5.02%		to	4.29%
2022	8,150	$1.11	to	$3.46	$35,784	—	0.20%	to	0.90%	12.68	%(7)	to	(2.83%)
2021	7,418	$3.15	to	$3.57	$33,618	—	0.30%	to	0.90%	25.77%		to	25.02%
2020	5,409	$2.50	to	$2.85	$19,128	—	0.30%	to	0.90%	6.63%		to	6.00%
Col VP Select Mid Cap Gro, Cl 1
2024	4,716	$1.97	to	$1.97	$9,279	—	0.00%	to	0.00%	23.68%		to	23.68%
2023	3,468	$1.59	to	$1.59	$5,516	—	0.00%	to	0.00%	25.24%		to	25.24%
2022	2,360	$1.27	to	$1.27	$2,998	—	0.00%	to	0.00%	(30.83%)		to	(30.83%)
2021	1,446	$1.84	to	$1.84	$2,655	—	0.00%	to	0.00%	16.57%		to	16.57%
2020	747	$1.58	to	$1.58	$1,177	—	0.00%	to	0.00%	35.42%		to	35.42%
Col VP Select Mid Cap Gro, Cl 2
2024	990	$3.98	to	$3.98	$3,939	—	0.00%	to	0.00%	23.37%		to	23.37%
2023	937	$3.23	to	$3.23	$3,024	—	0.00%	to	0.00%	24.92%		to	24.92%
2022	855	$2.58	to	$2.58	$2,209	—	0.00%	to	0.00%	(31.01%)		to	(31.01%)
2021	909	$3.74	to	$3.74	$3,404	—	0.00%	to	0.00%	16.27%		to	16.27%
2020	853	$3.22	to	$3.22	$2,746	—	0.00%	to	0.00%	35.08%		to	35.08%
Col VP Select Mid Cap Gro, Cl 3
2024	4,727	$1.55	to	$5.09	$24,908	—	0.20%	to	0.90%	23.28%		to	22.41%
2023	4,170	$1.26	to	$4.16	$19,931	—	0.20%	to	0.90%	24.84%		to	23.97%
2022	3,845	$1.01	to	$3.36	$16,262	—	0.20%	to	0.90%	2.87	%(7)	to	(31.54%)
2021	4,327	$3.70	to	$4.90	$26,558	—	0.30%	to	0.90%	16.06%		to	15.36%
2020	4,831	$3.19	to	$4.25	$25,490	—	0.30%	to	0.90%	34.83%		to	34.02%
Col VP Select Mid Cap Val, Cl 1
2024	3,501	$1.80	to	$1.80	$6,290	—	0.00%	to	0.00%	12.54%		to	12.54%
2023	2,601	$1.60	to	$1.60	$4,152	—	0.00%	to	0.00%	10.30%		to	10.30%
2022	1,949	$1.45	to	$1.45	$2,821	—	0.00%	to	0.00%	(9.44%)		to	(9.44%)
2021	750	$1.60	to	$1.60	$1,198	—	0.00%	to	0.00%	32.33%		to	32.33%
2020	270	$1.21	to	$1.21	$327	—	0.00%	to	0.00%	7.48%		to	7.48%
Col VP Select Mid Cap Val, Cl 2
2024	1,330	$3.62	to	$3.62	$4,816	—	0.00%	to	0.00%	12.27%		to	12.27%
2023	1,412	$3.22	to	$3.22	$4,552	—	0.00%	to	0.00%	10.05%		to	10.05%
2022	1,364	$2.93	to	$2.93	$3,996	—	0.00%	to	0.00%	(9.66%)		to	(9.66%)
2021	1,075	$3.24	to	$3.24	$3,487	—	0.00%	to	0.00%	31.97%		to	31.97%
2020	1,049	$2.46	to	$2.46	$2,578	—	0.00%	to	0.00%	7.25%		to	7.25%
Col VP Select Mid Cap Val, Cl 3
2024	4,424	$1.34	to	$4.01	$20,033	—	0.20%	to	0.90%	12.18%		to	11.40%
2023	4,680	$1.19	to	$3.60	$19,888	—	0.20%	to	0.90%	9.96%		to	9.20%
2022	4,852	$1.08	to	$3.29	$19,776	—	0.20%	to	0.90%	9.03	%(7)	to	(10.37%)
2021	4,462	$3.06	to	$3.68	$20,499	—	0.30%	to	0.90%	31.74%		to	30.95%
2020	3,971	$2.32	to	$2.81	$13,386	—	0.30%	to	0.90%	7.09%		to	6.45%

168	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Sm Cap Val, Cl 1
2024	3,267	$1.59	to	$1.59	$5,189	—	0.00%	to	0.00%	13.93%		to	13.93%
2023	2,460	$1.39	to	$1.39	$3,430	—	0.00%	to	0.00%	13.14%		to	13.14%
2022	1,654	$1.23	to	$1.23	$2,038	—	0.00%	to	0.00%	(14.70%)		to	(14.70%)
2021	842	$1.44	to	$1.44	$1,217	—	0.00%	to	0.00%	30.93%		to	30.93%
2020	308	$1.10	to	$1.10	$340	—	0.00%	to	0.00%	9.19%		to	9.19%
Col VP Select Sm Cap Val, Cl 2
2024	950	$3.30	to	$3.30	$3,134	—	0.00%	to	0.00%	13.66%		to	13.66%
2023	1,017	$2.90	to	$2.90	$2,953	—	0.00%	to	0.00%	12.85%		to	12.85%
2022	988	$2.57	to	$2.57	$2,542	—	0.00%	to	0.00%	(14.93%)		to	(14.93%)
2021	825	$3.02	to	$3.02	$2,493	—	0.00%	to	0.00%	30.62%		to	30.62%
2020	640	$2.31	to	$2.31	$1,482	—	0.00%	to	0.00%	8.92%		to	8.92%
Col VP Select Sm Cap Val, Cl 3
2024	5,309	$1.35	to	$4.47	$22,285	—	0.20%	to	0.90%	13.58%		to	12.78%
2023	5,090	$1.19	to	$3.96	$21,281	—	0.20%	to	0.90%	12.75%		to	11.96%
2022	4,975	$1.05	to	$3.54	$19,931	—	0.20%	to	0.90%	5.87	%(7)	to	(15.58%)
2021	4,708	$2.89	to	$4.19	$22,617	—	0.30%	to	0.90%	30.41%		to	29.63%
2020	4,250	$2.21	to	$3.24	$15,664	—	0.30%	to	0.90%	8.73%		to	8.08%
Col VP Sel Gbl Tech, Cl 1
2024	7,977	$1.59	to	$1.59	$12,683	—	0.00%	to	0.00%	26.91%		to	26.91%
2023	4,102	$1.25	to	$1.25	$5,139	—	0.00%	to	0.00%	45.29%		to	45.29%
2022	1,352	$0.86	to	$0.86	$1,166	—	0.00%	to	0.00%	(15.48	%)(6)	to	(15.48	%)(6)
Col VP Sel Gbl Tech, Cl 2
2024	2,354	$1.58	to	$1.58	$3,717	—	0.00%	to	0.00%	26.58%		to	26.58%
2023	1,712	$1.25	to	$1.25	$2,135	—	0.00%	to	0.00%	44.87%		to	44.87%
2022	333	$0.86	to	$0.86	$286	—	0.00%	to	0.00%	(15.57	%)(6)	to	(15.57	%)(6)
Col VP Strategic Inc, Cl 1
2024	7,668	$1.19	to	$1.19	$9,099	4.54%	0.00%	to	0.00%	4.70%		to	4.70%
2023	5,185	$1.13	to	$1.13	$5,876	3.75%	0.00%	to	0.00%	9.67%		to	9.67%
2022	3,801	$1.03	to	$1.03	$3,927	3.14%	0.00%	to	0.00%	(11.37%)		to	(11.37%)
2021	2,356	$1.17	to	$1.17	$2,747	5.69%	0.00%	to	0.00%	2.09%		to	2.09%
2020	813	$1.14	to	$1.14	$928	3.59%	0.00%	to	0.00%	6.82%		to	6.82%
Col VP Strategic Inc, Cl 2
2024	1,960	$1.45	to	$1.45	$2,848	4.17%	0.00%	to	0.00%	4.51%		to	4.51%
2023	1,982	$1.39	to	$1.39	$2,756	3.47%	0.00%	to	0.00%	9.20%		to	9.20%
2022	1,764	$1.27	to	$1.27	$2,246	2.65%	0.00%	to	0.00%	(11.52%)		to	(11.52%)
2021	1,966	$1.44	to	$1.44	$2,829	5.37%	0.00%	to	0.00%	1.63%		to	1.63%
2020	1,810	$1.42	to	$1.42	$2,563	3.42%	0.00%	to	0.00%	6.62%		to	6.62%
Col VP US Govt Mtge, Cl 1
2024	984	$1.01	to	$1.01	$998	3.62%	0.00%	to	0.00%	1.57%		to	1.57%
2023	774	$1.00	to	$1.00	$773	2.90%	0.00%	to	0.00%	5.70%		to	5.70%
2022	584	$0.94	to	$0.94	$552	2.60%	0.00%	to	0.00%	(14.14%)		to	(14.14%)
2021	354	$1.10	to	$1.10	$390	2.75%	0.00%	to	0.00%	(0.95%)		to	(0.95%)
2020	87	$1.11	to	$1.11	$97	2.59%	0.00%	to	0.00%	5.09%		to	5.09%
Col VP US Govt Mtge, Cl 2
2024	391	$1.14	to	$1.14	$446	2.86%	0.00%	to	0.00%	1.33%		to	1.33%
2023	440	$1.12	to	$1.12	$494	2.53%	0.00%	to	0.00%	5.43%		to	5.43%
2022	549	$1.07	to	$1.07	$585	2.09%	0.00%	to	0.00%	(14.32%)		to	(14.32%)
2021	407	$1.24	to	$1.24	$506	2.00%	0.00%	to	0.00%	(1.20%)		to	(1.20%)
2020	454	$1.26	to	$1.26	$572	2.66%	0.00%	to	0.00%	4.85%		to	4.85%
Col VP US Govt Mtge, Cl 3
2024	13,394	$1.09	to	$1.39	$15,912	3.23%	0.20%	to	0.90%	1.24%		to	0.53%
2023	14,745	$1.07	to	$1.38	$17,412	2.63%	0.20%	to	0.90%	5.34%		to	4.61%
2022	15,469	$1.02	to	$1.32	$17,533	2.01%	0.20%	to	0.90%	2.31	%(7)	to	(15.03%)
2021	15,981	$1.22	to	$1.55	$21,281	1.91%	0.30%	to	0.90%	(1.36%)		to	(1.96%)
2020	16,767	$1.24	to	$1.58	$22,823	2.52%	0.30%	to	0.90%	4.64%		to	4.01%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	169

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CS Commodity Return, Cl 1
2024	7,855	$0.92	to	$0.63	$6,735	2.97%	0.20%	to	0.90%	4.62%		to	3.88%
2023	8,556	$0.88	to	$0.61	$7,066	21.66%	0.20%	to	0.90%	(9.30%)		to	(9.93%)
2022	10,258	$0.97	to	$0.68	$9,418	14.70%	0.20%	to	0.90%	(2.05	%)(7)	to	14.99%
2021	9,004	$0.71	to	$0.59	$7,062	4.94%	0.30%	to	0.90%	27.52%		to	26.75%
2020	8,330	$0.56	to	$0.46	$5,090	5.87%	0.30%	to	0.90%	(1.77%)		to	(2.36%)
CTIVP AC Div Bond, Cl 1
2024	2,309	$1.07	to	$1.07	$2,460	4.34%	0.00%	to	0.00%	1.78%		to	1.78%
2023	1,582	$1.05	to	$1.05	$1,655	3.34%	0.00%	to	0.00%	5.59%		to	5.59%
2022	769	$0.99	to	$0.99	$762	3.16%	0.00%	to	0.00%	(15.29%)		to	(15.29%)
2021	549	$1.17	to	$1.17	$642	2.11%	0.00%	to	0.00%	0.45%		to	0.45%
2020	306	$1.16	to	$1.16	$356	2.37%	0.00%	to	0.00%	8.55%		to	8.55%
CTIVP AC Div Bond, Cl 2
2024	511	$1.18	to	$1.18	$606	4.02%	0.00%	to	0.00%	1.53%		to	1.53%
2023	353	$1.17	to	$1.17	$412	3.15%	0.00%	to	0.00%	5.33%		to	5.33%
2022	311	$1.11	to	$1.11	$344	2.78%	0.00%	to	0.00%	(15.52%)		to	(15.52%)
2021	250	$1.31	to	$1.31	$328	1.67%	0.00%	to	0.00%	0.29%		to	0.29%
2020	240	$1.31	to	$1.31	$314	1.72%	0.00%	to	0.00%	8.24%		to	8.24%
CTIVP BR Gl Infl Prot Sec, Cl 1
2024	1,058	$1.03	to	$1.03	$1,090	1.98%	0.00%	to	0.00%	(0.92%)		to	(0.92%)
2023	1,058	$1.04	to	$1.04	$1,101	8.64%	0.00%	to	0.00%	4.10%		to	4.10%
2022	1,159	$1.00	to	$1.00	$1,158	4.90%	0.00%	to	0.00%	(17.51%)		to	(17.51%)
2021	516	$1.21	to	$1.21	$626	0.77%	0.00%	to	0.00%	4.56%		to	4.56%
2020	85	$1.16	to	$1.16	$98	0.71%	0.00%	to	0.00%	9.37%		to	9.37%
CTIVP BR Gl Infl Prot Sec, Cl 2
2024	528	$1.16	to	$1.16	$614	1.65%	0.00%	to	0.00%	(1.20%)		to	(1.20%)
2023	666	$1.18	to	$1.18	$784	8.60%	0.00%	to	0.00%	3.89%		to	3.89%
2022	816	$1.13	to	$1.13	$925	4.60%	0.00%	to	0.00%	(17.69%)		to	(17.69%)
2021	748	$1.38	to	$1.38	$1,030	0.55%	0.00%	to	0.00%	4.43%		to	4.43%
2020	649	$1.32	to	$1.32	$856	0.46%	0.00%	to	0.00%	8.97%		to	8.97%
CTIVP BR Gl Infl Prot Sec, Cl 3
2024	5,990	$1.06	to	$1.40	$7,906	1.83%	0.20%	to	0.90%	(1.25%)		to	(1.95%)
2023	7,121	$1.07	to	$1.43	$9,563	8.61%	0.20%	to	0.90%	3.75%		to	3.02%
2022	8,452	$1.03	to	$1.39	$11,152	4.60%	0.20%	to	0.90%	5.32	%(7)	to	(18.32%)
2021	8,801	$1.36	to	$1.70	$14,228	0.71%	0.30%	to	0.90%	4.16%		to	3.54%
2020	7,785	$1.30	to	$1.64	$12,147	0.56%	0.30%	to	0.90%	8.79%		to	8.14%
CTIVP CenterSquare Real Est, Cl 1
2024	2,338	$1.43	to	$1.43	$3,334	2.58%	0.00%	to	0.00%	10.34%		to	10.34%
2023	2,184	$1.29	to	$1.29	$2,822	2.08%	0.00%	to	0.00%	13.76%		to	13.76%
2022	1,884	$1.14	to	$1.14	$2,141	1.66%	0.00%	to	0.00%	(24.12%)		to	(24.12%)
2021	1,168	$1.50	to	$1.50	$1,749	1.31%	0.00%	to	0.00%	41.44%		to	41.44%
2020	622	$1.06	to	$1.06	$658	4.75%	0.00%	to	0.00%	(4.87%)		to	(4.87%)
CTIVP CenterSquare Real Est, Cl 2
2024	1,149	$2.10	to	$2.10	$2,411	2.37%	0.00%	to	0.00%	9.86%		to	9.86%
2023	1,216	$1.91	to	$1.91	$2,323	1.80%	0.00%	to	0.00%	13.56%		to	13.56%
2022	1,340	$1.68	to	$1.68	$2,254	1.28%	0.00%	to	0.00%	(24.33%)		to	(24.33%)
2021	1,670	$2.22	to	$2.22	$3,712	1.12%	0.00%	to	0.00%	41.20%		to	41.20%
2020	1,235	$1.57	to	$1.57	$1,944	4.12%	0.00%	to	0.00%	(5.18%)		to	(5.18%)
CTIVP MFS Val, Cl 1
2024	9,040	$1.71	to	$1.71	$15,431	—	0.00%	to	0.00%	11.71%		to	11.71%
2023	7,326	$1.53	to	$1.53	$11,194	—	0.00%	to	0.00%	8.04%		to	8.04%
2022	5,609	$1.41	to	$1.41	$7,932	—	0.00%	to	0.00%	(6.10%)		to	(6.10%)
2021	3,864	$1.51	to	$1.51	$5,820	—	0.00%	to	0.00%	25.43%		to	25.43%
2020	1,517	$1.20	to	$1.20	$1,821	—	0.00%	to	0.00%	3.57%		to	3.57%

170	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP MFS Val, Cl 2
2024	1,958	$3.44	to	$3.44	$6,739	—	0.00%	to	0.00%	11.44%	to	11.44%
2023	1,995	$3.09	to	$3.09	$6,162	—	0.00%	to	0.00%	7.77%	to	7.77%
2022	1,997	$2.87	to	$2.87	$5,724	—	0.00%	to	0.00%	(6.36%)	to	(6.36%)
2021	2,026	$3.06	to	$3.06	$6,202	—	0.00%	to	0.00%	25.11%	to	25.11%
2020	1,863	$2.45	to	$2.45	$4,559	—	0.00%	to	0.00%	3.34%	to	3.34%
CTIVP Prin Blue Chip Gro, Cl 1
2024	3,034	$2.24	to	$2.24	$6,796	—	0.00%	to	0.00%	21.42%	to	21.42%
2023	2,313	$1.84	to	$1.84	$4,266	—	0.00%	to	0.00%	39.54%	to	39.54%
2022	1,690	$1.32	to	$1.32	$2,234	—	0.00%	to	0.00%	(28.00%)	to	(28.00%)
2021	1,109	$1.84	to	$1.84	$2,036	—	0.00%	to	0.00%	18.57%	to	18.57%
2020	472	$1.55	to	$1.55	$730	—	0.00%	to	0.00%	31.93%	to	31.93%
CTIVP Prin Blue Chip Gro, Cl 2
2024	715	$5.40	to	$5.40	$3,866	—	0.00%	to	0.00%	21.12%	to	21.12%
2023	706	$4.46	to	$4.46	$3,150	—	0.00%	to	0.00%	39.21%	to	39.21%
2022	672	$3.20	to	$3.20	$2,154	—	0.00%	to	0.00%	(28.19%)	to	(28.19%)
2021	679	$4.46	to	$4.46	$3,029	—	0.00%	to	0.00%	18.28%	to	18.28%
2020	699	$3.77	to	$3.77	$2,637	—	0.00%	to	0.00%	31.61%	to	31.61%
CTIVP T Rowe Price LgCap Val, Cl 1
2024	2,718	$1.71	to	$1.71	$4,660	—	0.00%	to	0.00%	11.94%	to	11.94%
2023	2,169	$1.53	to	$1.53	$3,322	—	0.00%	to	0.00%	9.59%	to	9.59%
2022	1,764	$1.40	to	$1.40	$2,466	—	0.00%	to	0.00%	(4.96%)	to	(4.96%)
2021	1,326	$1.47	to	$1.47	$1,950	—	0.00%	to	0.00%	25.29%	to	25.29%
2020	634	$1.17	to	$1.17	$744	—	0.00%	to	0.00%	2.67%	to	2.67%
CTIVP T Rowe Price LgCap Val, Cl 2
2024	942	$2.93	to	$2.93	$2,757	—	0.00%	to	0.00%	11.68%	to	11.68%
2023	838	$2.62	to	$2.62	$2,195	—	0.00%	to	0.00%	9.28%	to	9.28%
2022	881	$2.40	to	$2.40	$2,113	—	0.00%	to	0.00%	(5.16%)	to	(5.16%)
2021	855	$2.53	to	$2.53	$2,163	—	0.00%	to	0.00%	24.98%	to	24.98%
2020	672	$2.02	to	$2.02	$1,360	—	0.00%	to	0.00%	2.43%	to	2.43%
CTIVP TCW Core Plus Bond, Cl 1
2024	5,155	$1.06	to	$1.06	$5,460	4.12%	0.00%	to	0.00%	0.75%	to	0.75%
2023	3,909	$1.05	to	$1.05	$4,110	2.43%	0.00%	to	0.00%	5.91%	to	5.91%
2022	1,899	$0.99	to	$0.99	$1,884	1.17%	0.00%	to	0.00%	(14.19%)	to	(14.19%)
2021	1,370	$1.16	to	$1.16	$1,585	1.42%	0.00%	to	0.00%	(1.14%)	to	(1.14%)
2020	386	$1.17	to	$1.17	$451	2.31%	0.00%	to	0.00%	8.88%	to	8.88%
CTIVP TCW Core Plus Bond, Cl 2
2024	447	$1.14	to	$1.14	$509	4.12%	0.00%	to	0.00%	0.51%	to	0.51%
2023	332	$1.13	to	$1.13	$377	2.25%	0.00%	to	0.00%	5.54%	to	5.54%
2022	260	$1.07	to	$1.07	$280	0.86%	0.00%	to	0.00%	(14.31%)	to	(14.31%)
2021	360	$1.25	to	$1.25	$451	1.09%	0.00%	to	0.00%	(1.41%)	to	(1.41%)
2020	430	$1.27	to	$1.27	$547	2.09%	0.00%	to	0.00%	8.67%	to	8.67%
CTIVP Vty Sycamore Estb Val, Cl 1
2024	7,179	$1.89	to	$1.89	$13,581	—	0.00%	to	0.00%	9.92%	to	9.92%
2023	5,411	$1.72	to	$1.72	$9,312	—	0.00%	to	0.00%	9.92%	to	9.92%
2022	4,136	$1.57	to	$1.57	$6,475	—	0.00%	to	0.00%	(2.75%)	to	(2.75%)
2021	2,513	$1.61	to	$1.61	$4,046	—	0.00%	to	0.00%	31.90%	to	31.90%
2020	1,035	$1.22	to	$1.22	$1,263	—	0.00%	to	0.00%	8.05%	to	8.05%
CTIVP Vty Sycamore Estb Val, Cl 2
2024	1,971	$4.18	to	$4.18	$8,241	—	0.00%	to	0.00%	9.63%	to	9.63%
2023	1,938	$3.81	to	$3.81	$7,392	—	0.00%	to	0.00%	9.67%	to	9.67%
2022	2,098	$3.48	to	$3.48	$7,296	—	0.00%	to	0.00%	(3.00%)	to	(3.00%)
2021	2,231	$3.59	to	$3.59	$7,998	—	0.00%	to	0.00%	31.55%	to	31.55%
2020	1,756	$2.73	to	$2.73	$4,788	—	0.00%	to	0.00%	7.80%	to	7.80%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	171

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Vty Sycamore Estb Val, Cl 3
2024	8,344	$1.32	to	$4.81	$41,456	—	0.20%	to	0.90%	9.55%		to	8.78%
2023	7,906	$1.21	to	$4.43	$39,816	—	0.20%	to	0.90%	9.59%		to	8.83%
2022	7,792	$1.10	to	$4.07	$38,174	—	0.20%	to	0.90%	10.35	%(7)	to	(3.75%)
2021	7,699	$3.43	to	$4.22	$39,080	—	0.30%	to	0.90%	31.35%		to	30.57%
2020	6,678	$2.61	to	$3.24	$25,714	—	0.30%	to	0.90%	7.58%		to	6.94%
CTIVP Westfield Mid Cap Gro, Cl 1
2024	2,556	$1.97	to	$1.97	$5,035	—	0.00%	to	0.00%	17.49%		to	17.49%
2023	1,726	$1.68	to	$1.68	$2,893	—	0.00%	to	0.00%	25.48%		to	25.48%
2022	1,136	$1.34	to	$1.34	$1,517	—	0.00%	to	0.00%	(25.60%)		to	(25.60%)
2021	682	$1.80	to	$1.80	$1,225	—	0.00%	to	0.00%	16.72%		to	16.72%
2020	240	$1.54	to	$1.54	$369	—	0.00%	to	0.00%	27.50%		to	27.50%
CTIVP Westfield Mid Cap Gro, Cl 2
2024	762	$3.85	to	$3.85	$2,937	—	0.00%	to	0.00%	17.19%		to	17.19%
2023	765	$3.29	to	$3.29	$2,514	—	0.00%	to	0.00%	25.17%		to	25.17%
2022	767	$2.63	to	$2.63	$2,014	—	0.00%	to	0.00%	(25.79%)		to	(25.79%)
2021	712	$3.54	to	$3.54	$2,520	—	0.00%	to	0.00%	16.41%		to	16.41%
2020	640	$3.04	to	$3.04	$1,947	—	0.00%	to	0.00%	27.18%		to	27.18%
CTIVP Westfield Sel Lg Cp Gr, Cl 1
2024	4,242	$1.85	to	$1.85	$7,846	—	0.00%	to	0.00%	27.50%		to	27.50%
2023	3,803	$1.45	to	$1.45	$5,517	—	0.00%	to	0.00%	31.00%		to	31.00%
2022	2,942	$1.11	to	$1.11	$3,258	—	0.00%	to	0.00%	(41.07%)		to	(41.07%)
2021	2,239	$1.88	to	$1.88	$4,207	—	0.00%	to	0.00%	(4.11%)		to	(4.11%)
2020	1,055	$1.96	to	$1.96	$2,066	—	0.00%	to	0.00%	75.91%		to	75.91%
CTIVP Westfield Sel Lg Cp Gr, Cl 2
2024	779	$4.35	to	$4.35	$3,387	—	0.00%	to	0.00%	27.15%		to	27.15%
2023	875	$3.42	to	$3.42	$2,991	—	0.00%	to	0.00%	30.62%		to	30.62%
2022	878	$2.62	to	$2.62	$2,298	—	0.00%	to	0.00%	(41.21%)		to	(41.21%)
2021	1,015	$4.45	to	$4.45	$4,519	—	0.00%	to	0.00%	(4.35%)		to	(4.35%)
2020	1,092	$4.65	to	$4.65	$5,082	—	0.00%	to	0.00%	75.49%		to	75.49%
CVT EAFE Intl Index, Cl F
2024	821	$1.19	to	$1.19	$974	3.24%	0.00%	to	0.00%	2.95%		to	2.95%
2023	438	$1.15	to	$1.15	$505	5.17%	0.00%	to	0.00%	17.53%		to	17.53%
2022	48	$0.98	to	$0.98	$47	6.64%	0.00%	to	0.00%	(1.64	%)(6)	to	(1.64	%)(6)
CVT EAFE Intl Index, Cl I
2024	6,197	$1.19	to	$1.19	$7,386	3.12%	0.00%	to	0.00%	3.14%		to	3.14%
2023	3,401	$1.16	to	$1.16	$3,930	3.80%	0.00%	to	0.00%	17.77%		to	17.77%
2022	1,324	$0.98	to	$0.98	$1,299	4.13%	0.00%	to	0.00%	(1.51	%)(6)	to	(1.51	%)(6)
CVT Nasdaq 100 Index, Cl F
2024	1,542	$1.64	to	$1.64	$2,531	0.40%	0.00%	to	0.00%	24.89%		to	24.89%
2023	799	$1.31	to	$1.31	$1,050	0.45%	0.00%	to	0.00%	54.02%		to	54.02%
2022	164	$0.85	to	$0.85	$140	0.45%	0.00%	to	0.00%	(16.12	%)(6)	to	(16.12	%)(6)
CVT Nasdaq 100 Index, Cl I
2024	7,021	$1.65	to	$1.65	$11,599	0.38%	0.00%	to	0.00%	25.21%		to	25.21%
2023	4,070	$1.32	to	$1.32	$5,371	0.40%	0.00%	to	0.00%	54.40%		to	54.40%
2022	2,160	$0.85	to	$0.85	$1,846	0.29%	0.00%	to	0.00%	(15.98	%)(6)	to	(15.98	%)(6)
CVT Russ 2000 Sm Cap Ind, Cl F
2024	378	$1.23	to	$1.23	$465	1.65%	0.00%	to	0.00%	11.00%		to	11.00%
2023	154	$1.11	to	$1.11	$170	1.26%	0.00%	to	0.00%	16.36%		to	16.36%
2022	43	$0.95	to	$0.95	$41	1.69%	0.00%	to	0.00%	(5.67	%)(6)	to	(5.67	%)(6)
CVT Russ 2000 Sm Cap Ind, Cl I
2024	4,609	$1.24	to	$1.24	$5,703	1.36%	0.00%	to	0.00%	11.23%		to	11.23%
2023	2,895	$1.11	to	$1.11	$3,220	1.05%	0.00%	to	0.00%	16.60%		to	16.60%
2022	1,450	$0.95	to	$0.95	$1,383	0.89%	0.00%	to	0.00%	(5.55	%)(6)	to	(5.55	%)(6)

172	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
DWS Alt Asset Alloc VIP, Cl A
2024	1,848	$1.33	to	$1.33	$2,450	3.34%	0.00%	to	0.00%	5.64%		to	5.64%
2023	1,376	$1.25	to	$1.25	$1,727	5.87%	0.00%	to	0.00%	6.19%		to	6.19%
2022	1,043	$1.18	to	$1.18	$1,232	6.53%	0.00%	to	0.00%	(7.42%)		to	(7.42%)
2021	477	$1.28	to	$1.28	$609	1.28%	0.00%	to	0.00%	12.74%		to	12.74%
2020	130	$1.13	to	$1.13	$147	1.84%	0.00%	to	0.00%	5.71%		to	5.71%
DWS Alt Asset Alloc VIP, Cl B
2024	2,985	$1.41	to	$1.18	$3,843	3.34%	0.00%	to	0.90%	5.30%		to	4.35%
2023	3,375	$1.34	to	$1.13	$4,135	6.48%	0.00%	to	0.90%	5.67%		to	4.73%
2022	3,893	$1.27	to	$1.08	$4,522	6.67%	0.00%	to	0.90%	(7.74%)		to	(8.57%)
2021	3,089	$1.38	to	$1.18	$3,916	1.48%	0.00%	to	0.90%	12.35%		to	11.34%
2020	1,960	$1.22	to	$1.06	$2,216	2.33%	0.00%	to	0.90%	5.32%		to	4.38%
EV VT Floating-Rate Inc, Init Cl
2024	10,759	$1.21	to	$1.63	$20,048	7.78%	0.20%	to	0.90%	7.42%		to	6.67%
2023	10,967	$1.13	to	$1.53	$19,853	8.20%	0.20%	to	0.90%	11.00%		to	10.22%
2022	11,332	$1.02	to	$1.39	$18,888	4.63%	0.20%	to	0.90%	1.54	%(7)	to	(3.61%)
2021	10,721	$1.29	to	$1.44	$18,368	2.89%	0.30%	to	0.90%	3.31%		to	2.70%
2020	8,979	$1.25	to	$1.40	$14,701	3.33%	0.30%	to	0.90%	1.69%		to	1.08%
EV VT Floating-Rate Inc, Inst Cl
2024(10)	124	$1.08	to	$1.08	$134	7.80%	0.00%	to	0.00%	7.99	%(8)	to	7.99	%(8)
Fid VIP Contrafund, Init Cl
2024	15,905	$2.56	to	$2.56	$40,761	0.21%	0.00%	to	0.00%	33.79%		to	33.79%
2023	10,969	$1.92	to	$1.92	$21,013	0.58%	0.00%	to	0.00%	33.45%		to	33.45%
2022	7,632	$1.44	to	$1.44	$10,956	0.63%	0.00%	to	0.00%	(26.31%)		to	(26.31%)
2021	4,736	$1.95	to	$1.95	$9,226	0.04%	0.00%	to	0.00%	27.83%		to	27.83%
2020	2,263	$1.52	to	$1.52	$3,449	0.27%	0.00%	to	0.00%	30.57%		to	30.57%
Fid VIP Contrafund, Serv Cl 2
2024	31,139	$5.22	to	$4.86	$179,573	0.03%	0.00%	to	0.90%	33.45%		to	32.25%
2023	30,112	$3.91	to	$3.68	$141,469	0.27%	0.00%	to	0.90%	33.12%		to	31.93%
2022	29,747	$2.94	to	$2.79	$111,113	0.27%	0.00%	to	0.90%	(26.49%)		to	(27.14%)
2021	30,396	$4.00	to	$3.83	$155,608	0.03%	0.00%	to	0.90%	27.51%		to	26.37%
2020	32,483	$3.14	to	$3.03	$130,870	0.08%	0.00%	to	0.90%	30.23%		to	29.07%
Fid VIP Emer Mkts, Init Cl
2024	197	$1.13	to	$1.13	$224	3.48%	0.00%	to	0.00%	16.19	%(8)	to	16.19	%(8)
Fid VIP Energy, Init Cl
2024	129	$1.06	to	$1.06	$136	5.56%	0.00%	to	0.00%	8.33	%(8)	to	8.33	%(8)
Fid VIP Gro & Inc, Serv Cl
2024	9,776	$7.68	to	$4.72	$66,341	1.38%	0.45%	to	0.90%	21.58%		to	21.04%
2023	10,537	$6.32	to	$3.90	$58,698	1.58%	0.45%	to	0.90%	18.05%		to	17.52%
2022	11,350	$5.35	to	$3.32	$53,326	1.58%	0.45%	to	0.90%	(5.45%)		to	(5.87%)
2021	11,749	$5.66	to	$3.53	$58,676	2.31%	0.45%	to	0.90%	25.20%		to	24.64%
2020	12,548	$4.52	to	$2.83	$49,950	2.03%	0.45%	to	0.90%	7.25%		to	6.77%
Fid VIP Gro & Inc, Serv Cl 2
2024	13,782	$1.57	to	$5.50	$48,387	1.26%	0.20%	to	0.90%	21.71%		to	20.86%
2023	13,916	$1.29	to	$4.55	$42,563	1.50%	0.20%	to	0.90%	18.13%		to	17.31%
2022	13,523	$1.09	to	$3.88	$37,593	1.48%	0.20%	to	0.90%	10.16	%(7)	to	(6.02%)
2021	14,106	$3.00	to	$4.13	$41,568	2.23%	0.30%	to	0.90%	25.26%		to	24.51%
2020	14,527	$2.40	to	$3.32	$34,236	1.94%	0.30%	to	0.90%	7.27%		to	6.63%
Fid VIP Gro Opp, Init Cl
2024	893	$1.38	to	$1.38	$1,236	—	0.00%	to	0.00%	38.63	%(8)	to	38.63	%(8)
Fid VIP Invest Gr, Init Cl
2024	634	$1.02	to	$1.02	$647	7.85%	0.00%	to	0.00%	2.62	%(8)	to	2.62	%(8)
Fid VIP Mid Cap, Init Cl
2024	11,071	$1.83	to	$1.83	$20,223	0.65%	0.00%	to	0.00%	17.49%		to	17.49%
2023	7,806	$1.55	to	$1.55	$12,137	0.74%	0.00%	to	0.00%	15.08%		to	15.08%
2022	4,923	$1.35	to	$1.35	$6,651	0.65%	0.00%	to	0.00%	(14.74%)		to	(14.74%)
2021	2,804	$1.58	to	$1.58	$4,443	0.83%	0.00%	to	0.00%	25.60%		to	25.60%
2020	1,354	$1.26	to	$1.26	$1,709	0.76%	0.00%	to	0.00%	18.19%		to	18.19%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	173

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Mid Cap, Serv Cl
2024	14,971	$6.27	to	$8.46	$100,043	0.46%	0.45%	to	0.90%	16.82%		to	16.30%
2023	16,316	$5.37	to	$7.27	$93,435	0.51%	0.45%	to	0.90%	14.49%		to	13.98%
2022	17,526	$4.69	to	$6.38	$87,935	0.40%	0.45%	to	0.90%	(15.24%)		to	(15.62%)
2021	18,706	$5.53	to	$7.56	$110,914	0.51%	0.45%	to	0.90%	24.94%		to	24.38%
2020	20,253	$4.42	to	$6.08	$96,411	0.56%	0.45%	to	0.90%	17.51%		to	16.98%
Fid VIP Mid Cap, Serv Cl 2
2024	33,003	$3.53	to	$6.94	$99,137	0.35%	0.00%	to	0.90%	17.18%		to	16.12%
2023	32,730	$3.02	to	$5.98	$89,347	0.39%	0.00%	to	0.90%	14.80%		to	13.78%
2022	33,500	$2.63	to	$5.25	$82,444	0.27%	0.00%	to	0.90%	(14.97%)		to	(15.73%)
2021	34,796	$3.09	to	$6.23	$101,328	0.36%	0.00%	to	0.90%	25.31%		to	24.19%
2020	36,516	$2.47	to	$5.02	$85,663	0.40%	0.00%	to	0.90%	17.87%		to	16.81%
Fid VIP Overseas, Serv Cl
2024	6,978	$3.31	to	$2.09	$20,144	1.63%	0.45%	to	0.90%	4.48%		to	4.01%
2023	6,791	$3.17	to	$2.01	$18,753	0.96%	0.45%	to	0.90%	19.87%		to	19.33%
2022	7,022	$2.65	to	$1.68	$16,128	0.97%	0.45%	to	0.90%	(24.92%)		to	(25.26%)
2021	7,155	$3.52	to	$2.25	$22,201	0.44%	0.45%	to	0.90%	19.04%		to	18.50%
2020	7,557	$2.96	to	$1.90	$19,636	0.35%	0.45%	to	0.90%	14.98%		to	14.46%
Fid VIP Overseas, Serv Cl 2
2024	9,881	$1.43	to	$2.85	$20,237	1.43%	0.20%	to	0.90%	4.60%		to	3.86%
2023	9,130	$1.37	to	$2.74	$18,424	0.82%	0.20%	to	0.90%	19.98%		to	19.15%
2022	9,113	$1.14	to	$2.30	$15,586	0.84%	0.20%	to	0.90%	15.16	%(7)	to	(25.36%)
2021	9,488	$2.31	to	$3.08	$21,671	0.33%	0.30%	to	0.90%	19.03%		to	18.32%
2020	9,503	$1.94	to	$2.61	$18,330	0.23%	0.30%	to	0.90%	14.99%		to	14.30%
Fid VIP Strategic Inc, Init Cl
2024	7,695	$1.22	to	$1.22	$9,408	4.34%	0.00%	to	0.00%	6.08%		to	6.08%
2023	5,366	$1.15	to	$1.15	$6,185	7.12%	0.00%	to	0.00%	9.41%		to	9.41%
2022	2,016	$1.05	to	$1.05	$2,123	4.56%	0.00%	to	0.00%	(11.26%)		to	(11.26%)
2021	1,156	$1.19	to	$1.19	$1,373	3.58%	0.00%	to	0.00%	3.74%		to	3.74%
2020	568	$1.14	to	$1.14	$650	5.49%	0.00%	to	0.00%	7.52%		to	7.52%
Fid VIP Strategic Inc, Serv Cl 2
2024	1,872	$1.45	to	$1.45	$2,722	4.19%	0.00%	to	0.00%	5.78%		to	5.78%
2023	1,347	$1.37	to	$1.37	$1,851	4.47%	0.00%	to	0.00%	9.18%		to	9.18%
2022	1,270	$1.26	to	$1.26	$1,599	3.39%	0.00%	to	0.00%	(11.52%)		to	(11.52%)
2021	1,315	$1.42	to	$1.42	$1,871	2.40%	0.00%	to	0.00%	3.53%		to	3.53%
2020	1,369	$1.37	to	$1.37	$1,881	3.41%	0.00%	to	0.00%	7.16%		to	7.16%
Frank Global Real Est, Cl 2
2024	16,617	$1.21	to	$2.93	$35,260	1.82%	0.20%	to	0.90%	(0.52%)		to	(1.22%)
2023	16,098	$1.21	to	$2.97	$36,919	2.88%	0.20%	to	0.90%	11.21%		to	10.44%
2022	16,275	$1.09	to	$2.69	$35,304	2.41%	0.20%	to	0.90%	10.23	%(7)	to	(26.72%)
2021	16,713	$1.84	to	$3.67	$49,462	0.88%	0.30%	to	0.90%	26.41%		to	25.66%
2020	17,139	$1.45	to	$2.92	$40,414	3.26%	0.30%	to	0.90%	(5.67%)		to	(6.24%)
Frank Inc, Cl 1
2024	2,662	$1.41	to	$1.41	$3,756	5.07%	0.00%	to	0.00%	7.46%		to	7.46%
2023	2,093	$1.31	to	$1.31	$2,748	4.40%	0.00%	to	0.00%	8.87%		to	8.87%
2022	797	$1.21	to	$1.21	$961	4.49%	0.00%	to	0.00%	(5.24%)		to	(5.24%)
2021	471	$1.27	to	$1.27	$599	4.12%	0.00%	to	0.00%	17.01%		to	17.01%
2020	178	$1.09	to	$1.09	$194	7.03%	0.00%	to	0.00%	0.97%		to	0.97%
Frank Inc, Cl 2
2024	7,906	$1.84	to	$1.46	$12,441	5.14%	0.00%	to	0.90%	7.20%		to	6.24%
2023	7,495	$1.71	to	$1.38	$11,075	5.14%	0.00%	to	0.90%	8.62%		to	7.65%
2022	6,495	$1.58	to	$1.28	$8,876	4.75%	0.00%	to	0.90%	(5.47%)		to	(6.32%)
2021	4,438	$1.67	to	$1.37	$6,444	4.56%	0.00%	to	0.90%	16.76%		to	15.71%
2020	4,213	$1.43	to	$1.18	$5,263	6.04%	0.00%	to	0.90%	0.69%		to	(0.21%)

174	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Mutual Shares, Cl 1
2024	465	$1.49	to	$1.49	$692	2.31%	0.00%	to	0.00%	11.50%		to	11.50%
2023	337	$1.34	to	$1.34	$450	2.51%	0.00%	to	0.00%	13.73%		to	13.73%
2022	201	$1.17	to	$1.17	$236	2.47%	0.00%	to	0.00%	(7.15%)		to	(7.15%)
2021	123	$1.26	to	$1.26	$155	3.55%	0.00%	to	0.00%	19.52%		to	19.52%
2020	84	$1.06	to	$1.06	$89	4.14%	0.00%	to	0.00%	(4.85%)		to	(4.85%)
Frank Mutual Shares, Cl 2
2024	6,273	$2.49	to	$3.13	$17,283	1.96%	0.00%	to	0.90%	11.27%		to	10.27%
2023	6,314	$2.24	to	$2.84	$17,015	1.88%	0.00%	to	0.90%	13.46%		to	12.45%
2022	6,337	$1.98	to	$2.52	$16,110	1.86%	0.00%	to	0.90%	(7.43%)		to	(8.26%)
2021	6,441	$2.13	to	$2.75	$17,822	2.87%	0.00%	to	0.90%	19.17%		to	18.10%
2020	6,866	$1.79	to	$2.33	$16,017	2.79%	0.00%	to	0.90%	(5.04%)		to	(5.89%)
Frank Sm Cap Val, Cl 1
2024	5,377	$1.66	to	$1.66	$8,930	1.06%	0.00%	to	0.00%	12.01%		to	12.01%
2023	4,162	$1.48	to	$1.48	$6,172	0.74%	0.00%	to	0.00%	13.02%		to	13.02%
2022	3,124	$1.31	to	$1.31	$4,099	1.25%	0.00%	to	0.00%	(9.82%)		to	(9.82%)
2021	1,916	$1.45	to	$1.45	$2,787	1.16%	0.00%	to	0.00%	25.67%		to	25.67%
2020	950	$1.16	to	$1.16	$1,099	1.60%	0.00%	to	0.00%	5.41%		to	5.41%
Frank Sm Cap Val, Cl 2
2024	12,399	$3.38	to	$7.29	$49,338	0.92%	0.00%	to	0.90%	11.70%		to	10.70%
2023	11,783	$3.03	to	$6.58	$47,555	0.52%	0.00%	to	0.90%	12.75%		to	11.74%
2022	11,635	$2.68	to	$5.89	$44,517	0.99%	0.00%	to	0.90%	(10.06%)		to	(10.87%)
2021	12,267	$2.98	to	$6.61	$52,655	1.01%	0.00%	to	0.90%	25.37%		to	24.24%
2020	11,315	$2.38	to	$5.32	$40,048	1.49%	0.00%	to	0.90%	5.19%		to	4.25%
GS VIT Mid Cap Val, Inst
2024	19,664	$1.34	to	$8.54	$89,291	1.00%	0.20%	to	0.90%	12.17%		to	11.39%
2023	19,258	$1.20	to	$7.67	$87,191	1.01%	0.20%	to	0.90%	11.20%		to	10.42%
2022	18,874	$1.08	to	$6.94	$84,170	0.69%	0.20%	to	0.90%	8.14	%(7)	to	(10.79%)
2021	20,047	$2.88	to	$7.78	$100,229	0.47%	0.30%	to	0.90%	30.56%		to	29.78%
2020	21,413	$2.20	to	$6.00	$82,944	0.64%	0.30%	to	0.90%	8.08%		to	7.43%
GS VIT Multi-Strategy Alt, Advisor
2024	1,590	$1.13	to	$1.03	$1,747	2.38%	0.00%	to	0.90%	3.11%		to	2.18%
2023	1,769	$1.10	to	$1.01	$1,891	6.56%	0.00%	to	0.90%	7.53%		to	6.57%
2022	1,726	$1.02	to	$0.95	$1,730	3.33%	0.00%	to	0.90%	(6.85%)		to	(7.68%)
2021	1,615	$1.10	to	$1.02	$1,738	1.51%	0.00%	to	0.90%	4.66%		to	3.72%
2020	1,174	$1.05	to	$0.99	$1,207	1.72%	0.00%	to	0.90%	6.58%		to	5.62%
GS VIT Sm Cap Eq Insights, Inst
2024	1,124	$6.82	to	$5.25	$7,265	1.02%	0.45%	to	0.90%	18.51%		to	17.98%
2023	1,111	$5.75	to	$4.45	$6,042	0.99%	0.45%	to	0.90%	18.74%		to	18.21%
2022	1,236	$4.85	to	$3.76	$5,638	0.31%	0.45%	to	0.90%	(19.74%)		to	(20.10%)
2021	1,271	$6.04	to	$4.71	$7,159	0.46%	0.45%	to	0.90%	23.23%		to	22.68%
2020	1,343	$4.90	to	$3.84	$6,147	0.22%	0.45%	to	0.90%	8.09%		to	7.61%
GS VIT U.S. Eq Insights, Inst
2024	10,964	$1.66	to	$4.54	$63,268	0.64%	0.20%	to	0.90%	28.07%		to	27.17%
2023	10,905	$1.29	to	$3.57	$54,892	0.69%	0.20%	to	0.90%	23.56%		to	22.70%
2022	11,166	$1.05	to	$2.91	$48,260	0.81%	0.20%	to	0.90%	5.39	%(7)	to	(20.46%)
2021	11,927	$3.84	to	$3.66	$64,307	0.81%	0.30%	to	0.90%	29.02%		to	28.25%
2020	13,046	$2.98	to	$2.85	$53,952	0.87%	0.30%	to	0.90%	17.19%		to	16.49%
Invesco VI Am Fran, Ser I
2024	3,828	$5.26	to	$4.97	$19,932	—	0.45%	to	0.90%	34.28%		to	33.67%
2023	4,088	$3.92	to	$3.72	$15,868	—	0.45%	to	0.90%	40.30%		to	39.67%
2022	4,539	$2.79	to	$2.66	$12,554	—	0.45%	to	0.90%	(31.42%)		to	(31.73%)
2021	4,891	$4.07	to	$3.90	$19,737	—	0.45%	to	0.90%	11.42%		to	10.92%
2020	5,233	$3.66	to	$3.52	$18,978	0.07%	0.45%	to	0.90%	41.71%		to	41.08%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	175

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser II
2024	3,865	$1.89	to	$4.82	$18,301	—	0.20%	to	0.90%	34.29%		to	33.35%
2023	3,816	$1.41	to	$3.61	$14,109	—	0.20%	to	0.90%	40.32%		to	39.34%
2022	4,044	$1.01	to	$2.59	$11,184	—	0.20%	to	0.90%	1.87	%(7)	to	(31.91%)
2021	4,376	$4.22	to	$3.81	$17,685	—	0.30%	to	0.90%	11.31%		to	10.65%
2020	4,675	$3.79	to	$3.44	$16,970	—	0.30%	to	0.90%	41.57%		to	40.73%
Invesco VI Bal Risk Alloc, Ser I
2024	745	$1.24	to	$1.24	$921	6.72%	0.00%	to	0.00%	3.88%		to	3.88%
2023	518	$1.19	to	$1.19	$616	—	0.00%	to	0.00%	6.63%		to	6.63%
2022	349	$1.12	to	$1.12	$389	8.45%	0.00%	to	0.00%	(14.35%)		to	(14.35%)
2021	229	$1.30	to	$1.30	$298	3.85%	0.00%	to	0.00%	9.55%		to	9.55%
2020	139	$1.19	to	$1.19	$166	10.02%	0.00%	to	0.00%	10.22%		to	10.22%
Invesco VI Bal Risk Alloc, Ser II
2024	2,866	$1.51	to	$1.30	$3,973	5.66%	0.00%	to	0.90%	3.56%		to	2.63%
2023	3,355	$1.45	to	$1.27	$4,497	—	0.00%	to	0.90%	6.40%		to	5.45%
2022	4,071	$1.37	to	$1.20	$5,131	6.84%	0.00%	to	0.90%	(14.52%)		to	(15.28%)
2021	4,692	$1.60	to	$1.42	$6,929	3.00%	0.00%	to	0.90%	9.26%		to	8.28%
2020	4,984	$1.46	to	$1.31	$6,778	7.66%	0.00%	to	0.90%	9.99%		to	9.00%
Invesco VI Comstock, Ser II
2024	4,216	$1.42	to	$3.11	$17,810	1.64%	0.20%	to	0.90%	14.64%		to	13.83%
2023	3,104	$1.24	to	$2.73	$12,339	1.59%	0.20%	to	0.90%	11.87%		to	11.09%
2022	3,035	$1.11	to	$2.46	$11,358	1.49%	0.20%	to	0.90%	11.38	%(7)	to	(0.06%)
2021	2,550	$2.71	to	$2.46	$9,342	1.69%	0.30%	to	0.90%	32.65%		to	31.85%
2020	2,468	$2.05	to	$1.87	$6,736	2.04%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
Invesco VI Core Eq, Ser I
2024	19,769	$5.54	to	$6.46	$118,641	0.69%	0.45%	to	0.90%	25.04%		to	24.48%
2023	21,634	$4.43	to	$5.19	$104,071	0.73%	0.45%	to	0.90%	22.81%		to	22.26%
2022	23,617	$3.60	to	$4.25	$92,773	0.92%	0.45%	to	0.90%	(20.90%)		to	(21.26%)
2021	25,190	$4.56	to	$5.39	$125,393	0.66%	0.45%	to	0.90%	27.17%		to	26.59%
2020	27,074	$3.58	to	$4.26	$106,411	1.34%	0.45%	to	0.90%	13.34%		to	12.83%
Invesco VI Dis Mid Cap Gro, Ser I
2024	9,722	$1.40	to	$1.68	$16,563	—	0.20%	to	0.90%	23.98%		to	23.11%
2023	9,920	$1.13	to	$1.36	$13,710	—	0.20%	to	0.90%	12.93%		to	12.14%
2022	10,179	$1.00	to	$1.22	$12,519	—	0.20%	to	0.90%	1.14	%(7)	to	(31.60%)
2021	10,665	$1.80	to	$1.78	$19,094	—	0.30%	to	0.90%	18.74%		to	18.03%
2020	11,024	$1.51	to	$1.51	$16,654	0.05%	0.30%	to	0.90%	51.28	%(5)	to	50.66	%(5)
Invesco VI Div Divd, Ser I
2024	6,724	$1.35	to	$3.05	$20,595	1.89%	0.20%	to	0.90%	12.99%		to	12.20%
2023	6,836	$1.19	to	$2.71	$18,821	2.01%	0.20%	to	0.90%	8.83%		to	8.07%
2022	7,207	$1.09	to	$2.51	$18,682	1.92%	0.20%	to	0.90%	10.06	%(7)	to	(2.56%)
2021	7,204	$2.54	to	$2.58	$19,078	2.14%	0.30%	to	0.90%	18.54%		to	17.83%
2020	8,203	$2.14	to	$2.19	$18,342	3.03%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
Invesco VI EQV Intl Eq, Ser II
2024	8,635	$1.31	to	$1.53	$19,404	1.53%	0.20%	to	0.90%	0.14%		to	(0.56%)
2023	8,802	$1.31	to	$1.54	$20,525	—	0.20%	to	0.90%	17.63%		to	16.81%
2022	9,259	$1.11	to	$1.32	$18,772	1.42%	0.20%	to	0.90%	12.44	%(7)	to	(19.23%)
2021	9,836	$1.85	to	$1.63	$24,299	1.06%	0.30%	to	0.90%	5.29%		to	4.66%
2020	10,344	$1.76	to	$1.56	$24,077	2.13%	0.30%	to	0.90%	13.40%		to	12.72%
Invesco VI Global, Ser I
2024	4,775	$1.82	to	$1.82	$8,668	—	0.00%	to	0.00%	16.07%		to	16.07%
2023	4,124	$1.56	to	$1.56	$6,451	0.26%	0.00%	to	0.00%	34.73%		to	34.73%
2022	2,766	$1.16	to	$1.16	$3,211	—	0.00%	to	0.00%	(31.76%)		to	(31.76%)
2021	1,664	$1.70	to	$1.70	$2,831	—	0.00%	to	0.00%	15.49%		to	15.49%
2020	603	$1.47	to	$1.47	$888	0.80%	0.00%	to	0.00%	27.64%		to	27.64%

176	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Global, Ser II
2024	7,771	$3.57	to	$3.91	$33,090	—	0.00%	to	0.90%	15.78%		to	14.74%
2023	8,086	$3.08	to	$3.41	$30,674	—	0.00%	to	0.90%	34.45%		to	33.25%
2022	8,120	$2.29	to	$2.56	$23,844	—	0.00%	to	0.90%	(31.94%)		to	(32.55%)
2021	8,266	$3.37	to	$3.79	$35,636	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	8,196	$2.92	to	$3.32	$30,817	0.46%	0.00%	to	0.90%	27.34%		to	26.20%
Invesco VI Gbl Strat Inc, Ser I
2024	971	$1.05	to	$1.05	$1,022	3.34%	0.00%	to	0.00%	3.16%		to	3.16%
2023	786	$1.02	to	$1.02	$802	—	0.00%	to	0.00%	8.88%		to	8.88%
2022	533	$0.94	to	$0.94	$500	—	0.00%	to	0.00%	(11.46%)		to	(11.46%)
2021	226	$1.06	to	$1.06	$240	6.68%	0.00%	to	0.00%	(3.41%)		to	(3.41%)
2020	78	$1.10	to	$1.10	$85	7.81%	0.00%	to	0.00%	3.40%		to	3.40%
Invesco VI Gbl Strat Inc, Ser II
2024	22,469	$1.18	to	$1.52	$32,157	2.78%	0.00%	to	0.90%	2.79%		to	1.86%
2023	21,300	$1.14	to	$1.49	$30,476	—	0.00%	to	0.90%	8.60%		to	7.63%
2022	20,774	$1.05	to	$1.39	$28,013	—	0.00%	to	0.90%	(11.71%)		to	(12.51%)
2021	21,943	$1.19	to	$1.58	$33,769	4.29%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	22,178	$1.24	to	$1.66	$35,774	5.34%	0.00%	to	0.90%	2.99%		to	2.07%
Invesco VI Mn St Sm Cap, Ser I
2024	5,660	$1.77	to	$1.77	$10,029	—	0.00%	to	0.00%	12.68%		to	12.68%
2023	3,808	$1.57	to	$1.57	$5,988	1.32%	0.00%	to	0.00%	18.13%		to	18.13%
2022	2,696	$1.33	to	$1.33	$3,588	0.63%	0.00%	to	0.00%	(15.83%)		to	(15.83%)
2021	1,677	$1.58	to	$1.58	$2,652	0.45%	0.00%	to	0.00%	22.55%		to	22.55%
2020	673	$1.29	to	$1.29	$868	0.80%	0.00%	to	0.00%	19.93%		to	19.93%
Invesco VI Mn St Sm Cap, Ser II
2024	7,858	$3.80	to	$4.38	$34,812	—	0.00%	to	0.90%	12.41%		to	11.39%
2023	7,037	$3.38	to	$3.93	$30,300	0.97%	0.00%	to	0.90%	17.82%		to	16.77%
2022	6,626	$2.87	to	$3.37	$25,087	0.24%	0.00%	to	0.90%	(16.04%)		to	(16.79%)
2021	7,170	$3.42	to	$4.05	$32,012	0.18%	0.00%	to	0.90%	22.26%		to	21.17%
2020	7,297	$2.80	to	$3.34	$27,277	0.37%	0.00%	to	0.90%	19.63%		to	18.56%
Invesco VI Tech, Ser I
2024	5,585	$1.60	to	$6.22	$25,333	—	0.00%	to	0.90%	34.27%		to	33.06%
2023	3,928	$1.19	to	$4.68	$18,078	—	0.00%	to	0.90%	46.94%		to	45.63%
2022	3,280	$0.81	to	$3.21	$12,123	—	0.00%	to	0.90%	(20.38	%)(6)	to	(40.49%)
2021	3,297	$4.51	to	$5.40	$22,281	—	0.30%	to	0.90%	14.07%		to	13.39%
2020	3,462	$3.95	to	$4.76	$20,536	—	0.30%	to	0.90%	45.68%		to	44.81%
Invesco VI Tech, Ser II
2024	933	$1.59	to	$1.59	$1,479	—	0.00%	to	0.00%	33.86%		to	33.86%
2023	511	$1.18	to	$1.18	$605	—	0.00%	to	0.00%	46.72%		to	46.72%
2022	198	$0.81	to	$0.81	$160	—	0.00%	to	0.00%	(20.54	%)(6)	to	(20.54	%)(6)
Janus Henderson VIT Bal, Inst
2024	17,353	$1.71	to	$1.71	$29,648	2.25%	0.00%	to	0.00%	15.43%		to	15.43%
2023	12,006	$1.48	to	$1.48	$17,770	2.28%	0.00%	to	0.00%	15.41%		to	15.41%
2022	8,395	$1.28	to	$1.28	$10,767	1.41%	0.00%	to	0.00%	(16.40%)		to	(16.40%)
2021	4,924	$1.53	to	$1.53	$7,553	1.04%	0.00%	to	0.00%	17.20%		to	17.20%
2020	1,908	$1.31	to	$1.31	$2,497	2.14%	0.00%	to	0.00%	14.31%		to	14.31%
Janus Henderson VIT Bal, Serv
2024	3,521	$1.80	to	$1.80	$6,326	1.77%	0.00%	to	0.00%	15.15%		to	15.15%
2023	3,293	$1.56	to	$1.56	$5,138	1.79%	0.00%	to	0.00%	15.13%		to	15.13%
2022	3,409	$1.36	to	$1.36	$4,620	0.97%	0.00%	to	0.00%	(16.62%)		to	(16.62%)
2021	3,481	$1.63	to	$1.63	$5,657	0.68%	0.00%	to	0.00%	16.91%		to	16.91%
2020	3,007	$1.39	to	$1.39	$4,180	1.53%	0.00%	to	0.00%	14.03%		to	14.03%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	177

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson VIT Enter, Serv
2024	3,128	$9.63	to	$3.59	$23,895	0.63%	0.45%	to	0.90%	14.80%		to	14.28%
2023	3,428	$8.39	to	$3.15	$22,304	0.09%	0.45%	to	0.90%	17.25%		to	16.72%
2022	3,603	$7.15	to	$2.69	$19,831	0.08%	0.45%	to	0.90%	(16.53%)		to	(16.90%)
2021	3,776	$8.57	to	$3.24	$25,037	0.24%	0.45%	to	0.90%	16.02%		to	15.50%
2020	4,252	$7.39	to	$2.81	$23,989	—	0.45%	to	0.90%	18.65%		to	18.12%
Janus Henderson VIT Flex Bd, Inst
2024	2,781	$1.10	to	$1.10	$3,058	5.41%	0.00%	to	0.00%	1.96%		to	1.96%
2023	1,782	$1.08	to	$1.08	$1,922	5.14%	0.00%	to	0.00%	5.50%		to	5.50%
2022	768	$1.02	to	$1.02	$785	2.92%	0.00%	to	0.00%	(13.66%)		to	(13.66%)
2021	434	$1.18	to	$1.18	$514	2.25%	0.00%	to	0.00%	(0.90%)		to	(0.90%)
2020	232	$1.19	to	$1.19	$277	3.99%	0.00%	to	0.00%	10.48%		to	10.48%
Janus Henderson VIT Flex Bd, Serv
2024	984	$1.21	to	$1.21	$1,187	4.13%	0.00%	to	0.00%	1.63%		to	1.63%
2023	983	$1.19	to	$1.19	$1,167	3.62%	0.00%	to	0.00%	5.29%		to	5.29%
2022	970	$1.13	to	$1.13	$1,094	2.15%	0.00%	to	0.00%	(13.90%)		to	(13.90%)
2021	842	$1.31	to	$1.31	$1,102	1.75%	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2020	599	$1.32	to	$1.32	$794	2.51%	0.00%	to	0.00%	10.25%		to	10.25%
Janus Hend VIT Gbl Tech Innov, Srv
2024	6,574	$2.05	to	$4.66	$66,210	—	0.20%	to	0.90%	31.49%		to	30.57%
2023	6,351	$1.56	to	$3.57	$52,441	—	0.20%	to	0.90%	53.97%		to	52.90%
2022	6,126	$1.01	to	$2.34	$34,653	—	0.20%	to	0.90%	3.74	%(7)	to	(37.69%)
2021	6,625	$6.64	to	$3.75	$59,305	0.11%	0.30%	to	0.90%	17.39%		to	16.69%
2020	7,289	$5.66	to	$3.21	$53,739	—	0.30%	to	0.90%	50.28%		to	49.38%
Janus Henderson VIT Overseas, Serv
2024	17,239	$1.35	to	$2.08	$40,017	1.29%	0.20%	to	0.90%	5.37%		to	4.63%
2023	17,173	$1.28	to	$1.99	$39,312	1.43%	0.20%	to	0.90%	10.36%		to	9.60%
2022	17,334	$1.16	to	$1.82	$36,993	1.71%	0.20%	to	0.90%	17.25	%(7)	to	(9.65%)
2021	17,623	$1.66	to	$2.01	$41,478	1.04%	0.30%	to	0.90%	12.95%		to	12.27%
2020	17,853	$1.47	to	$1.79	$37,284	1.21%	0.30%	to	0.90%	15.68%		to	14.98%
Janus Henderson VIT Res, Inst
2024	4,084	$2.59	to	$2.59	$10,561	0.03%	0.00%	to	0.00%	35.31%		to	35.31%
2023	3,715	$1.91	to	$1.91	$7,098	0.14%	0.00%	to	0.00%	43.17%		to	43.17%
2022	2,596	$1.33	to	$1.33	$3,464	0.21%	0.00%	to	0.00%	(29.89%)		to	(29.89%)
2021	1,254	$1.90	to	$1.90	$2,388	0.08%	0.00%	to	0.00%	20.33%		to	20.33%
2020	293	$1.58	to	$1.58	$464	0.45%	0.00%	to	0.00%	32.95%		to	32.95%
Janus Henderson VIT Res, Serv
2024	3,710	$5.66	to	$5.17	$22,678	—	0.00%	to	0.90%	34.96%		to	33.74%
2023	3,293	$4.20	to	$3.86	$16,641	0.06%	0.00%	to	0.90%	42.81%		to	41.54%
2022	3,380	$2.94	to	$2.73	$12,395	—	0.00%	to	0.90%	(30.06%)		to	(30.69%)
2021	3,568	$4.20	to	$3.94	$18,747	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	3,601	$3.50	to	$3.31	$15,839	0.22%	0.00%	to	0.90%	32.57%		to	31.39%
Lazard Ret Global Dyn MA, Inv
2024	447	$1.23	to	$1.23	$552	—	0.00%	to	0.00%	8.65%		to	8.65%
2023	446	$1.14	to	$1.14	$507	—	0.00%	to	0.00%	11.06%		to	11.06%
2022	308	$1.02	to	$1.02	$315	0.24%	0.00%	to	0.00%	(17.28%)		to	(17.28%)
2021	230	$1.24	to	$1.24	$284	2.50%	0.00%	to	0.00%	12.16%		to	12.16%
2020	179	$1.10	to	$1.10	$198	0.82%	0.00%	to	0.00%	0.96%		to	0.96%
Lazard Ret Global Dyn MA, Serv
2024	873	$1.68	to	$1.39	$1,304	—	0.00%	to	0.90%	8.60%		to	7.62%
2023	943	$1.55	to	$1.29	$1,303	—	0.00%	to	0.90%	10.81%		to	9.82%
2022	1,060	$1.40	to	$1.17	$1,327	0.08%	0.00%	to	0.90%	(17.37%)		to	(18.11%)
2021	1,215	$1.69	to	$1.43	$1,850	2.79%	0.00%	to	0.90%	11.94%		to	10.93%
2020	1,966	$1.51	to	$1.29	$2,667	0.60%	0.00%	to	0.90%	0.81%		to	(0.10%)

178	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Lord Abt Bond Debenture, Cl VC
2024	375	$1.07	to	$1.07	$399	12.61%	0.00%	to	0.00%	6.93	%(8)	to	6.93	%(8)
LVIP AC Intl, Serv Cl
2024	5,744	$1.31	to	$2.57	$10,114	1.35%	0.20%	to	0.90%	2.25%		to	1.53%
2023	5,765	$1.29	to	$2.53	$10,426	1.24%	0.20%	to	0.90%	12.20%		to	11.42%
2022	6,043	$1.15	to	$2.27	$9,821	1.31%	0.20%	to	0.90%	15.50	%(7)	to	(25.53%)
2021	6,201	$2.18	to	$3.05	$13,509	0.01%	0.30%	to	0.90%	8.28%		to	7.63%
2020	5,964	$2.01	to	$2.83	$12,046	0.36%	0.30%	to	0.90%	25.28%		to	24.53%
LVIP AC Intl, Std Cl II
2024	4,213	$3.11	to	$1.64	$11,133	1.62%	0.45%	to	0.90%	2.14%		to	1.68%
2023	4,649	$3.05	to	$1.62	$12,088	1.40%	0.45%	to	0.90%	12.07%		to	11.56%
2022	5,115	$2.72	to	$1.45	$11,784	1.47%	0.45%	to	0.90%	(25.09%)		to	(25.43%)
2021	5,558	$3.63	to	$1.94	$16,775	0.16%	0.45%	to	0.90%	8.26%		to	7.77%
2020	5,718	$3.35	to	$1.80	$15,930	0.48%	0.45%	to	0.90%	25.32%		to	24.75%
LVIP AC Mid Cap Val, Std Cl II
2024	190	$1.09	to	$1.09	$207	4.32%	0.00%	to	0.00%	9.74	%(8)	to	9.74	%(8)
LVIP AC Val, Serv Cl
2024	14,011	$3.33	to	$4.48	$40,871	2.76%	0.00%	to	0.90%	9.29%		to	8.31%
2023	14,406	$3.05	to	$4.14	$40,227	2.24%	0.00%	to	0.90%	9.02%		to	8.04%
2022	14,647	$2.80	to	$3.83	$38,289	1.95%	0.00%	to	0.90%	0.31%		to	(0.59%)
2021	14,552	$2.79	to	$3.85	$38,103	1.60%	0.00%	to	0.90%	24.28%		to	23.17%
2020	14,585	$2.24	to	$3.13	$30,988	2.18%	0.00%	to	0.90%	0.83%		to	(0.07%)
LVIP AC Val, Std Cl II
2024	16,571	$1.72	to	$5.38	$66,710	2.93%	0.00%	to	0.90%	9.48%		to	8.49%
2023	16,049	$1.57	to	$4.96	$63,389	2.39%	0.00%	to	0.90%	9.10%		to	8.12%
2022	15,698	$1.44	to	$4.59	$60,397	2.10%	0.00%	to	0.90%	0.54%		to	(0.36%)
2021	14,850	$1.43	to	$4.61	$60,652	1.75%	0.00%	to	0.90%	24.51%		to	23.39%
2020	14,859	$1.15	to	$3.73	$50,999	2.30%	0.00%	to	0.90%	0.98%		to	0.07%
Mac VIP Asset Strategy, Serv Cl
2024	1,272	$1.72	to	$1.47	$2,065	1.90%	0.00%	to	0.90%	12.44%		to	11.42%
2023	1,374	$1.53	to	$1.32	$1,984	2.05%	0.00%	to	0.90%	13.94%		to	12.92%
2022	1,604	$1.35	to	$1.17	$2,024	1.62%	0.00%	to	0.90%	(14.74%)		to	(15.50%)
2021	1,596	$1.58	to	$1.38	$2,370	1.60%	0.00%	to	0.90%	10.44%		to	9.45%
2020	1,630	$1.43	to	$1.26	$2,194	2.00%	0.00%	to	0.90%	13.88%		to	12.86%
Mac VIP Asset Strategy, Std Cl
2024	4	$1.12	to	$1.12	$5	3.37%	0.00%	to	0.00%	13.40	%(8)	to	13.40	%(8)
Mac VIP Intl Core Eq, Std Cl
2024	167	$1.00	to	$1.00	$167	1.08%	0.00%	to	0.00%	(0.40	%)(9)	to	(0.40	%)(9)
MFS Gbl Real Est, Init Cl
2024	63	$0.99	to	$0.99	$62	3.57%	0.00%	to	0.00%	(0.17	%)(8)	to	(0.17	%)(8)
MFS Intl Gro, Init Cl
2024	538	$1.11	to	$1.11	$595	1.39%	0.00%	to	0.00%	11.67	%(8)	to	11.67	%(8)
MFS Mass Inv Gro Stock, Serv Cl
2024	16,694	$1.53	to	$3.04	$51,893	0.13%	0.20%	to	0.90%	15.75%		to	14.94%
2023	17,981	$1.32	to	$2.65	$49,190	0.05%	0.20%	to	0.90%	23.46%		to	22.60%
2022	18,613	$1.07	to	$2.16	$41,514	—	0.20%	to	0.90%	8.09	%(7)	to	(20.17%)
2021	19,515	$2.82	to	$2.71	$54,276	0.03%	0.30%	to	0.90%	25.28%		to	24.53%
2020	21,364	$2.25	to	$2.17	$47,491	0.22%	0.30%	to	0.90%	21.83%		to	21.10%
MFS New Dis, Serv Cl
2024	6,163	$1.26	to	$3.85	$27,287	—	0.20%	to	0.90%	6.22%		to	5.48%
2023	5,965	$1.18	to	$3.65	$28,058	—	0.20%	to	0.90%	14.03%		to	13.23%
2022	5,628	$1.04	to	$3.22	$26,224	—	0.20%	to	0.90%	5.44	%(7)	to	(30.62%)
2021	5,906	$3.55	to	$4.65	$39,453	—	0.30%	to	0.90%	1.27%		to	0.66%
2020	6,018	$3.50	to	$4.62	$39,984	—	0.30%	to	0.90%	45.15%		to	44.28%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	179

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Utilities, Init Cl
2024	2,459	$1.53	to	$1.53	$3,756	2.34%	0.00%	to	0.00%	11.66%	to	11.66%
2023	2,288	$1.37	to	$1.37	$3,130	3.64%	0.00%	to	0.00%	(2.11%)	to	(2.11%)
2022	1,767	$1.40	to	$1.40	$2,470	2.57%	0.00%	to	0.00%	0.76%	to	0.76%
2021	1,078	$1.39	to	$1.39	$1,495	1.76%	0.00%	to	0.00%	14.09%	to	14.09%
2020	598	$1.22	to	$1.22	$727	2.79%	0.00%	to	0.00%	5.90%	to	5.90%
MFS Utilities, Serv Cl
2024	7,326	$2.55	to	$6.83	$23,386	2.05%	0.00%	to	0.90%	11.34%	to	10.34%
2023	7,481	$2.29	to	$6.19	$23,338	3.28%	0.00%	to	0.90%	(2.33%)	to	(3.20%)
2022	8,179	$2.34	to	$6.40	$27,068	2.27%	0.00%	to	0.90%	0.48%	to	(0.42%)
2021	7,307	$2.33	to	$6.42	$24,415	1.53%	0.00%	to	0.90%	13.82%	to	12.80%
2020	7,495	$2.05	to	$5.69	$22,350	2.21%	0.00%	to	0.90%	5.62%	to	4.67%
MS VIF Dis, Cl I
2024	5,820	$1.93	to	$1.93	$11,248	—	0.00%	to	0.00%	41.83%	to	41.83%
2023	5,406	$1.36	to	$1.36	$7,367	—	0.00%	to	0.00%	44.34%	to	44.34%
2022	3,634	$0.94	to	$0.94	$3,430	—	0.00%	to	0.00%	(62.96%)	to	(62.96%)
2021	2,007	$2.55	to	$2.55	$5,117	—	0.00%	to	0.00%	(11.06%)	to	(11.06%)
2020	1,054	$2.87	to	$2.87	$3,020	—	0.00%	to	0.00%	152.30%	to	152.30%
MS VIF Dis, Cl II
2024	5,379	$4.56	to	$4.53	$27,418	—	0.00%	to	0.90%	41.73%	to	40.45%
2023	5,728	$3.22	to	$3.22	$22,416	—	0.00%	to	0.90%	44.13%	to	42.84%
2022	5,392	$2.23	to	$2.26	$15,695	—	0.00%	to	0.90%	(62.97%)	to	(63.30%)
2021	5,974	$6.02	to	$6.15	$46,836	—	0.00%	to	0.90%	(11.19%)	to	(11.99%)
2020	6,550	$6.78	to	$6.98	$58,195	—	0.00%	to	0.90%	152.04%	to	149.79%
NB AMT Sus Eq, Cl I
2024	1,450	$2.17	to	$2.17	$3,142	0.23%	0.00%	to	0.00%	25.84%	to	25.84%
2023	1,332	$1.72	to	$1.72	$2,293	0.37%	0.00%	to	0.00%	26.90%	to	26.90%
2022	1,161	$1.36	to	$1.36	$1,576	0.45%	0.00%	to	0.00%	(18.45%)	to	(18.45%)
2021	387	$1.66	to	$1.66	$644	0.46%	0.00%	to	0.00%	23.48%	to	23.48%
2020	148	$1.35	to	$1.35	$199	0.79%	0.00%	to	0.00%	19.56%	to	19.56%
NB AMT Sus Eq, Cl S
2024	264	$4.51	to	$4.51	$1,188	—	0.00%	to	0.00%	25.52%	to	25.52%
2023	244	$3.59	to	$3.59	$877	0.08%	0.00%	to	0.00%	26.57%	to	26.57%
2022	258	$2.84	to	$2.84	$731	0.13%	0.00%	to	0.00%	(18.65%)	to	(18.65%)
2021	266	$3.49	to	$3.49	$927	0.19%	0.00%	to	0.00%	23.16%	to	23.16%
2020	255	$2.83	to	$2.83	$721	0.41%	0.00%	to	0.00%	19.28%	to	19.28%
PIMCO VIT All Asset, Advisor Cl
2024	6,328	$1.58	to	$1.86	$11,982	6.30%	0.00%	to	0.90%	3.58%	to	2.64%
2023	6,334	$1.53	to	$1.81	$12,131	2.84%	0.00%	to	0.90%	8.02%	to	7.05%
2022	6,499	$1.41	to	$1.69	$11,758	7.59%	0.00%	to	0.90%	(11.87%)	to	(12.66%)
2021	6,552	$1.60	to	$1.94	$13,665	10.90%	0.00%	to	0.90%	16.04%	to	15.00%
2020	7,112	$1.38	to	$1.68	$12,828	4.84%	0.00%	to	0.90%	7.91%	to	6.94%
PIMCO VIT All Asset, Inst Cl
2024	973	$1.33	to	$1.33	$1,298	6.55%	0.00%	to	0.00%	3.95%	to	3.95%
2023	886	$1.28	to	$1.28	$1,138	4.18%	0.00%	to	0.00%	8.28%	to	8.28%
2022	167	$1.19	to	$1.19	$198	8.02%	0.00%	to	0.00%	(11.66%)	to	(11.66%)
2021	112	$1.34	to	$1.34	$150	10.93%	0.00%	to	0.00%	16.41%	to	16.41%
2020	86	$1.15	to	$1.15	$99	5.75%	0.00%	to	0.00%	8.17%	to	8.17%
PIMCO VIT Glb Man As Alloc, Adv Cl
2024	550	$1.73	to	$1.73	$952	3.43%	0.00%	to	0.00%	10.76%	to	10.76%
2023	555	$1.56	to	$1.56	$867	2.51%	0.00%	to	0.00%	12.85%	to	12.85%
2022	319	$1.38	to	$1.38	$441	2.50%	0.00%	to	0.00%	(18.40%)	to	(18.40%)
2021	76	$1.70	to	$1.70	$129	2.32%	0.00%	to	0.00%	12.60%	to	12.60%
2020	79	$1.51	to	$1.51	$120	7.82%	0.00%	to	0.00%	16.71%	to	16.71%

180	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
PIMCO VIT Tot Return, Advisor Cl
2024	17,386	$1.20	to	$1.07	$19,558	3.92%	0.00%	to	0.90%	2.43%		to	1.51%
2023	13,673	$1.17	to	$1.05	$15,066	3.48%	0.00%	to	0.90%	5.83%		to	4.88%
2022	10,438	$1.11	to	$1.00	$10,911	2.51%	0.00%	to	0.90%	(14.39%)		to	(15.15%)
2021	10,893	$1.29	to	$1.18	$13,353	1.72%	0.00%	to	0.90%	(1.36%)		to	(2.25%)
2020	12,119	$1.31	to	$1.21	$15,103	1.96%	0.00%	to	0.90%	8.54%		to	7.57%
PIMCO VIT Tot Return, Inst Cl
2024	5,282	$1.07	to	$1.07	$5,673	4.17%	0.00%	to	0.00%	2.69%		to	2.69%
2023	3,601	$1.05	to	$1.05	$3,766	3.76%	0.00%	to	0.00%	6.09%		to	6.09%
2022	1,650	$0.99	to	$0.99	$1,627	2.85%	0.00%	to	0.00%	(14.17%)		to	(14.17%)
2021	1,031	$1.15	to	$1.15	$1,184	1.99%	0.00%	to	0.00%	(1.12%)		to	(1.12%)
2020	464	$1.16	to	$1.16	$539	2.19%	0.00%	to	0.00%	8.81%		to	8.81%
Put VT Global Hlth Care, Cl IA
2024	1,832	$1.14	to	$1.14	$2,089	0.56%	0.00%	to	0.00%	1.70%		to	1.70%
2023	1,120	$1.12	to	$1.12	$1,256	0.38%	0.00%	to	0.00%	9.39%		to	9.39%
2022	432	$1.03	to	$1.03	$443	—	0.00%	to	0.00%	3.27	%(6)	to	3.27	%(6)
Put VT Global Hlth Care, Cl IB
2024	7,249	$1.13	to	$5.07	$27,351	0.47%	0.00%	to	0.90%	1.43%		to	0.51%
2023	7,116	$1.12	to	$5.04	$28,810	0.29%	0.00%	to	0.90%	9.14%		to	8.16%
2022	7,234	$1.02	to	$4.66	$28,236	0.40%	0.00%	to	0.90%	3.12	%(6)	to	(5.53%)
2021	6,243	$3.50	to	$4.93	$29,500	1.08%	0.30%	to	0.90%	19.04%		to	18.33%
2020	6,443	$2.94	to	$4.17	$25,621	0.46%	0.30%	to	0.90%	15.93%		to	15.24%
Put VT Hi Yield, Cl IB
2024	1,639	$3.00	to	$3.04	$4,930	5.81%	0.45%	to	0.90%	7.38%		to	6.89%
2023	1,769	$2.79	to	$2.84	$4,960	5.36%	0.45%	to	0.90%	11.64%		to	11.13%
2022	1,916	$2.50	to	$2.56	$4,816	5.21%	0.45%	to	0.90%	(12.00%)		to	(12.39%)
2021	2,053	$2.84	to	$2.92	$5,871	4.79%	0.45%	to	0.90%	4.51%		to	4.03%
2020	2,232	$2.72	to	$2.81	$6,114	5.90%	0.45%	to	0.90%	4.74%		to	4.26%
Put VT Intl Eq, Cl IB
2024	3,852	$1.40	to	$2.28	$8,461	2.15%	0.20%	to	0.90%	2.77%		to	2.05%
2023	3,398	$1.37	to	$2.23	$7,750	0.04%	0.20%	to	0.90%	18.27%		to	17.45%
2022	3,258	$1.15	to	$1.90	$6,565	1.56%	0.20%	to	0.90%	16.28	%(7)	to	(15.53%)
2021	3,271	$1.86	to	$2.25	$7,787	1.15%	0.30%	to	0.90%	8.49%		to	7.85%
2020	3,020	$1.71	to	$2.09	$6,531	1.54%	0.30%	to	0.90%	11.76%		to	11.09%
Put VT Intl Val, Cl IA
2024	252	$1.07	to	$1.07	$269	0.00%	0.00%	to	0.00%	8.34	%(8)	to	8.34	%(8)
Put VT Lg Cap Val, Cl IA
2024	1,060	$1.20	to	$1.20	$1,267	0.04%	0.00%	to	0.00%	20.16	%(8)	to	20.16	%(8)
Put VT Sus Leaders, Cl IA
2024	17,166	$9.75	to	$8.16	$153,069	0.38%	0.45%	to	0.90%	22.78%		to	22.22%
2023	18,872	$7.94	to	$6.68	$137,266	0.75%	0.45%	to	0.90%	25.85%		to	25.29%
2022	20,480	$6.31	to	$5.33	$118,584	0.83%	0.45%	to	0.90%	(23.07%)		to	(23.41%)
2021	21,923	$8.20	to	$6.96	$165,256	0.34%	0.45%	to	0.90%	23.28%		to	22.73%
2020	23,599	$6.65	to	$5.67	$144,393	0.64%	0.45%	to	0.90%	28.48%		to	27.91%
Put VT Sus Leaders, Cl IB
2024	1,367	$1.61	to	$6.07	$6,503	0.20%	0.20%	to	0.90%	22.78%		to	21.91%
2023	1,184	$1.31	to	$4.98	$5,503	0.51%	0.20%	to	0.90%	25.86%		to	24.98%
2022	1,165	$1.04	to	$3.99	$4,485	0.56%	0.20%	to	0.90%	5.04	%(7)	to	(23.60%)
2021	1,230	$4.57	to	$5.22	$6,234	0.14%	0.30%	to	0.90%	23.16%		to	22.43%
2020	1,239	$3.71	to	$4.26	$5,145	0.41%	0.30%	to	0.90%	28.51%		to	27.74%
Royce Micro-Cap, Invest Cl
2024	6,411	$4.60	to	$6.47	$31,458	—	0.45%	to	0.90%	13.16%		to	12.65%
2023	6,886	$4.06	to	$5.74	$29,908	—	0.45%	to	0.90%	18.25%		to	17.72%
2022	7,418	$3.43	to	$4.88	$27,319	—	0.45%	to	0.90%	(22.78%)		to	(23.13%)
2021	7,906	$4.45	to	$6.35	$37,739	—	0.45%	to	0.90%	29.40%		to	28.82%
2020	8,609	$3.44	to	$4.93	$31,936	—	0.45%	to	0.90%	23.24%		to	22.68%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	181

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Temp Global Bond, Cl 1
2024	887	$0.78	to	$0.78	$695	—	0.00%	to	0.00%	(11.13%)		to	(11.13%)
2023	875	$0.88	to	$0.88	$772	—	0.00%	to	0.00%	3.20%		to	3.20%
2022	608	$0.85	to	$0.85	$519	—	0.00%	to	0.00%	(4.85%)		to	(4.85%)
2021	248	$0.90	to	$0.90	$223	—	0.00%	to	0.00%	(4.62%)		to	(4.62%)
2020	152	$0.94	to	$0.94	$143	7.82%	0.00%	to	0.00%	(5.07%)		to	(5.07%)
Temp Global Bond, Cl 2
2024	3,064	$0.85	to	$0.73	$2,403	—	0.00%	to	0.90%	(11.37%)		to	(12.17%)
2023	3,195	$0.95	to	$0.84	$2,831	—	0.00%	to	0.90%	2.88%		to	1.97%
2022	3,373	$0.93	to	$0.82	$2,913	—	0.00%	to	0.90%	(4.95%)		to	(5.80%)
2021	3,391	$0.98	to	$0.87	$3,085	—	0.00%	to	0.90%	(4.99%)		to	(5.84%)
2020	3,686	$1.03	to	$0.92	$3,542	8.39%	0.00%	to	0.90%	(5.28%)		to	(6.13%)
Third Ave VST Third Ave Value
2024	6,926	$3.56	to	$4.40	$25,838	2.48%	0.45%	to	0.90%	(2.71%)		to	(3.15%)
2023	7,472	$3.66	to	$4.54	$28,722	2.37%	0.45%	to	0.90%	20.27%		to	19.73%
2022	8,118	$3.04	to	$3.79	$25,991	1.49%	0.45%	to	0.90%	15.59%		to	15.07%
2021	8,504	$2.63	to	$3.30	$23,592	0.69%	0.45%	to	0.90%	21.51%		to	20.97%
2020	9,147	$2.17	to	$2.73	$20,951	2.67%	0.45%	to	0.90%	(2.83%)		to	(3.27%)
VanEck VIP Global Gold, Cl S
2024	4,459	$1.55	to	$1.33	$6,343	3.02%	0.00%	to	0.90%	14.41%		to	13.38%
2023	5,084	$1.35	to	$1.17	$6,333	—	0.00%	to	0.90%	10.41%		to	9.42%
2022	4,927	$1.23	to	$1.07	$5,555	—	0.00%	to	0.90%	(13.36%)		to	(14.13%)
2021	4,425	$1.42	to	$1.25	$5,768	11.15%	0.00%	to	0.90%	(14.01%)		to	(14.78%)
2020	5,145	$1.65	to	$1.46	$7,830	2.86%	0.00%	to	0.90%	38.62%		to	37.38%
VP Aggr, Cl 1
2024	91,189	$1.62	to	$1.62	$148,169	—	0.00%	to	0.00%	13.49%		to	13.49%
2023	70,330	$1.43	to	$1.43	$100,692	—	0.00%	to	0.00%	17.51%		to	17.51%
2022	50,815	$1.22	to	$1.22	$61,911	—	0.00%	to	0.00%	(17.99%)		to	(17.99%)
2021	29,035	$1.49	to	$1.49	$43,136	—	0.00%	to	0.00%	16.03%		to	16.03%
2020	11,213	$1.28	to	$1.28	$14,357	—	0.00%	to	0.00%	15.30%		to	15.30%
VP Aggr, Cl 2
2024	152,910	$2.65	to	$2.79	$408,116	—	0.00%	to	0.90%	13.20%		to	12.18%
2023	156,719	$2.34	to	$2.48	$377,076	—	0.00%	to	0.90%	17.22%		to	16.18%
2022	154,880	$2.00	to	$2.14	$323,447	—	0.00%	to	0.90%	(18.19%)		to	(18.92%)
2021	148,828	$2.44	to	$2.64	$381,718	—	0.00%	to	0.90%	15.76%		to	14.72%
2020	145,597	$2.11	to	$2.30	$324,256	—	0.00%	to	0.90%	14.99%		to	13.96%
VP Aggr, Cl 4
2024	144,226	$1.42	to	$2.79	$381,414	—	0.20%	to	0.90%	12.99%		to	12.19%
2023	148,631	$1.25	to	$2.49	$360,394	—	0.20%	to	0.90%	16.96%		to	16.15%
2022	152,995	$1.07	to	$2.14	$325,260	—	0.20%	to	0.90%	7.96	%(7)	to	(18.92%)
2021	158,006	$2.33	to	$2.64	$412,243	—	0.30%	to	0.90%	15.43%		to	14.74%
2020	165,392	$2.02	to	$2.30	$374,911	—	0.30%	to	0.90%	14.62%		to	13.93%
VP Conserv, Cl 1
2024	1,903	$1.17	to	$1.17	$2,222	—	0.00%	to	0.00%	4.69%		to	4.69%
2023	2,638	$1.12	to	$1.12	$2,943	—	0.00%	to	0.00%	8.65%		to	8.65%
2022	976	$1.03	to	$1.03	$1,002	—	0.00%	to	0.00%	(15.26%)		to	(15.26%)
2021	953	$1.21	to	$1.21	$1,155	—	0.00%	to	0.00%	3.05%		to	3.05%
2020	253	$1.18	to	$1.18	$297	—	0.00%	to	0.00%	9.55%		to	9.55%
VP Conserv, Cl 2
2024	14,399	$1.40	to	$1.41	$20,552	—	0.00%	to	0.90%	4.42%		to	3.48%
2023	14,940	$1.34	to	$1.36	$20,767	—	0.00%	to	0.90%	8.46%		to	7.49%
2022	16,047	$1.24	to	$1.26	$20,754	—	0.00%	to	0.90%	(15.54%)		to	(16.30%)
2021	16,880	$1.47	to	$1.51	$26,018	—	0.00%	to	0.90%	2.82%		to	1.89%
2020	21,852	$1.43	to	$1.48	$32,926	—	0.00%	to	0.90%	9.30%		to	8.32%

182	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Conserv, Cl 4
2024	14,357	$1.16	to	$1.41	$20,593	—	0.20%	to	0.90%	4.28%		to	3.55%
2023	15,252	$1.11	to	$1.36	$21,136	—	0.20%	to	0.90%	8.18%		to	7.42%
2022	15,526	$1.03	to	$1.26	$20,096	—	0.20%	to	0.90%	3.31	%(7)	to	(16.25%)
2021	16,745	$1.41	to	$1.51	$25,785	—	0.30%	to	0.90%	2.51%		to	1.90%
2020	19,543	$1.38	to	$1.48	$29,322	—	0.30%	to	0.90%	8.91%		to	8.26%
VP Man Vol Conserv, Cl 1
2024	561	$1.15	to	$1.15	$646	—	0.00%	to	0.00%	4.65%		to	4.65%
2023	547	$1.10	to	$1.10	$602	—	0.00%	to	0.00%	8.05%		to	8.05%
2022	402	$1.02	to	$1.02	$410	—	0.00%	to	0.00%	(15.75%)		to	(15.75%)
2021	336	$1.21	to	$1.21	$407	—	0.00%	to	0.00%	2.91%		to	2.91%
2020	297	$1.18	to	$1.18	$349	—	0.00%	to	0.00%	8.35%		to	8.35%
VP Man Vol Conserv, Cl 2
2024	2,679	$1.27	to	$1.16	$3,279	—	0.00%	to	0.90%	4.31%		to	3.37%
2023	2,245	$1.22	to	$1.12	$2,647	—	0.00%	to	0.90%	7.87%		to	6.90%
2022	2,548	$1.13	to	$1.05	$2,783	—	0.00%	to	0.90%	(15.99%)		to	(16.74%)
2021	2,829	$1.35	to	$1.26	$3,687	—	0.00%	to	0.90%	2.63%		to	1.71%
2020	5,350	$1.31	to	$1.24	$6,839	—	0.00%	to	0.90%	8.12%		to	7.15%
VP Man Vol Conserv Gro, Cl 1
2024	1,720	$1.24	to	$1.24	$2,126	—	0.00%	to	0.00%	7.15%		to	7.15%
2023	1,440	$1.15	to	$1.15	$1,662	—	0.00%	to	0.00%	10.19%		to	10.19%
2022	921	$1.05	to	$1.05	$964	—	0.00%	to	0.00%	(16.88%)		to	(16.88%)
2021	757	$1.26	to	$1.26	$954	—	0.00%	to	0.00%	5.77%		to	5.77%
2020	454	$1.19	to	$1.19	$541	—	0.00%	to	0.00%	9.35%		to	9.35%
VP Man Vol Conserv Gro, Cl 2
2024	2,548	$1.40	to	$1.27	$3,407	—	0.00%	to	0.90%	6.80%		to	5.84%
2023	2,743	$1.31	to	$1.20	$3,438	—	0.00%	to	0.90%	9.98%		to	8.99%
2022	4,562	$1.19	to	$1.10	$5,217	—	0.00%	to	0.90%	(17.06%)		to	(17.81%)
2021	5,248	$1.43	to	$1.34	$7,264	—	0.00%	to	0.90%	5.45%		to	4.51%
2020	5,346	$1.36	to	$1.28	$7,037	—	0.00%	to	0.90%	9.15%		to	8.17%
VP Man Vol Gro, Cl 1
2024	22,910	$1.43	to	$1.43	$32,769	—	0.00%	to	0.00%	12.26%		to	12.26%
2023	21,742	$1.27	to	$1.27	$27,704	—	0.00%	to	0.00%	14.87%		to	14.87%
2022	15,570	$1.11	to	$1.11	$17,271	—	0.00%	to	0.00%	(19.22%)		to	(19.22%)
2021	10,636	$1.37	to	$1.37	$14,605	—	0.00%	to	0.00%	12.22%		to	12.22%
2020	4,940	$1.22	to	$1.22	$6,044	—	0.00%	to	0.00%	11.56%		to	11.56%
VP Man Vol Gro, Cl 2
2024	29,718	$1.67	to	$1.52	$48,035	—	0.00%	to	0.90%	11.98%		to	10.97%
2023	30,490	$1.49	to	$1.37	$44,069	—	0.00%	to	0.90%	14.59%		to	13.57%
2022	32,153	$1.30	to	$1.20	$40,637	—	0.00%	to	0.90%	(19.43%)		to	(20.15%)
2021	33,101	$1.61	to	$1.51	$52,199	—	0.00%	to	0.90%	11.89%		to	10.89%
2020	35,243	$1.44	to	$1.36	$49,789	—	0.00%	to	0.90%	11.30%		to	10.30%
VP Man Vol Mod Gro, Cl 1
2024	16,770	$1.33	to	$1.33	$22,387	—	0.00%	to	0.00%	9.72%		to	9.72%
2023	13,843	$1.22	to	$1.22	$16,843	—	0.00%	to	0.00%	12.49%		to	12.49%
2022	12,316	$1.08	to	$1.08	$13,321	—	0.00%	to	0.00%	(17.94%)		to	(17.94%)
2021	8,411	$1.32	to	$1.32	$11,086	—	0.00%	to	0.00%	9.02%		to	9.02%
2020	3,495	$1.21	to	$1.21	$4,226	—	0.00%	to	0.00%	10.62%		to	10.62%
VP Man Vol Mod Gro, Cl 2
2024	25,388	$1.54	to	$1.40	$37,779	—	0.00%	to	0.90%	9.41%		to	8.42%
2023	28,243	$1.41	to	$1.29	$38,488	—	0.00%	to	0.90%	12.27%		to	11.27%
2022	30,515	$1.26	to	$1.16	$37,157	—	0.00%	to	0.90%	(18.15%)		to	(18.89%)
2021	31,835	$1.53	to	$1.43	$47,482	—	0.00%	to	0.90%	8.70%		to	7.72%
2020	32,529	$1.41	to	$1.33	$44,786	—	0.00%	to	0.90%	10.37%		to	9.38%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	183

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod, Cl 1
2024	70,462	$1.39	to	$1.39	$98,190	—	0.00%	to	0.00%	9.00%		to	9.00%
2023	51,970	$1.28	to	$1.28	$66,441	—	0.00%	to	0.00%	13.22%		to	13.22%
2022	32,712	$1.13	to	$1.13	$36,939	—	0.00%	to	0.00%	(16.42%)		to	(16.42%)
2021	18,995	$1.35	to	$1.35	$25,663	—	0.00%	to	0.00%	9.31%		to	9.31%
2020	7,609	$1.24	to	$1.24	$9,404	—	0.00%	to	0.00%	13.12%		to	13.12%
VP Mod, Cl 2
2024	189,190	$1.96	to	$2.04	$382,189	—	0.00%	to	0.90%	8.72%		to	7.74%
2023	201,445	$1.80	to	$1.89	$380,800	—	0.00%	to	0.90%	12.96%		to	11.95%
2022	207,403	$1.59	to	$1.69	$351,694	—	0.00%	to	0.90%	(16.61%)		to	(17.35%)
2021	219,117	$1.91	to	$2.05	$448,231	—	0.00%	to	0.90%	9.00%		to	8.03%
2020	222,654	$1.75	to	$1.90	$420,315	—	0.00%	to	0.90%	12.87%		to	11.85%
VP Mod, Cl 4
2024	251,029	$1.28	to	$2.04	$505,192	—	0.20%	to	0.90%	8.49%		to	7.73%
2023	265,810	$1.18	to	$1.90	$505,008	—	0.20%	to	0.90%	12.72%		to	11.93%
2022	282,125	$1.05	to	$1.70	$484,159	—	0.20%	to	0.90%	5.51	%(7)	to	(17.33%)
2021	304,930	$1.83	to	$2.05	$630,044	—	0.30%	to	0.90%	8.72%		to	8.07%
2020	319,471	$1.69	to	$1.90	$608,612	—	0.30%	to	0.90%	12.45%		to	11.78%
VP Mod Aggr, Cl 1
2024	193,655	$1.50	to	$1.50	$290,533	—	0.00%	to	0.00%	11.28%		to	11.28%
2023	149,201	$1.35	to	$1.35	$201,149	—	0.00%	to	0.00%	15.23%		to	15.23%
2022	106,704	$1.17	to	$1.17	$124,844	—	0.00%	to	0.00%	(17.38%)		to	(17.38%)
2021	65,043	$1.42	to	$1.42	$92,106	—	0.00%	to	0.00%	12.61%		to	12.61%
2020	29,363	$1.26	to	$1.26	$36,923	—	0.00%	to	0.00%	14.26%		to	14.26%
VP Mod Aggr, Cl 2
2024	323,314	$2.27	to	$2.39	$749,867	—	0.00%	to	0.90%	11.00%		to	10.00%
2023	339,295	$2.05	to	$2.17	$719,979	—	0.00%	to	0.90%	14.93%		to	13.91%
2022	348,746	$1.78	to	$1.90	$650,500	—	0.00%	to	0.90%	(17.59%)		to	(18.33%)
2021	357,969	$2.16	to	$2.33	$813,230	—	0.00%	to	0.90%	12.31%		to	11.30%
2020	357,294	$1.92	to	$2.10	$726,401	—	0.00%	to	0.90%	14.03%		to	13.01%
VP Mod Aggr, Cl 4
2024	443,590	$1.35	to	$2.39	$1,026,006	—	0.20%	to	0.90%	10.76%		to	9.98%
2023	464,108	$1.22	to	$2.17	$996,386	—	0.20%	to	0.90%	14.68%		to	13.88%
2022	483,099	$1.06	to	$1.91	$921,539	—	0.20%	to	0.90%	6.74	%(7)	to	(18.30%)
2021	501,422	$2.07	to	$2.34	$1,166,624	—	0.30%	to	0.90%	12.00%		to	11.33%
2020	523,905	$1.85	to	$2.10	$1,089,410	—	0.30%	to	0.90%	13.67%		to	12.99%
VP Mod Conserv, Cl 1
2024	4,365	$1.27	to	$1.27	$5,546	—	0.00%	to	0.00%	6.72%		to	6.72%
2023	3,599	$1.19	to	$1.19	$4,285	—	0.00%	to	0.00%	10.78%		to	10.78%
2022	1,675	$1.07	to	$1.07	$1,801	—	0.00%	to	0.00%	(15.93%)		to	(15.93%)
2021	1,234	$1.28	to	$1.28	$1,578	—	0.00%	to	0.00%	5.99%		to	5.99%
2020	813	$1.21	to	$1.21	$981	—	0.00%	to	0.00%	11.28%		to	11.28%
VP Mod Conserv, Cl 2
2024	26,073	$1.65	to	$1.69	$44,193	—	0.00%	to	0.90%	6.41%		to	5.45%
2023	26,415	$1.55	to	$1.60	$42,844	—	0.00%	to	0.90%	10.50%		to	9.51%
2022	29,163	$1.40	to	$1.46	$43,275	—	0.00%	to	0.90%	(16.09%)		to	(16.84%)
2021	31,917	$1.67	to	$1.76	$56,512	—	0.00%	to	0.90%	5.74%		to	4.79%
2020	36,946	$1.58	to	$1.68	$62,370	—	0.00%	to	0.90%	11.00%		to	10.01%
VP Mod Conserv, Cl 4
2024	33,080	$1.22	to	$1.69	$55,367	—	0.20%	to	0.90%	6.19%		to	5.44%
2023	34,753	$1.15	to	$1.60	$56,234	—	0.20%	to	0.90%	10.26%		to	9.49%
2022	37,850	$1.04	to	$1.46	$56,077	—	0.20%	to	0.90%	4.54	%(7)	to	(16.85%)
2021	41,862	$1.61	to	$1.76	$74,134	—	0.30%	to	0.90%	5.47%		to	4.84%
2020	48,949	$1.52	to	$1.68	$82,043	—	0.30%	to	0.90%	10.65%		to	9.99%

184	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Core Bond, Cl 1
2024	1,816	$1.08	to	$1.08	$1,965	3.64%	0.00%	to	0.00%	2.25%		to	2.25%
2023	1,198	$1.06	to	$1.06	$1,268	2.78%	0.00%	to	0.00%	6.30%		to	6.30%
2022	546	$1.00	to	$1.00	$544	1.73%	0.00%	to	0.00%	(13.29%)		to	(13.29%)
2021	397	$1.15	to	$1.15	$455	1.57%	0.00%	to	0.00%	(1.24%)		to	(1.24%)
2020	203	$1.16	to	$1.16	$236	1.87%	0.00%	to	0.00%	8.27%		to	8.27%
VP Ptnrs Core Bond, Cl 2
2024	570	$1.18	to	$1.18	$672	3.15%	0.00%	to	0.00%	2.01%		to	2.01%
2023	537	$1.16	to	$1.16	$621	2.73%	0.00%	to	0.00%	6.06%		to	6.06%
2022	407	$1.09	to	$1.09	$444	1.33%	0.00%	to	0.00%	(13.60%)		to	(13.60%)
2021	764	$1.26	to	$1.26	$964	1.16%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2020	699	$1.28	to	$1.28	$895	1.85%	0.00%	to	0.00%	7.97%		to	7.97%
VP Ptnrs Core Eq, Cl 1
2024	1,034	$2.17	to	$2.17	$2,246	—	0.00%	to	0.00%	23.44%		to	23.44%
2023	694	$1.76	to	$1.76	$1,221	—	0.00%	to	0.00%	24.71%		to	24.71%
2022	364	$1.41	to	$1.41	$514	—	0.00%	to	0.00%	(17.33%)		to	(17.33%)
2021	160	$1.71	to	$1.71	$274	—	0.00%	to	0.00%	29.45%		to	29.45%
2020	15	$1.32	to	$1.32	$20	—	0.00%	to	0.00%	17.02%		to	17.02%
VP Ptnrs Core Eq, Cl 2
2024	206	$4.24	to	$4.24	$870	—	0.00%	to	0.00%	23.10%		to	23.10%
2023	159	$3.44	to	$3.44	$549	—	0.00%	to	0.00%	24.43%		to	24.43%
2022	197	$2.77	to	$2.77	$546	—	0.00%	to	0.00%	(17.55%)		to	(17.55%)
2021	178	$3.35	to	$3.35	$597	—	0.00%	to	0.00%	29.18%		to	29.18%
2020	163	$2.60	to	$2.60	$424	—	0.00%	to	0.00%	16.73%		to	16.73%
VP Ptnrs Core Eq, Cl 3
2024	1,734	$1.62	to	$3.38	$8,209	—	0.20%	to	0.90%	23.01%		to	22.15%
2023	1,739	$1.31	to	$2.77	$6,788	—	0.20%	to	0.90%	24.30%		to	23.44%
2022	1,667	$1.06	to	$2.24	$5,869	—	0.20%	to	0.90%	6.59	%(7)	to	(18.17%)
2021	1,815	$3.22	to	$2.74	$7,679	—	0.30%	to	0.90%	28.95%		to	28.18%
2020	1,929	$2.50	to	$2.14	$6,275	—	0.30%	to	0.90%	16.49%		to	15.80%
VP Ptnrs Intl Core Eq, Cl 1
2024	3,022	$1.37	to	$1.37	$4,153	1.16%	0.00%	to	0.00%	5.86%		to	5.86%
2023	2,310	$1.30	to	$1.30	$2,999	1.26%	0.00%	to	0.00%	17.70%		to	17.70%
2022	1,575	$1.10	to	$1.10	$1,737	1.92%	0.00%	to	0.00%	(19.51%)		to	(19.51%)
2021	1,040	$1.37	to	$1.37	$1,425	1.53%	0.00%	to	0.00%	13.55%		to	13.55%
2020	263	$1.21	to	$1.21	$317	0.17%	0.00%	to	0.00%	11.16%		to	11.16%
VP Ptnrs Intl Core Eq, Cl 2
2024	1,264	$1.79	to	$1.79	$2,266	1.02%	0.00%	to	0.00%	5.58%		to	5.58%
2023	1,287	$1.70	to	$1.70	$2,185	1.11%	0.00%	to	0.00%	17.34%		to	17.34%
2022	1,209	$1.45	to	$1.45	$1,748	1.90%	0.00%	to	0.00%	(19.64%)		to	(19.64%)
2021	1,269	$1.80	to	$1.80	$2,284	1.38%	0.00%	to	0.00%	13.18%		to	13.18%
2020	494	$1.59	to	$1.59	$785	0.18%	0.00%	to	0.00%	10.96%		to	10.96%
VP Ptnrs Intl Gro, Cl 1
2024	5,355	$1.29	to	$1.29	$6,921	0.61%	0.00%	to	0.00%	(1.17%)		to	(1.17%)
2023	4,117	$1.31	to	$1.31	$5,383	0.44%	0.00%	to	0.00%	14.77%		to	14.77%
2022	3,039	$1.14	to	$1.14	$3,463	—	0.00%	to	0.00%	(26.69%)		to	(26.69%)
2021	1,925	$1.55	to	$1.55	$2,993	0.04%	0.00%	to	0.00%	10.63%		to	10.63%
2020	618	$1.41	to	$1.41	$868	0.16%	0.00%	to	0.00%	22.62%		to	22.62%
VP Ptnrs Intl Gro, Cl 2
2024	3,807	$1.70	to	$1.70	$6,478	0.45%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2023	3,686	$1.73	to	$1.73	$6,362	0.24%	0.00%	to	0.00%	14.45%		to	14.45%
2022	3,488	$1.51	to	$1.51	$5,260	—	0.00%	to	0.00%	(26.87%)		to	(26.87%)
2021	3,294	$2.06	to	$2.06	$6,793	—	0.00%	to	0.00%	10.33%		to	10.33%
2020	2,677	$1.87	to	$1.87	$5,003	0.08%	0.00%	to	0.00%	22.30%		to	22.30%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	185

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Intl Val, Cl 1
2024	2,624	$1.22	to	$1.22	$3,209	2.53%	0.00%	to	0.00%	4.62%		to	4.62%
2023	2,054	$1.17	to	$1.17	$2,402	1.91%	0.00%	to	0.00%	17.14%		to	17.14%
2022	1,427	$1.00	to	$1.00	$1,424	2.17%	0.00%	to	0.00%	(11.46%)		to	(11.46%)
2021	921	$1.13	to	$1.13	$1,038	1.77%	0.00%	to	0.00%	11.80%		to	11.80%
2020	342	$1.01	to	$1.01	$345	0.44%	0.00%	to	0.00%	(3.82%)		to	(3.82%)
VP Ptnrs Intl Val, Cl 2
2024	2,210	$1.65	to	$1.65	$3,638	2.57%	0.00%	to	0.00%	4.30%		to	4.30%
2023	2,380	$1.58	to	$1.58	$3,756	1.81%	0.00%	to	0.00%	16.96%		to	16.96%
2022	2,046	$1.35	to	$1.35	$2,760	2.13%	0.00%	to	0.00%	(11.75%)		to	(11.75%)
2021	1,947	$1.53	to	$1.53	$2,976	1.77%	0.00%	to	0.00%	11.64%		to	11.64%
2020	1,124	$1.37	to	$1.37	$1,540	0.68%	0.00%	to	0.00%	(4.14%)		to	(4.14%)
VP Ptnrs Sm Cap Gro, Cl 1
2024	1,453	$1.40	to	$1.40	$2,031	—	0.00%	to	0.00%	19.04%		to	19.04%
2023	845	$1.17	to	$1.17	$992	—	0.00%	to	0.00%	7.20%		to	7.20%
2022	530	$1.10	to	$1.10	$580	—	0.00%	to	0.00%	(28.97%)		to	(28.97%)
2021	371	$1.54	to	$1.54	$572	—	0.00%	to	0.00%	8.29%		to	8.29%
2020	129	$1.42	to	$1.42	$183	—	0.00%	to	0.00%	38.77%		to	38.77%
VP Ptnrs Sm Cap Gro, Cl 2
2024	458	$2.61	to	$2.61	$1,197	—	0.00%	to	0.00%	18.70%		to	18.70%
2023	379	$2.20	to	$2.20	$833	—	0.00%	to	0.00%	6.93%		to	6.93%
2022	355	$2.06	to	$2.06	$731	—	0.00%	to	0.00%	(29.13%)		to	(29.13%)
2021	368	$2.91	to	$2.91	$1,070	—	0.00%	to	0.00%	8.02%		to	8.02%
2020	339	$2.69	to	$2.69	$911	—	0.00%	to	0.00%	38.43%		to	38.43%
VP Ptnrs Sm Cap Val, Cl 1
2024	687	$1.37	to	$1.37	$945	—	0.00%	to	0.00%	7.97%		to	7.97%
2023	553	$1.27	to	$1.27	$704	—	0.00%	to	0.00%	11.38%		to	11.38%
2022	432	$1.14	to	$1.14	$494	—	0.00%	to	0.00%	(12.94%)		to	(12.94%)
2021	322	$1.31	to	$1.31	$422	—	0.00%	to	0.00%	24.01%		to	24.01%
2020	124	$1.06	to	$1.06	$132	—	0.00%	to	0.00%	4.27%		to	4.27%
VP Ptnrs Sm Cap Val, Cl 2
2024	512	$2.43	to	$2.43	$1,245	—	0.00%	to	0.00%	7.70%		to	7.70%
2023	523	$2.26	to	$2.26	$1,180	—	0.00%	to	0.00%	11.08%		to	11.08%
2022	506	$2.03	to	$2.03	$1,028	—	0.00%	to	0.00%	(13.16%)		to	(13.16%)
2021	609	$2.34	to	$2.34	$1,425	—	0.00%	to	0.00%	23.75%		to	23.75%
2020	268	$1.89	to	$1.89	$507	—	0.00%	to	0.00%	3.99%		to	3.99%
VP Ptnrs Sm Cap Val, Cl 3
2024	5,138	$1.29	to	$3.90	$13,633	—	0.20%	to	0.90%	7.61%		to	6.86%
2023	4,826	$1.20	to	$3.65	$13,822	—	0.20%	to	0.90%	11.04%		to	10.27%
2022	4,385	$1.08	to	$3.31	$13,017	—	0.20%	to	0.90%	8.27	%(7)	to	(13.84%)
2021	4,687	$2.25	to	$3.84	$16,045	—	0.30%	to	0.90%	23.52%		to	22.78%
2020	4,998	$1.82	to	$3.13	$13,826	—	0.30%	to	0.90%	3.80%		to	3.18%
VP US Flex Conserv Gro, Cl 1
2024	409	$1.28	to	$1.28	$525	—	0.00%	to	0.00%	9.67%		to	9.67%
2023	354	$1.17	to	$1.17	$414	—	0.00%	to	0.00%	11.53%		to	11.53%
2022	285	$1.05	to	$1.05	$300	—	0.00%	to	0.00%	(16.54%)		to	(16.54%)
2021	112	$1.26	to	$1.26	$140	—	0.00%	to	0.00%	7.76%		to	7.76%
2020	80	$1.17	to	$1.17	$93	—	0.00%	to	0.00%	6.18%		to	6.18%
VP US Flex Gro, Cl 1
2024	8,509	$1.53	to	$1.53	$13,009	—	0.00%	to	0.00%	17.43%		to	17.43%
2023	7,333	$1.30	to	$1.30	$9,547	—	0.00%	to	0.00%	17.14%		to	17.14%
2022	5,639	$1.11	to	$1.11	$6,268	—	0.00%	to	0.00%	(18.54%)		to	(18.54%)
2021	3,562	$1.36	to	$1.36	$4,860	—	0.00%	to	0.00%	15.76%		to	15.76%
2020	784	$1.18	to	$1.18	$924	—	0.00%	to	0.00%	5.07%		to	5.07%

186	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP US Flex Mod Gro, Cl 1
2024	4,252	$1.41	to	$1.41	$5,979	—	0.00%	to	0.00%	13.44%		to	13.44%
2023	3,894	$1.24	to	$1.24	$4,827	—	0.00%	to	0.00%	14.29%		to	14.29%
2022	3,147	$1.08	to	$1.08	$3,413	—	0.00%	to	0.00%	(17.36%)		to	(17.36%)
2021	2,247	$1.31	to	$1.31	$2,948	—	0.00%	to	0.00%	11.71%		to	11.71%
2020	1,337	$1.17	to	$1.17	$1,571	—	0.00%	to	0.00%	5.74%		to	5.74%
Wanger Acorn
2024	23,340	$1.39	to	$6.34	$98,353	—	0.20%	to	0.90%	13.95%		to	13.15%
2023	22,136	$1.22	to	$5.61	$93,893	—	0.20%	to	0.90%	21.49%		to	20.65%
2022	21,324	$1.01	to	$4.65	$82,361	—	0.20%	to	0.90%	2.29	%(7)	to	(34.06%)
2021	22,005	$3.35	to	$7.05	$128,789	0.75%	0.30%	to	0.90%	8.57%		to	7.92%
2020	23,590	$3.09	to	$6.53	$127,425	—	0.30%	to	0.90%	23.86%		to	23.11%
Wanger Intl
2024	26,596	$1.23	to	$2.55	$60,049	1.38%	0.20%	to	0.90%	(8.43%)		to	(9.08%)
2023	26,324	$1.34	to	$2.81	$69,984	0.32%	0.20%	to	0.90%	16.72%		to	15.91%
2022	26,402	$1.15	to	$2.42	$63,137	0.92%	0.20%	to	0.90%	15.79	%(7)	to	(34.44%)
2021	27,689	$2.23	to	$3.69	$100,656	0.55%	0.30%	to	0.90%	18.45%		to	17.74%
2020	29,062	$1.88	to	$3.14	$89,520	2.03%	0.30%	to	0.90%	14.02%		to	13.34%
WA Var Global Hi Yd Bond, Cl I
2024	995	$1.20	to	$1.20	$1,191	6.68%	0.00%	to	0.00%	7.06%		to	7.06%
2023	927	$1.12	to	$1.12	$1,036	6.42%	0.00%	to	0.00%	10.26%		to	10.26%
2022	739	$1.01	to	$1.01	$749	8.25%	0.00%	to	0.00%	(13.72%)		to	(13.72%)
2021	411	$1.17	to	$1.17	$483	5.05%	0.00%	to	0.00%	1.33%		to	1.33%
2020	237	$1.16	to	$1.16	$274	4.75%	0.00%	to	0.00%	7.32%		to	7.32%
WA Var Global Hi Yd Bond, Cl II
2024	238	$1.42	to	$1.42	$337	6.35%	0.00%	to	0.00%	6.70%		to	6.70%
2023	216	$1.33	to	$1.33	$288	5.21%	0.00%	to	0.00%	9.96%		to	9.96%
2022	228	$1.21	to	$1.21	$276	5.29%	0.00%	to	0.00%	(13.87%)		to	(13.87%)
2021	303	$1.40	to	$1.40	$425	3.70%	0.00%	to	0.00%	1.04%		to	1.04%
2020	230	$1.39	to	$1.39	$320	3.98%	0.00%	to	0.00%	7.12%		to	7.12%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 24, 2020.
(6)	New subaccount operations commenced on May 2, 2022.
(7)	New subaccount operations commenced on October 10, 2022.
(8)	New subaccount operations commenced on January 16, 2024.
(9)	New subaccount operations commenced on April 26, 2024.
(10)	The investment income ratio and total return reflect the effect of a reimbursement of income from a trade error. See Note 9 in the Notes to Financial Statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	187

9. REIMBURSEMENT OF INCOME FROM TRADE ERROR

Due to an error in trading instructions during the period, the investment owned by the EV VT Floating-Rate Inc, Inst Cl division of the Account as of December 31, 2024, is comprised of shares of the Initial Class of Eaton Vance VT Floating-Rate Fund. The EV VT Floating-Rate Inc, Inst Cl division intended to invest in Institutional Class shares of the Eaton Vance VT Floating-Rate Fund. On April 8, 2025, the EV VT Floating-Rate Inc, Inst Cl’s Initial Class shares were exchanged to Institutional Class shares of the Fund.

The Eaton Vance VT Floating-Rate Fund Institutional Class shares and its Initial Class shares differ in that Institutional Class shares typically incur lower fund expenses. If the EV VT Floating-Rate Inc, Inst Cl division had held Institutional shares, it would have recorded higher dividend income. RiverSource Life and/or its affiliates have agreed to reimburse the EV VT Floating-Rate Inc, Inst Cl division $209 representing the amount of lower dividend distributions received.

There were no material impacts to any contract holder transactions or account values at any time as a result of this trade error. The investment income ratio and total return presented in the financial highlights reflect the effect of the reimbursement.

188	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2024 and 2023, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of market risk benefits

As described in Notes 2 and 12 to the consolidated financial statements, market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach, dependent upon the fee structure of the contract. The significant assumptions used by management to develop the fair value measurements of market risk benefits include utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate. As of December 31, 2024, the market risk benefits asset was $2,182 million and the market risk benefits liability was $1,263 million.

The principal considerations for our determination that performing procedures relating to the valuation of market risk benefits is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the market risk benefits, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management’s significant assumptions related to utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate (collectively, the significant market risk benefit assumptions), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to market risk benefits, including controls over the reasonableness of the significant market risk benefit assumptions. These procedures also included, among others, (i) evaluating management’s process for developing the fair value estimate of the market risk benefits, (ii) testing, on a sample basis, the completeness and accuracy of data used in the estimate, and (iii) the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant market risk benefit assumptions based on industry knowledge and data as well as historical Company data and experience, and the continued appropriateness of unchanged assumptions.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 20, 2025

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2024	2023
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2024, $23,127; 2023, $19,871; allowance for credit losses: 2024, $1; 2023, $2)	$22,259	$19,374
Mortgage loans, at amortized cost (allowance for credit losses: 2024, $10; 2023, $10)	1,797	1,725
Policy loans	982	912
Other investments (allowance for credit losses: 2024, nil; 2023, nil)	115	165
Total investments	25,153	22,176
Investments of consolidated investment entities, at fair value	2,387	2,099
Cash and cash equivalents	2,483	2,598
Cash of consolidated investment entities, at fair value	373	87
Market risk benefits	2,182	1,427
Reinsurance recoverables (allowance for credit losses: 2024, $20; 2023, $27)	4,046	4,284
Receivables	6,042	6,702
Receivables of consolidated investment entities, at fair value	31	28
Accrued investment income	216	176
Deferred acquisition costs	2,661	2,696
Other assets	10,482	6,977
Other assets of consolidated investment entities, at fair value	2	1
Separate account assets	75,576	74,634
Total assets	$131,634	$123,885

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$41,863	$37,535
Market risk benefits	1,263	1,762
Short-term borrowings	201	201
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,429	2,155
Other liabilities	8,298	5,896
Other liabilities of consolidated investment entities, at fair value	314	45
Separate account liabilities	75,576	74,634
Total liabilities	130,444	122,728
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(400)	(618)
Accumulated other comprehensive income (loss), net of tax	(879)	(694)
Total shareholder’s equity	1,190	1,157
Total liabilities and shareholder’s equity	$131,634	$123,885

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2024	2023	2022
Revenues
Premiums	$472	$448	$306
Net investment income	1,546	1,304	827
Policy and contract charges	2,060	2,020	2,078
Other revenues	578	590	644
Net realized investment gains (losses)	(81)	(70)	(100)
Total revenues	4,575	4,292	3,755

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,299	1,348	236
Interest credited to fixed accounts	616	654	665
Remeasurement (gains) losses of future policy benefit reserves	(44)	(20)	1
Change in fair value of market risk benefits	628	798	311
Amortization of deferred acquisition costs	234	239	241
Interest and debt expense	192	192	108
Other insurance and operating expenses	729	697	682
Total benefits and expenses	3,654	3,908	2,244
Pretax income (loss)	921	384	1,511
Income tax provision (benefit)	103	(10)	209
Net income	$818	$394	$1,302

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2024	2023	2022

Net income	$818	$394	$1,302
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(276)	509	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	153	(54)	861
Effect of changes in instrument-specific credit risk on market risk benefits	(62)	(65)	407
Total other comprehensive income (loss), net of tax	(185)	390	(767)
Total comprehensive income (loss)	$633	$784	$535

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2022	$3	$2,466	$(1,114)	$(317)	$1,038
Net income	—	—	1,302	—	1,302
Other comprehensive loss, net of tax	—	—	—	(767)	(767)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2022	3	2,466	(412)	(1,084)	973
Net income	—	—	394	—	394
Other comprehensive income, net of tax	—	—	—	390	390
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2023	3	2,466	(618)	(694)	1,157
Net income	—	—	818	—	818
Other comprehensive loss, net of tax	—	—	—	(185)	(185)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2024	$3	$2,466	$(400)	$(879)	$1,190

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2024	2023	2022
Cash Flows from Operating Activities
Net income	$818	$394	$1,302
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(195)	(205)	(201)
Deferred income tax (benefit) expense	404	100	154
Contractholder and policyholder charges, non-cash	(407)	(403)	(395)
Loss from equity method investments	28	26	48
Net realized investment (gains) losses	12	46	(3)
Impairments and provision for loan losses	(1)	(20)	91
Net losses (gains) of consolidated investment entities	(13)	23	17
Changes in operating assets and liabilities:
Deferred acquisition costs	35	63	62
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	4,238	3,474	1,013
Derivatives, net of collateral	(1,669)	(666)	311
Reinsurance recoverables	89	100	84
Receivables	291	333	279
Accrued investment income	(40)	(31)	(21)
Current income tax, net	(15)	(323)	72
Other operating assets and liabilities of consolidated investment entities	1	(5)	2
Other, net	92	134	136
Net cash provided by (used in) operating activities	3,668	3,040	2,951

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	1,106	617	1,309
Maturities, sinking fund payments and calls	1,775	963	1,563
Purchases	(6,039)	(4,187)	(5,600)
Proceeds from sales, maturities and repayments of mortgage loans	123	118	141
Funding of mortgage loans	(196)	(74)	(124)
Proceeds from sales and collections of other investments	34	29	24
Purchase of other investments	(14)	(15)	(46)
Purchase of investments by consolidated investment entities	(1,125)	(427)	(961)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	1,117	643	615
Purchase of equipment and software	(10)	(10)	(13)
Change in policy loans, net	(70)	(65)	(13)
Cash paid for deposit receivable	(33)	(39)	(45)
Cash received for deposit receivable	592	774	550
Advance on line of credit to Ameriprise Financial, Inc.	(450)	(850)	(1,034)
Repayment from Ameriprise Financial, Inc. on line of credit	450	850	1,034
Cash paid for written options with deferred premiums	(57)	(59)	(619)
Cash received from written options with deferred premiums	22	43	204
Other, net	(1)	25	21
Net cash provided by (used in) investing activities	(2,776)	(1,664)	(2,994)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	1,470	1,476	1,169
Net transfers from (to) separate accounts	(176)	(132)	(162)
Surrenders and other benefits	(1,765)	(2,102)	(1,459)
Proceeds from line of credit with Ameriprise Financial, Inc.	3	—	—
Payments on line of credit with Ameriprise Financial, Inc.	(3)	—	—
Cash paid for purchased options with deferred premiums	(148)	(53)	(197)
Cash received for purchased options with deferred premiums	229	251	378
Borrowings by consolidated investment entities	1,273	—	341
Repayments of debt by consolidated investment entities	(1,004)	(275)	(4)
Cash dividends to Ameriprise Financial, Inc.	(600)	(600)	(600)
Net cash provided by (used in) financing activities	(721)	(1,435)	(534)
Net increase (decrease) in cash and cash equivalents	171	(59)	(577)
Cash and cash equivalents at beginning of period	2,685	2,744	3,321
Cash and cash equivalents at end of period	$2,856	$2,685	$2,744

Supplemental Disclosures:
Income taxes paid (received), net	$(286)	$215	$(17)
Interest paid excluding consolidated investment entities	38	28	3
Interest paid by consolidated investment entities	176	177	75

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s operations constitute a single operating segment, and therefore a single reportable segment, as the chief operating decision maker (“CODM”) manages the business activities using information of the Company as a whole. As its CODM, the Company’s Chairman and President utilizes the Consolidated Statements of Income and its net income metric to allocate resources and assess performance of the Company. The accounting policies used to measure the profit and loss of the segment are the same as those described in Note 2.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add an optional guaranteed minimum death benefit (“GMDB”) rider to their contract.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

RiverSource Life Insurance Company

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss) (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (loss) (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to Net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed

RiverSource Life Insurance Company

securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for credit losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation

RiverSource Life Insurance Company

is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit Receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the

RiverSource Life Insurance Company

Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within Other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2024 and 2023, land, buildings, equipment and software were $113 million and $117 million, net of accumulated depreciation of $258 million and $244 million as of December 31, 2024 and 2023, respectively. Depreciation and amortization expense for the years ended December 31, 2024, 2023 and 2022 was $14 million, $15 million and $13 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum withdrawal benefits (“GMWB”) provisions accounted for as market risk benefits.

RiverSource Life Insurance Company

See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The deferred acquisition costs (“DAC”) associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant level basis using the same methodology and assumptions used to amortize DAC. Deferred sales inducement costs (“DSIC”) is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of, and Separate account liabilities represent the obligation to, the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products and life contingent payout annuity products.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserve) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

RiverSource Life Insurance Company

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 10.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using the same assumptions and factors used to amortize DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

RiverSource Life Insurance Company

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are generally calculated as a percentage of the fair value of assets held in separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges and cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed. These fees and charges are recorded in Policy and contract charges.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Segment Reporting — Improvements to Reportable Segment Disclosures

In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss and contain other disclosure requirements. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. The Company adopted the standard on January 1, 2024. The adoption of the standard did not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

Future Adoption of New Accounting Standards

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Company is assessing changes to the income tax-related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

RiverSource Life Insurance Company

Expenses — Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses, requiring public business entities to disclose disaggregated information about certain income statement expense line items. The disaggregated disclosures are required to be in the footnotes to the consolidated financial statements on an annual and interim basis. The standard is to be applied prospectively, with an option for retrospective application and is effective for annual periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company is assessing changes to footnote disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2024	2023	2022
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$158	$152	$164
Unaffiliated	16	14	14
Total	174	166	178
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	41	39	42
Unaffiliated	19	17	18
	60	56	60
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	320	307	334
Unaffiliated	5	4	4
	325	311	338
Total	385	367	398
Total revenue from contracts with customers	559	533	576
Revenue from other sources(1)	4,016	3,759	3,179
Total revenues	$4,575	$4,292	$3,755

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The

RiverSource Life Insurance Company

affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $50 million and $49 million as of December 31, 2024 and 2023, respectively.

5. VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any additional support to these entities. The Company has unfunded commitments related to consolidated CLOs of $2 million and $24 million as of December 31, 2024 and 2023, respectively.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities.

Additionally, the Company invests in CLOs for which it is the sponsor. CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary.

The Company’s maximum exposure to loss with respect to structured investments and non-consolidated CLOs is limited to its amortized cost. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in Other investments and was $46 million and $70 million as of December 31, 2024 and 2023, respectively. The Company’s liability related to original purchase commitments not yet remitted to the VIEs was not material as of December 31, 2024 and 2023, respectively. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2024
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$50	$—	$50
Common stocks	—	2	1	3
Syndicated loans	—	2,216	118	2,334
Total investments	—	2,268	119	2,387
Receivables	—	31	—	31
Other assets	—	2	—	2
Total assets at fair value	$—	$2,301	$119	$2,420
Liabilities
Debt(1)	$—	$2,429	$—	$2,429
Other liabilities	—	314	—	314
Total liabilities at fair value	$—	$2,743	$—	$2,743

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$40	$—	$40
Common stocks	—	5	—	5
Syndicated loans	—	1,991	63	2,054
Total investments	—	2,036	63	2,099
Receivables	—	28	—	28
Other assets	—	1	—	1
Total assets at fair value	$—	$2,065	$63	$2,128
Liabilities
Debt(1)	$—	$2,155	$—	$2,155
Other liabilities	—	45	—	45
Total liabilities at fair value	$—	$2,200	$—	$2,200

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.1 billion as of December 31, 2024 and 2023, respectively.

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

(in millions)	Common Stocks		Syndicated Loans
Balance at January 1, 2024	$—		$63
Total gains (losses) included in:
Net income	(1	)(1)	(7	)(1)
Purchases	—		168
Sales	(1)		—
Settlements	—		(5)
Transfers into Level 3	4		103
Transfers out of Level 3	(1)		(204)
Balance at December 31, 2024	$1		$118
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2024	$—	(1)	$—	(1)

RiverSource Life Insurance Company

(in millions)	Syndicated Loans		Other Assets
Balance at January 1, 2023	$125		$1
Total gains (losses) included in:
Net income	(4	)(1)	—
Purchases	45		—
Sales	(10)		—
Settlements	(16)		—
Transfers into Level 3	122		—
Transfers out of Level 3	(199)		(1)
Balance at December 31, 2023	$63		$—
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2023	$(1	)(1)	$—

(in millions)	Common Stocks	Syndicated Loans		Other Assets
Balance at January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance at December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2024 and 2023 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short-term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short-term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on CLO debt.

RiverSource Life Insurance Company

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

	December 31,
(in millions)	2024	2023
Syndicated loans
Unpaid principal balance	$2,406	$2,190
Excess unpaid principal over fair value	(72)	(136)
Fair value	$2,334	$2,054
Fair value of loans more than 90 days past due	$1	$—
Fair value of loans in nonaccrual status	1	13
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	5	40
Debt
Unpaid principal balance	$2,633	$2,362
Excess unpaid principal over fair value	(204)	(207)
Carrying value(1)	$2,429	$2,155

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.1 billion as of December 31, 2024 and 2023, respectively.

During 2024, the Company launched two new CLOs that issued debt of $816 million in total.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2024, 2023 and 2022.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
Debt of consolidated CLOs due 2030-2038	$2,429	$2,155	5.9%	6.6%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 14.8%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2024
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$13,803	$199	$(709)	$—	$13,293
Residential mortgage backed securities	4,302	15	(278)	—	4,039
Commercial mortgage backed securities	2,211	3	(114)	—	2,100
State and municipal obligations	627	29	(19)	(1)	636
Asset backed securities	2,176	15	(8)	—	2,183
Foreign government bonds and obligations	7	—	—	—	7
U.S. government and agency obligations	1	—	—	—	1
Total	$23,127	$261	$(1,128)	$(1)	$22,259

RiverSource Life Insurance Company

	December 31, 2023
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$10,828	$405	$(497)	$(1)	$10,735
Residential mortgage backed securities	3,886	20	(264)	—	3,642
Commercial mortgage backed securities	2,784	6	(193)	—	2,597
State and municipal obligations	717	61	(19)	(1)	758
Asset backed securities	1,545	7	(21)	—	1,531
Foreign government bonds and obligations	12	—	—	—	12
U.S. government and agency obligations	99	—	—	—	99
Total	$19,871	$499	$(994)	$(2)	$19,374

As of December 31, 2024 and 2023, accrued interest of $208 million and $168 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2024 and 2023, fixed maturity securities comprised approximately 88% and 87%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2024 and 2023, $497 million and $265 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2024			December 31, 2023
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$4,416	$4,284	19%	$4,558	$4,337	22%
AA	4,455	4,256	19	3,961	3,799	20
A	2,689	2,650	12	2,213	2,279	12
BBB	11,279	10,786	49	8,813	8,633	44
Below investment grade	288	283	1	326	326	2
Total fixed maturities	$23,127	$22,259	100%	$19,871	$19,374	100%

As of December 31, 2024 and 2023, approximately 55% and 61%, respectively, of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2024, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $567 million that was 48% of the Company’s total shareholder’s equity. During June of 2024, the Company invested $310 million in new asset backed securities issued by Ameriprise Installment Financing, LLC. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2024, the fair value of these asset backed securities was $312 million which represents 26% of the Company’s total shareholder’s equity. Also, the Company had an additional 47 issuers with holdings totaling $8.7 billion that individually were between 10% and 27% of the Company’s total shareholder’s equity as of December 31, 2024. As of December 31, 2023, the Company had holdings in AAF 2 totaling $554 million that was 48% of the Company’s total shareholder’s equity. Also, the Company had an additional 34 issuers with holdings totaling $5.8 billion that individually were between 10% and 23% of the Company’s total shareholder’s equity as of December 31, 2023. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2024 and 2023.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2024
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	275	$5,272	$(177)	277	$3,975	$(532)	552	$9,247	$(709)
Residential mortgage backed securities	75	1,245	(25)	189	1,633	(253)	264	2,878	(278)
Commercial mortgage backed securities	16	265	(5)	166	1,589	(109)	182	1,854	(114)
State and municipal obligations	20	56	(2)	44	133	(17)	64	189	(19)
Asset backed securities	6	57	(1)	15	73	(7)	21	130	(8)
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
Total	392	$6,895	$(210)	693	$7,409	$(918)	1,085	$14,304	$(1,128)

	December 31, 2023
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	43	$410	$(8)	340	$4,735	$(489)	383	$5,145	$(497)
Residential mortgage backed securities	30	389	(4)	204	2,114	(260)	234	2,503	(264)
Commercial mortgage backed securities	20	264	(4)	196	2,062	(189)	216	2,326	(193)
State and municipal obligations	5	29	(1)	47	137	(18)	52	166	(19)
Asset backed securities	5	102	—	32	684	(21)	37	786	(21)
U.S. government and agency obligations	1	—	—	—	—	—	1	—	—
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
Total	104	$1,194	$(17)	821	$9,738	$(977)	925	$10,932	$(994)

As part of the Company’s ongoing monitoring process, management determined that the increase in gross unrealized loss on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2024 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2024 and 2023, approximately 96% and 94%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2022	$—	$1	$1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	20	2	22
Additions for which credit losses were not previously recorded	1	—	1
Reductions for securities sold during the period (realized)	(20)	(1)	(21)
Balance at December 31, 2023	1	1	2
Reductions for securities sold during the period (realized)	(1)	—	(1)
Balance at December 31, 2024	$—	$1	$1

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Gross realized investment gains	$34	$11	$28
Gross realized investment losses	(46)	(57)	(25)
Credit reversals (losses)	1	20	(21)
Other impairments	—	(1)	(70)
Total	$(11)	$(27)	$(88)

Credit losses recorded during the year ended December 31, 2022 and subsequently reversed due to sale of the security during the year ended December 31, 2023 relate to a corporate debt security in the communications industry. Other impairments for the years ended December 31, 2023 and 2022 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2024 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$296	$294
Due after one year through five years	2,362	2,300
Due after five years through 10 years	5,507	5,216
Due after 10 years	6,273	6,127
	14,438	13,937
Residential mortgage backed securities	4,302	4,039
Commercial mortgage backed securities	2,211	2,100
Asset backed securities	2,176	2,183
Total	$23,127	$22,259

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2024	2023	2022
Fixed maturities	$1,026	$830	$615
Mortgage loans	73	69	73
Other investments	473	431	159
	1,572	1,330	847
Less: investment expenses	26	26	20
Total	$1,546	$1,304	$827

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Fixed maturities	$(11)	$(27)	$(88)
Mortgage loans	(1)	1	(1)
Other investments	(69)	(44)	(11)
Total	$(81)	$(70)	$(100)

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at January 1, 2022	$12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	11
Provisions	(1)
Balance at December 31, 2023	10
Provisions	—
Balance at December 31, 2024	$10

As of December 31, 2024 and 2023, accrued interest on commercial loans was $17 million and $15 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

During the years ended December 31, 2024, 2023 and 2022, the Company purchased $3 million, $1 million and $42 million, respectively, of syndicated loans, and sold $2 million, $1 million and nil, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2024 and 2023. All loans were considered to be performing.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2024 and 2023. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2024 and 2023.

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2024
Loan-to-Value Ratio (in millions)	2024	2023	2022	2021	2020	Prior	Total
> 100%	$—	$—	$—	$—	$—	$15	$15
80% - 100%	—	—	—	—	10	48	58
60% - 80%	83	39	13	9	6	121	271
40% - 60%	87	22	39	67	37	338	590
< 40%	13	7	47	94	46	666	873
Total	$183	$68	$99	$170	$99	$1,188	$1,807

	December 31, 2023
Loan-to-Value Ratio (in millions)	2023	2022	2021	2020	2019	Prior	Total
> 100%	$—	$—	$—	$—	$2	$20	$22
80% - 100%	—	—	—	2	11	49	62
60% - 80%	55	26	6	14	40	102	243
40% - 60%	7	46	129	49	65	343	639
< 40%	7	31	43	37	71	580	769
Total	$69	$103	$178	$102	$189	$1,094	$1,735

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type. For the year ended December 31, 2024, write-offs of commercial mortgage loans were not material.

RiverSource Life Insurance Company

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
East North Central	$177	$180	10%	10%
East South Central	40	47	2	3
Middle Atlantic	118	97	7	6
Mountain	149	130	8	8
New England	24	21	1	1
Pacific	602	595	33	34
South Atlantic	477	452	26	26
West North Central	117	105	7	6
West South Central	103	108	6	6
Total	$1,807	$1,735	100%	100%

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2024	2023	2024	2023
Apartments	$494	$454	27%	26%
Hotel	33	13	2	1
Industrial	337	293	19	17
Mixed use	58	54	3	3
Office	208	230	12	13
Retail	533	546	29	32
Other	144	145	8	8
Total	$1,807	$1,735	100%	100%

Syndicated Loans

The investment in syndicated loans as of December 31, 2024 and 2023 was $36 million and $57 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2024 and 2023. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality. For the year ended December 31, 2024, write-offs of syndicated loans were not material.

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2024
Internal Risk Rating (in millions)	2024	2023	2022	2021	2020	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	4	—	—	4
Risk 2	10	1	—	1	—	5	17
Risk 1	11	1	—	2	1	—	15
Total	$21	$2	$—	$7	$1	$5	$36

	December 31, 2023
Internal Risk Rating (in millions)	2023	2022	2021	2020	2019	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	7	—	1	1	9
Risk 2	6	1	9	2	6	—	24
Risk 1	6	2	9	1	5	1	24
Total	$12	$3	$25	$3	$12	$2	$57

RiverSource Life Insurance Company

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $5.8 billion and $6.5 billion as of December 31, 2024 and 2023, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2024 and 2023.

Modifications with Borrowers Experiencing Financial Difficulty

Modifications of financing receivables with borrowers experiencing financial difficulty by the Company were not material for the years ended December 31, 2024 and 2023.

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC:

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2024	$1,481	$208	$35	$5	$110	$534
Capitalization of acquisition costs	24	98	—	—	—	64
Amortization	(117)	(30)	(7)	(1)	(7)	(45)
Balance at December 31, 2024	$1,388	$276	$28	$4	$103	$553

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2024	$223	$2	$6	$17	$75	$2,696
Capitalization of acquisition costs	3	—	5	2	3	199
Amortization	(16)	—	(1)	(2)	(8)	(234)
Balance at December 31, 2024	$210	$2	$10	$17	$70	$2,661

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2023	$1,582	$149	$45	$6	$118	$521
Capitalization of acquisition costs	23	83	—	—	—	57
Amortization	(124)	(24)	(10)	(1)	(8)	(44)
Balance at December 31, 2023	$1,481	$208	$35	$5	$110	$534

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2023	$236	$3	$2	$18	$79	$2,759
Capitalization of acquisition costs	4	—	4	1	4	176
Amortization	(17)	(1)	—	(2)	(8)	(239)
Balance at December 31, 2023	$223	$2	$6	$17	$75	$2,696

The following tables summarize the balances of and changes in DSIC:

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2024	$134	$12	$146
Amortization	(13)	(2)	(15)
Balance at December 31, 2024	$121	$10	$131

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2023	$149	$16	$165
Amortization	(15)	(4)	(19)
Balance at December 31, 2023	$134	$12	$146

RiverSource Life Insurance Company

9. REINSURANCE

The Company reinsures a portion of its insurance risks through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent payout annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

For IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only, which are about 90% of the total RiverSource Life of NY in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2024 and 2023, traditional life and UL insurance policies in force were $198.1 billion and $198.8 billion, respectively, of which $143.5 billion and $144.7 billion as of December 31, 2024 and 2023 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Direct premiums	$696	$674	$530
Reinsurance ceded	(224)	(226)	(224)
Net premiums	$472	$448	$306

Policy and contract charges are presented on the Consolidated Statements of Income net of $188 million, $180 million and $165 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2024, 2023 and 2022, respectively.

The amount of claims recovered through reinsurance on all contracts was $466 million, $438 million and $435 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Reinsurance recoverables include approximately $2.6 billion and $2.8 billion related to LTC risk ceded to Genworth as of December 31, 2024 and 2023, respectively.

Policyholder account balances, future policy benefits and claims include $351 million and $376 million related to previously assumed reinsurance arrangements as of December 31, 2024 and 2023, respectively.

RiverSource Life Insurance Company

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,	December 31,
(in millions)	2024	2023
Policyholder account balances
Policyholder account balances	$32,542	$27,947
Future policy benefits
Reserve for future policy benefits	7,418	7,763
Deferred profit liability	118	81
Additional liabilities for insurance guarantees	1,389	1,321
Other insurance and annuity liabilities	192	213
Total future policy benefits	9,117	9,378
Policy claims and other policyholders’ funds	204	210
Total policyholder account balances, future policy benefits and claims	$41,863	$37,535

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Company

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2024	$4,173	$10,742	$5,982	$307	$444
Contract deposits	56	4,005	39	—	101
Policy charges	(14)	(3)	—	—	—
Surrenders and other benefits	(628)	(383)	(856)	(16)	(110)
Net transfer from (to) separate account liabilities	(32)	—	—	—	—
Variable account index-linked adjustments	—	1,968	—	—	—
Interest credited	125	1	204	14	12
Balance at December 31, 2024	$3,680	$16,330	$5,369	$305	$447
Weighted-average crediting rate	3.3%	1.9%	3.7%	2.0%	N/A
Cash surrender value(1)	$3,658	$15,467	$5,365	$279	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$1,474	$1,569	$2,755	$501	$27,947
Contract deposits	117	333	181	—	4,832
Policy charges	(173)	(93)	(124)	—	(407)
Surrenders and other benefits	(62)	(80)	(79)	(52)	(2,266)
Net transfer from (to) separate account liabilities	—	(145)	—	—	(177)
Variable account index-linked adjustments	—	—	—	—	1,968
Interest credited	49	63	161	16	645
Balance at December 31, 2024	$1,405	$1,647	$2,894	$465	$32,542
Weighted-average crediting rate	3.6%	3.9%	2.3%	4.0%
Net amount at risk	$8,312	$57,473	$13,593	$130
Cash surrender value(1)	$1,280	$1,092	$2,447	$298

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2023	$4,752	$6,410	$6,799	$312	$471
Contract deposits	73	3,084	47	—	91
Policy charges	(10)	—	—	—	—
Surrenders and other benefits	(759)	(156)	(1,086)	(10)	(127)
Net transfer from (to) separate account liabilities	(25)	—	—	—	—
Variable account index-linked adjustments	—	1,403	—	—	—
Interest credited	142	1	222	5	9
Balance at December 31, 2023	$4,173	$10,742	$5,982	$307	$444
Weighted-average crediting rate	3.3%	1.8%	3.6%	2.0%	N/A
Cash surrender value(1)	$4,146	$10,129	$5,974	$278	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,544	$1,520	$2,654	$524	$24,986
Contract deposits	123	272	193	1	3,884
Policy charges	(176)	(94)	(121)	—	(401)
Surrenders and other benefits	(69)	(78)	(53)	(44)	(2,382)
Net transfer from (to) separate account liabilities	—	(107)	—	—	(132)
Variable account index-linked adjustments	—	—	—	—	1,403
Interest credited	52	56	82	20	589
Balance at December 31, 2023	$1,474	$1,569	$2,755	$501	$27,947
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$8,740	$57,291	$14,407	$141
Cash surrender value(1)	$1,330	$1,065	$2,271	$326

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For variable annuities and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2024 and 2023 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2024
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$24	$95	$65	$17	$—	$201
	2%	–	2.99%	112	—	—	—	—	112
	3%	–	3.99%	1,894	7	—	1	—	1,902
	4%	–	5.00%	1,412	—	—	—	—	1,412

	Total			$3,442	$102	$65	$18	$—	$3,627

Fixed accounts of structured variable annuities	1%	–	1.99%	$2	$20	$9	$—	$—	$31
	2%	–	2.99%	13	—	—	—	—	13
	3%	–	3.99%	1	—	—	—	—	1
	4%	–	5.00%	—	—	—	—	—	—

	Total			$16	$20	$9	$—	$—	$45

Fixed annuities	1%	–	1.99%	$85	$237	$152	$89	$14	$577
	2%	–	2.99%	22	14	2	—	—	38
	3%	–	3.99%	2,410	—	—	—	—	2,410
	4%	–	5.00%	2,331	—	—	—	—	2,331

	Total			$4,848	$251	$154	$89	$14	$5,356

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$5	$14	$—	$21
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$5	$14	$—	$21

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	50	4	15	—	—	69
	3%	–	3.99%	821	—	4	6	—	831
	4%	–	5.00%	473	4	—	—	—	477

	Total			$1,344	$8	$19	$6	$—	$1,377

RiverSource Life Insurance Company

				December 31, 2024
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$—	$4	$1	$41	$46
	2%	–	2.99%	7	14	—	1	12	34
	3%	–	3.99%	108	1	2	12	—	123
	4%	–	5.00%	564	21	—	—	—	585

	Total			$679	$36	$6	$14	$53	$788

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$4	$2	$—	$6
	2%	–	2.99%	—	125	—	—	—	125
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$125	$4	$2	$—	$131

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	28	—	—	—	—	28
	4%	–	5.00%	268	—	—	—	—	268

	Total			$296	$—	$—	$—	$—	$296

Total	1%	–	1.99%	$111	$354	$239	$123	$55	$882
	2%	–	2.99%	204	157	17	1	12	391
	3%	–	3.99%	5,262	8	6	19	—	5,295
	4%	–	5.00%	5,048	25	—	—	—	5,073

	Total			$10,625	$544	$262	$143	$67	$11,641

Percentage of total account values that reset in:
Next 12 months				100.0%	100.0%	99.9%	100.0%	99.8%	100.0%
> 12 months to 24 months				—	—	—	—	—	—
> 24 months				—	—	0.1	—	0.2	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$43	$131	$52	$15	$2	$243
	2%	–	2.99%	137	1	—	—	—	138
	3%	–	3.99%	2,214	—	—	1	—	2,215
	4%	–	5.00%	1,514	—	—	—	—	1,514

	Total			$3,908	$132	$52	$16	$2	$4,110

Fixed accounts of structured variable annuities	1%	–	1.99%	$1	$18	$7	$2	$—	$28
	2%	–	2.99%	11	—	—	—	—	11
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$18	$7	$2	$—	$39

Fixed annuities	1%	–	1.99%	$107	$377	$183	$93	$—	$760
	2%	–	2.99%	36	14	1	—	—	51
	3%	–	3.99%	2,816	1	—	—	—	2,817
	4%	–	5.00%	2,339	—	—	—	—	2,339

	Total			$5,298	$392	$184	$93	$—	$5,967

RiverSource Life Insurance Company

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$7	$13	$—	$22
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$7	$13	$—	$22

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	51	3	9	—	—	63
	3%	–	3.99%	854	1	4	4	—	863
	4%	–	5.00%	518	1	—	—	—	519

	Total			$1,423	$5	$13	$4	$—	$1,445

Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$2	$4	$—	$24	$30
	2%	–	2.99%	13	12	—	1	8	34
	3%	–	3.99%	122	2	3	6	—	133
	4%	–	5.00%	607	6	—	—	—	613

	Total			$742	$22	$7	$7	$32	$810

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$2	$—	$—	$2
	2%	–	2.99%	128	—	—	—	—	128
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$128	$—	$2	$—	$—	$130

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	30	—	—	—	—	30
	4%	–	5.00%	295	—	—	—	—	295

	Total			$325	$—	$—	$—	$—	$325

Total	1%	–	1.99%	$151	$530	$255	$123	$26	$1,085
	2%	–	2.99%	376	30	10	1	8	425
	3%	–	3.99%	6,036	4	7	11	—	6,058
	4%	–	5.00%	5,273	7	—	—	—	5,280

	Total			$11,836	$571	$272	$135	$34	$12,848

Percentage of total account values that reset in:
Next 12 months				99.9%	99.5%	99.3%	100.0%	100.0%	99.9%
> 12 months to 24 months				0.1	0.5	0.6	—	—	0.1
> 24 months				—	—	0.1	—	—	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Company

The following tables summarize the balances of and changes in the liability for future policy benefits:

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2024	$—	$703	$104	$1,146	$1,953
Beginning balance at original discount rate	—	708	105	1,137	1,950
Effect of changes in cash flow assumptions	—	57	(39)	55	73
Effect of actual variances from expected experience	—	(16)	(13)	(26)	(55)
Adjusted beginning of year balance	$—	$749	$53	$1,166	$1,968
Issuances	201	63	9	—	273
Interest accrual	1	38	3	55	97
Net premiums collected	(202)	(76)	(6)	(149)	(433)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$774	$59	$1,072	$1,905
Effect of changes in discount rate assumptions	—	(37)	(6)	(15)	(58)
Balance at December 31, 2024	$—	$737	$53	$1,057	$1,847
Present Value of Future Policy Benefits:
Balance at January 1, 2024	$1,164	$1,325	$661	$6,561	$9,711
Beginning balance at original discount rate	1,222	1,291	621	6,507	9,641
Effect of changes in cash flow assumptions	(24)	67	(61)	58	40
Effect of actual variances from expected experience	(8)	(16)	(25)	(48)	(97)
Adjusted beginning of year balance	$1,190	$1,342	$535	$6,517	$9,584
Issuances	201	63	9	—	273
Interest accrual	56	73	34	323	486
Benefit payments	(158)	(125)	(43)	(432)	(758)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,289	$1,353	$535	$6,408	$9,585
Effect of changes in discount rate assumptions	(85)	(31)	10	(221)	(327)
Balance at December 31, 2024	$1,204	$1,322	$545	$6,187	$9,258
Adjustment due to reserve flooring	$—	$7	$—	$—	$7
Net liability for future policy benefits	$1,204	$592	$492	$5,130	$7,418
Less: reinsurance recoverable	759	424	20	2,591	3,794
Net liability for future policy benefits, after reinsurance recoverable	$445	$168	$472	$2,539	$3,624
Discounted expected future gross premiums	$—	$1,672	$836	$1,247	$3,755
Expected future gross premiums	$—	$2,921	$1,196	$1,713	$5,830
Expected future benefit payments	$1,846	$2,286	$899	$10,522	$15,553
Weighted average interest accretion rate	4.5%	6.0%	6.3%	5.0%
Weighted average discount rate	5.4%	5.6%	5.6%	5.7%
Weighted average duration of liability (in years)	6	7	7	8

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2023	$—	$686	$134	$1,207	$2,027
Beginning balance at original discount rate	—	708	137	1,220	2,065
Effect of changes in cash flow assumptions	—	(19)	(19)	19	(19)
Effect of actual variances from expected experience	—	(2)	(18)	(3)	(23)
Adjusted beginning of year balance	$—	$687	$100	$1,236	$2,023
Issuances	177	55	12	—	244
Interest accrual	1	36	5	59	101
Net premiums collected	(178)	(70)	(12)	(158)	(418)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$105	$1,137	$1,950
Effect of changes in discount rate assumptions	—	(5)	(1)	9	3
Balance at December 31, 2023	$—	$703	$104	$1,146	$1,953
Present Value of Future Policy Benefits:
Balance at January 1, 2023	$1,065	$1,319	$696	$6,439	$9,519
Beginning balance at original discount rate	1,155	1,313	669	6,569	9,706
Effect of changes in cash flow assumptions	—	(18)	(25)	9	(34)
Effect of actual variances from expected experience	(10)	(1)	(29)	5	(35)
Adjusted beginning of year balance	$1,145	$1,294	$615	$6,583	$9,637
Issuances	177	56	11	—	244
Interest accrual	50	73	37	329	489
Benefit payments	(150)	(132)	(42)	(405)	(729)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,222	$1,291	$621	$6,507	$9,641
Effect of changes in discount rate assumptions	(58)	34	40	54	70
Balance at December 31, 2023	$1,164	$1,325	$661	$6,561	$9,711
Adjustment due to reserve flooring	$—	$5	$—	$—	$5
Net liability for future policy benefits	$1,164	$627	$557	$5,415	$7,763
Less: reinsurance recoverable	880	440	22	2,738	4,080
Net liability for future policy benefits, after reinsurance recoverable	$284	$187	$535	$2,677	$3,683
Discounted expected future gross premiums	$—	$1,764	$904	$1,325	$3,993
Expected future gross premiums	$—	$2,938	$1,269	$1,786	$5,993
Expected future benefit payments	$1,726	$2,166	$1,068	$10,850	$15,810
Weighted average interest accretion rate	4.2%	6.2%	6.1%	5.0%
Weighted average discount rate	4.9%	5.1%	5.1%	5.1%
Weighted average duration of liability (in years)	7	7	8	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2024 resulted in a net decrease in future policy benefit reserves, primarily due to decreased disability income insurance claim incidence rates. The annual review of policy benefit reserves assumptions in the third quarter of 2023 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase assumptions.

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2024	$1,225	$81	$15	$1,321
Interest accrual	37	6	1	44
Benefit accrual	133	8	3	144
Benefit payments	(69)	(13)	(5)	(87)
Effect of actual variances from expected experience	(2)	(1)	(1)	(4)
Impact of change in net unrealized (gains) losses on securities	(23)	(1)	(5)	(29)
Balance at December 31, 2024	$1,301	$80	$8	$1,389
Weighted average interest accretion rate	3.0%	7.0%	3.9%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,100	$74	$12	$1,186
Interest accrual	35	5	1	41
Benefit accrual	128	8	2	138
Benefit payments	(50)	(18)	(4)	(72)
Effect of actual variances from expected experience	(13)	11	(2)	(4)
Impact of change in net unrealized (gains) losses on securities	25	1	6	32
Balance at December 31, 2023	$1,225	$81	$15	$1,321
Weighted average interest accretion rate	3.0%	6.9%	4.0%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

The amount of revenue and interest recognized in the Statement of Income was as follows:

	Years Ended December 31,
	2024		2023
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$226	$55	$196	$49
Term and whole life insurance	172	35	169	37
Disability income insurance	119	31	124	32
Long term care insurance	179	268	185	270
Total	$696	$389	$674	$388

The following tables summarize the balances of and changes in unearned revenue:

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Balance at January 1, 2024	$27	$196	$266	$489
Deferral of revenue	—	70	51	121
Amortization	(1)	(17)	(22)	(40)
Balance at December 31, 2024	$26	$249	$295	$570
Balance at January 1, 2023	$27	$150	$233	$410
Deferral of revenue	1	59	52	112
Amortization	(1)	(13)	(19)	(33)
Balance at December 31, 2023	$27	$196	$266	$489

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2024	$65,839	$8,795	$74,634
Premiums and deposits	933	500	1,433
Policy charges	(1,365)	(307)	(1,672)
Surrenders and other benefits	(6,990)	(412)	(7,402)
Investment return	7,293	1,199	8,492
Net transfer from (to) general account	27	64	91
Balance at December 31, 2024	$65,737	$9,839	$75,576
Cash surrender value	$64,411	$9,220	$73,631

RiverSource Life Insurance Company

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2023	$63,223	$7,653	$70,876
Premiums and deposits	835	459	1,294
Policy charges	(1,343)	(292)	(1,635)
Surrenders and other benefits	(5,378)	(317)	(5,695)
Investment return	8,477	1,250	9,727
Net transfer from (to) general account	25	42	67
Balance at December 31, 2023	$65,839	$8,795	$74,634
Cash surrender value	$64,280	$8,263	$72,543

12. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract.

The Company has the following primary GMDB provisions:

•	Return of premium – provides purchase payments minus adjusted partial surrenders.

•

Reset – provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet – provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

RiverSource Life Insurance Company

The following tables summarize the balances of and changes in market risk benefits:

	Years Ended December 31,
(in millions, except age)	2024	2023	2022
Balance at beginning of period	$335	$1,103	$2,901
Issuances	24	17	27
Interest accrual and time decay	(66)	(53)	(237)
Reserve increase from attributed fees collected	790	788	810
Reserve release for benefit payments and derecognition	(11)	(35)	(29)
Effect of changes in interest rates and bond markets	(1,078)	(367)	(4,193)
Effect of changes in equity markets and subaccount performance	(1,228)	(1,267)	2,258
Effect of changes in equity index volatility	59	(67)	205
Actual policyholder behavior different from expected behavior	71	5	17
Effect of changes in other future expected assumptions	106	128	(139)
Effect of changes in the instrument-specific credit risk on market risk benefits	79	83	(517)
Balance at end of period	$(919)	$335	$1,103
Reconciliation of the gross balances in an asset or liability position:
Asset position	$2,182	$1,427	$1,015
Liability position	(1,263)	(1,762)	(2,118)
Net asset (liability) position	$919	$(335)	$(1,103)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$462	$913	$2,781
Living benefits	$2,429	$2,513	$3,364
Composite (greater of)	$2,829	$3,308	$5,830
Weighted average attained age of contractholders	69	69	68
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(2,111)	$(1,551)	$(2,044)
Changes in unrealized (gains) losses in other comprehensive income (loss) relating to liabilities held at end of period	$85	$84	$(505)

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2024
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$(919)	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	52.8%	11.9%
			Surrender rate(2)	0.4%	–	75.0%	3.3%
			Market volatility(3)	0.0%	–	24.6%	10.3%
			Nonperformance risk(4)	65 bps			65	bps
			Mortality rate(5)	0.0%	–	41.6%	1.7%

	December 31, 2023
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$335	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.6%
			Surrender rate(2)	0.3%	–	75.0%	3.7%
			Market volatility(3)	0.0%	–	25.2%	10.6%
			Nonperformance risk(4)	85 bps			85	bps
			Mortality rate(5)	0.0%	–	41.6%	1.6%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

RiverSource Life Insurance Company

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2024 and 2023, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2024

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $15 million.

•	Updates to surrender assumptions resulted in a decrease to pretax income of $83 million.

Year ended December 31, 2023

•	Updates to utilization of guaranteed withdrawal assumptions resulted in a decrease to pretax income of $18 million.

•	Updates to surrender assumptions resulted in a decrease to pretax income of $110 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair value measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calendar year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility, contractholder behavior assumptions that include margins for risk, and the Company’s nonperformance risk. These measurements are classified as Level 3.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has accessed collateralized borrowings from the FHLB and has pledged (granted a lien on) certain investments as collateral, primarily commercial mortgage backed securities and residential mortgage backed securities, with an aggregate fair value of $964 million and $1.1 billion as of December 31, 2024 and 2023, respectively. The amount of the Company’s liability including accrued interest was $201 million as of both December 31, 2024 and 2023. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2024 and 2023. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2024 and 2023 was 4.6% and 5.6%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is a Daily Simple Secured Overnight Financing Rate plus 0.1% (“Adjusted Daily Simple SOFR”) plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt

RiverSource Life Insurance Company

of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2024 and 2023.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2024 and 2023 and is recorded in Long-term debt.

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2024
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$12,721	$572	$13,293
Residential mortgage backed securities	—	4,039	—	4,039
Commercial mortgage backed securities	—	2,100	—	2,100
State and municipal obligations	—	636	—	636
Asset backed securities	—	1,302	881	2,183
Foreign government bonds and obligations	—	7	—	7
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	20,805	1,453	22,259
Cash equivalents	1,215	1,227	—	2,442
Market risk benefits	—	—	2,182	2,182	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	55	55
Other assets:
Interest rate derivative contracts	—	179	—	179
Equity derivative contracts	114	8,829	—	8,943
Foreign exchange derivative contracts	2	40	—	42
Credit derivative contracts	—	59	—	59
Total other assets	116	9,107	—	9,223
Separate account assets at net asset value (“NAV”)				75,576	(2)
Total assets at fair value	$1,332	$31,139	$3,690	$111,737

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$—	$53	$53
IUL embedded derivatives	—	—	1,002	1,002
Structured variable annuity embedded derivatives	—	—	2,461	2,461
Total policyholder account balances, future policy benefits and claims	—	—	3,516	3,516	(3)
Market risk benefits	—	—	1,263	1,263	(1)
Other liabilities:
Interest rate derivative contracts	1	323	—	324
Equity derivative contracts	172	5,159	—	5,331
Foreign exchange derivative contracts	—	7	—	7
Total other liabilities	173	5,489	—	5,662
Total liabilities at fair value	$173	$5,489	$4,779	$10,441

RiverSource Life Insurance Company

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$10,283	$452	$10,735
Residential mortgage backed securities	—	3,642	—	3,642
Commercial mortgage backed securities	—	2,597	—	2,597
State and municipal obligations	—	758	—	758
Asset backed securities	—	976	555	1,531
Foreign government bonds and obligations	—	12	—	12
U.S. government and agency obligations	99	—	—	99
Total Available-for-Sale securities	99	18,268	1,007	19,374
Cash equivalents	558	2,012	—	2,570
Market risk benefits	—	—	1,427	1,427	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	51	51
Other assets:
Interest rate derivative contracts	1	184	—	185
Equity derivative contracts	65	4,945	—	5,010
Foreign exchange derivative contracts	1	20	—	21
Credit derivative contracts	—	1	—	1
Total other assets	67	5,150	—	5,217
Separate account assets at NAV				74,634	(2)
Total assets at fair value	$724	$25,430	$2,485	$103,273

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$49	$52
IUL embedded derivatives	—	—	873	873
Structured variable annuity embedded derivatives	—	—	1,011	1,011
Total policyholder account balances, future policy benefits and claims	—	3	1,933	1,936	(3)
Market risk benefits	—	—	1,762	1,762	(1)
Other liabilities:
Interest rate derivative contracts	1	304	—	305
Equity derivative contracts	95	3,355	—	3,450
Foreign exchange derivative contracts	1	3	—	4
Credit derivative contracts	—	106	—	106
Total other liabilities	97	3,768	—	3,865
Total liabilities at fair value	$97	$3,771	$3,695	$7,563

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $211 million and $195 million cumulative decrease to the embedded derivatives as of December 31, 2024 and 2023, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2024	$452	$—	$555	$1,007		$51
Total gains (losses) included in:
Net income	1	—	—	1	(1)	8
Other comprehensive income (loss)	1	—	15	16		—
Purchases	227	64	334	625		—
Settlements	(109)	(1)	—	(110)		(4)
Transfers out of Level 3	—	(63)	(23)	(86)		—
Balance at December 31, 2024	$572	$—	$881	$1,453		$55
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2024	$1	$—	$—	$1	(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2024	$(2)	$—	$15	$13		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2024	$49		$873		$1,011		$1,933
Total (gains) losses included in:
Net income	8	(2)	255	(2)	1,670	(3)	1,933
Issues	—		23		114		137
Settlements	(4)		(149)		(334)		(487)
Balance at December 31, 2024	$53		$1,002		$2,461		$3,516
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2024	$—		$255	(2)	$1,670	(3)	$1,925

	Available-for-Sale Securities				Receivables
(in millions)	Corporate Debt Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2023	$395	$545	$940		$48
Total gains (losses) included in:
Net income	—	—	—	(1)	6
Other comprehensive income (loss)	12	10	22		—
Purchases	110	—	110		—
Settlements	(65)	—	(65)		(3)
Balance at December 31, 2023	$452	$555	$1,007		$51
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2023	$11	$10	$21		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2023	$44		$739		$(137	)(4)	$646
Total (gains) losses included in:
Net income	8	(2)	198	(2)	1,166	(3)	1,372
Issues	—		59		104		163
Settlements	(3)		(123)		(122)		(248)
Balance at December 31, 2023	$49		$873		$1,011		$1,933
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2023	$—		$198	(2)	$1,166	(3)	$1,364

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$406		$1,367
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(633	)(3)	(747)
Issues	—		51		90		141
Settlements	(3)		(112)		—		(115)
Balance at December 31, 2022	$44		$739		$(137	)(4)	$646
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(633	)(3)	$(738)

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of January 1, 2023 and December 31, 2022 and the amounts are presented as contra liabilities.

The increase to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $14 million, $51 million and $45 million, net of the reinsurance accrual, for the years ended December 31, 2024, 2023 and 2022, respectively.

RiverSource Life Insurance Company

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2024
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$572	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.7%	1.2%
Asset backed securities	$881	Discounted cash flow	Annual default rate(2)	2.2%	–	4.4%	3.6%
			Loss severity	25.0%			25.0%
			Constant prepayment rate(2)	0.0%	–	1.0%	0.4%
			Yield/spread to U.S. Treasuries(3)	190 bps	–	360 bps	205	bps
Fixed deferred indexed annuity ceded embedded derivatives	$55	Discounted cash flow	Surrender rate(4)	0.0%	–	89.1%	10.6%
Fixed deferred indexed annuity embedded derivatives	$53	Discounted cash flow	Surrender rate(4)	0.0%	–	89.1%	10.6%
			Nonperformance risk(5)	65 bps			65	bps
IUL embedded derivatives	$1,002	Discounted cash flow	Nonperformance risk(5)	65 bps			65	bps
Structured variable annuity embedded derivatives	$2,461	Discounted cash flow	Surrender rate(4)	0.5%	–	75.0%	1.7%
			Nonperformance risk(5)	65 bps			65	bps

	December 31, 2023
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$451	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	2.4%	1.2%
Asset backed securities	$555	Discounted cash flow	Annual default rate(2)	3.1%			3.1%
			Loss severity	25.0%			25.0%
			Yield/spread to U.S. Treasuries(3)	275 bps	–	515 bps	284	bps
Fixed deferred indexed annuity ceded embedded derivatives	$51	Discounted cash flow	Surrender rate(4)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(4)	0.0%	–	66.8%	1.4%
			Nonperformance risk(5)	85 bps			85	bps
IUL embedded derivatives	$873	Discounted cash flow	Nonperformance risk(5)	85 bps			85	bps
Structured variable annuity embedded derivatives	$1,011	Discounted cash flow	Surrender rate(4)	0.5%	–	75.0%	2.6%
			Nonperformance risk(5)	85 bps			85	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The weighted average for both the annual default rate and the constant prepayment rate for asset backed securities are weighted based on the balances of each security.
(3)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(4)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(5)	The nonperformance risk is the spread added to the U.S. Treasury curve.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company or fair values estimated based on a transaction near the balance sheet date.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate, loss severity, and constant prepayment rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender assumption used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender assumption used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

RiverSource Life Insurance Company

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2024 and 2023. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2024 and 2023. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $27 million and $41 million as of December 31, 2024 and 2023, respectively, and is classified as Level 3 in the fair value hierarchy.

RiverSource Life Insurance Company

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2024
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,797	$—	$—	$1,675	$1,675
Policy loans	982	—	982	—	982
Other investments	55	—	36	19	55
Receivables	5,834	—	—	4,795	4,795
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$20,097	$—	$—	$16,826	$16,826
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	312	—	312
Other liabilities	5	—	—	4	4
Separate account liabilities — investment contracts	364	—	364	—	364

	December 31, 2023
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,725	$—	$—	$1,599	$1,599
Policy loans	912	—	912	—	912
Other investments	76	—	54	22	76
Receivables	6,514	—	—	5,566	5,566
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$16,641	$—	$—	$14,243	$14,243
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	339	—	339
Other liabilities	5	—	—	5	5
Separate account liabilities — investment contracts	332	—	332	—	332

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2024, 2023 and 2022, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the next four annual periods and $4 million in the period ending November 30, 2029.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $352 million, $338 million and $320 million for the years ended December 31, 2024, 2023 and 2022, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Company

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from Ameriprise Financial for federal income taxes was $277 million and $269 million as of December 31, 2024 and 2023, respectively, which is reflected in Other assets.

Investments

In June of 2024, the Company invested $310 million in AA, A and BBB rated asset backed securities issued by Ameriprise Installment Financing, LLC. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2024, the fair value of these asset backed securities was $312 million. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $10 million for the year ending December 31, 2024 and is reported in Net investment income.

In September of 2022, the Company redeemed the outstanding AA and A rated securities issued by Ameriprise Advisor Financing, LLC (“AAF”) at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2024 and 2023, the fair value of these asset backed securities was $567 million and $554 million, respectively. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $34 million, $34 million and $17 million for the years ended December 31, 2024, 2023 and 2022, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate under the agreement is an Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2024 and 2023. See Note 13 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital, or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Dividends paid to Ameriprise Financial	$600	$600	$600
Dividend received from RiverSource Life of NY	50	50	63
Return of capital received from RTA	40	75	80

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16. REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce (“MN DOC”), RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned deficit was $736 million and $582 million as of December 31, 2024 and 2023, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the MN DOC, and are subject to potential disapproval. Statutory capital and surplus was $2.7 billion and $3.1 billion as of December 31, 2024 and 2023, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Statutory net gain from operations	$1,097	$1,331	$1,615
Statutory net income (loss)	(91)	845	1,769

Government debt securities of $4 million as of both December 31, 2024 and 2023 were on deposit with various states as required by law.

17. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2024
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$9,111	$—	$9,111	$(5,555)	$(1,550)	$(1,970)	$36
OTC cleared	10	—	10	(10)	—	—	—
Exchange-traded	102	—	102	(17)	—	—	85
Total	$9,223	$—	$9,223	$(5,582)	$(1,550)	$(1,970)	$121

	December 31, 2023
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,170	$—	$5,170	$(3,694)	$(1,101)	$(357)	$18
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	38	—	38	(18)	—	—	20
Total	$5,217	$—	$5,217	$(3,721)	$(1,101)	$(357)	$38

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2024
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,622	$—	$5,622	$(5,555)	$—	$(67)	$—
OTC cleared	18	—	18	(10)	—	—	8
Exchange-traded	22	—	22	(17)	—	—	5
Total	$5,662	$—	$5,662	$(5,582)	$—	$(67)	$13

	December 31, 2023
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$3,812	$—	$3,812	$(3,694)	$(34)	$(78)	$6
OTC cleared	35	—	35	(9)	—	—	26
Exchange-traded	18	—	18	(18)	—	—	—
Total	$3,865	$—	$3,865	$(3,721)	$(34)	$(78)	$32

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments and Note 5 for information related to derivatives held by consolidated investment entities.

18. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2024			December 31, 2023
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$39,082	$179	$324	$42,516	$185	$305
Equity contracts	108,205	8,943	5,331	81,905	5,010	3,450
Credit contracts	2,914	59	—	3,375	1	106
Foreign exchange contracts	2,938	42	7	2,952	21	4
Total non-designated hedges	153,139	9,223	5,662	130,748	5,217	3,865
Embedded derivatives
IUL	N/A	—	1,002	N/A	—	873
Fixed deferred indexed annuities and deposit receivables	N/A	55	53	N/A	51	52
Structured variable annuities (3)	N/A	—	2,461	N/A	—	1,011
Total embedded derivatives	N/A	55	3,516	N/A	51	1,936
Total derivatives	$153,139	$9,278	$9,178	$130,748	$5,268	$5,801

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded embedded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2024 included $2.5 billion of individual contracts in a liability position and $3 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2023 included $1.0 billion of individual contracts in a liability position and $15 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2024 and 2023, investment securities with a fair value of $1.5 billion were pledged to meet contractual obligations under derivative contracts, of which $84 million and $145 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2024 and 2023, investment securities with a fair value of $2.2 billion and $376 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $2.0 billion and $314 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2024 and 2023, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2024 and 2023, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2024
Interest rate contracts	$(10)	$—	$(1,128)
Equity contracts	1,419	71	(1,021)
Credit contracts	—	—	124
Foreign exchange contracts	—	—	64
IUL embedded derivatives	—	(106)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	16	—
Structured variable annuity embedded derivatives	(1,670)	—	—
Total gain (loss)	$(261)	$(19)	$(1,961)

RiverSource Life Insurance Company

(in millions)	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits

Year Ended December 31, 2023
Interest rate contracts	$(5)	$—	$(422)
Equity contracts	770	79	(1,239)
Credit contracts	—	—	7
Foreign exchange contracts	—	—	5
IUL embedded derivatives	—	(75)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	(3)	—
Structured variable annuity embedded derivatives	(1,166)	—	—
Total gain (loss)	$(401)	$1	$(1,649)

Year Ended December 31, 2022
Interest rate contracts	$(26)	$—	$(2,874)
Equity contracts	(164)	(126)	899
Credit contracts	—	—	279
Foreign exchange contracts	—	—	105
IUL embedded derivatives	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	4	—
Structured variable annuity embedded derivatives	633	—	—
Total gain (loss)	$443	$95	$(1,591)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2024:

(in millions)	Premiums Payable	Premiums Receivable
2025	$119	$20
2026	246	88
2027	19	—
2028	29	—
2029	135	—
2030-2031	234	—
Total	$782	$108

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity components of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

As discussed in Note 12, the Company issues variable annuity contracts that provide protection to contractholders from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

RiverSource Life Insurance Company

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2024 and 2023, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $67 million and $62 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2024 and 2023 was $67 million and $55 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2024 and 2023 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $7 million as of December 31, 2024 and 2023, respectively.

19. SHAREHOLDER’S EQUITY

The following tables present the amounts related to each component of OCI:

	Year Ended December 31, 2024
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(383)	$82	$(301)
Reclassification of net (gains) losses on securities included in net income(2)	11	(2)	9
Impact of benefit reserves and reinsurance recoverables	20	(4)	16
Net unrealized gains (losses) on securities	(352)	76	(276)
Effect of changes in discount rate assumptions on certain long-duration contracts	194	(41)	153
Effect of changes in instrument-specific credit risk on market risk benefits (“MRBs”)	(79)	17	(62)
Total other comprehensive income (loss)	$(237)	$52	$(185)

	Year Ended December 31, 2023
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$652	$(144)	$508
Reclassification of net (gains) losses on securities included in net income(2)	27	(7)	20
Impact of benefit reserves and reinsurance recoverables	(24)	5	(19)
Net unrealized gains (losses) on securities	655	(146)	509
Effect of changes in discount rate assumptions on certain long-duration contracts	(69)	15	(54)
Effect of changes in instrument-specific credit risk on MRBs	(83)	18	(65)
Total other comprehensive income (loss)	$503	$(113)	$390

RiverSource Life Insurance Company

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income(2)	88	(19)	69
Impact of benefit reserves and reinsurance recoverables	103	(18)	85
Net unrealized gains (losses) on securities	(2,593)	558	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	1,095	(234)	861
Effect of changes in instrument-specific credit risk on MRBs	517	(110)	407
Total other comprehensive income (loss)	$(981)	$214	$(767)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2022	$1,044	$(933)	$(427)	$(1)	$(317)
OCI before reclassifications	(2,104)	861	407	—	(836)
Amounts reclassified from AOCI	69	—	—	—	69
Total OCI	(2,035)	861	407	—	(767)
Balance at December 31, 2022	(991)	(72)	(20)	(1)	(1,084)
OCI before reclassifications	489	(54)	(65)	—	370
Amounts reclassified from AOCI	20	—	—	—	20
Total OCI	509	(54)	(65)	—	390
Balance at December 31, 2023	(482)	(126)	(85)	(1)	(694)
OCI before reclassifications	(285)	153	(62)	—	(194)
Amounts reclassified from AOCI	9	—	—	—	9
Total OCI	(276)	153	(62)	—	(185)
Balance at December 31, 2024	$(758)	$27	$(147)	$(1)	$(879)

20. INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Current income tax
Federal	$(297)	$(112)	$57
State	(4)	2	(2)
Total current income tax	(301)	(110)	55
Deferred income tax
Federal	402	98	150
State	2	2	4
Total deferred income tax	404	100	154
Total income tax provision (benefit)	$103	$(10)	$209

RiverSource Life Insurance Company

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2024	2023	2022
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(3.4)	(8.2)	(2.3)
Low income housing tax credits	(2.7)	(8.0)	(2.9)
Foreign tax credit, net of addback	(2.2)	(7.0)	(1.7)
Audit adjustments	(1.0)	(3.4)	—
Unrecognized tax benefits	—	1.6	—
Other, net	(0.5)	1.5	(0.3)
Income tax provision (benefit)	11.2%	(2.5)%	13.8%

The increase in the Company’s effective tax rate for the year ended December 31, 2024 compared to 2023 is primarily due to higher pretax income in the current year and the related impact on tax preferred items, a decrease in foreign tax credits, net of addback, and a decrease in low income housing tax credits, partially offset by a decrease in unrecognized tax benefits and a decrease in state income taxes, net of federal benefit, which is included in Other, net.

The decrease in the Company’s effective tax rate for the year ended December 31, 2023 compared to 2022 is primarily due to lower pretax income.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2024 and 2023. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2024	2023
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$801	$1,244
Investments including net unrealized on Available-for-Sale securities	177	118
Net operating loss	35	28
Other	4	2
Gross deferred income tax assets	1,017	1,392
Less: valuation allowance	32	30
Total deferred income tax assets	985	1,362
Deferred income tax liabilities
Deferred acquisition costs	355	380
Other	57	56
Gross deferred income tax liabilities	412	436
Net deferred income tax assets	$573	$926

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $35 million, net of federal benefit, which will expire beginning December 31, 2025. Based on analysis of the Company’s tax position as of December 31, 2024, management believes it is more likely than not that the Company will not realize certain state net operating losses of $30 million and state deferred tax assets of $2 million, both net of federal benefit; therefore, a valuation allowance of $32 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2024	2023	2022
Balance at January 1	$27	$37	$37
Reductions for tax positions related to the current year	(3)	(3)	(1)
Additions for tax positions of prior years	—	65	1
Reductions for tax positions of prior years	—	(71)	—
Reductions due to lapse of statutes of limitations	(2)	(1)	—
Balance at December 31	$22	$27	$37

RiverSource Life Insurance Company

If recognized, approximately $17 million, $19 million and $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2024, 2023 and 2022, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $1 million in the next 12 months primarily due to state statutes of limitations expirations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $2 million, $8 million and nil in interest and penalties for the years ended December 31, 2024, 2023 and 2022, respectively. As of December 31, 2024 and 2023, the Company had a payable of $13 million and $11 million, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The Internal Revenue Service (“IRS”) is currently auditing Ameriprise Financial’s U.S. income tax returns for 2019 and 2020. The state income tax returns of Ameriprise Financial or its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2017 through 2023.

21. COMMITMENTS AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2024	2023
Commercial mortgage loans	$58	$15

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, that include information requests, exams, or disputes regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates are cooperating with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

RiverSource Life Insurance Company

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2024 and 2023, the estimated liability was $11 million and $34 million, respectively. As of December 31, 2024 and 2023, the related premium tax asset was $9 million and $29 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

SAI9015_12_D01_(05/25)

PART C: OTHER INFORMATION
sItem 30. Exhibits—Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
(a)(1)
(a)(1) Copy of Resolution of Board of Directors of IDS Life Insurance Company establishing the Trust, adopted May 9, 1985, filed electronically as exhibit (a)(1) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is
incorporated herein by reference.

(a)(2)
(a)(2) Copy of Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16,
1985, filed electronically as exhibit (a)(2) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is
incorporated herein by reference.

(a)(3)
(a)(3) Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for the IDS Life Insurance Company
adopted December 8, 2006, for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding
filed as Exhibit (a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(b)	Not applicable.
(c)
Form of Principal Underwriter Agreement for RiverSource Life Insurance Company for Variable Annuities and Variable Life
Insurance filed electronically as Exhibit 3.1 to Initial Registration Statement on Form N-4 for RiverSource Variable Annuity
Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and
RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1)
Copy of Flexible Premium Variable Adjustable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to
Post-Effective Amendment No. 5 to Registration Statement No. 333-227506 on or about August 7, 2020, is incorporated herein by reference.

(d)(2)
Copy of Flexible Premium Variable Adjustable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Initial
Registration Statement File No. 333-227506 on or about September 24, 2018 is incorporated herein by reference.

(d)(3)
(d) (3) Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(2) to Initial
Registration Statement on Form N-6 on or about June 27, 2012 is incorporated herein by reference.

(d)(4)
Copy of Waiver of Premium Rider for Total Disability filed electronically as Exhibit (d)(3) to Initial Registration Statement File
No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(5)
Copy of Children’s Level Term Insurance Rider filed electronically as Exhibit (d)(4) to Initial Registration Statement File
No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(6)	Copy of Accidental Death Benefit Rider filed electronically as Exhibit (d)(5) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.
(d)(7)
Copy of Accelerated Death Benefit Rider for Terminal Illness filed electronically as Exhibit (d)(6) to Initial Registration
Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(8)	Copy of Automatic Increase Benefit Rider filed electronically as Exhibit (d)(7) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.
(d)(9)	Copy of Overloan Protection Benefit filed electronically as Exhibit (d)(9) to Initial Registration Statement on Form N-6 on or about June 27, 2012 is incorporated herein by reference.
(d)(10)
Copy of AdvanceSource(R) Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (d)(8) to Post-Effective
Amendment No. 39 to Registration Statement No. 333-69777 is incorporated herein by reference.

(d)(11)
Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV-ES) filed electronically as
Exhibit (d)(9) to Post-Effective Amendment No. 39 to Registration Statement No. 333-69777 is incorporated herein by reference.

(d)(12)
Copy of Indexed Account Endorsement filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 6 to
Registration Statement No. 333-182361 on or about June 10, 2016 is incorporated herein by reference.

(d)(13)
Copy of Accounting Value Increase Rider filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 6 to
Registration Statement No. 333-182361 on or about June 10, 2016 is incorporated herein by reference.

(d)(14)
Copy of Death Benefit Option 3 Endorsement filed electronically as Exhibit (d)(14) to Post-Effective Amendment No. 6 to
Registration Statement No. 333-182361 on or about June 10, 2016 is incorporated herein by reference.

(d)(15)
Copy of AdvanceSource(R) Accelerated Benefit Rider for Long-Term Care filed electronically as Exhibit (d)(14) to
Post-Effective Amendment No. 2 to Registration Statement No. 333-227506 is incorporated herein by reference.

(d)(16)	Copy of Indexed Loan Endorsement is filed electronically as Exhibit (d)(16) to Post-Effective Amendment No. 14 to registration Statement No.333-227506 is incorporated herewith by reference.
(e)(1)
Form of Application for Life and Disability Income Insurance filed electronically as Exhibit (e)(1) to Initial Registration
Statement to Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(e)(2)
Form of Application for AdvanceSource (R) Accelerated Benefit Rider filed electronically as Exhibit (e)(2) to Initial
Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(e)(3)
Form of Application for AdvanceSource(R)Accelerated Benefit Rider for Long-Term Care filed electronically as Exhibit
(e)(3) to Post-Effective Amendment No. 2 to Registration Statement No. 333-227506 is incorporated herein by reference.

(e)(4)	Form of Distribution of Policy Value Endorsement filed electronically as Exhibit (e)(4) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227506 is incorporated herein by reference.
(f)(1)
Copy of Certificate of Incorporation of IDS Life Insurance Company, dated July 23, 1957, filed electronically as exhibit
(f)(1) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(f)(2)
Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(f)(3)
Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to
Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(g)(1)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1011 filed electronically as exhibit (g)(1) to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(2)
Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 filed electronically as exhibit (g)(2) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(3)
Redacted copy of the Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 filed electronically as exhibit (g)(3) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(4)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 filed electronically as exhibit (g)(4) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(5)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1021 filed electronically as exhibit (g)(5) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(6)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1021 filed electronically as exhibit (g)(6) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(7)
Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1021 filed electronically as exhibit (g)(7) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(8)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1031 filed electronically as exhibit (g)(8) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(9)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(9) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(10)
Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(10) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(11)
Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(11) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(12)
Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(12) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(13)
Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(13) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(14)
Redacted copy of the Twelfth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(14) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(15)
Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(15) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(16)
Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(16) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(17)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1041 filed electronically as exhibit (g)(17) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(18)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(18) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(19)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(19) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(20)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(20) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(21)
Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(21) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(22)
Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(22) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(23)
Redacted copy of the Tenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(23) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(24)
Redacted copy of the Eleventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(24) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(25)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1051 filed electronically as exhibit (g)(25) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(26)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(26) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(27)
Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(27) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(28)
Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(28) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(29)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(29) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(30)
Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(30) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(31)
Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(31) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(32)
Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(32) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(33)
Redacted copy of the Twenty-First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(33) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(34)
Redacted copy of the Twenty-Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(34) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(35)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1061 filed electronically as exhibit (g)(35) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(36)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(36) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(37)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(37) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(38)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(38) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(39)
Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(39) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(40)
Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(40) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(41)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(41) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(42)
Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(42) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(43)
Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(43) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(44)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1071 filed electronically as exhibit (g)(44) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(45)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(45) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(46)
Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(46) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(47)
Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(47) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(48)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(48) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(49)
Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(49) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(50)
Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(50) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(51)
Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(51) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(52)
Redacted copy of the Twenty-Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(52) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is
incorporated herein by reference.

(h)(1)
Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products
Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to
RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or
about April 24, 2008, is incorporated herein by reference.

(h)(2)
Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life
Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century
Investment Services, Inc. filed electronically as Exhibit (h)(3) to Post-Effective Amendment No. 22 to Registration Statement
No. 333-44644 is incorporated herein by reference.

(h)(3)
Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account
Funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.21 to RiverSource
Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24,
2008 is incorporated herein by reference.

(h)(4)
Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company, PIMCO Variable Insurance Trust
and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.19 to RiverSource Variable Account 10’s
Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(5)
Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American
Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise
Financial Services, Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(10) to
Post-Effective Amendment No. 27 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(6)
Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among
American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and
Janus Aspen Series filed electronically as Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement
No. 333-69777 is incorporated herein by reference.

(h)(7)
Copy of Amended and Restated Participation Agreement among MFS Variable Insurance Trust, IDS Life Insurance Company,
American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit (h)(14) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(8)
Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance Company, Wanger Advisors
Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as
Exhibit 8.11 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement
No. 333-139760 on or about April 24, 2008, is incorporated herein by reference.

(h)(9)
Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance
Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein
Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement
No. 333-69777 is incorporated herein by reference.

(h)(10)
Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Company,
RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC dated January 1, 2007, filed electronically as Exhibit
(h)(21) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(11)
Copy of Fund Participation Agreement dated May 1, 2006, among American Enterprise Life Insurance Company, IDS Life
Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia
Management Distributors, Inc. filed electronically as Exhibit 27(h) (22) to Post-Effective Amendment No. 28 to Registration
Statement No. 333-69777 is incorporated herein by reference.

(h)(12)
(h)(12) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company,
RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to
Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(13)
Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, BlackRock
Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.3 to RiverSource Variable
Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(14)
Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, RiverSource
Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments
Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.5 to RiverSource
Variable Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(15)
Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust,
Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective
Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16)
Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio
Solutions Distributor, Inc., and RiverSource Life Insurance Company filed electronically as exhibit 8.16 to RiverSource
Variable Account 10’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(17)
Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance
Company, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason
Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly
Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc.
(formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason InvestorServices,
LLC filed electronically as Exhibit 8.15 to Post-EffectiveAmendment No. 41 to Registration Statement No. 333-79311 is
incorporated herein by reference.

(h)(18)
Copy of Fund Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource
Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as
Exhibit (h)(26) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(19)
Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc.,
Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance
Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to RiverSource Variable Account 10’s
Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(20)
Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds,
AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h) (1) to Post-Effective
Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(21)
Copy of Fund Participation Agreement dated April 29, 2013, by and among Ivy Funds Variable Insurance Portfolios, Waddell &
Reed, Inc., and RiverSource Life Insurance Company filed electronically as Exhibit 8.18 to Registrant’s Post-Effective
Amendment No. 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

(h)(22)
Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and
IDS Life Insurance Company filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 41 to Registration Statement
No. 333-79311 is incorporated herein by reference.

(h)(23)
Copy of Fund Participation Agreement between RiverSource Life Insurance Company and Lord Abbett Series Fund, Inc. dated
May 1, 2022 filed electronically as Exhibit (h)(xxv) to Pre-Effective Amendment No.1 to Registration Statement
No. 333-262312 is incorporated herein by reference.

(i)	Not applicable.
(j)	Not applicable.
(k)	Consent and Opinion of Counsel is filed electronically herewith.
(l)	Not applicable.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm for VUL 6 is filed electronically herewith.
(n)(1)	Consent of Independent Registered Public Accounting Firm for VUL 6 v3 is filed electronically herewith.
(o)	Not applicable.
(p)	Not applicable.
(q)
Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as
Exhibit (q) to Post-Effective Amendment No.14 to Registration Statement No.333-227506 is incorporated herein by reference.

(r)	Not Applicable.
(s)
Power of Attorney to sign Amendment to this Registration Statement, dated Sept.25, 2024, filed electronically herewith as to
RiverSource Variable Account 10’s Post-Effective Amendment 22 to Registration Statement on Form N-4, File No.333-230376,
is incorporated herein by reference.

101	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document filed electronically herewith.
Item 31. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero		Chairman of the Board and President
Michael J. Pelzel		Senior Vice President – Corporate Tax
Stephen P. Blaske		Director, Senior Vice President and Chief Actuary
Shweta Jhanji		Senior Vice President and Treasurer
Gene R. Tannuzzo		Director
Sherman, Kara D.		Director
Stephen R. Wolfrath		Director, Vice President – Insurance and Annuities Product Development and Management
John R. Hutt		Director
Brian E. Hartert		Director, Chief Financial Officer
Paula J. Minella		Secretary
Gregg L. Ewing		Vice President and Controller
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing 2, LLC	Delaware

Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise Installment Financing, LLC	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Michigan
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP GP, LLC	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Lionstone CREAD Partners Two, LLC	Delaware
Lionstone CREAD GP, LLC	Delaware
Lionstone LORE Two, LLC	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas

Parent Company /Subsidiary Name	Jurisdiction
Cash Flow Asset Management, L.P.[4]	Texas
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas
LPL 1111 Broadway, L.P.[5]	Texas
Lionstone Raleigh Development Partners GP, LLC	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone RDP Tower V Investors GP, LLC	Delaware
Lionstone RDP St. Albans Investors GP, LLC	Delaware
Lionstone RDP Co-Investment Fund I GP, LLC	Delaware
Lionstone VA Five, LLC	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Investments UK International Limited	England & Wales
Columbia Threadneedle (Europe) Limited	England & Wales
Columbia Threadneedle AM (Holdings) Limited	Scotland
Astraeus III GP LLP
Astraeus III FP LP
Columbia Threadneedle Capital (Group) Limited	Cayman Islands
Columbia Threadneedle Capital (Holdings) Limited	Cayman Islands
Columbia Threadneedle Capital (UK) Limited	England & Wales
Columbia Threadneedle Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
Columbia Threadneedle Group (Holdings) Limited	England & Wales
Columbia Threadneedle Group (Management) Limited	England & Wales
Columbia Threadneedle Holdings Limited	England & Wales
Columbia Threadneedle Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Columbia Threadneedle Netherlands B.V.	Netherlands
F&C Alternative Investments (Holdings) Limited	England & Wales
Columbia Threadneedle Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
Columbia Threadneedle Fund Management Limited	England & Wales
Columbia Threadneedle Managers Limited	England & Wales
Columbia Threadneedle (Services) Limited	Scotland
Columbia Threadneedle Management (Swiss) GmbH‡	Switzerland
Columbia Threadneedle Investment Business Limited	Scotland
Columbia Threadneedle PE Co-Investment GP LLP	Scotland
FCIT PE FP LP6	Scotland
Columbia Threadneedle PE Co-Investment FP LP6	Scotland
Columbia Threadneedle Real Estate Partners LLP[7]	England & Wales
CT UK Residential Real Estate FCP-RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
Columbia Threadneedle Real Estate Partners S.à.r.l.	Luxembourg
CT Real Estate Partners GmbH & Co. KG, München	Germany
CT Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
Columbia Threadneedle Real Estate Partners Asset Management Limited	England & Wales
Columbia Threadneedle REP Property Management Limited	England & Wales
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP6	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP6	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C European Capital Partners (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) Limited	Scotland

Parent Company /Subsidiary Name	Jurisdiction
F&C European Capital Partners II (Founder Partner) LP6	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager Limited	England & Wales
FP Asset Management Holdings Limited	England & Wales
Columbia Threadneedle Asset Managers Limited	England & Wales
Ivory & Sime Limited	Scotland
Columbia Threadneedle (EM) Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[8]	Delaware
TAM UK International Holdings Limited	England & Wales
Columbia Threadneedle Investments (ME) Limited	Dubai
CTM Holdings Limited	Malta
TAM Investment Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey

Parent Company /Subsidiary Name	Jurisdiction
Sackville Property Farnborough (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UK Property Select III (GP) S.à r.l.	Luxembourg
Sackville UK Property Select IV (GP) S.à.r.l.	Luxembourg
Sackville UK Property Select IV (GP) No. 1 Limited	England
Sackville UK Property Select IV Nominee (1) Limited	England
Sackville UK Property Select IV Nominee (2) Limited	England
Sackville UK Property Select IV Nominee (7) Limited	England
Sackville UK Property Select IV Nominee (8) Limited	England
Sackville UK Property Select IV (GP) No. 2 Limited	England
Sackville UK Property Select IV Nominee (3) Limited	England
Sackville UK Property Select IV Nominee (4) Limited	England
Sackville UK Property Select IV (GP) No. 3 Limited	England
Sackville UK Property Select IV Nominee (5) Limited	England
Sackville UK Property Select IV Nominee (6) Limited	England

Parent Company /Subsidiary Name	Jurisdiction
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle UK Property Select IV Feeder SA SICAV-RAIF	Luxembourg
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*
Publicly-traded company (NYSE: AMP)
**
The company has non-voting shares held by third parties
†
Regulated by Luxembourg Authority
‡
FINMA Authorized Representative office of BMO Asset Management Ltd.
1
Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
2
Registered broker-dealer
3
Managed by members of onshore hedge fund feeders
4
Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%)
5
Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
6
Columbia Threadneedle AM (Holdings) plc owns a percentage of the entity
7
Columbia ThreadneedleTreasury Limited holds 1 unit
8
One-third of this entity is owned by American Express Travel Related Services
Item 33. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) RiverSource Distributors, Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Kara D. Sherman	Director
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Jason S. Bartylla	Chief Financial Officer
Sara S. Janz	Director
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$439,655,537	None	None	None
Item 35. Location of Accounts and Records
The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Company at 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
Item 36. Management Services
Not Applicable.
Item 37. Fee Representation
The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the April 28, 2025.
RiverSource Variable Life Separate Account
(Registrant)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the April 28, 2025.
RiverSource Life Insurance Company
(Depositor)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the April 28, 2025.
Signature	Title
/s/ Gumer C. Alvero	Chairman of the Board and President (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske	Director, Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Brian E. Hartert	Chief Financial Officer
Brian E. Hartert
/s/ Gene R. Tannuzzo	Director
Gene R. Tannuzzo
/s/ Gregg L. Ewing	Vice President and Controller (Principal Accounting Officer)
Gregg L. Ewing
/s/ Stephen R. Wolfrath	Director, Vice President – Insurance and Annuities Product Development and Management
Stephen R. Wolfrath
/s/ John R. Hutt	Director
John R. Hutt
Signed pursuant to Power of Attorney to sign Amendment to this Registration Statement, dated Sept.25, 2024 filed electronically as Exhibit (s) to RiverSource Variable Account 10,s Post-Effective Amendment 22 to Registration Statement on N-4, File No.333-230376, is incorporated herein by reference, by

/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMEND No. 18
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
RiverSource Variable Universal Life 6 Insurance v3
RiverSource Variable Universal Life 6 Insurance
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Life Separate Account dated May 1, 2025 is filed electronically herewith.
Part C.
Other Information.
The signatures.
Exhibits.

EXHIBIT INDEX
(k)	Consent and Opinion of Counsel
(n)	Consent of Independent Registered Public Accounting Firm for VUL 6 is filed electronically herewith.
(n)(1)	Consent of Independent Registered Public Accounting Firm for VUL 6 v3 is filed electronically herewith.